                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              FORM N-CSR

               CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                   MANAGEMENT INVESTMENT COMPANIES

             Investment Company Act file number:  811-06637
             ______________________________________________

                           The UBS Funds
______________________________________________________________________________
             (Exact name of registrant as specified in charter)

             51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
             (Address of principal executive offices) (Zip code)

                          Mark F. Kemper, Esq.
                 UBS Global Asset Management (US) Inc.
                          51 West 52nd Street
                        New York, NY 10019-6114
               (Name and address of agent for service)

                               Copy to:
                          Bruce Leto, Esq.
                 Stradley Ronon Stevens & Young, LLP
                       2600 One Commerce Square
                       Philadelphia, PA 215-564


  Registrant's telephone number, including area code:  212-882 5000

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS GLOBAL ALLOCATION FUND
UBS GLOBAL EQUITY FUND
UBS GLOBAL BOND FUND
UBS INTERNATIONAL EQUITY FUND
UBS U.S. LARGE CAP EQUITY FUND
UBS U.S. LARGE CAP GROWTH FUND
UBS U.S. LARGE CAP VALUE EQUITY FUND
UBS U.S. SMALL CAP GROWTH FUND
UBS DYNAMIC ALPHA FUND
UBS U.S. BOND FUND
UBS ABSOLUTE RETURN BOND FUND
UBS HIGH YIELD FUND

SEMI-ANNUAL REPORT
DECEMBER 31, 2005

TABLE OF CONTENTS

Portfolio Managers' Commentary and Schedules of Investments
     UBS Global Allocation Fund                                              2
     UBS Global Equity Fund                                                 19
     UBS Global Bond Fund                                                   28
     UBS International Equity Fund                                          38
     UBS U.S. Large Cap Equity Fund                                         46
     UBS U.S. Large Cap Growth Fund                                         53
     UBS U.S. Large Cap Value Equity Fund                                   59
     UBS U.S. Small Cap Growth Fund                                         66
     UBS Dynamic Alpha Fund                                                 73
     UBS U.S. Bond Fund                                                     81
     UBS Absolute Return Bond Fund                                          90
     UBS High Yield Fund                                                   100

Statements of Assets and Liabilities                                       110

Statements of Operations                                                   114

Statements of Changes in Net Assets                                        116

Financial Highlights                                                       120

Notes to Financial Statements                                              144

General Information                                                        163

UBS GLOBAL ALLOCATION FUND

For the six-month period ended December 31, 2005, Class A shares of UBS Global Allocation Fund (the "Fund") returned 6.08% (0.22% after the deduction of the maximum sales charge) and Class Y shares returned 6.23%, versus the 6.32% return of the Fund's benchmark, the GSMI Mutual Fund Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 4; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's performance during the semiannual period was solid in absolute terms, although the Fund slightly lagged the benchmark. While market allocation generally helped Fund performance, stock selection in a number of foreign equity markets, particularly Japan, detracted from returns. On the fixed-income side, our positions in the UK, Canada and emerging markets all detracted somewhat from performance. Throughout the reporting period, we maintained a fairly neutral stance toward equities, both in the US and internationally. We did, however, dramatically reduce our exposure to fixed-income markets in the second half of the year by taking an overweight position in cash equivalents, which we maintained throughout the reporting period.

US EQUITIES RALLIED IN THE SECOND HALF OF 2005, INTERNATIONAL STOCKS CONTINUED TO OUTPERFORM

Within the United States, a devastating hurricane season captured headlines for much of the period. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm--along with Hurricane Rita, which struck southeastern Texas a month later--significantly impaired the Gulf Coast's oil-refining capacity, and sent oil prices soaring to a high of more than $70 a barrel. On Labor Day weekend, the average price of regular unleaded gasoline broke $3.07 a gallon nationwide.

Many investors feared the shock of high energy prices along with the extensive damage caused by the hurricane season would serve a blow to the nation's economy. However, after an initial spike in jobless claims caused primarily by displaced New Orleans residents, subsequent data proved the economy to be much more resilient than many had anticipated. Overall unemployment and core inflation both remained low, while consumer confidence, after dropping in October, surged in November and continued to rise in December. After trading in a fairly narrow range for much of the period and then bottoming out in October, stocks finished the period by rallying on the heels of this strong economic data. The Fund's US stock selection was solid during the period, and we were able to capitalize on the year-end rally.

On the international stage, China's continued expansion, albeit at a reduced pace, continued to fuel a number of Asian and other neighboring economies. Japan continued to reform its economy and stocks in that country posted strong returns. Our security selection in Japan, however, was one of the Fund's biggest detractors from relative performance. European economies remained stable, with some notable improvements from the larger players. Stocks throughout the continent generally posted low double-digit returns for the period, and while our market exposure generally helped returns, again, our stock selection was a detractor.

The US dollar continued to strengthen in the second half of 2005, particularly against the Japanese yen. Against that backdrop, international equities continued to outperform their US counterparts, and by a relatively wide margin.

CHALLENGING PERIOD FOR FIXED-INCOME MARKETS

The past six months marked a challenging period for fixed-income investors. Yields on short-term Treasuries rose throughout the reporting period, while yields on the Treasuries with maturities longer than three years fell in the final two months of the year, most dramatically in the 10- to 20-year part of the curve. This produced an exceptionally flat yield curve for much of the period, and at the end of December, the curve actually inverted by some measures. Despite our move toward a more bulleted position with regard to the curve (in which the Fund held more securities in the middle of the maturity spectrum than at either extreme), this still impacted performance negatively. We believe the current shape of the curve is likely to be short lived, as we feel the 10-year Treasury to be particularly undervalued. An inverted yield curve is typically the harbinger of a recession, but given the strength of the economy, we believe rates of longer-term bonds may rise in the coming months. The Fund's short duration stance throughout the period, as well as its overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), contributed positively to performance on both an absolute basis and relative to the Index.

On an international level, a number of other challenges existed. While our yield-curve positioning and duration exposure helped performance, issue selection and market weightings were negatives. Emerging market debt, which appeared substantially overvalued during the period, continued to perform well, and our underweight position detracted from returns. Our underweight position in Japanese bonds was a benefit, as bonds tended to decline as the economy improved. European bonds, on the other hand, turned in a modestly positive performance, but had a limited impact on returns. Germany and France showed signs of improving economies late in the year, while UK bonds posted the highest returns in the region, and our position there generally helped absolute returns.

CURRENCY POSITIONS PRODUCED MIXED RESULTS AS US DOLLAR RALLIED

From a currency standpoint, our allocations detracted slightly from performance--specifically, our underweight positions in the British pound and dollar bloc currencies outside the US. We are currently underweight the British pound, Canadian dollar, New Zealand dollar and US dollar in favor of Asian currencies. Within Europe we are overweight Swedish krona and Swiss franc versus the euro.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                        6 MONTHS    1 YEAR     5 YEARS    10 YEARS    INCEPTION*
                                         ENDED       ENDED      ENDED       ENDED         TO
                                        12/31/05    12/31/05   12/31/05   12/31/05    12/31/05
------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS A          6.08%       6.16%      8.84%        N/A         7.18%
UBS GLOBAL ALLOCATION FUND CLASS B          5.61        5.28        N/A         N/A         9.98
UBS GLOBAL ALLOCATION FUND CLASS C          5.61        5.37        N/A         N/A        10.17
UBS GLOBAL ALLOCATION FUND CLASS Y          6.23        6.46       9.07        8.64%        9.12
UBS GLOBAL ALLOCATION FUND CLASS A**        0.22        0.29       7.62         N/A         6.48
UBS GLOBAL ALLOCATION FUND CLASS B**        0.61        0.28        N/A         N/A         9.61
UBS GLOBAL ALLOCATION FUND CLASS C**        4.61        4.37        N/A         N/A        10.17
GSMI MUTUAL FUND INDEX***                   6.32        6.58       5.20        7.79         9.06
MSCI WORLD EQUITY (FREE) INDEX             10.39        9.82       2.48        7.30         8.98
CITIGROUP WORLD GOVERNMENT BOND INDEX      -3.02       -6.88       6.92        4.99         6.04

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND, FOR PURPOSES OF THIS ILLUSTRATION, THE INDICES, IS 8/31/92.

**   RETURNS INCLUDE SALES CHARGES.

***  AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED CURRENTLY AS
     FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX-USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US INDEX (IN USD); 2% J.P. MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX. ON DECEMBER 1, 2003, THE 40% RUSSELL 3000 INDEX REPLACED THE 40% WILSHIRE 5000 INDEX, AND ON JUNE 1, 2005 THE 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX REPLACED THE 3% MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING             ENDING            EXPENSES PAID
                                              ACCOUNT VALUE       ACCOUNT VALUE         DURING PERIOD*
                                               JULY 1, 2005     DECEMBER 31, 2005     7/1/05 - 12/31/05
-------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                $    1,000.00     $        1,060.80     $            6.08
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,019.31                  5.96

CLASS B ACTUAL                                     1,000.00              1,056.10                 10.26
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,015.22                 10.06

CLASS C ACTUAL                                     1,000.00              1,056.10                 10.05
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,015.43                  9.86

CLASS Y ACTUAL                                     1,000.00              1,062.30                  4.63
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,020.72                  4.53

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS: CLASS A:
     1.17%, CLASS B: 1.98%, CLASS C: 1.94%, CLASS Y: 0.89%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Citigroup, Inc.                                        1.8%
Microsoft Corp.                                        1.4
Morgan Stanley                                         1.2
Wells Fargo & Co.                                      1.1
Wyeth                                                  1.1
Sprint Nextel Corp.                                    1.1
UnitedHealth Group, Inc.                               1.0
American International Group, Inc.                     1.0
Exelon Corp.                                           1.0
JPMorgan Chase & Co.                                   0.9
---------------------------------------------------------------
Total                                                 11.6%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                  PERCENTAGE OF
                                                   NET ASSETS
---------------------------------------------------------------
Federal National Mortgage Association
5.000%, TBA                                            1.5%
U.S. Treasury Notes
3.625%, due 06/15/10                                   0.9
U.S. Treasury Notes
4.000%, due 08/31/07                                   0.8
U.S. Treasury Notes
3.875%, due 05/15/09                                   0.8
U.S. Treasury Bonds
8.750%, due 05/15/17                                   0.8
U.S. Treasury Inflation Indexed Bond (TIPS)
2.000%, due 01/15/14                                   0.5
Deutsche Bundesrepublik
4.500%, due 07/04/09                                   0.4
Federal National Mortgage Association
4.945%, due 02/01/35                                   0.3
Ford Motor Credit Co.
5.800%, due 01/12/09                                   0.3
U.S. Treasury Notes
4.125%, due 05/15/15                                   0.3
---------------------------------------------------------------
Total                                                  6.6%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
  Aerospace & Defense                                                       1.00%
  Air Freight & Logistics                                                   0.60
  Auto Components                                                           0.90
  Automobiles                                                               0.34
  Beverages                                                                 0.28
  Biotechnology                                                             1.04
  Building Products                                                         0.75
  Capital Markets                                                           2.03
  Commercial Banks                                                          2.34
  Commercial Services & Supplies                                            0.30
  Computers & Peripherals                                                   0.46
  Diversified Financial Services                                            2.30
  Diversified Telecommunication Services                                    1.56
  Electric Utilities                                                        1.60
  Electronic Equipment & Instruments                                        0.34
  Energy Equipment & Services                                               0.22
  Food & Staples Retailing                                                  1.34
  Gas Utilities                                                             0.33
  Health Care Equipment & Supplies                                          0.87
  Health Care Providers & Services                                          2.58
  Insurance                                                                 1.43
  Internet & Catalog Retail                                                 0.41
  Machinery                                                                 0.76
  Media                                                                     2.85
  Multi-Utilities & Unregulated Power                                       0.39
  Multiline Retail                                                          0.47
  Oil & Gas                                                                 0.92
  Pharmaceuticals                                                           3.52
  Road & Rail                                                               0.69
  Semiconductors & Semiconductor Equipment                                  0.56
  Software                                                                  2.45
  Thrifts & Mortgage Finance                                                0.81
                                                                          ------
      Total U.S. Equities                                                  36.44*
INTERNATIONAL EQUITIES
  Air Freight & Logistics                                                   0.21
  Airlines                                                                  0.17
  Auto Components                                                           0.37
  Automobiles                                                               0.51
  Beverages                                                                 0.51
  Biotechnology                                                             0.09
  Capital Markets                                                           0.80
  Chemicals                                                                 0.56
  Commercial Banks                                                          3.49
  Commercial Services & Supplies                                            0.19
  Communications Equipment                                                  0.24
  Construction & Engineering                                                0.05
  Construction Materials                                                    0.27
  Consumer Finance                                                          0.24
  Distributors                                                              0.03
  Diversified Financial Services                                            0.53
  Diversified Telecommunication Services                                    0.85
  Electric Utilities                                                        0.45
  Electronic Equipment & Instruments                                        0.27
  Energy Equipment & Services                                               0.38
  Food & Staples Retailing                                                  0.63
  Food Products                                                             0.21
  Health Care Equipment & Supplies                                          0.11
  Health Care Providers & Services                                          0.16
  Hotels, Restaurants & Leisure                                             0.53
  Household Durables                                                        0.54
  Household Products                                                        0.16
  Industrial Conglomerates                                                  0.11%
  Insurance                                                                 1.90
  Internet & Catalog Retail                                                 0.11
  IT Services                                                               0.50
  Machinery                                                                 0.37
  Marine                                                                    0.07
  Media                                                                     0.45
  Metals & Mining                                                           0.22
  Multiline Retail                                                          0.11
  Office Electronics                                                        0.26
  Oil & Gas                                                                 1.91
  Paper & Forest Products                                                   0.27
  Pharmaceuticals                                                           1.22
  Real Estate                                                               0.34
  Road & Rail                                                               0.36
  Semiconductors & Semiconductor Equipment                                  0.44
  Specialty Retail                                                          0.35
  Textiles, Apparel & Luxury Goods                                          0.08
  Tobacco                                                                   0.31
  Trading Companies & Distributors                                          0.42
  Wireless Telecommunication Services                                       1.02
                                                                          ------
      Total International Equities                                         23.37*

TOTAL EQUITIES                                                             59.81

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
  Aerospace & Defense                                                       0.01
  Automobiles                                                               0.09
  Beverages                                                                 0.06
  Capital Markets                                                           0.27
  Chemicals                                                                 0.02
  Commercial Banks                                                          0.25
  Commercial Services & Supplies                                            0.06
  Consumer Finance                                                          0.26
  Diversified Financial Services                                            0.69
  Diversified Telecommunication Services                                    0.14
  Electric Utilities                                                        0.12
  Food & Staples Retailing                                                  0.05
  Food Products                                                             0.07
  Gas Utilities                                                             0.01
  Hotels, Restaurants & Leisure                                             0.01
  Household Durables                                                        0.03
  Insurance                                                                 0.06
  IT Services                                                               0.01
  Machinery                                                                 0.01
  Media                                                                     0.12
  Multi-Utilities & Unregulated Power                                       0.07
  Oil & Gas                                                                 0.09
  Personal Products                                                         0.01
  Pharmaceuticals                                                           0.04
  Real Estate                                                               0.04
  Road & Rail                                                               0.06
  Thrifts & Mortgage Finance                                                0.12
  Tobacco                                                                   0.04
  Wireless Telecommunication Services                                       0.01
                                                                          ------
      Total U.S. Corporate Bonds                                            2.82
Asset-Backed Securities                                                     0.43
Commercial Mortgage-Backed Securities                                       1.38
Mortgage & Agency Debt Securities                                           8.66
Stripped Mortgage-Backed Securities                                         0.13
U.S. Government Obligations                                                 4.72
                                                                          ------
      Total U.S. Bonds                                                     18.14*

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

INTERNATIONAL CORPORATE BONDS
  Aerospace & Defense                                                       0.02%
  Commercial Banks                                                          0.30
  Diversified Telecommunication Services                                    0.04
  Oil & Gas                                                                 0.02
                                                                          ------
      Total International Corporate Bonds                                   0.38
International Asset-Backed Securities                                       0.27
Foreign Government Bonds                                                    3.76
Sovereign/SupraNational Bond                                                0.41
                                                                          ------
      Total International Bonds                                             4.82
TOTAL BONDS                                                                22.96

INVESTMENT COMPANIES                                                        6.90
SHORT-TERM INVESTMENTS                                                     11.37*
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED                                                         2.32
                                                                          ------
TOTAL INVESTMENTS                                                         103.36
LIABILITIES, IN EXCESS OF CASH AND
  OTHER ASSETS                                                             (3.36)
                                                                          ------
NET ASSETS                                                                100.00%
                                                                          ======

* THE FUND HELD A SHORT POSITION IN U.S. STOCK INDEX FUTURES WHICH INCREASED U.S. EQUITY EXPOSURE FROM 36.44% TO 36.45%. THE FUND ALSO HELD A SHORT POSITION IN INTERNATIONAL STOCK INDEX FUTURES WHICH REDUCED THE INTERNATIONAL EQUITY EXPOSURE FROM 23.37% TO 23.33%. THE FUND ALSO HELD A LONG POSITION IN INTERNATIONAL STOCK INDEX FUTURES WHICH INCREASED THE INTERNATIONAL EQUITY EXPOSURE FROM 23.37% TO 23.40%. THESE ADJUSTMENTS NET TO HAVE NO IMPACT ON EXPOSURE FOR SHORT-TERM INVESTMENTS.

              UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                  SHARES           VALUE
                                              -------------   ---------------
EQUITIES -- 59.81%
U.S. EQUITIES -- 36.44%
Allergan, Inc.                                      281,200   $    30,358,352
American Electric Power Co., Inc.                   325,600        12,076,504
American International Group, Inc.                  515,000        35,138,450
Anheuser-Busch Cos., Inc.                           228,400         9,812,064
Applied Materials, Inc.                             668,100        11,985,714
AT&T, Inc.                                          647,700        15,862,173
Baker Hughes, Inc.                                  126,300         7,676,514
Borg-Warner, Inc.                                   144,400         8,754,972
Bristol-Myers Squibb Co.                            409,400         9,408,012
Burlington Northern Santa Fe Corp.                  342,400        24,248,768
Caremark Rx, Inc. (a)                               249,900        12,942,321
Carnival Corp.                                      352,100        18,826,787
CCE Spinco, Inc. (a)                                 51,975           680,872
Cendant Corp.                                       581,800        10,036,050
Cephalon, Inc. (a)                                  227,500        14,728,350
Citigroup, Inc. (b)                               1,278,207        62,031,386
Clear Channel Communications, Inc.                  415,800        13,076,910
Costco Wholesale Corp.                              601,200        29,741,364
Dell, Inc. (a)                                      534,800        16,038,652
Dex Media, Inc.                                     297,800         8,067,402
DIRECTV Group, Inc. (a)                             570,200         8,051,224
Exelon Corp.                                        660,200        35,083,028
Expedia, Inc. (a)                                   603,500        14,459,860
ExxonMobil Corp.                                    211,500        11,879,955
FedEx Corp.                                         204,800        21,174,272
Fifth Third Bancorp (c)                             651,700        24,582,124
Freddie Mac                                         439,200        28,701,720
Genzyme Corp. (a)(c)                                309,800        21,927,644
Harley-Davidson, Inc.                               235,300        12,115,597
Hartford Financial Services Group, Inc.             176,000        15,116,640
Healthsouth Corp. (a)                               867,800         4,252,220
Illinois Tool Works, Inc. (c)                       304,800        26,819,352
Johnson & Johnson                                   507,138        30,478,994
Johnson Controls, Inc.                              313,400        22,849,994
JPMorgan Chase & Co.                                818,300        32,478,327
Kohl's Corp. (a)                                    339,500        16,499,700
Kroger Co. (a)                                      924,300        17,450,784
Lockheed Martin Corp.                               299,100        19,031,733
Marathon Oil Corp.                                  335,300        20,443,241
Masco Corp. (c)                                     874,300        26,395,117
Medco Health Solutions, Inc. (a)                    313,600        17,498,880
Medtronic, Inc.                                     167,200         9,625,704
Mellon Financial Corp.                              816,100        27,951,425
Mercury Interactive Corp. (a)                       302,000         8,392,580
Mettler Toledo International, Inc. (a)              219,900        12,138,480
Microsoft Corp.                                   1,925,700        50,357,055
Morgan Stanley (d)                                  769,150        43,641,571
Mylan Laboratories, Inc.                            671,950        13,412,122
NiSource, Inc.                                      389,500         8,124,970
Northeast Utilities                                 172,900         3,404,401
Northrop Grumman Corp.                              270,100        16,235,711
Omnicom Group, Inc.                                 343,900        29,276,207
Oracle Corp. (a)                                  1,358,000        16,581,180
Pepco Holdings, Inc.                                254,500         5,693,165
PNC Financial Services Group, Inc.                  283,400        17,522,622
Sempra Energy                                       308,900        13,851,076
Sprint Nextel Corp.                               1,671,052        39,035,775
Symantec Corp. (a)                                  624,872   $    10,935,260
UnitedHealth Group, Inc.                            569,600        35,394,944
Univision Communications, Inc. (a)                  464,300        13,645,777
Waters Corp. (a)(d)                                 290,500        10,980,900
WellPoint, Inc. (a)                                 260,800        20,809,232
Wells Fargo & Co. (d)                               642,300        40,355,709
Wyeth (d)                                           872,300        40,186,861
Xilinx, Inc.                                        308,100         7,767,201
Zimmer Holdings, Inc. (a)                           131,400         8,861,616
                                                              ---------------
Total U.S. Equities                                             1,282,963,567
                                                              ---------------
INTERNATIONAL EQUITIES -- 23.37%
AUSTRALIA -- 0.60%
National Australia Bank Ltd.                        246,667         5,858,945
Qantas Airways Ltd.                               2,027,347         6,004,444
QBE Insurance Group Ltd.                            651,871         9,366,580
                                                              ---------------
                                                                   21,229,969
                                                              ---------------
AUSTRIA -- 0.23%
Telekom Austria AG                                  365,350         8,218,220
                                                              ---------------
BELGIUM -- 0.48%
Fortis                                              161,282         5,145,880
KBC Groep NV                                         92,321         8,596,353
Solvay S.A.                                          27,392         3,019,176
                                                              ---------------
                                                                   16,761,409
                                                              ---------------
BERMUDA -- 0.50%
Accenture Ltd., Class A                             611,000        17,639,570
                                                              ---------------
CANADA-- 1.09%
Alcan, Inc.                                          94,920         3,899,849
Bank of Nova Scotia                                 134,800         5,350,486
Canadian National Railway Co.                        65,400         5,240,101
Canadian Tire Corp. Ltd.                             62,400         3,732,888
Cott Corp. (a)                                      160,500         2,378,954
Falconbridge Ltd.                                    63,200         1,875,694
Inco Ltd.                                            46,000         1,998,365
Magna International, Inc., Class A                   42,500         3,071,100
Manulife Financial Corp.                             69,000         4,052,329
Petro-Canada                                        169,800         6,814,203
                                                              ---------------
                                                                   38,413,969
                                                              ---------------
CAYMAN ISLANDS -- 0.38%
GlobalSantaFe Corp.                                 279,800        13,472,370
                                                              ---------------
DENMARK -- 0.07%
A.P. Moller - Maersk A/S                                244         2,524,405
                                                              ---------------
FINLAND -- 0.33%
Nokia Oyj                                           260,957         4,773,231
UPM-Kymmene Oyj                                     342,940         6,723,470
                                                              ---------------
                                                                   11,496,701
                                                              ---------------
FRANCE -- 1.65%
AXA S.A.                                            248,670         8,025,355
France Telecom S.A.                                 421,244        10,467,938
Sanofi-Aventis                                      168,228        14,738,218
Total S.A.                                           85,854        21,568,548
Unibail REIT                                         23,625         3,143,787
                                                              ---------------
                                                                   57,943,846
                                                              ---------------

                                                  SHARES           VALUE
                                              -------------   ---------------
GERMANY -- 1.92%
Allianz AG                                           88,679   $    13,432,044
Bayerische Motoren Werke AG                          80,207         3,518,159
Deutsche Postbank AG                                122,233         7,090,871
Deutsche Telekom AG                                 364,665         6,078,714
E.ON AG                                             108,359        11,210,932
Fresenius Medical Care AG                            53,886         5,677,811
Hannover Rueckversicherung AG                        55,520         1,967,303
MAN AG                                              105,817         5,647,475
Metro AG                                             78,526         3,793,051
Premiere AG (a)                                      66,439         1,164,126
Schering AG                                          60,565         4,058,384
Siemens AG                                           47,362         4,059,603
                                                              ---------------
                                                                   67,698,473
                                                              ---------------
HONG KONG -- 0.36%
Esprit Holdings Ltd.                                504,500         3,585,144
Hutchison Telecommunications
  International Ltd. (a)                          2,262,000         3,267,416
Sun Hung Kai Properties Ltd.                        371,000         3,612,556
Yue Yuen Industrial Holdings                        766,500         2,140,247
                                                              ---------------
                                                                   12,605,363
                                                              ---------------
IRELAND -- 0.50%
Bank of Ireland                                     788,803        12,429,728
CRH PLC                                             170,160         5,006,093
                                                              ---------------
                                                                   17,435,821
                                                              ---------------
ITALY -- 0.49%
ENI SpA                                             222,235         6,164,526
UniCredito Italiano SpA                           1,602,135        11,039,188
                                                              ---------------
                                                                   17,203,714
                                                              ---------------
JAPAN -- 5.12%
Aeon Co., Ltd.                                      219,300         5,578,497
Aiful Corp.                                          39,050         3,261,479
Asahi Breweries Ltd.                                394,800         4,817,206
Astellas Pharma, Inc.                                43,700         1,704,498
Bank of Yokohama Ltd.                               641,000         5,244,965
Bridgestone Corp.                                   296,000         6,161,699
Canon, Inc.                                         156,400         9,150,464
East Japan Railway Co.                                1,087         7,474,940
Funai Electric Co., Ltd.                             32,300         3,574,130
Honda Motor Co., Ltd.                               119,800         6,836,427
Japan Tobacco, Inc.                                     214         3,121,041
Kao Corp.                                           208,000         5,573,239
KDDI Corp.                                              513         2,957,901
Mitsubishi Corp.                                    379,800         8,405,291
Mitsui Fudosan Co., Ltd.                            248,000         5,036,334
Mitsui Sumitomo Insurance Co., Ltd.                 399,000         4,881,986
Murata Manufacturing Co., Ltd.                       66,600         4,269,267
NEC Electronics Corp.                                30,500         1,000,848
Nippon Paper Group, Inc.                                713         2,853,572
Nissan Motor Co., Ltd.                              738,800         7,486,039
Nitto Denko Corp.                                   116,300         9,062,594
NOK Corp.                                           137,500         3,730,869
Nomura Holdings, Inc.                               230,400         4,415,178
NTN Corp.                                           389,000         3,074,134
NTT DoCoMo, Inc.                                      4,637         7,077,288
Rohm Co., Ltd.                                       76,500         8,322,339
Sekisui House Ltd.                                  432,000   $     5,435,943
Shin-Etsu Chemical Co., Ltd.                        146,400         7,783,338
Sompo Japan Insurance, Inc.                         319,000         4,314,283
Sumitomo Mitsui Financial Group, Inc.                   562         5,956,671
Sumitomo Trust & Banking Co., Ltd.                  530,000         5,415,271
Takefuji Corp.                                       78,480         5,330,265
Tokyo Gas Co., Ltd.                               1,285,000         5,709,416
Yokogawa Electric Corp.                             303,400         5,170,933
                                                              ---------------
                                                                  180,188,345
                                                              ---------------
NETHERLANDS -- 1.62%
ABN AMRO Holding NV                                 981,171        25,659,926
ASML Holding NV (a)                                 302,387         6,050,131
Koninklijke (Royal) Philips Electronics
  NV                                                158,697         4,931,886
Reed Elsevier NV                                    311,839         4,356,397
Royal KPN NV                                        530,395         5,318,606
TNT NV                                              236,364         7,387,547
VNU NV                                              105,650         3,503,464
                                                              ---------------
                                                                   57,207,957
                                                              ---------------
NORWAY -- 0.20%
Telenor ASA                                         700,400         6,875,009
                                                              ---------------
SINGAPORE -- 0.03%
Jardine Cycle & Carriage Ltd.                       145,000           968,033
MCL Land Ltd.                                       104,400           108,001
                                                              ---------------
                                                                    1,076,034
                                                              ---------------
SPAIN -- 0.62%
Banco Santander Central Hispano S.A.              1,219,010        16,091,522
Repsol YPF S.A.                                     200,177         5,846,532
                                                              ---------------
                                                                   21,938,054
                                                              ---------------
SWEDEN -- 0.38%
Electrolux AB, B Shares                             200,900         5,221,959
Sandvik AB                                           94,000         4,377,871
Telefonaktiebolaget LM Ericsson, B Shares         1,087,000         3,735,301
                                                              ---------------
                                                                   13,335,131
                                                              ---------------
SWITZERLAND -- 2.21%
Actelion Ltd. (a)                                    38,711         3,202,227
Adecco S.A.                                         101,841         4,696,598
Credit Suisse Group                                 410,308        20,920,540
Holcim Ltd.                                          66,477         4,527,751
Nestle S.A.                                          24,966         7,466,716
Novartis AG                                         180,023         9,459,753
Roche Holding AG                                     87,313        13,109,741
Straumann Holding AG                                 16,028         3,714,110
Swiss Reinsurance Co.                               148,051        10,838,633
                                                              ---------------
                                                                   77,936,069
                                                              ---------------
UNITED KINGDOM -- 4.59%
Balfour Beatty PLC                                  301,198         1,844,832
Barclays PLC                                      1,671,763        17,573,999
BP PLC                                            1,973,192        21,014,287
Burberry Group PLC                                   75,318           556,890
Centrica PLC                                        199,002           872,221
Collins Stewart Tullett PLC                         260,772         2,669,516
Diageo PLC                                          739,263        10,715,774
Gallaher Group PLC                                  518,578         7,829,173
GUS PLC                                             212,372         3,770,781

                                                  SHARES           VALUE
                                              -------------   ---------------
ITV PLC                                             949,748   $     1,838,297
Kesa Electricals PLC                                647,943         2,898,445
Kingfisher PLC                                    1,440,623         5,880,463
Prudential PLC                                    1,290,228        12,209,105
Rentokil Initial PLC                                681,978         1,918,416
Royal Bank of Scotland Group PLC                    589,783        17,808,365
Scottish & Southern Energy PLC                      210,625         3,674,536
Taylor Nelson Sofres PLC                            837,405         3,238,098
Tesco PLC                                         2,247,228        12,816,969
Vodafone Group PLC                               10,466,437        22,599,418
Wolseley PLC                                        306,977         6,469,886
WPP Group PLC                                       315,742         3,416,943
                                                              ---------------
                                                                  161,616,414
                                                              ---------------
Total International Equities                                      822,816,843
                                                              ---------------
Total Equities (Cost $1,871,599,125)                            2,105,780,410
                                                              ---------------

                                                   FACE
                                                  AMOUNT
                                              -------------
BONDS -- 22.96%
U.S. BONDS -- 18.14%
U.S. CORPORATE BONDS -- 2.82%
Albertson's, Inc.
  8.000%, due 05/01/31                        $     200,000           196,769
Allstate Corp.
  7.200%, due 12/01/09                              525,000           565,314
Altria Group, Inc.
  7.750%, due 01/15/27                              525,000           623,264
American Electric Power Co., Inc.
  6.125%, due 05/15/06                              373,000           374,687
American General Finance Corp.
  5.375%, due 10/01/12                              630,000           633,203
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                              125,000           143,367
AT&T, Inc.
  6.450%, due 06/15/34                              540,000           561,910
AT&T, Corp
  9.750%, due 11/15/31                              450,000           565,256
AvalonBay Communities, Inc. REIT
  7.500%, due 08/01/09                              275,000           296,096
Avon Products, Inc.
  7.150%, due 11/15/09                              195,000           209,417
Bank of America Corp.
  7.400%, due 01/15/11                            2,000,000         2,203,048
BellSouth Corp.
  6.550%, due 06/15/34                              675,000           718,984
Boeing Capital Corp.
  7.375%, due 09/27/10                              700,000           770,253
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                              425,000           425,000
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                              600,000           619,667
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                              660,000           784,576
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                              575,000           558,182
  6.500%, due 01/15/12                              450,000           481,401
Capital One Financial Corp.
  5.500%, due 06/01/15                              685,000           680,992
Caterpillar, Inc.
  6.550%, due 05/01/11                        $     275,000   $       296,720
CBS Corp.
  6.625%, due 05/15/11                              400,000           416,598
Cendant Corp.
  6.250%, due 01/15/08                            1,050,000         1,068,936
Centex Corp.
  7.875%, due 02/01/11                              700,000           768,491
Citigroup, Inc.
  5.000%, due 09/15/14                            1,275,000         1,255,053
  5.625%, due 08/27/12                            3,775,000         3,890,938
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                            2,250,000         2,382,313
Computer Sciences Corp.
  3.500%, due 04/15/08                              325,000           311,750
ConAgra Foods, Inc.
  6.750%, due 09/15/11                            1,355,000         1,443,311
Coors Brewing Co.
  6.375%, due 05/15/12                              925,000           980,204
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                              850,000           816,232
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                            3,325,000         3,236,871
Devon Financing Corp. ULC
  6.875%, due 09/30/11                            1,050,000         1,148,527
Dominion Resources, Inc.
  5.950%, due 06/15/35                              520,000           507,565
Duke Energy Field Services LLC
  7.875%, due 08/16/10                            1,000,000         1,105,942
EOP Operating LP
  7.250%, due 06/15/28                            1,000,000         1,105,554
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                              700,000           782,066
Exelon Generation Co. LLC
  5.350%, due 01/15/14                            1,000,000           997,016
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                              700,000           741,998
Ford Motor Credit Co.
  5.800%, due 01/12/09                           12,750,000        11,122,322
FPL Group Capital, Inc.
  7.625%, due 09/15/06                              300,000           305,462
General Electric Capital Corp.
  6.000%, due 06/15/12                            5,325,000         5,608,242
  6.750%, due 03/15/32                            1,250,000         1,467,314
General Motors Acceptance Corp.
  6.875%, due 09/15/11                            2,170,000         1,978,921
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                            3,425,000         3,689,657
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                              275,000           291,271
HSBC Bank USA N.A
  5.625%, due 08/15/35                            1,355,000         1,325,296
HSBC Finance Corp.
  6.750%, due 05/15/11                            1,925,000         2,065,854
ICI Wilmington, Inc.
  4.375%, due 12/01/08                              600,000           584,671
International Lease Finance Corp.
  3.500%, due 04/01/09                            1,775,000         1,689,555

                                                   FACE
                                                  AMOUNT           VALUE
                                              -------------   ---------------
John Deere Capital Corp.
  7.000%, due 03/15/12                        $     700,000   $       773,155
JPMorgan Chase & Co.
  6.750%, due 02/01/11                            2,000,000         2,142,154
Kinder Morgan Energy Partners LP
  5.800%, due 03/15/35                              890,000           851,378
Kraft Foods, Inc.
  5.625%, due 11/01/11                              975,000         1,000,347
Kroger Co.
  7.500%, due 04/01/31                              545,000           608,424
Lincoln National Corp.
  6.200%, due 12/15/11                              275,000           291,916
Lockheed Martin Corp.
  8.500%, due 12/01/29                              250,000           340,742
Marathon Oil Corp.
  6.125%, due 03/15/12                              400,000           424,151
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                              470,000           489,671
MBNA Corp.
  7.500%, due 03/15/12                              550,000           619,483
McKesson Corp.
  7.750%, due 02/01/12                              450,000           506,536
Metlife, Inc.
  5.000%, due 11/24/13                              700,000           692,560
Miller Brewing Co., 144A
  5.500%, due 08/15/13                            1,000,000         1,019,306
Morgan Stanley
  6.750%, due 04/15/11                            3,475,000         3,740,931
New Cingular Wireless Services, Inc.
  8.750%, due 03/01/31                              375,000           496,807
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                              140,000           132,473
News America, Inc.
  6.200%, due 12/15/34                              550,000           546,315
Pacific Gas & Electric Co.
  6.050%, due 03/01/34                              725,000           750,345
PPL Energy Supply LLC
  6.400%, due 11/01/11                              825,000           869,581
Progress Energy, Inc.
  7.000%, due 10/30/31                              300,000           332,915
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                               95,000            98,325
Safeway, Inc.
  7.250%, due 02/01/31                              755,000           814,704
Sempra Energy
  7.950%, due 03/01/10                              275,000           302,080
Sprint Capital Corp.
  8.750%, due 03/15/32                            1,375,000         1,824,735
Time Warner, Inc.
  7.625%, due 04/15/31                              820,000           913,192
TXU Energy Co. LLC
  7.000%, due 03/15/13                              700,000           745,965
U.S. Bank N.A.
  6.375%, due 08/01/11                              625,000           667,394
Union Pacific Corp.
  6.700%, due 12/01/06                              475,000           482,030
UST, Inc.
  6.625%, due 07/15/12                              650,000           675,895
Valero Energy Corp.
  7.500%, due 04/15/32                        $     745,000   $       905,392
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                              975,000         1,025,027
Wachovia Bank N.A.
  7.800%, due 08/18/10                            1,550,000         1,739,768
Washington Mutual Bank F.A.
  5.500%, due 01/15/13                            1,350,000         1,371,076
Washington Mutual, Inc.
  5.625%, due 01/15/07                            2,000,000         2,011,016
Waste Management, Inc.
  7.375%, due 08/01/10                              650,000           707,390
Wells Fargo Bank N.A.
  6.450%, due 02/01/11                            2,625,000         2,797,552
Wyeth
  5.500%, due 03/15/13                              750,000           760,326
                                                              ---------------
                                                                   99,267,093
                                                              ---------------
ASSET-BACKED SECURITIES -- 0.43%
Associates Manufactured Housing Pass
  Thru CTFS 96-2, Class A5
  6.900%, due 06/15/27                               78,252            78,497
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  4.759%, due 01/15/09                              280,000           280,232
CenterPoint Energy Transition Bond Co.,
  LLC 01-1, Class A4
  5.630%, due 09/15/15                              310,000           320,906
Conseco Finance Corp.,
  01-D, Class M2+
  6.119%, due 11/15/32                            1,835,367         1,800,150
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                              776,311           779,675
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                            1,025,674         1,038,516
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                              228,876           230,351
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  4.799%, due 12/25/32                               61,119            61,388
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  4.719%, due 06/25/33                              364,756           365,385
First Franklin Mortgage Loan Asset
  Backed Certificates, 04-FFB, Class A1 (e)
  4.167%, due 06/25/24                              525,355           521,423
Green Tree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27                              320,377           334,062
Metris Master Trust,
  04-2, Class B+
  5.040%, due 10/20/10                            1,500,000         1,503,760
Metris Master Trust,
  04-2, Class C, 144A+
  5.720%, due 10/20/10                            2,500,000         2,516,406

                                                   FACE
                                                  AMOUNT           VALUE
                                              -------------   ---------------
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                        $     230,000   $       235,708
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  5.269%, due 03/15/11                              400,000           402,572
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  5.769%, due 07/15/10                              840,000           843,318
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  6.219%, due 03/15/11                              460,000           466,983
Providian Gateway Master Trust,
  04-EA, Class C, 144A+
  4.949%, due 11/15/11                            3,000,000         3,021,680
RAFC Asset-Backed Trust,
  01-1, Class A3 (e)
  5.115%, due 11/25/29                               71,367            71,112
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                              231,426           210,603
                                                              ---------------
                                                                   15,082,727
                                                              ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.38%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                            3,250,000         3,371,262
Asset Securitization Corp., 97-D4,
  Class B1
  7.525%, due 04/14/29                            5,000,000         5,569,094
Bear Stearns Commercial Mortgage
  Securities, 05-LXR1, Class H, 144A+
  5.569%, due 09/15/18                            3,500,000         3,551,406
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class E, 144A+
  5.869%, due 11/15/13                              257,846           257,825
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class F, 144A+
  4.905%, due 11/15/13                              515,000           511,517
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                            1,275,000         1,376,978
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                              816,943           835,388
Four Times Square Trust,
  00-4TS, Class C, 144A
  7.860%, due 04/15/15                            6,000,000         6,599,575
GS Mortgage Securities Corp.,
  II, 98-GLII, Class A1
  6.312%, due 04/13/31                            1,299,287         1,313,665
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                              145,068           145,776
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A
  6.980%, due 08/03/15                              238,893           247,230
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15                              750,000           804,995
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15                        $   5,300,000   $     5,649,344
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15                              460,000           479,633
JPMorgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                              117,576           117,976
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A2
  7.400%, due 07/15/31                            1,000,000         1,062,776
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                              264,734           265,828
Mach One Trust Commercial Mortgage-
  Backed, 04-1A, Class A1, 144A
  3.890%, due 05/28/40                            2,580,473         2,520,699
Merrill Lynch Mortgage Investors, Inc.,
  97-C1, Class A3
  7.120%, due 06/18/29                               67,173            67,605
Merrill Lynch Mortgage Investors, Inc.,
  98-C1, Class A1+
  6.310%, due 11/15/26                              553,032           553,722
Morgan Stanley Capital I,
  03-T11, Class A4
  5.150%, due 06/13/41                            5,065,000         5,051,705
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A1
  7.420%, due 11/15/36                              161,360           165,591
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 11/15/36                              150,000           162,357
Nomura Asset Securities Corp.,
  96-MD5, Class A4+
  7.986%, due 04/13/39                            3,500,000         3,543,280
Nomura Asset Securities Corp.,
  98-D6, Class A1A
  6.280%, due 03/15/30                              616,641           620,866
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                            2,000,000         2,153,737
Prudential Mortgage Capital Funding LLC,
  01-ROCK, Class A2
  6.605%, due 05/10/34                            1,055,000         1,125,068
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2
  6.592%, due 12/18/33                              540,000           569,847
                                                              ---------------
                                                                   48,694,745
                                                              ---------------
MORTGAGE & AGENCY DEBT SECURITIES-- 8.66%
Adjustable Rate Mortgage Trust,
  05-2, Class CB1+
  4.881%, due 06/25/35                            5,734,751         5,571,786
Bear Stearns Alt-A Trust,
  05-3, Class B1+
  5.379%, due 04/25/35                            7,391,258         7,269,995
C.S. First Boston Mortgage Securities
  Corp., 01-26, Class 5A1+
  7.380%, due 11/25/31                              110,705           110,325

                                                   FACE
                                                  AMOUNT           VALUE
                                              -------------   ---------------
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                        $      24,384   $       24,687
C.S. First Boston Mortgage Securities
  Corp., 03-27, Class 9A1
  7.000%, due 11/25/33                              299,826           304,379
C.S. First Boston Mortgage Securities
  Corp., 03-8, Class 5A1
  6.500%, due 04/25/33                              754,075           756,716
C.S. First Boston Mortgage Securities
  Corp., 05-9, Class 3A1
  6.000%, due 10/25/35                            5,529,246         5,552,765
C.S. First Boston Mortgage Securities
  Corp., 05-11, Class 4A1
  7.000%, due 12/25/35                            5,955,349         6,134,010
C.S. First Boston Mortgage Securities
  Corp., 05-12, Class 1A1
  6.500%, due 01/25/36                            7,500,000         7,642,973
Countrywide Alternative Loan Trust,
  05-J2, Class 2A1
  7.500%, due 04/25/35                            2,491,523         2,528,005
Countrywide Home Loan Mortgage Pass
  Thru Trust, 03-20, Class 3A2
  4.750%, due 07/25/18                              573,281           567,803
Federal Home Loan Mortgage Corp.
  3.875%, due 01/12/09                            7,085,000         6,905,764
Federal Home Loan Mortgage Corp.
  REMIC, 2148, Class ZA
  6.000%, due 04/15/29                              912,409           915,121
Federal Home Loan Mortgage Corp.
  REMIC, 2426, Class GH
  6.000%, due 08/15/30                              639,635           647,061
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                               62,236            62,646
  5.500%, due 01/01/18                              121,122           121,921
  5.500%, due 04/01/18                              397,608           400,126
  5.500%, due 01/01/19                            1,988,425         2,001,020
  5.500%, due 09/01/23                            2,720,187         2,722,369
  5.500%, due 02/01/24                            5,428,842         5,425,084
  6.000%, due 12/01/17                              318,333           324,964
  6.000%, due 10/01/29                               32,787            33,222
  6.000%, due 12/01/30                              398,511           403,578
  6.000%, due 03/01/31                              536,517           543,486
  6.000%, due 07/01/34                            1,708,615         1,725,838
  6.500%, due 02/01/17                              133,061           136,743
  6.500%, due 10/01/17                              659,132           677,202
  6.500%, due 01/01/29                            2,174,317         2,237,408
  6.500%, due 04/01/29                               71,367            73,411
  6.500%, due 11/01/29                            1,399,511         1,440,681
  7.000%, due 06/01/28                              221,516           231,061
  7.000%, due 04/01/32                            2,031,044         2,115,924
Federal National Mortgage Association
  5.000%, TBA                                    53,565,000        51,891,094
  3.294%, due 09/01/33+                             124,154           123,607
  3.760%, due 08/01/33+                           3,703,694         3,631,223
  3.875%, due 07/15/08                            8,100,000         7,936,817
  3.959%, due 05/01/33+                             390,295           399,217
  4.277%, due 03/01/34+                             472,652           464,992
  4.340%, due 06/01/33+                             312,526           308,692
  4.374%, due 01/01/35+                           3,908,985         3,850,278
  4.625%, due 06/01/10                            2,970,000         2,922,878
  4.657%, due 01/01/35+                           5,468,577         5,418,728
  4.945%, due 02/01/35+                       $  11,830,296   $    11,839,169
  5.500%, due 03/15/11                            5,670,000         5,860,779
  5.500%, due 12/01/17                            9,608,962         9,675,378
  5.500%, due 02/01/18                            8,675,457         8,735,421
  5.500%, due 11/01/23                              178,575           176,887
  5.500%, due 04/01/24                            6,352,224         6,343,793
  5.500%, due 09/01/24                            3,972,946         3,973,732
  5.500%, due 05/01/33                            6,305,330         6,259,090
  5.500%, due 06/01/33                            7,686,215         7,635,390
  5.500%, due 07/01/33                            6,023,125         5,978,955
  6.000%, due 09/01/08                            1,536,125         1,559,602
  6.000%, due 06/01/14                            1,268,237         1,296,420
  6.000%, due 07/01/17                            3,311,649         3,385,241
  6.000%, due 08/01/17                              794,016           811,652
  6.000%, due 04/01/18                              350,006           357,763
  6.000%, due 03/01/20                            6,288,274         6,425,599
  6.000%, due 11/01/28                              150,050           152,010
  6.000%, due 03/01/29                              936,898           948,807
  6.000%, due 07/01/29                              755,115           764,711
  6.000%, due 06/01/31                               12,781            12,939
  6.000%, due 01/01/33                            2,515,105         2,543,300
  6.250%, due 02/01/11                            5,535,000         5,845,569
  6.500%, due 12/01/10                            1,772,299         1,808,540
  6.500%, due 03/01/17                              594,831           611,148
  6.500%, due 06/01/17                              640,524           658,407
  6.500%, due 03/01/28                              165,084           170,105
  6.500%, due 05/01/28                            1,837,239         1,892,575
  6.500%, due 07/01/28                            4,083,600         4,206,594
  6.500%, due 10/01/28                              957,764           986,611
  6.500%, due 12/01/28                              166,358           171,369
  6.500%, due 04/01/29                              626,641           645,409
  6.500%, due 06/01/29                              703,797           724,784
  6.500%, due 08/01/29                              223,441           230,104
  6.500%, due 10/01/29                            1,728,858         1,780,929
  6.500%, due 12/01/29                            2,028,110         2,089,789
  6.500%, due 05/01/30                              153,197           157,812
  6.500%, due 11/01/31                                9,691             9,962
  6.500%, due 07/01/32                            4,239,332         4,356,891
  6.625%, due 09/15/09                            5,230,000         5,561,273
  7.000%, due 08/01/32                            1,026,195         1,070,898
  7.000%, due 01/01/34                              725,154           757,408
  7.500%, due 05/01/31                               24,282            25,438
  7.500%, due 02/01/33                              384,191           402,915
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                              408,048           422,215
Federal National Mortgage Association
  Grantor Trust, 01-T4, Class A1
  7.500%, due 07/25/41                            1,792,309         1,873,919
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3+
  7.500%, due 06/19/30                               88,535            92,244
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                            2,203,782         2,264,130
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                               94,930            97,804
Federal National Mortgage Association
  Whole Loan, REMIC 03-W6, Class 6A+
  4.861%, due 08/25/42                              315,637           319,698

                                                  FACE
                                                 AMOUNT            VALUE
                                            ---------------   ---------------
Federal National Mortgage Association
  Whole Loan, 04-W11, Class 1A3
  7.000%, due 05/25/44                      $     2,563,131   $     2,660,971
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                1,222             1,327
First Horizon Alternative Mortgage
  Securities, 04-AA3, Class A1+
  5.335%, due 09/25/34                            1,435,963         1,430,565
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  4.649%, due 02/25/35                            1,182,835         1,182,179
Government National Mortgage Association
  4.125%, due 10/20/29+                             244,272           245,974
  6.000%, due 11/20/28                               43,568            44,588
  6.000%, due 01/15/29                               51,931            53,247
  6.000%, due 02/20/29                               38,415            39,305
  6.000%, due 05/20/29                               98,038           100,309
  6.000%, due 07/15/29                              918,227           941,499
  6.500%, due 03/15/26                              434,296           454,776
  6.500%, due 04/15/31                            1,442,804         1,508,018
  6.500%, due 01/20/34                              943,841           977,576
  8.000%, due 12/15/22                               10,545            11,289
Government National Mortgage
  Association REMIC, 01-35, Class AZ
  6.500%, due 08/20/31                            4,237,856         4,295,225
Residential Asset Securitization Trust,
  04-IP2, Class B1+
  5.443%, due 12/25/34                            5,642,387         5,575,384
Structured Adjustable Rate Mortgage
  Loan Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                              802,013           796,987
Structured Asset Securities Corp.,
  02-23XS, Class A7 (e)
  6.080%, due 11/25/32                            5,170,000         5,142,194
Washington Mutual, Inc.,
  04-AR7, Class A6+
  3.946%, due 07/25/34                           10,000,000         9,673,757
Wells Fargo Mortgage Backed Securities
  Trust, 03-18, Class A2
  5.250%, due 12/25/33                            3,669,801         3,548,698
                                                              ---------------
                                                                  305,210,646
                                                              ---------------
STRIPPED MORTGAGE-BACKED
  SECURITIES (f) -- 0.13%
Federal National Mortgage Association
  0.000%, due 07/01/34++                          2,989,524         2,289,233
Federal National Mortgage Association
  5.500%, due 12/01/35+++                         3,000,000           697,031
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1+++
  1.000%, due 08/25/28                            8,284,650            88,995
Sequoia Mortgage Trust,
  04-11, Class XAI+++
  0.632%, due 12/20/34                           53,040,749           760,389
Structured Adjustable Rate Mortgage
  Loan Trust, 05-17, Class 4AX+++
  5.500%, due 08/25/35                            4,021,946           603,292
                                                              ---------------
Total Stripped Mortgage-Backed Securities                           4,438,940
                                                              ---------------
U.S. GOVERNMENT OBLIGATIONS -- 4.72%
U.S. Treasury Bonds
  6.250%, due 05/15/30                      $     6,620,000   $     8,221,729
  8.000%, due 11/15/21                            5,710,000         7,866,638
  8.750%, due 05/15/17                           19,395,000        26,633,272
U.S. Treasury Inflation Indexed Bond (TIPS)
  2.000%, due 01/15/14                           16,443,822        16,350,684
U.S. Treasury Notes
  3.625%, due 04/30/07                            2,445,000         2,419,403
  3.625%, due 06/15/10                           33,335,000        32,351,884
  3.875%, due 05/15/09                           28,010,000        27,570,159
  3.875%, due 02/15/13                            6,630,000         6,426,181
  4.000%, due 08/31/07                           27,765,000        27,580,613
  4.125%, due 05/15/15                           10,980,000        10,739,384
                                                              ---------------
                                                                  166,159,947
                                                              ---------------
Total U.S. Bonds                                                  638,854,098
                                                              ---------------
INTERNATIONAL BONDS -- 4.82%
INTERNATIONAL CORPORATE BONDS -- 0.38%
CANADA -- 0.04%
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                      $       300,000           367,684
Bombardier, Inc., 144A
  6.300%, due 05/01/14                              900,000           787,500
Burlington Resources Finance Co.
  6.680%, due 02/15/11                              250,000           269,552
                                                              ---------------
                                                                    1,424,736
                                                              ---------------
GERMANY -- 0.25%
Kreditanstalt fuer Wiederaufbau
  4.750%, due 12/07/10                      GBP   2,070,000         3,610,617
Landwirtschaftliche Rentenbank
  5.750%, due 01/21/15                      AUD   7,310,000         5,366,260
                                                              ---------------
                                                                    8,976,877
                                                              ---------------
LUXEMBOURG -- 0.04%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13                      $       325,000           318,914
  6.375%, due 11/15/33                              925,000           935,671
                                                              ---------------
                                                                    1,254,585
                                                              ---------------
UNITED KINGDOM -- 0.05%
Abbey National PLC
  7.950%, due 10/26/29                      $       295,000           382,434
Lloyds TSB Bank PLC
  6.625%, due 03/30/15                      GBP     130,000           255,324
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                      $       675,000           773,280
Royal Bank of Scotland PLC
  9.625%, due 06/22/15                      GBP     110,000           258,986
                                                              ---------------
                                                                    1,670,024
                                                              ---------------
Total International Corporate Bonds                                13,326,222
                                                              ---------------
INTERNATIONAL ASSET-BACKED
  SECURITIES -- 0.27%
UNITED KINGDOM -- 0.27%
Granite Mortgages PLC,
  04-1, Class 1C+
  5.400%, due 03/20/44                      $     5,125,000         5,171,807

                                                  FACE
                                                 AMOUNT            VALUE
                                            ---------------   ---------------
Granite Mortgages PLC,
  04-1, Class 3A+
  4.806%, due 03/20/44                      GBP     430,000   $       740,697
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  5.090%, due 05/15/43                      $     1,040,000         1,042,042
Permanent Financing PLC,
  04, Class 2C+
  5.200%, due 06/10/42                            2,700,000         2,713,242
                                                              ---------------
Total International Asset-Backed
  Securities                                                        9,667,788
                                                              ---------------
FOREIGN GOVERNMENT BONDS -- 3.76%
AUSTRIA -- 0.35%
Republic of Austria
  3.800%, due 10/20/13, 144A                EUR   3,570,000         4,393,174
  5.875%, due 07/15/06                            6,655,000         8,011,920
                                                              ---------------
                                                                   12,405,094
                                                              ---------------
BELGIUM -- 0.13%
Government of Belgium
  5.750%, due 03/28/08                      EUR   3,520,000         4,415,726
                                                              ---------------
CANADA -- 0.18%
Government of Canada
  3.000%, due 06/01/06                      CAD   5,870,000         5,037,409
  5.750%, due 09/01/06                            1,400,000         1,219,865
                                                              ---------------
                                                                    6,257,274
                                                              ---------------
FINLAND -- 0.24%
Government of Finland
  5.000%, due 07/04/07                      EUR   2,110,000         2,579,025
  5.750%, due 02/23/11                            4,420,000         5,887,921
                                                              ---------------
                                                                    8,466,946
                                                              ---------------
FRANCE -- 0.80%
French Treasury Note
  3.500%, due 07/12/09                      EUR   3,885,000         4,677,435
Government of France
  4.750%, due 04/25/35                              470,000           669,894
  5.000%, due 10/25/16                            4,315,000         5,869,290
  5.500%, due 04/25/07                            2,025,000         2,478,861
  5.500%, due 04/25/10                            5,670,000         7,374,405
  5.500%, due 04/25/29                            4,655,000         7,170,449
                                                              ---------------
                                                                   28,240,334
                                                              ---------------
GERMANY -- 1.56%
Bundesobligation
  3.500%, due 10/10/08                      EUR   3,715,000         4,462,912
Bundesschatzanweisungen
  2.500%, due 09/22/06                            4,300,000         5,084,987
Deutsche Bundesrepublik
  3.750%, due 01/04/09                              770,000           932,225
  3.750%, due 01/04/15                              155,000           190,123
  4.500%, due 07/04/09                           11,955,000        14,857,576
  4.750%, due 07/04/34                            4,600,000         6,560,408
  5.000%, due 07/04/12                              150,000           196,357
  5.250%, due 07/04/10                            3,920,000         5,063,816
  6.000%, due 01/04/07                            7,625,000         9,313,509
  6.500%, due 07/04/27                            4,785,000         8,130,630
                                                              ---------------
                                                                   54,792,543
                                                              ---------------
ITALY -- 0.13%
Buoni Poliennali Del Tesoro
  8.750%, due 07/01/06                      EUR   3,830,000   $     4,669,705
                                                              ---------------
NETHERLANDS -- 0.22%
Government of Netherlands
  4.000%, due 01/15/37                      EUR   3,070,000         3,910,691
  5.000%, due 07/15/11                            2,930,000         3,799,635
                                                              ---------------
                                                                    7,710,326
                                                              ---------------
SWEDEN -- 0.06%
Government of Sweden
  6.750%, due 05/05/14                      SEK  12,750,000         2,006,265
  8.000%, due 08/15/07                            2,000,000           273,120
                                                              ---------------
                                                                    2,279,385
                                                              ---------------
UNITED KINGDOM -- 0.09%
U.K. Gilts
  5.000%, due 03/07/12                      GBP   1,700,000         3,060,856
                                                              ---------------
Total Foreign Government Bonds                                    132,298,189
                                                              ---------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.41%
Eurofima
  6.000%, due 01/28/14                      AUD   4,190,000         3,144,412
European Investment Bank
  4.250%, due 12/07/10                      GBP   4,200,000         7,169,214
  6.000%, due 08/14/13                      AUD     780,000           586,285
International Bank for Reconstruction &
  Development
  6.125%, due 12/07/09                      GBP   1,514,000         2,762,804
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                      $       670,000           750,130
                                                              ---------------
                                                                   14,412,845
                                                              ---------------
Total International Bonds                                         169,705,044
                                                              ---------------
Total Bonds (Cost $824,565,186)                                   808,559,142
                                                              ---------------

                                                SHARES
                                            ---------------
INVESTMENT COMPANIES* -- 6.90%
UBS Corporate Bond Relationship Fund                948,646        10,537,465
UBS Emerging Markets Equity
  Relationship Fund                               5,177,204       112,787,460
UBS High Yield Relationship Fund                  1,595,260        30,423,203
UBS Small Cap Equity Relationship Fund            2,175,127        89,312,890
                                                              ---------------
Total Investment Companies
  (Cost $178,980,960)                                             243,061,018
                                                              ---------------
SHORT-TERM INVESTMENTS* -- 11.37%
OTHER -- 11.16%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%                                393,085,929       393,085,929
                                                              ---------------

                                                 FACE
                                                AMOUNT
                                            ---------------
U.K. GOVERNMENT OBLIGATIONS -- 0.18%
U.K. Treasury Bills,
  due 02/06/06
  yield of 4.33%                            GBP   3,730,000         6,389,946
                                                              ---------------

                                                  FACE
                                                 AMOUNT           VALUE
                                            ---------------   ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.03%
U.S. Treasury Bills, yield of 3.35% (g)
  due 01/05/06                              $     1,000,000   $       999,505
                                                              ---------------
Total Short-Term Investments
 (Cost $400,469,566)                                              400,475,380
                                                              ---------------

                                                 SHARES
                                            ---------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED* -- 2.32%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $81,507,916)                             81,507,916        81,507,916
                                                              ---------------
Total Investments -- 103.36%
  (Cost $3,357,122,753)                                         3,639,383,866
Liabilities, in excess of cash and
  other assets -- (3.36%)                                        (118,294,138)
                                                              ---------------
Net Assets -- 100.00%                                         $ 3,521,089,728
                                                              ===============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $3,357,122,753; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                 $   331,555,741
               Gross unrealized depreciation                                     (49,294,628)
                                                                             ---------------
                 Net unrealized appreciation                                 $   282,261,113
                                                                             ===============

+ Floating rate securities. The interest rates shown are the current rates as of December 31, 2005.
++ Principal Only Security - This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
+++ Interest Only Security - This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
*       Investments in affiliated mutual funds.
(a)     Non-income producing security.
(b) All or a portion of this security is segregated for "to be announced" ("TBA") securities.
(c)     Securities, or portion thereof, were on loan at December 31, 2005.
(d) All or portion of these securities have been pledged to cover forward foreign currency contracts.
(e) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(f) Security is illiquid. These securities amounted to $4,438,940 or 0.13% of net assets.
(g)     This security was pledged to cover margin requirements for futures contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $36,959,647 or 1.05% of net assets.
REIT    Real Estate Investment Trust
REMIC   Real Estate Mortgage Investment Conduit
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS    Treasury Inflation Protected Securities
AUD     Australian Dollar
CAD     Canadian Dollar
EUR     Euro
GBP     British Pound
SEK     Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                              UNREALIZED
                                        CONTRACTS          IN EXCHANGE          MATURITY     APPRECIATION/
                                       TO DELIVER              FOR                DATE       (DEPRECIATION)
                                       -----------    ---------------------    ----------    --------------
Australian Dollar                       31,330,000    USD        22,964,733     05/18/06     $       79,213
British Pound                           63,425,000    USD       108,504,002     05/18/06           (671,424)
Canadian Dollar                         41,155,000    USD        35,323,148     05/18/06           (205,058)
Euro                                   145,645,000    USD       172,071,557     05/18/06         (1,658,330)
Euro                                    16,660,000    USD        19,929,025     05/18/06             56,459
United States Dollar                   111,700,390    CHF       145,325,000     05/18/06            350,706
United States Dollar                   223,571,677    JPY    26,206,700,000     05/18/06          2,449,579
United States Dollar                   180,300,058    SEK     1,437,450,000     05/18/06          2,646,656
United States Dollar                   109,878,002    SGD       184,995,000     05/18/06          1,964,337
United States Dollar                    93,711,557    THB     3,875,910,000     05/18/06            508,028
                                                                                             --------------
  Total net unrealized appreciation
    on forward foreign currency contracts                                                    $    5,520,166
                                                                                             ==============

Currency Type Abbreviations
CHF  Swiss Franc
JPY  Japanese Yen
SEK  Swedish Krona
SGD  Singapore Dollar
THB  Thailand Baht
USD  United States Dollar

FUTURES CONTRACTS
UBS Global Allocation Fund had the following open futures contracts as of December 31, 2005:

                                                                                                     UNREALIZED
                                                     EXPIRATION         COST/          CURRENT       APPRECIATION/
                                                       DATES           PROCEEDS         VALUE       (DEPRECIATION)
                                                    ------------    -------------   ------------    --------------
U.S. TREASURY NOTES FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 190 contracts             March 2006    $  20,119,980   $ 20,205,313    $       85,333
10 Year U.S. Treasury Notes, 70 contracts             March 2006        7,593,639      7,658,437            64,798

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 334 contracts (EUR)      January 2006       34,302,760     34,563,889           261,129
FTSE 100 Index, 359 contracts (GBP)                   March 2006       34,086,523     34,687,757           601,234

INDEX FUTURE SALE CONTRACTS:
S&P Toronto Stock Exchange, 317 contracts (CAD)       March 2006       34,357,494     34,747,421          (389,927)
S&P 500 Index, 68 contracts                           March 2006       21,793,660     21,331,600           462,060
SPI 200 Index, 398 contracts (AUD)                    March 2006       33,496,381     34,480,369          (983,988)
                                                                                                    --------------
  Total net unrealized appreciation on
    futures contracts                                                                               $      100,639
                                                                                                    ==============

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at December 31, 2005 was $9,716,294.

Currency Type Abbreviations
AUD  Australian Dollar
CAD  Canadian Dollar
EUR  Euro
GBP  British Pound

                 See accompanying notes to financial statements.

UBS GLOBAL EQUITY FUND

For the six-month period ended December 31, 2005, Class A shares of UBS Global Equity Fund (the "Fund") returned 7.94% (1.98% after the deduction of the maximum sales charge) and Class Y shares returned 8.15%, versus the 10.39% return of the Fund's benchmark, the MSCI World Equity (Free) Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 21; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

STOCK SELECTION GUIDED PORTFOLIO CONSTRUCTION

The Fund performed solidly in absolute terms over the reporting period, primarily due to the general strength of international equity markets and strong stock selection within the United States. However, certain sector and country allocations ultimately caused the Fund to lag the Index for the reporting period.

As always, management's research-based stock selection determines the Fund's sector and country weightings. Over the reporting period, this process led us to overweight telecommunications services and underweight materials. Telecommunication services proved to be one of the largest detractors from the Fund's relative performance. In our opinion, many stocks in this sector are trading at attractive valuations and have strong and stable cash flows. We believe the market remained apprehensive, however, worried about the industry's ability to invest cash wisely and increased competition. While the Fund benefited from not owning weak performing Verizon Communications, it experienced disappointing results from its holdings in France Telecom, Sprint Nextel and Vodafone (all of which remain in the portfolio).

Relative performance was also hurt by the Fund's underweight exposure to the materials sector. Materials stocks have seen significant price increases as the market extrapolated record high metal prices into the future. The Fund's underweight reflects our view that stocks prices will eventually fall as metal prices normalize. Stock selection within the software, diversified financials, and capital goods industries also detracted notably from relative returns. In particular, Fifth Third Bancorp and Bank of Ireland (two large financial institutions) and Masco (a home improvement supply company) all posted disappointing returns over the period. We believe all three companies continue to offer potential, and we continue to hold them in the portfolio.

On the other hand, the Fund's stock selection in specialty pharmaceuticals and biotechnology had a positive impact on returns over the reporting period. Our research revealed attractive investment opportunities despite the prospect of healthcare reform, with US specialty pharmaceuticals appearing particularly strong. Cephalon and Allergan (both specialty pharmaceutical companies) were two of the Fund's top-performing stocks in this space, and contributed both to absolute and relative returns. Not owning Pfizer, which declined in value significantly during the period, also enhanced returns.

GLOBAL ECONOMIC GROWTH SUPPORTS THE EQUITY MARKETS

Throughout reporting period, we continued to focus the portfolio on high-quality companies with solid balance sheets and strong growth prospects. Stock selection, in turn, directed our country weightings. In our opinion, this remains the best approach to meeting the Fund's long-term investment objectives.

Our research suggests that variances between countries offered opportunities to add value and some of the Fund's overweights relative to the Index include the Netherands and UK. While our exposure to equities in the Netherlands was positive from both a stock-selection and a market exposure perspective, neither was true of our holdings in the UK. In the UK consumer stocks such as Diageo and Gallaher detracted from performance. The Fund continues to hold theses stocks as we believe they are attractively valued.

One of the Fund's largest underweights was in Canada. This also detracted from performance due to the high concentration of energy and material stocks which we are underweight. Japan, one of the Fund's largest allocations in absolute terms, was the single best performing developed country over the reporting period. While the Fund's Japanese holdings performed quite well, holding an underweight position detracted somewhat from relative returns. While we are optimistic regarding economic reform in Japan, we are cautious on overall equity valuations given the dramatic rise in recent months.

GLOBAL MARKETS REMAIN ATTRACTIVE

Overall, the global economy appears to be on solid footing, and we expect to see continued economic improvements in the US, the eurozone and Japan over the coming months. We believe many companies will continue to experience high levels of free cash flow, as they did in 2005. We currently favor companies that are able to return some of that cash to their shareholders through dividend payments and share buyback programs, and are making what we feel are sensible investments in their businesses.

We believe the Fund is well positioned to benefit from such an environment, and that our research-intensive stock selection process combined with the Fund's global scope will prove prudent in the months ahead.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            6 MONTHS     1 YEAR      5 YEARS    10 YEARS    INCEPTION*
                                             ENDED        ENDED       ENDED       ENDED         TO
                                            12/31/05    12/31/05    12/31/05    12/31/05    12/31/05
------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS A                7.94%       6.84%       3.66%        N/A         4.87%
UBS GLOBAL EQUITY FUND CLASS B                7.55        6.06         N/A         N/A         6.70
UBS GLOBAL EQUITY FUND CLASS C                7.58        6.08         N/A         N/A         6.58
UBS GLOBAL EQUITY FUND CLASS Y                8.15        7.15        4.04        7.37%        7.52
UBS GLOBAL EQUITY FUND CLASS A**              1.98        0.99        2.50         N/A         4.17
UBS GLOBAL EQUITY FUND CLASS B**              2.55        1.06         N/A         N/A         6.29
UBS GLOBAL EQUITY FUND CLASS C**              6.58        5.08         N/A         N/A         6.58
MSCI WORLD EQUITY (FREE) INDEX               10.39        9.82        2.48        7.30         7.73

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES IS 01/28/94. THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 01/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     BEGINNING          ENDING           EXPENSES PAID
                                                   ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                                                    JULY 1, 2005   DECEMBER 31, 2005   7/1/05 - 12/31/05
--------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                    $    1,000.00   $        1,079.40   $            6.55
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,018.90                6.36

CLASS B  ACTUAL                                         1,000.00            1,075.50               10.46
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,015.12               10.16

CLASS C  ACTUAL                                         1,000.00            1,075.80               10.46
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,015.12               10.16

CLASS Y  ACTUAL                                         1,000.00            1,081.50                5.25
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,020.16                5.09

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.25%, CLASS B: 2.00%, CLASS C: 2.00%, CLASS Y: 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN U.S. EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                       PERCENTAGE OF
                                        NET ASSETS
----------------------------------------------------
Citigroup, Inc.                             3.0%
Microsoft Corp.                             2.0
Wyeth                                       1.7
Morgan Stanley                              1.7
Sprint Nextel Corp.                         1.6
Mellon Financial Corp.                      1.6
American International Group, Inc.          1.6
Costco Wholesale Corp.                      1.5
Freddie Mac                                 1.3
Masco Corp.                                 1.3
----------------------------------------------------
Total                                      17.3%

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                       PERCENTAGE OF
                                        NET ASSETS
----------------------------------------------------
BP PLC                                      2.6%
Total S.A.                                  2.0
Vodafone Group PLC                          1.9
Diageo PLC                                  1.4
ABN AMRO Holding NV                         1.4
Barclays PLC                                1.3
Gallaher Group PLC                          1.3
Bank of Ireland                             1.3
Royal Bank of Scotland Group PLC            1.2
UniCredito Italiano SpA                     1.1
----------------------------------------------------
Total                                      15.5%

COUNTRY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                       PERCENTAGE OF
                                        NET ASSETS
----------------------------------------------------
United States                              49.6%
United Kingdom                             12.5
Japan                                      10.5
France                                      4.8
Netherlands                                 3.7
----------------------------------------------------
Total                                      81.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
  Aerospace & Defense                           1.53%
  Air Freight & Logistics                       1.04
  Auto Components                               0.58
  Automobiles                                   0.39
  Beverages                                     0.71
  Biotechnology                                 1.66
  Building Products                             1.27
  Capital Markets                               3.27
  Commercial Banks                              2.66
  Commercial Services & Supplies                0.40
  Computers & Peripherals                       0.62
  Diversified Financial Services                4.13
  Diversified Telecommunication Services        2.31
  Electric Utilities                            1.66
  Energy Equipment & Services                   0.50
  Food & Staples Retailing                      2.01
  Gas Utilities                                 0.31
  Health Care Equipment & Supplies              0.88
  Health Care Providers & Services              2.97
  Industrial Conglomerates                      0.51
  Insurance                                     2.06
  Internet & Catalog Retail                     0.63
  Machinery                                     1.05
  Media                                         2.58
  Multi-Utilities & Unregulated Power           0.66
  Multiline Retail                              1.17
  Pharmaceuticals                               4.38
  Road & Rail                                   0.90
  Semiconductors & Semiconductor Equipment      1.21
  Software                                      3.75
  Thrifts & Mortgage Finance                    1.35
                                              ------
    Total U.S. Equities                        49.15

INTERNATIONAL EQUITIES
  Air Freight & Logistics                       0.84
  Airlines                                      0.52
  Auto Components                               0.51
  Automobiles                                   2.32
  Beverages                                     1.45
  Chemicals                                     1.08%
  Commercial Banks                              9.66
  Commercial Services & Supplies                1.17
  Construction Materials                        0.78
  Consumer Finance                              0.47
  Diversified Telecommunication Services        2.79
  Electronic Equipment & Instruments            0.06
  Energy Equipment & Services                   0.33
  Food & Staples Retailing                      1.68
  Food Products                                 0.32
  Hotels, Restaurants & Leisure                 1.01
  Household Durables                            0.95
  Household Products                            0.70
  Industrial Conglomerates                      0.43
  Insurance                                     4.04
  Internet & Catalog Retail                     0.20
  IT Services                                   1.07
  Machinery                                     0.38
  Media                                         1.29
  Office Electronics                            0.69
  Oil & Gas                                     5.26
  Paper & Forest Products                       0.37
  Pharmaceuticals                               2.15
  Real Estate                                   0.78
  Road & Rail                                   0.19
  Semiconductors & Semiconductor Equipment      0.89
  Specialty Retail                              1.17
  Textiles, Apparel & Luxury Goods              0.03
  Tobacco                                       1.93
  Wireless Telecommunication Services           2.68
                                              ------
    Total International Equities               50.19
TOTAL EQUITIES                                 99.34
WARRANTS                                        0.00+

SHORT-TERM INVESTMENT                           0.49
                                              ------
TOTAL INVESTMENTS                              99.83
CASH AND OTHER ASSETS, LESS LIABILITIES         0.17
                                              ------
NET ASSETS                                    100.00%
                                              ======

+ AMOUNT REPRESENTS LESS THAN 0.005%

                UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                  SHARES           VALUE
                                              -------------   ---------------
EQUITIES -- 99.34%
U.S. EQUITIES -- 49.15%
Allergan, Inc.                                       35,500   $     3,832,580
American Electric Power Co., Inc.                    55,500         2,058,495
American International Group, Inc.                  104,400         7,123,212
Anheuser-Busch Cos., Inc.                            76,200         3,273,552
Applied Materials, Inc.                             201,600         3,616,704
AT&T, Inc.                                          128,000         3,134,720
Baker Hughes, Inc.                                   37,600         2,285,328
Bristol-Myers Squibb Co.                             86,400         1,985,472
Burlington Northern Santa Fe Corp.                   58,100         4,114,642
Caremark Rx, Inc. (a)                                46,900         2,428,951
CCE Spinco, Inc. (a)                                 11,612           152,117
Cendant Corp.                                        98,200         1,693,950
Cephalon, Inc. (a)                                   53,200         3,444,168
Citigroup, Inc.                                     286,300        13,894,139
Clear Channel Communications, Inc.                   92,900         2,921,705
Costco Wholesale Corp.                              142,000         7,024,740
Dell, Inc. (a)                                       93,800         2,813,062
DIRECTV Group, Inc. (a)                              85,300         1,204,436
Exelon Corp.                                         48,700         2,587,918
Expedia, Inc. (a)                                   120,000         2,875,200
FedEx Corp.                                          46,200         4,776,618
Fifth Third Bancorp                                 115,300         4,349,116
Freddie Mac                                          94,400         6,169,040
General Electric Co.                                 66,600         2,334,330
Genzyme Corp. (a)                                    58,700         4,154,786
Harley-Davidson, Inc.                                34,600         1,781,554
Hartford Financial Services Group, Inc.              26,800         2,301,852
Healthsouth Corp. (a)                               228,400         1,119,160
Illinois Tool Works, Inc.                            54,500         4,795,455
Johnson & Johnson                                    73,202         4,399,440
Johnson Controls, Inc.                               36,200         2,639,342
JPMorgan Chase & Co.                                126,100         5,004,909
Kohl's Corp. (a)                                    109,600         5,326,560
Kroger Co. (a)                                      113,800         2,148,544
Lockheed Martin Corp.                                58,400         3,715,992
Masco Corp.                                         192,900         5,823,651
Medco Health Solutions, Inc. (a)                     87,300         4,871,340
Medtronic, Inc.                                      25,600         1,473,792
Mellon Financial Corp.                              208,600         7,144,550
Mercury Interactive Corp. (a)                        57,000         1,584,030
Microsoft Corp.                                     345,800         9,042,670
Morgan Stanley                                      137,900         7,824,446
Mylan Laboratories, Inc.                             97,700         1,950,092
NiSource, Inc.                                       68,100         1,420,566
Northeast Utilities                                  60,300         1,187,307
Northrop Grumman Corp.                               54,300         3,263,973
Omnicom Group, Inc.                                  62,400         5,312,112
Oracle Corp. (a)                                    261,000         3,186,810
Pepco Holdings, Inc.                                 78,900         1,764,993
PNC Financial Services Group, Inc.                   34,600         2,139,318
Sempra Energy                                        67,100         3,008,764
Sprint Nextel Corp.                                 317,453         7,415,702
Symantec Corp. (a)                                  189,865         3,322,638
UnitedHealth Group, Inc.                             82,700         5,138,978
Univision Communications, Inc. (a)                   79,500         2,336,505
Waters Corp. (a)                                     32,300         1,220,940
Wells Fargo & Co.                                    90,100   $     5,660,983
Wyeth                                               170,700         7,864,149
Xilinx, Inc.                                         75,800         1,910,918
Zimmer Holdings, Inc. (a)                            19,400         1,308,336
                                                              ---------------
Total U.S. Equities                                               224,659,352
                                                              ---------------
INTERNATIONAL EQUITIES -- 50.19%
AUSTRALIA -- 2.01%
National Australia Bank Ltd.                         95,180         2,260,758
Qantas Airways Ltd.                                 795,378         2,355,691
QBE Insurance Group Ltd.                            318,152         4,571,451
                                                              ---------------
                                                                    9,187,900
                                                              ---------------
AUSTRIA -- 0.68%
Telekom Austria AG                                  137,335         3,089,227
                                                              ---------------
BERMUDA -- 1.07%
Accenture Ltd., Class A                             168,700         4,870,369
                                                              ---------------
CANADA -- 1.14%
Cott Corp. (a)                                       16,700           247,530
Jean Coutu Group, Inc.                              134,800         1,623,467
Magna International, Inc., Class A                   32,400         2,341,262
Suncor Energy, Inc.                                  15,500           977,642
                                                              ---------------
                                                                    5,189,901
                                                              ---------------
CAYMAN ISLANDS -- 0.33%
GlobalSantaFe Corp.                                  31,500         1,516,725
                                                              ---------------
FRANCE -- 4.78%
AXA S.A.                                             11,943           385,438
BNP Paribas                                          39,295         3,179,734
France Telecom S.A.                                 192,227         4,776,852
Sanofi-Aventis S.A.                                  34,780         3,047,027
Total S.A.                                           36,074         9,062,639
Unibail REIT                                         10,647         1,416,800
                                                              ---------------
                                                                   21,868,490
                                                              ---------------
GERMANY -- 3.04%
Allianz AG                                           33,652         5,097,206
Bayerische Motoren Werke AG                          16,259           713,177
Deutsche Post AG                                     29,486           714,926
Deutsche Postbank AG                                 25,516         1,480,211
Metro AG                                             51,406         2,483,070
Schering AG                                          21,073         1,412,075
Siemens AG                                           23,062         1,976,744
                                                              ---------------
                                                                   13,877,409
                                                              ---------------
HONG KONG -- 0.76%
Esprit Holdings Ltd.                                186,000         1,321,777
Sun Hung Kai Properties Ltd.                        219,000         2,132,480
                                                              ---------------
                                                                    3,454,257
                                                              ---------------
IRELAND -- 1.30%
Bank of Ireland                                     378,254         5,960,416
                                                              ---------------
ITALY -- 1.59%
ENI SpA                                              77,617         2,153,001
UniCredito Italiano SpA                             745,550         5,137,061
                                                              ---------------
                                                                    7,290,062
                                                              ---------------
JAPAN -- 10.54%
Bank of Yokohama Ltd.                               301,000         2,462,925

                                                  SHARES           VALUE
                                              -------------   ---------------
Canon, Inc.                                          53,600   $     3,135,965
Fast Retailing Co., Ltd.                             20,300         1,984,644
Funai Electric Co., Ltd.                              8,800           973,757
Honda Motor Co., Ltd.                                41,300         2,356,798
Japan Tobacco, Inc.                                     195         2,843,939
Kao Corp.                                           120,000         3,215,330
Meitec Corp.                                         20,900           676,966
Mitsui Sumitomo Insurance Co., Ltd.                 140,000         1,712,977
Nissan Motor Co., Ltd.                              250,000         2,533,175
Nitto Denko Corp.                                    63,200         4,924,815
NTN Corp.                                           220,000         1,738,585
NTT DoCoMo, Inc.                                      2,289         3,493,619
Rohm Co., Ltd.                                       22,100         2,404,231
Sekisui House Ltd.                                  166,000         2,088,812
Sompo Japan Insurance, Inc.                          68,000           919,659
Sumitomo Mitsui Financial Group, Inc.                   224         2,374,189
Takefuji Corp.                                       31,950         2,170,005
Toyota Motor Corp.                                   96,500         5,007,674
West Japan Railway Co.                                  209           871,904
Yokogawa Electric Corp.                              18,000           306,779
                                                              ---------------
                                                                   48,196,748
                                                              ---------------
NETHERLANDS -- 3.73%
ABN AMRO Holding NV                                 237,665         6,215,498
Aegon NV                                              9,629           156,747
ASML Holding NV (a)                                  83,418         1,669,020
Reed Elsevier NV                                    151,587         2,117,673
TNT NV                                               99,767         3,118,213
VNU NV                                              113,769         3,772,698
                                                              ---------------
                                                                   17,049,849
                                                              ---------------
NORWAY -- 0.64%
Telenor ASA                                         298,800         2,932,971
                                                              ---------------
PANAMA -- 1.01%
Carnival Corp.                                       86,100         4,603,767
                                                              ---------------
PORTUGAL -- 0.43%
Portugal Telecom, SGPS, S.A.                        193,006         1,953,673
                                                              ---------------
SPAIN -- 0.81%
Banco Bilbao Vizcaya Argentaria S.A.                 74,399         1,328,261
Banco Santander Central Hispano S.A.                179,516         2,369,698
                                                              ---------------
                                                                    3,697,959
                                                              ---------------
SWEDEN -- 0.65%
Electrolux AB, B Shares                              49,800         1,294,443
Svenska Cellulosa AB, B Shares                       45,200         1,689,773
                                                              ---------------
                                                                    2,984,216
                                                              ---------------
SWITZERLAND -- 3.13%
Adecco S.A.                                          57,888         2,669,619
Holcim Ltd.                                          52,319         3,563,449
Novartis AG                                          34,221         1,798,227
Roche Holding AG                                     23,737         3,564,028
Swiss Reinsurance Co.                                37,245         2,726,661
                                                              ---------------
                                                                   14,321,984
                                                              ---------------
UNITED KINGDOM -- 12.55%
Barclays PLC                                        582,633   $     6,124,787
Bp PLC                                            1,112,476        11,847,753
Burberry Group PLC                                   18,097           133,808
Cadbury Schweppes PLC                               157,490         1,488,933
Diageo PLC                                          440,060         6,378,763
Gallaher Group PLC                                  395,507         5,971,126
GUS PLC                                              51,028           906,032
Kingfisher PLC                                      502,748         2,052,160
Prudential PLC                                      304,636         2,882,694
Rentokil Initial PLC                                704,165         1,980,829
Royal Bank of Scotland Group PLC                    174,963         5,282,968
Tesco PLC                                           624,618         3,562,482
Vodafone Group PLC                                4,046,018         8,736,273
                                                              ---------------
                                                                   57,348,608
                                                              ---------------
Total International Equities                                      229,394,531
                                                              ---------------
Total Equities (Cost $361,207,051)                                454,053,883
                                                              ---------------

                                                NUMBER OF
                                                WARRANTS
                                              -------------
WARRANTS -- 0.00%
Lucent Technologies, Inc. (a)
 expires 12/10/07 (cost $0)                           1,067               603
                                                              ---------------

                                                 SHARES
                                              -------------
SHORT-TERM INVESTMENT* -- 0.49%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $2,250,128)                               2,250,128         2,250,128
                                                              ---------------
Total Investments -- 99.83%
  (Cost $363,457,179)                                             456,304,614
Cash and other assets,
  less liabilities -- 0.17%                                           793,831
                                                              ---------------
Net Assets -- 100.00%                                         $   457,098,445
                                                              ===============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $363,457,179; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                            $    97,517,357
            Gross unrealized depreciation                                 (4,669,922)
                                                                     ---------------
              Net unrealized  appreciation                           $    92,847,435
                                                                     ===============

(a)   Non-income producing security.
REIT  Real Estate Investment Trust
*     Investment in affiliated mutual fund.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                          UNREALIZED
                                         CONTRACTS         IN EXCHANGE       MATURITY    APPRECIATION/
                                        TO DELIVER             FOR            DATES     (DEPRECIATION)
                                        -----------    ------------------    --------   --------------
Australian Dollar                        13,450,000    USD      9,858,783    05/18/06   $       34,006
British Pound                            16,135,000    USD     27,602,871    05/18/06         (170,807)
Euro                                      1,920,000    USD      2,411,251    03/01/06          131,162
Euro                                     28,590,000    USD     33,819,553    05/18/06         (283,489)
Japanese Yen                            669,100,000    USD      5,850,566    05/18/06           79,873
United States Dollar                      2,179,856    AUD      2,985,000    05/18/06              587
United States Dollar                     18,304,798    CHF     23,815,000    05/18/06           57,472
United States Dollar                      2,258,736    EUR      1,920,000    03/01/06           21,354
United States Dollar                     26,394,958    JPY  3,090,900,000    05/18/06          262,694
United States Dollar                     24,972,134    SEK    199,390,000    05/18/06          367,120
United States Dollar                     11,106,848    SGD     18,700,000    05/18/06          198,602
                                                                                        --------------
  Total net unrealized appreciation on
   forward foreign currency contracts                                                   $      698,574
                                                                                        ==============

Currency Type Abbreviations
AUD   Australian Dollar
CHF   Swiss Franc
EUR   Euro
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
USD   United States Dollar

                 See accompanying notes to financial statements.

UBS GLOBAL BOND FUND

For the six-month period ended December 31, 2005, Class A shares of UBS Global Bond Fund (the "Fund") declined 1.98% (a decline of 6.36% after the deduction of the maximum sales charge) and Class Y shares declined 1.90%, versus the 1.99% decline of the Fund's benchmark, the Lehman Brothers Global Aggregate Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 30; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's negative returns were primarily the result of a strengthening US dollar over the past six months, which was not offset by currency management.

FIXED-INCOME MARKETS REMAINED STABLE, GLOBAL ECONOMIES APPEARED STRONG

Developed global fixed income markets were understandably volatile in the immediate aftermath of Hurricanes Katrina and Rita, but by the time the Federal Reserve Board (the "Fed") decided to again raise rates after its September meeting, the markets returned to relative equanimity. For its part, the Fed raised rates four times during the period, bringing the federal funds rate to 4.25%, the highest it has been since May 2001. (The Fed raised rates another 25 basis points after the period ended to bring the federal funds rate to 4.50%.)

Ultimately, the consistency of the economic outlook came as a surprise to many investors. US data releases in October showed a much smaller impact on business activity from the devastating hurricane season than was originally feared and analysts quickly reinstated their forecasts for GDP growth at 3% to 4% into 2006. Indicators in other economic blocs painted a similar picture of stable or accelerating activity. Throughout the period, there were limited signs of any upturn in inflationary pressures, despite the surge in energy prices and the renewed momentum in economic growth.

Short-term bond yields in most markets rose in anticipation of monetary tightening, while yields on longer-dated bonds, after rising somewhat in the third quarter, remained relatively unchanged and fell in some cases toward the end of the year. This produced an exceptionally flat yield curve for much of the period, and at the end of December, the curve actually inverted in some areas. An inverted yield curve is typically the harbinger of a recession, but given the strength of the economy, we believe rates of longer-term bonds may rise in the coming months and that the current shape of the curve is likely to be short lived, with the 10-year Treasury appearing to be particularly overvalued.

On a monetary front, some of the more significant developments included the appointment of the first new chairman of the US Federal Reserve in almost 20 years, the first increase in the official euro repo rate--the interest rate charged on main refinancing operations, which provide the bulk of the banking system's liquidity--in over five years and a public dispute between the Japanese government and the Bank of Japan over the future course of policy. The most significant political event was the formation of a "Grand Coalition" government in Germany headed by the new Chancellor Angela Merkel, but the potential instability of this alliance had surprisingly little impact on capital markets.

OPPORTUNITIES FOR CAPTURING RETURNS WERE BOTTOM-UP IN NATURE

Several non-US markets performed well during the period. The start of rate tightening by the Bank of Canada pushed up short-duration bond yields, but the long end of the Canadian curve remained well supported by domestic institutional demand--a phenomenon also seen in several other markets. Australian bonds performed well with yields falling along the curve. We continue to favor Australia as the cycle of monetary tightening there is more advanced than in other markets.

Euro-denominated bonds underperformed dollar bloc markets (with the exception of the US) during the period. A clear improvement in business and consumer sentiment led to more hawkish comments from the European Central Bank that, in turn, heralded a renewed tightening in rates. The bulk of the recent weakness occurred at the short end of the curve as long-dated bonds were supported by real and anticipated demand from life insurance and pension funds seeking to reduce the duration mismatch between their assets and liabilities. Regulatory and legal developments are expected to maintain these conditions and the Fund is positioned to benefit from this segment of the euro curve, despite the limited backing from fundamental value.

The UK gilt market was the outstanding performer in Europe after a fairly flat third quarter. Economic data were mixed but investors were encouraged by the Bank of England's inflation report in November as it appeared to limit prospects for renewed rate tightening. Long-dated bonds were the strongest performers.

In contrast to the UK, we believe that inflation-linked government bonds in Japan ("JGBi") offer attractive value and we moved part of our Japanese exposure into this sector. The level of real yields on 10-year JGBi implies a path of inflation that we see as unrealistically low. Japanese economic growth appears to be on a strong upward trajectory and the clear intent of the government to delay any normalization of monetary policy by the Bank of Japan--initially through the removal of its quantitative easing policy--heightens our future inflation expectations.

In this environment, our defensive stance toward duration and our yield-curve positioning were the largest positive contributors to performance over the period, particularly in the US and in Japan. These gains were offset in part by the continued flattening of the yield curve late in the year. Meanwhile, the Fund's country allocations produced mixed results over the period. Switzerland and Poland turned in fairly strong returns, countries to which the Fund had no exposure. On the other hand, positions in Australia, Canada and Japan generally benefited performance.

In the non-government markets, securitized credit was a strong performer during the reporting period and the Fund's exposure to both asset-backed securities
(ABS) and commercial mortgage-backed securities (CMBS) was beneficial to performance. Corporate bonds, on the other hand, appeared to have very tight spreads relative to their government counterparts throughout the period, especially in the US, and we tended to avoid this sector of the market where possible.

From a currency standpoint, overweight positions in the Japanese yen and Swedish krona along with underweight exposure to the British pound and Canadian dollar detracted from returns.

Global bond markets have surprised investors with their resilience but we believe they reflect a relatively benign outlook for the world economy in 2006 that does not fully discount potential risks, including the threat of a spike in inflation. Consequently, our global bond strategy maintains an overall underweight to interest rate exposure.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            6 MONTHS     1 YEAR      5 YEARS    10 YEARS    INCEPTION*
                                              ENDED       ENDED       ENDED       ENDED         TO
                                            12/31/05    12/31/05    12/31/05    12/31/05     12/31/05
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS A                  -1.98%      -5.72%        N/A         N/A        7.51%
UBS GLOBAL BOND FUND CLASS B                  -2.35       -6.46         N/A         N/A        7.56
UBS GLOBAL BOND FUND CLASS C                  -2.33       -6.29         N/A         N/A        6.30
UBS GLOBAL BOND FUND CLASS Y                  -1.90       -5.50        6.93%       5.15%       5.71
UBS GLOBAL BOND FUND CLASS A**                -6.36      -10.01         N/A         N/A        6.34
UBS GLOBAL BOND FUND CLASS B**                -7.14      -11.03         N/A         N/A        7.17
UBS GLOBAL BOND FUND CLASS C**                -3.05       -6.97         N/A         N/A        6.30
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX        -1.99       -4.49        6.81        5.35        6.12

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A SHARES IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/26/01 AND 07/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 07/31/93.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     BEGINNING           ENDING          EXPENSES PAID
                                                   ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                                                   JULY 1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
--------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                    $    1,000.00   $          980.20   $            5.74
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,019.41                5.85

CLASS B  ACTUAL                                         1,000.00              976.50                9.47
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,015.63                9.65

CLASS C  ACTUAL                                         1,000.00              976.70                8.22
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,016.89                8.39

CLASS Y  ACTUAL                                         1,000.00              981.00                4.49
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)             1,000.00            1,020.67                4.58

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.15%, CLASS B: 1.90%, CLASS C: 1.65%, CLASS Y: 0.90%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

COUNTRY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                       PERCENTAGE OF
                                         NET ASSETS
----------------------------------------------------
United States                              46.6%
Germany                                    12.9
France                                     11.4
United Kingdom                              6.8
Japan                                       5.9
----------------------------------------------------
Total                                      83.6%

CURRENCY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                       PERCENTAGE OF
                                         NET ASSETS
----------------------------------------------------
United States Dollar                       46.2%
Euro                                       34.3
Japanese Yen                                5.9
British Pound                               5.8
Australian Dollar                           4.0
----------------------------------------------------
Total                                      96.2%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                       PERCENTAGE OF
                                        NET ASSETS
----------------------------------------------------
French Treasury Note
3.500%, due 07/12/09                        4.8%
Deutsche Bundesrepublik
6.000%, due 02/16/06                        4.6
Government of Japan, CPI
0.500%, due 12/10/14                        4.4
Deutsche Bundesrepublik
6.250%, due 01/04/24                        3.1
Government of Sweden
6.500%, due 05/05/08                        2.9
Government of France
5.500%, due 04/25/29                        2.8%
Government of France
7.250%, due 04/25/06                        2.8
Deutsche Bundesrepublik
4.250%, due 01/04/14                        2.1
U.S. Treasury Notes
4.750%, due 05/15/14                        2.1
Republic of Austria
5.875%, due 07/15/06                        2.0
----------------------------------------------------
Total                                      31.6%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
  Automobiles                                   0.21%
  Beverages                                     0.29
  Capital Markets                               0.49
  Chemicals                                     0.04
  Commercial Banks                              0.56
  Consumer Finance                              1.21
  Diversified Financial Services                0.92
  Diversified Telecommunication Services        0.55
  Food & Staples Retailing                      1.75
  Food Products                                 0.30
  Insurance                                     0.30
  IT Services                                   0.28
  Media                                         0.23
  Road & Rail                                   0.24
  Thrifts & Mortgage Finance                    0.77
                                              ------
    Total U.S. Corporate Bonds                  8.14
  Asset-Backed Securities                       1.00
  Collateralized Debt Obligations               0.14
  Commercial Mortgage-Backed Securities         5.29
  Mortgage & Agency Debt Securities             3.89
  U.S. Government Obligations                   4.67
                                              ------
    Total U.S. Bonds                           23.13

INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
  Capital Markets                               0.18%
  Commercial Banks                              6.19
  Diversified Financial Services                0.31
  Diversified Telecommunication Services        1.81
  Electric Utilities                            0.74
  Insurance                                     0.09
  Media                                         0.64
  Non-Agency                                    0.31
                                              ------
    Total International Corporate Bonds        10.27
International Asset-Backed Securities           0.51
International Commercial Mortgage-Backed
 Securities                                     0.31
International Mortgage-Backed Securities        0.38
Foreign Government Bonds                       38.49
Sovereign/SupraNational Bonds                   3.48
                                              ------
    Total International Bonds                  53.44

TOTAL BONDS                                    76.57

INVESTMENT COMPANY                             16.75
SHORT-TERM INVESTMENTS                          4.86
                                              ------
TOTAL INVESTMENTS                              98.18
CASH AND OTHER ASSETS, LESS LIABILITIES         1.82
                                              ------
NET ASSETS                                    100.00%
                                              ======

                 UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                 FACE
                                                AMOUNT             VALUE
                                            ---------------   ---------------
BONDS -- 76.57%
U.S. BONDS -- 23.13%
U.S. CORPORATE BONDS -- 8.14%
Altria Group, Inc.
  7.750%, due 01/15/27                      $       230,000   $       273,049
Bank One Corp.
  7.875%, due 08/01/10                              350,000           388,545
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                              120,000           120,000
Citigroup, Inc.
  5.000%, due 09/15/14                              400,000           393,742
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                              150,000           158,821
Computer Sciences Corp.
  3.500%, due 04/15/08                              200,000           191,846
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                              185,000           177,651
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                              150,000           146,024
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                              150,000           167,586
Ford Motor Credit Co.
  5.800%, due 01/12/09                               80,000            69,787
General Electric Capital Corp.
  4.375%, due 01/20/10                      EUR      35,000            43,209
  6.750%, due 03/15/32                      $       110,000           129,124
HSBC Finance Corp.
  6.750%, due 05/15/11                              350,000           375,610
ICI Wilmington, Inc.
  4.375%, due 12/01/08                               25,000            24,361
Kraft Foods, Inc.
  5.625%, due 11/01/11                              200,000           205,199
Kroger Co.
  8.050%, due 02/01/10                              350,000           380,023
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                              200,000           208,371
Miller Brewing Co., 144A
  5.500%, due 08/15/13                              200,000           203,861
Morgan Stanley
  5.300%, due 03/01/13                              335,000           335,672
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                               30,000            31,050
Sprint Capital Corp.
  8.375%, due 03/15/12                              300,000           347,689
Toyota Motor Credit Corp.
  4.500%, due 12/15/06                      GBP     200,000           344,506
Travelers Insurance Co.
  Institutional Funding Ltd.
  5.750%, due 12/06/11                              100,000           181,175
UST, Inc.
  6.625%, due 07/15/12                      $        10,000            10,398
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                              350,000           372,497
Washington Mutual, Inc.
  5.625%, due 01/15/07                              350,000           351,928
                                                              ---------------
                                                                    5,631,724
                                                              ---------------
ASSET-BACKED SECURITIES -- 1.00%
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  4.759%, due 01/15/09                      $        75,000   $        75,062
CenterPoint Energy Transition Bond Co.,
  LLC 01-1, Class A4
  5.630%, due 09/15/15                               30,000            31,055
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  4.719%, due 06/25/33                               11,519            11,539
Metris Master Trust, 05-2,
  Class C, 144A+
  4.920%, due 09/20/11                              500,000           500,000
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                               55,000            56,365
RAFC Asset-Backed Trust,
  01-1, Class A3 (a)
  5.115%, due 11/25/29                                4,392             4,376
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                               18,271            16,627
                                                              ---------------
                                                                      695,024
                                                              ---------------
COLLATERALIZED DEBT OBLIGATIONS -- 0.14%
Tricadia CDO Ltd,
  05-4A, Class B1L, 144A+
  7.741%, due 12/11/40                              100,000            99,500
                                                              ---------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES -- 5.29%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                              350,000           363,059
Asset Securitization Corp.,
  96-MD6, Class A4+
  7.448%, due 11/13/29                              375,000           388,097
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                               80,000            86,714
Bear Stearns Commercial Mortgage
  Securities, 05-LXR1, Class G, 144A+
  5.319%, due 09/15/18                              500,000           506,328
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                              290,000           313,195
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                               97,781            99,989
Four Times Square Trust,
  00-4TS, Class C, 144A
  7.860%, due 04/15/15                              500,000           549,964
Hilton Hotel Pool Trust,
  00-HLTA, Class A1, 144A
  7.055%, due 10/03/15                              302,741           318,234
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                8,280             8,308
JPMorgan Commercial Mortgage Finance
  Corp., 99-C8, Class A2
  7.400%, due 07/15/31                               85,000            90,336

                                                  FACE
                                                 AMOUNT            VALUE
                                            ---------------   ---------------
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1                           $        35,064   $        35,209
  6.410%, due 06/15/31
Mach One Trust Commercial Mortgage-
  Backed, 04-1A, Class A1, 144A
  3.890%, due 05/28/40                              173,595           169,574
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                8,537             8,586
Morgan Stanley Capital I,
  03-T11, Class A4
  5.150%, due 06/13/41                              155,000           154,593
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                               14,159            14,562
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                              375,000           403,826
TIAA Retail Commercial Trust,
  01-C1A, Class A2, 144A
  6.300%, due 06/19/21                              144,308           147,537
                                                              ---------------
                                                                    3,658,111
                                                              ---------------
MORTGAGE & AGENCY DEBT SECURITIES -- 3.89%
Federal Home Loan Mortgage Corp.
  3.750%, due 04/15/07                              665,000           656,629
  3.875%, due 01/12/09                              105,000           102,344
  5.000%, due 01/30/14                               85,000            83,777
Federal National Mortgage Association
  5.000%, TBA                                       800,000           775,000
  6.000%, due 05/15/08                              320,000           328,959
  6.625%, due 09/15/09                              550,000           584,837
Government National Mortgage Association
  6.500%, due 04/15/31                              149,824           156,596
                                                              ---------------
                                                                    2,688,142
                                                              ---------------
U.S. GOVERNMENT OBLIGATIONS -- 4.67%
U.S. Treasury Bonds
  6.250%, due 05/15/30                              475,000           589,928
  8.750%, due 05/15/17                              280,000           384,497
U.S. Treasury Notes
  3.625%, due 06/15/10                              455,000           441,581
  4.750%, due 05/15/14                            1,415,000         1,449,436
  5.000%, due 02/15/11 (c)                          355,000           365,636
                                                              ---------------
                                                                    3,231,078
                                                              ---------------
Total U.S. Bonds                                                   16,003,579
                                                              ---------------
INTERNATIONAL BONDS -- 53.44%
INTERNATIONAL CORPORATE BONDS -- 10.27%
AUSTRALIA -- 0.06%
Telstra Corp., Ltd.
  6.375%, due 06/29/11                      EUR      30,000            40,418
                                                              ---------------
FRANCE -- 1.04%
BNP Paribas
  5.250%, due 12/17/12                      EUR     140,000           183,931
  5.625%, due 08/07/08                              100,000           125,486
  5.750%, due 01/24/22                      GBP      80,000           152,899
Credit Lyonnais S.A.+
  5.000%, due 11/15/12                      EUR     210,000   $       257,165
                                                              ---------------
                                                                      719,481
                                                              ---------------
GERMANY -- 3.09%
Kreditanstalt fuer Wiederaufbau
  4.750%, due 08/17/07                      EUR     710,000           866,075
Landwirtschaftliche Rentenbank
  5.750%, due 01/21/15                      AUD   1,730,000         1,269,991
                                                              ---------------
                                                                    2,136,066
                                                              ---------------
IRELAND -- 0.29%
Bank of Ireland
  6.450%, due 02/10/10                      EUR     150,000           198,916
                                                              ---------------
LUXEMBOURG -- 1.52%
Telecom Italia Finance S.A
  6.575%, due 07/30/09                      EUR     600,000           778,891
  7.750%, due 01/24/33                              170,000           273,034
                                                              ---------------
                                                                    1,051,925
                                                              ---------------
NETHERLANDS -- 0.97%
Deutsche Telekom International Finance BV
  8.125%, due 05/29/12                      EUR      65,000            95,904
E.ON International Finance BV
  6.375%, due 05/29/12                      GBP     100,000           188,187
Prudential Finance BV
  9.375%, due 06/04/07                               35,000            64,083
RWE Finance BV
  5.500%, due 10/26/07                      EUR     265,000           327,174
                                                              ---------------
                                                                      675,348
                                                              ---------------
SINGAPORE -- 0.10%
Singapore Telecommunications Ltd.
  6.000%, due 11/21/11                      EUR      50,000            66,802
                                                              ---------------
UNITED KINGDOM -- 3.20%
Anglian Water Services Financing PLC
  4.625%, due 10/07/13                      EUR      25,000            31,521
Barclays Bank PLC
  4.500%, due 03/04/19 +                            190,000           238,846
  5.750%, due 09/14/26                      GBP      80,000           155,876
HBOS Treasury Services PLC
  4.750%, due 02/06/07                      EUR     195,000           235,575
Lloyds TSB Bank PLC
  5.875%, due 06/20/14                      GBP     210,000           390,244
  7.750%, due 06/18/07                               35,000            62,874
National Westminster Bank PLC
  6.000%, due 01/21/10                      EUR     335,000           437,895
  6.500%, due 09/07/21                      GBP     110,000           225,190
Pearson PLC
  6.125%, due 02/01/07                      EUR     360,000           440,094
                                                              ---------------
                                                                    2,218,115
                                                              ---------------
Total International Corporate Bonds                                 7,107,071
                                                              ---------------

                                                  FACE
                                                 AMOUNT            VALUE
                                            ---------------   ---------------
INTERNATIONAL ASSET-BACKED
  SECURITIES -- 0.51%
UNITED KINGDOM -- 0.51%
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  5.090%, due 05/15/43                      $       100,000   $       100,196
Permanent Financing PLC,
  04, Class 2C+
  5.200%, due 06/10/42                              250,000           251,226
                                                              ---------------
                                                                      351,422
                                                              ---------------
INTERNATIONAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES -- 0.31%
UNITED KINGDOM -- 0.31%
Granite Master Issuer PLC,
  05-4, Class C4+
  2.711%, due 12/20/54                      EUR     180,000           213,358
                                                              ---------------
INTERNATIONAL MORTGAGE-BACKED
  SECURITIES -- 0.38%
UNITED KINGDOM -- 0.38%
Whinstone Capital Management Ltd.,
  1X, Class B2+
  3.196%, due 10/25/44                      EUR     220,000           260,849
                                                              ---------------
FOREIGN GOVERNMENT BONDS -- 38.49%
AUSTRALIA -- 0.69%
Government of Australia
  8.750%, due 08/15/08                      AUD     600,000           477,344
                                                              ---------------
AUSTRIA -- 1.98%
Republic of Austria
  5.875%, due 07/15/06 (b)                  EUR   1,135,000         1,366,421
                                                              ---------------
BELGIUM -- 1.65%
Government of Belgium
  5.750%, due 03/28/08                      EUR     910,000         1,141,565
                                                              ---------------
CANADA -- 0.51%
Government of Canada
  6.000%, due 06/01/08                      CAD     390,000           351,740
                                                              ---------------
FINLAND -- 0.52%
Government of Finland
  5.000%, due 07/04/07                      EUR     295,000           360,575
                                                              ---------------
FRANCE -- 10.34%
French Treasury Note
  3.500%, due 07/12/09                      EUR   2,735,000         3,292,866
Government of France
  5.500%, due 04/25/29                            1,260,000         1,940,874
  7.250%, due 04/25/06                            1,600,000         1,920,212
                                                              ---------------
                                                                    7,153,952
                                                              ---------------
GERMANY -- 9.85%
Deutsche Bundesrepublik
  4.250%, due 01/04/14 (c)                  EUR   1,150,000         1,456,975
  6.000%, due 02/16/06 (c)                        2,700,000         3,209,707
  6.250%, due 01/04/24 (c)                        1,335,000         2,151,193
                                                              ---------------
                                                                    6,817,875
                                                              ---------------
ITALY -- 1.08%
Buoni Poliennali Del Tesoro
  5.000%, due 02/01/12                      EUR     575,000           748,444
                                                              ---------------
JAPAN -- 5.86%
Government of Japan
  1.900%, due 06/20/25                      JPY 120,000,000   $     1,005,381
Government of Japan Consumer Price
  Index Bond (CPI)
  0.500%, due 12/10/14                          370,000,000         3,050,123
                                                              ---------------
                                                                    4,055,504
                                                              ---------------
NETHERLANDS -- 0.68%
Government of Netherlands
  5.000%, due 07/15/11                      EUR     365,000           473,333
                                                              ---------------
SWEDEN -- 2.91%
Government of Sweden
  6.500%, due 05/05/08                      SEK  14,800,000         2,016,056
                                                              ---------------
UNITED KINGDOM -- 2.42%
U.K. Gilts
  4.750%, due 09/07/15                      GBP     125,000           226,070
  5.000%, due 03/07/12                              170,000           306,085
  5.750%, due 12/07/09                              630,000         1,144,614
                                                              ---------------
                                                                    1,676,769
                                                              ---------------
Total Foreign Government Bonds                                     26,639,578
                                                              ---------------
SOVEREIGN/SUPRANATIONAL BONDS -- 3.48%
Eurofima
  6.000%, due 01/28/14                      AUD   1,400,000         1,050,639
European Investment Bank
  4.000%, due 01/15/07                      EUR     660,000           791,047
  6.250%, due 04/15/14                      GBP     290,000           563,018
                                                              ---------------
                                                                    2,404,704
                                                              ---------------
Total International Bonds                                          36,976,982
                                                              ---------------
Total Bonds (Cost $54,566,304)                                     52,980,561
                                                              ---------------


                                                 SHARES
                                            ---------------
INVESTMENT COMPANY* -- 16.75%
UBS U.S. Securitized Mortgage
  Relationship Fund
  (Cost $11,134,101)                                968,775        11,588,095
                                                              ---------------
SHORT-TERM INVESTMENTS -- 4.86%
OTHER -- 2.62*%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%                                  1,810,120         1,810,120
                                                              ---------------

                                                  FACE
                                                 AMOUNT
                                            ---------------
U.S. GOVERNMENT OBLIGATION -- 2.24%
U.S. Treasury Notes, yield of 3.77%
  due 09/30/06                              $     1,575,000         1,552,789
                                                              ---------------
Total Short-Term Investments
  (Cost $3,368,348)                                                 3,362,909
                                                              ---------------
Total Investments -- 98.18%
  (Cost $69,068,753)                                               67,931,565
Cash and other assets, less
  liabilities -- 1.82%                                              1,258,992
                                                              ---------------
Net Assets -- 100.00%                                         $    69,190,557
                                                              ===============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $69,068,753; and net unrealized depreciation consisted of:

     Gross unrealized appreciation                            $       661,712
     Gross unrealized depreciation                                 (1,798,900)
                                                              ---------------
       Net unrealized depreciation                            $    (1,137,188)
                                                              ===============

+ Floating rate securities - The interest rates shown are the current rates as of December 31, 2005.
(a) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) All or portion of these securities is segregated for "to be announced" ("TBA") securities.
(c) All or portion of these securities have been pledged to cover forward foreign currency contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $2,910,946 or 4.21% of net assets.
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
*       Investments in affiliated mutual funds.

AUD     Australian Dollar
CAD     Canadian Dollar
EUR     Euro
GBP     British Pound
JPY     Japanese Yen
SEK     Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                             UNREALIZED
                                            CONTRACTS       IN EXCHANGE        MATURITY    APPRECIATION/
                                           TO DELIVER           FOR              DATE      (DEPRECIATION)
                                           -----------   -------------------   --------    --------------
Australian Dollar                            3,295,000   USD       2,406,240   05/18/06    $         (648)
British Pound                                1,150,000   USD       1,967,357   05/18/06           (12,174)
Euro                                         5,205,000   USD       6,149,421   05/18/06           (59,265)
Japanese Yen                                86,600,000   USD         733,569   05/18/06           (13,318)
United States Dollar                           476,354   CAD         555,000   05/18/06             2,765
United States Dollar                         2,079,130   CHF       2,705,000   05/18/06             6,528
United States Dollar                           394,424   DKK       2,490,000   05/18/06             3,638
United States Dollar                         9,152,438   JPY   1,073,700,000   05/18/06           107,752
United States Dollar                           371,971   SEK       2,970,000   05/18/06             5,468
United States Dollar                           855,290   SGD       1,440,000   05/18/06            15,291
United States Dollar                           805,609   THB      33,320,000   05/18/06             4,367
                                                                                           --------------
  Total net unrealized appreciation on
   forward foreign currency contracts                                                      $       60,404
                                                                                           ==============

Currency Type Abbreviations
CAD     Canadian Dollar
CHF     Swiss Franc
DKK     Danish Krone
JPY     Japanese Yen
SEK     Swedish Krona
SGD     Singapore Dollar
THB     Thailand Baht
USD     United States Dollar

                 See accompanying notes to financial statements.

UBS INTERNATIONAL EQUITY FUND

For the six-month period ended December 31, 2005, Class A shares of UBS International Equity Fund (the "Fund") returned 12.21% (6.06% after the deduction of the maximum sales charge) and Class Y shares returned 12.34%, versus the 15.23% return of the Fund's benchmark, the MSCI World Ex USA (Free) Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 40; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

STOCK SELECTION KEY TO RELATIVE PERFORMANCE

While country allocations and sector weightings influence performance, these strategic decisions are an outgrowth of our research-driven stock selection. As such, the success or failure of our strategy can usually be traced back to the specific holdings.

During the reporting period, some of the Fund's largest overweight positions were in insurance and telecomm services. Strong stock selection within Telecom services, particularly owing the UK's o2 which was taken over by Spain's Telefonica, offset the negative contribution from overweighting the sector. On the positive side, utilities and transportation had a significant and positive impact on performance. East Japan Railway and TNT are transportation stocks that added to returns on both an absolute and relative basis. Our underweight to the utilities sector on the whole also contributed positively to performance during the period. We view the utilities sector with a certain degree of caution as valuations appear stretched in many cases.

The Fund was underweight materials during the period which detracted from performance as many metals and mining stocks continued to perform well. Specifically, not owning Rio Tinto detracted notably from relative returns. We also remain cautious of the valuations of many stocks in the energy sector. We believe that both supply and demand forces in the energy market will ultimately result in lower energy prices which be detrimental to stocks in this sector.

MAXIMIZING REGIONAL OPPORTUNITIES

Our research suggested that variances among countries offered some opportunities to add value during the period. As a result, we made some changes to the Fund's country allocations over the reporting period. Perhaps most significant was our increased allocation to Germany. While the German market has been unsettled by electoral uncertainty, corporate reform appears to be well underway and we are seeing a number of attractive stock-specific opportunities. Our holdings in Germany lagged those of the Index during the period, but we remain optimistic on the opportunities we have identified.

Other significant overweight positions were in the Netherlands and Switzerland, although, in aggregate, those holdings had a marginal impact on returns. Holdings in Japan and the UK, meanwhile, detracted from relative returns, and both represented underweight positions at the end of the period. Our holdings in Japan performed exceptionally well on an absolute basis, however, including Mitsui Fudosan and Mitsubishi (a real estate company and a global trading company, respectively). After the UK, the Fund's second-largest underweight position was in Canada. Holdings in both countries posted positive absolute returns, but detracted somewhat from the Fund's relative performance.

GLOBAL MARKETS REMAIN ATTRACTIVE

Overall, the global economy appears to be on solid footing, and we expect to see continued economic improvements in the eurozone, particularly in Germany, and in Japan over the coming months. We believe many companies will continue to experience high levels of free cash flow, as they did in 2005. We currently favor companies that are able to return some of that cash to their shareholders through dividend payments and share buyback programs, and are making what we feel are sensible investments in their businesses.

We believe the Fund is well positioned to benefit from such an environment, and that our research-intensive stock selection process combined with the Fund's global scope will prove prudent in the months ahead.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            6 MONTHS     1 YEAR     5 YEARS     10 YEARS    INCEPTION*
                                             ENDED       ENDED       ENDED       ENDED         TO
                                            12/31/05    12/31/05    12/31/05    12/31/05     12/31/05
------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND CLASS A         12.21%       9.33%       3.62%        N/A        3.67%
UBS INTERNATIONAL EQUITY FUND CLASS B         11.76        8.62         N/A         N/A       10.07
UBS INTERNATIONAL EQUITY FUND CLASS C         11.78        8.63         N/A         N/A        9.87
UBS INTERNATIONAL EQUITY FUND CLASS Y         12.34        9.69        3.84        5.96%       5.82
UBS INTERNATIONAL EQUITY FUND CLASS A**        6.06        3.28        2.45         N/A        2.98
UBS INTERNATIONAL EQUITY FUND CLASS B**        6.76        3.62         N/A         N/A        9.68
UBS INTERNATIONAL EQUITY FUND CLASS C**       10.78        7.63         N/A         N/A        9.87
MSCI WORLD EX USA (FREE) INDEX                15.23       14.48        4.94        6.20        6.48

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 02/12/02 AND 01/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 08/31/93.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE visit http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING           EXPENSES PAID
                                                 ACCOUNT VALUE     ACCOUNT VALUE        DURING PERIOD*
                                                 JULY  1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
-------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $     1,000.00    $        1,122.10   $            6.69
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,018.90                6.36

CLASS B  ACTUAL                                       1,000.00             1,117.60               10.68
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,015.12               10.16

CLASS C  ACTUAL                                       1,000.00             1,117.80               10.68
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,015.12               10.16

CLASS Y  ACTUAL                                       1,000.00             1,123.40                5.35
         HYPOTHETICAL
         (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,020.16                5.09

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.25%, CLASS B: 2.00%, CLASS C: 2.00%, CLASS Y: 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                                  PERCENTAGE OF
                                                                    NET ASSETS
--------------------------------------------------------------------------------
ABN AMRO Holding NV                                                    3.2%
Vodafone Group PLC                                                     2.8
Total S.A.                                                             2.7
BP PLC                                                                 2.6
Credit Suisse Group                                                    2.6
Royal Bank of Scotland Group PLC                                       2.2
Barclays PLC                                                           2.2
Banco Santander Central Hispano S.A.                                   2.0
Sanofi-Aventis S.A.                                                    1.8
Allianz AG                                                             1.7
-------------------------------------------------------------------------------
Total                                                                 23.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                                0.93%
   Airlines                                                               0.74
   Auto Components                                                        1.60
   Automobiles                                                            2.20
   Beverages                                                              2.21
   Biotechnology                                                          0.39
   Capital Markets                                                        3.47
   Chemicals                                                              2.44
   Commercial Banks                                                      17.74
   Commercial Services & Supplies                                         0.81
   Communications Equipment                                               1.06
   Construction & Engineering                                             0.23
   Construction Materials                                                 1.18
   Consumer Finance                                                       1.06
   Distributors                                                           0.13
   Diversified Financial Services                                         0.63
   Diversified Telecommunication Services                                 4.55
   Electric Utilities                                                     1.94
   Electronic Equipment & Instruments                                     1.16
   Food & Staples Retailing                                               2.73
   Food Products                                                          0.92
   Health Care Equipment & Supplies                                       0.46
   Health Care Providers & Services                                       0.70
   Household Durables                                                     2.36
   Household Products                                                     0.68
   Industrial Conglomerates                                               0.51
   Insurance                                                              8.50
   Internet & Catalog Retail                                              0.46
   Machinery                                                              1.61%
   Marine                                                                 0.31
   Media                                                                  1.94
   Metals & Mining                                                        0.95
   Multiline Retail                                                       0.45
   Office Electronics                                                     1.13
   Oil & Gas                                                              8.26
   Paper & Forest Products                                                1.18
   Pharmaceuticals                                                        5.32
   Real Estate                                                            1.48
   Road & Rail                                                            1.57
   Semiconductors & Semiconductor Equipment                               1.89
   Specialty Retail                                                       1.53
   Textiles, Apparel & Luxury Goods                                       0.33
   Tobacco                                                                1.34
   Trading Companies & Distributors                                       1.83
   Wireless Telecommunication Services                                    4.43
                                                                        ------
       Total International Equities                                      97.34

INVESTMENT COMPANY                                                        1.67
SHORT-TERM INVESTMENT                                                     0.60
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED                       6.17
                                                                        ------
TOTAL INVESTMENTS                                                       105.78
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS                          (5.78)
                                                                        ------
NET ASSETS                                                              100.00%
                                                                        ======

                        UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                  SHARES          VALUE
                                              -------------   -------------
INTERNATIONAL EQUITIES -- 97.34%
AUSTRALIA -- 2.61%
National Australia Bank Ltd.                         46,534   $   1,105,296
Qantas Airways Ltd.                                 382,418       1,132,617
QBE Insurance Group Ltd.                            123,000       1,767,358
                                                              -------------
                                                                  4,005,271
                                                              -------------
AUSTRIA -- 1.01%
Telekom Austria AG                                   68,932       1,550,563
                                                              -------------
BELGIUM -- 2.06%
Fortis                                               30,420         970,583
KBC Groep NV S.A.                                    17,418       1,621,855
Solvay S.A.                                           5,165         569,292
                                                              -------------
                                                                  3,161,730
                                                              -------------
CANADA -- 4.72%
Alcan, Inc.                                          18,240         749,402
Bank of Nova Scotia                                  25,400       1,008,178
Canadian National Railway Co.                        12,300         985,524
Canadian Tire Corp. Ltd.                             11,400         681,970
Cott Corp. (a)                                       30,900         458,004
Falconbridge Ltd.                                    11,900         353,177
Inco Ltd.                                             8,200         356,230
Magna International, Inc., Class A                    8,000         578,089
Manulife Financial Corp.                             13,300         781,101
Petro-Canada                                         32,000       1,284,184
                                                              -------------
                                                                  7,235,859
                                                              -------------
DENMARK -- 0.31%
A.P. Moller - Maersk A/S                                 46         475,912
                                                              -------------
FINLAND -- 1.42%
Nokia Oyj                                            49,192         899,783
UPM-Kymmene Oyj                                      64,678       1,268,037
                                                              -------------
                                                                  2,167,820
                                                              -------------
FRANCE -- 7.15%
AXA S.A.                                             46,923       1,514,351
France Telecom S.A.                                  79,488       1,975,282
Sanofi-Aventis S.A.                                  31,747       2,781,310
Total S.A.                                           16,203       4,070,575
Unibail REIT                                          4,547         605,071
                                                              -------------
                                                                 10,946,589
                                                              -------------
GERMANY -- 8.36%
Allianz AG                                           16,734       2,534,668
Bayerische Motoren Werke AG                          15,123         663,348
Deutsche Postbank AG                                 23,060       1,337,736
Deutsche Telekom AG                                  68,794       1,146,748
E.ON AG                                              20,446       2,115,364
Fresenius Medical Care AG                            10,164       1,070,951
Hannover Rueckversicherung AG                        10,354         366,885
MAN AG                                               19,959       1,065,216
Metro AG                                             14,806         715,176
Premiere AG (a)                                      12,872         225,540
Schering AG                                          11,612         778,105
Siemens AG                                            9,121         781,801
                                                              -------------
                                                                 12,801,538
                                                              -------------
HONG KONG -- 1.55%
Esprit Holdings Ltd.                                 95,000   $     675,101
Hutchison Telecommunications
 International Ltd. (a)                             426,000         615,349
Sun Hung Kai Properties Ltd.                         70,000         681,614
Yue Yuen Industrial Holdings                        144,500         403,478
                                                              -------------
                                                                  2,375,542
                                                              -------------
IRELAND -- 2.15%
Bank of Ireland                                     148,808       2,344,873
CRH PLC                                              32,161         946,174
                                                              -------------
                                                                  3,291,047
                                                              -------------
ITALY -- 2.12%
ENI SpA                                              41,923       1,162,892
UniCredito Italiano SpA                             302,311       2,083,013
                                                              -------------
                                                                  3,245,905
                                                              -------------
JAPAN -- 22.18%
Aeon Co., Ltd.                                       41,400       1,053,123
Aiful Corp.                                           7,350         613,876
Asahi Breweries Ltd.                                 74,500         909,022
Astellas Pharma, Inc.                                 8,500         331,539
Bank of Yokohama Ltd.                               121,000         990,079
Bridgestone Corp.                                    56,000       1,165,727
Canon, Inc.                                          29,500       1,725,951
East Japan Railway Co.                                  207       1,423,471
Funai Electric Co., Ltd.                              6,100         674,990
Honda Motor Co., Ltd.                                22,600       1,289,677
Japan Tobacco, Inc.                                      39         568,788
Kao Corp.                                            39,000       1,044,982
KDDI Corp.                                               97         559,291
Mitsubishi Corp.                                     71,700       1,586,781
Mitsui Fudosan Co., Ltd.                             47,000         954,466
Mitsui Sumitomo Insurance Co., Ltd.                  75,000         917,667
Murata Manufacturing Co., Ltd.                       12,500         801,289
NEC Electronics Corp.                                 5,600         183,762
Nippon Paper Group, Inc.                                134         536,295
Nissan Motor Co., Ltd.                              139,400       1,412,498
Nitto Denko Corp.                                    21,900       1,706,542
NOK Corp.                                            25,900         702,760
Nomura Holdings, Inc.                                44,100         845,093
NTN Corp.                                            73,000         576,894
NTT DoCoMo, Inc.                                        875       1,335,481
Rohm Co., Ltd.                                       14,400       1,566,558
Sekisui House Ltd.                                   81,000       1,019,239
Shin-Etsu Chemical Co., Ltd.                         27,600       1,467,351
Sompo Japan Insurance, Inc.                          60,000         811,464
Sumitomo Mitsui Financial Group, Inc.                   106       1,123,500
Sumitomo Trust & Banking Co. Ltd.                   100,000       1,021,749
Taiheiyo Cement Corp.                                   600           2,437
Takefuji Corp.                                       14,750       1,001,802
Tokyo Gas Co., Ltd.                                 242,000       1,075,236
Yokogawa Electric Corp.                              57,200         974,876
                                                              -------------
                                                                 33,974,256
                                                              -------------
NETHERLANDS -- 7.06%
ABN AMRO Holding NV                                 184,785       4,832,547
ASML Holding NV (a)                                  57,038       1,141,211

                                                  SHARES          VALUE
                                              -------------   -------------
Koninklijke (Royal) Philips Electronics NV           29,928   $     930,083
Reed Elsevier NV                                     58,810         821,577
Royal KPN NV                                        100,037       1,003,134
TNT NV                                               45,720       1,428,977
VNU NV                                               19,920         660,568
                                                              -------------
                                                                 10,818,097
                                                              -------------
NORWAY -- 0.85%
Telenor ASA                                         132,200       1,297,653
                                                              -------------
SINGAPORE -- 0.15%
Jardine Cycle & Carriage Ltd.                        30,000         200,283
MCL Land Ltd.                                        21,600          22,345
                                                              -------------
                                                                    222,628
                                                              -------------
SPAIN -- 2.70%
Banco Santander Central Hispano S.A.                229,581       3,030,580
Repsol YPF S.A.                                      37,761       1,102,879
                                                              -------------
                                                                  4,133,459
                                                              -------------
SWEDEN -- 1.65%
Electrolux AB, B Shares                              37,900         985,128
Sandvik AB                                           17,700         824,344
Telefonaktiebolaget LM Ericsson, B Shares           209,000         718,195
                                                              -------------
                                                                  2,527,667
                                                              -------------
SWITZERLAND -- 9.60%
Actelion Ltd. (a)                                     7,301         603,949
Adecco S.A.                                          19,206         885,722
Credit Suisse Group (b)                              77,436       3,948,261
Holcim Ltd.                                          12,537         853,896
Nestle S.A.                                           4,710       1,408,645
Novartis AG                                          33,969       1,784,985
Roche Holding AG                                     16,477       2,473,964
Straumann Holding AG                                  3,022         700,277
Swiss Reinsurance Co.                                27,936       2,045,160
                                                              -------------
                                                                 14,704,859
                                                              -------------
UNITED KINGDOM -- 19.69%
Balfour Beatty PLC                                   56,776         347,752
Barclays PLC (b)                                    314,760       3,308,840
BP PLC (b)                                          372,407       3,966,098
Burberry Group PLC                                   14,202         105,007
Centrica PLC                                         37,479         164,270
Collins Stewart Tullett PLC                          50,534         517,316
Diageo PLC                                          139,498       2,022,054
Gallaher Group PLC                                   97,843       1,477,175
GUS PLC                                              40,046         711,040
Kesa Electricals PLC                                125,541   $     561,583
Kingfisher PLC                                      271,739       1,109,208
Prudential PLC                                      243,468       2,303,878
Rentokil Initial PLC                                127,374         358,306
Royal Bank of Scotland Group PLC                    111,307       3,360,892
Scottish & Southern Energy PLC                       39,718         692,915
Taylor Nelson Sofres PLC                            157,870         610,456
Tesco PLC                                           424,067       2,418,650
Vodafone Group PLC                                1,975,402       4,265,345
Wolseley PLC                                         57,909       1,220,498
WPP Group PLC                                        59,524         644,166
                                                              -------------
                                                                 30,165,449
                                                              -------------
Total International Equities
 (Cost $115,577,579)                                            149,101,844
                                                              -------------
INVESTMENT COMPANY -- 1.67%
iShares MSCI EAFE Index Fund
 (Cost $2,573,711)                                   43,000       2,556,780
                                                              -------------
SHORT-TERM INVESTMENT* -- 0.60%
UBS Supplementary Trust --
 U.S. Cash Management Prime Fund,
 yield of 4.36%
 (Cost $917,338)                                    917,338         917,338
                                                              -------------
INVESTMENT OF CASH COLLATERAL
 FOR SECURITIES LOANED* -- 6.17%
UBS Supplementary Trust --
 U.S. Cash Management Prime Fund,
 yield of 4.36%
 (Cost $9,457,870)                                9,457,870       9,457,870
                                                              -------------
Total Investments -- 105.78%
 (Cost $128,526,498)                                            162,033,832
Liabilities, in excess of cash and
 other assets -- (5.78%)                                         (8,851,682)
                                                              -------------
Net Assets -- 100.00%                                         $ 153,182,150
                                                              =============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $128,526,498; and net unrealized appreciation consisted of:

           Gross unrealized appreciation                      $  35,418,320
           Gross unrealized depreciation                         (1,910,986)
                                                              -------------
             Net unrealized appreciation                      $  33,507,334
                                                              =============

(a)     Non-income producing security.
(b)     Security, or portion thereof, was on loan at December 31, 2005.
REIT    Real Estate Investment Trust
*       Investment in affiliated mutual fund.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                            UNREALIZED
                                           CONTRACTS TO      IN EXCHANGE       MATURITY   APPRECIATION/
                                             DELIVER             FOR             DATE     (DEPRECIATION)
                                           ------------   ------------------   --------   --------------
Australian Dollar                             3,240,000   USD      2,374,904   05/18/06   $        8,192
British Pound                                 1,085,000   USD      1,881,195   05/18/06           13,550
British Pound                                 1,600,000   USD      2,737,192   05/18/06          (16,938)
Canadian Dollar                               1,215,000   USD      1,042,829   05/18/06           (6,054)
Euro                                         11,800,000   USD     13,944,133   05/18/06         (131,275)
Euro                                          1,905,000   USD      2,276,315   05/18/06            3,972
Japanese Yen                                168,300,000   USD      1,466,705   05/18/06           15,192
United States Dollar                            714,821   CHF        930,000   05/18/06            2,244
United States Dollar                            928,243   DKK      5,860,000   05/18/06            8,561
United States Dollar                          1,797,625   GBP      1,035,000   05/18/06          (16,047)
United States Dollar                          8,630,060   JPY  1,010,700,000   05/18/06           86,783
United States Dollar                          8,053,103   SEK     64,300,000   05/18/06          118,390
United States Dollar                          3,825,046   SGD      6,440,000   05/18/06           68,382
                                                                                          --------------
     Total net unrealized appreciation
       on forward foreign currency
       contracts                                                                          $      154,952
                                                                                          ==============

Currency Type Abbreviations
CHF     Swiss Franc
DKK     Danish Krone
GBP     British Pound
JPY     Japanese Yen
SEK     Swedish Krona
SGD     Singapore Dollar
USD     United States Dollar

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP EQUITY FUND

For the six-month period ended December 31, 2005, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 7.31% (1.38% after the deduction of the maximum sales charge) and Class Y shares returned 7.49%, versus the 6.16% return of the Fund's benchmark, the Russell 1000 Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 48; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered strong returns relative to its benchmark for the reporting period. This performance was primarily due to stock selection. In our opinion, the most effective way to add value in this market environment was to be highly selective at the security level. Through bottom-up research we sought to identify high quality, low volatility stocks with strong cash flow and the ability to pay or increase dividends and/or repurchase shares.

LARGE CAPS POST SOLID RETURNS

High oil prices, natural disasters and increasing concern over a real estate correction left many investors hesitant about stocks in early 2005. The investment environment improved, however, as the year progressed. A resilient economy, a dip in oil prices and improving consumer confidence encouraged a renewed interest in stocks during the final six months of the year. The overall market (as measured by the Russell 3000 Index) gained 6.13% during this period. Investors slightly favored large caps over small caps, with the Russell 1000 Index (representing large cap stocks) up 6.16%, versus 5.88% for the Russell 2000 Index (small cap stocks). Within large caps, growth stocks outperformed their value-stock counterparts.

STRONG STOCK SELECTION SUPPORTS PERFORMANCE

The Fund relies on a bottom-up investment process, with stock selection guiding sector weightings. Over the reporting period, this approach led us to overweight healthcare, which contributed to relative performance. Our research continued to uncover attractive opportunities in this sector, including several of the Fund's best performing stocks for the six-month period. These included UnitedHealth Group, Inc., the second largest health insurer in the US, Allergan, Inc., a pharmaceutical company, and Cephalon, Inc., a biopharmaceutical group. Relative performance was also helped by stocks the Fund avoided in the sector.

Our overweight exposure to grocery stores also supported the Fund's relative performance. In particular, the Fund benefited from its position in Albertson's, which we sold on strength before the end of the period. Albertson's operates more than 2,400 retail stores in 37 states. Its shares rose over the reporting period, due in large part to an announcement that the company might be for sale. In contrast, the Fund's holding in grocery store operator Kroger Company delivered disappointing results and detracted from results.

One of the Fund's largest overweight positions during the reporting period was in the utilities sector. Investors tend to shy away from utilities during a rising interest rate environment, as these companies offer a fixed dividend yield. Our research found, however, that many utility companies were still offering attractive relative yields. In addition, we believed that many of these out-of-favor stocks were selling at discounted prices. In particular, we focused our attentions on nuclear and coal generation stocks, as we expect profitability in these areas to improve.

One of the Fund's largest underweight positions during the reporting period was in energy, one of the top performing sectors over the six months. It is our opinion, however, that many stocks in this sector are overvalued, driven up by sharply higher crude oil prices. We believe that the underlying supply and demand fundamentals will eventually drive oil prices down to more normal levels.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                         6 MONTHS     1 YEAR     5 YEARS   10 YEARS   INCEPTION*
                                           ENDED       ENDED      ENDED      ENDED       TO
                                         12/31/05    12/31/05   12/31/05   12/31/05    12/31/05
------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY FUND CLASS A      7.31%      8.76%      6.20%       N/A         6.27%
UBS U.S. LARGE CAP EQUITY FUND CLASS B      6.89       7.84        N/A        N/A         8.10
UBS U.S. LARGE CAP EQUITY FUND CLASS C      6.95       7.90        N/A        N/A         7.43
UBS U.S. LARGE CAP EQUITY FUND CLASS Y      7.49       9.06       6.51       9.70%       11.11
UBS U.S. LARGE CAP EQUITY FUND CLASS A**    1.38       2.78       5.00        N/A         5.56
UBS U.S. LARGE CAP EQUITY FUND CLASS B**    1.89       2.84        N/A        N/A         7.72
UBS U.S. LARGE CAP EQUITY FUND CLASS C**    5.95       6.90        N/A        N/A         7.43
RUSSELL 1000 INDEX***                       6.16       6.27       1.07       9.29        10.66

* INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 02/22/94.
**   RETURNS INCLUDE SALES CHARGES.
*** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING          ENDING           EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                                JULY 1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
-----------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                  $    1,000.00   $        1,073.10    $           6.01
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00            1,019.41                5.85

CLASS B ACTUAL                                       1,000.00            1,068.90               10.22
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00            1,015.32                9.96

CLASS C ACTUAL                                       1,000.00            1,069.50                9.86
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00            1,015.68                9.60

CLASS Y ACTUAL                                       1,000.00            1,074.90                4.55
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00            1,020.82                4.43

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS: CLASS A: 1.15%, CLASS B: 1.96%, CLASS C: 1.89%, CLASS Y: 0.87%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                               PERCENTAGE OF
                                                                NET ASSETS
----------------------------------------------------------------------------
Citigroup, Inc.                                                     4.6%
Microsoft Corp.                                                     3.8
Morgan Stanley                                                      3.3
Wells Fargo & Co.                                                   3.0
Wyeth                                                               3.0
Sprint Nextel Corp.                                                 2.9
UnitedHealth Group, Inc.                                            2.6
American International Group, Inc.                                  2.6
Exelon Corp.                                                        2.6
JPMorgan Chase & Co.                                                2.4
----------------------------------------------------------------------------
Total                                                              30.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
  Aerospace & Defense                                                  2.64%
  Air Freight & Logistics                                              1.58
  Auto Components                                                      2.36
  Automobiles                                                          0.90
  Beverages                                                            0.73
  Biotechnology                                                        3.12
  Building Products                                                    1.97
  Capital Markets                                                      5.35
  Commercial Banks                                                     6.16
  Commercial Services & Supplies                                       0.79
  Computers & Peripherals                                              1.19
  Diversified Financial Services                                       7.07
  Diversified Telecommunication Services                               4.10
  Electric Utilities                                                   4.20
  Electronic Equipment & Instruments                                   0.91
  Energy Equipment & Services                                          0.62
  Food & Staples Retailing                                             3.53
  Gas Utilities                                                        0.61
  Health Care Equipment & Supplies                                     2.19
  Health Care Providers & Services                                     6.78
  Insurance                                                            3.75
  Internet & Catalog Retail                                            1.08
  Machinery                                                            2.00
  Media                                                                5.39%
  Multiline Retail                                                     1.23
  Multi-Utilities & Unregulated Power                                  1.03
  Oil & Gas                                                            2.43
  Pharmaceuticals                                                      8.77
  Road & Rail                                                          1.81
  Semiconductors & Semiconductor Equipment                             1.48
  Software                                                             6.49
  Thrifts & Mortgage Finance                                           2.14
                                                                     ------
        Total U.S. Equities                                           94.40

INTERNATIONAL EQUITIES
  Energy Equipment & Services                                          1.01
  Hotel, Restaurant & Leisure                                          1.40
  IT Services                                                          1.32
                                                                     ------
        Total International Equities                                   3.73
TOTAL EQUITIES                                                        98.13

SHORT TERM INVESTMENTS                                                 1.74
                                                                     ------
TOTAL INVESTMENTS                                                     99.87
CASH AND OTHER ASSETS, LESS LIABILITIES                                0.13
                                                                     ------
NET ASSETS                                                           100.00%
                                                                     ======

                       UBS U.S. LARGE CAP EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                             SHARES           VALUE
                                                          -------------   -------------
EQUITIES -- 98.13%
U.S. EQUITIES -- 94.40%
AEROSPACE & DEFENSE -- 2.64%
Lockheed Martin Corp.                                           102,000   $   6,490,260
Northrop Grumman Corp.                                           92,100       5,536,131
                                                                          -------------
                                                                             12,026,391
                                                                          -------------
AIR FREIGHT & LOGISTICS -- 1.58%
FedEx Corp.                                                      69,800       7,216,622
                                                                          -------------
AUTO COMPONENTS -- 2.36%
Borg-Warner, Inc.                                                49,200       2,982,996
Johnson Controls, Inc.                                          106,800       7,786,788
                                                                          -------------
                                                                             10,769,784
                                                                          -------------
AUTOMOBILES -- 0.90%
Harley-Davidson, Inc.                                            80,200       4,129,498
                                                                          -------------
BEVERAGES -- 0.73%
Anheuser-Busch Cos., Inc.                                        77,800       3,342,288
                                                                          -------------
BIOTECHNOLOGY -- 3.12%
Cephalon, Inc., (a)                                              77,500       5,017,350
Genzyme Corp. (a)                                               130,400       9,229,712
                                                                          -------------
                                                                             14,247,062
                                                                          -------------
BUILDING PRODUCTS -- 1.97%
Masco Corp.                                                     298,100       8,999,639
                                                                          -------------
CAPITAL MARKETS -- 5.35%
Mellon Financial Corp.                                          278,200       9,528,350
Morgan Stanley                                                  262,300      14,882,902
                                                                          -------------
                                                                             24,411,252
                                                                          -------------
COMMERCIAL BANKS -- 6.16%
Fifth Third Bancorp                                             221,600       8,358,752
PNC Financial Services Group, Inc.                               96,600       5,972,778
Wells Fargo & Co.                                               219,000      13,759,770
                                                                          -------------
                                                                             28,091,300
                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.79%
CCE Spinco, Inc. (a)                                             17,600         230,560
Cendant Corp.                                                   195,700       3,375,825
                                                                          -------------
                                                                              3,606,385
                                                                          -------------
COMPUTERS & PERIPHERALS -- 1.19%
Dell, Inc. (a)                                                  181,700       5,449,183
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES -- 7.07%
Citigroup, Inc.                                                 436,561      21,186,305
JPMorgan Chase & Co.                                            279,000      11,073,510
                                                                          -------------
                                                                             32,259,815
                                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.10%
AT&T, Inc.                                                      220,800       5,407,392
Sprint Nextel Corp.                                             569,720      13,308,659
                                                                          -------------
                                                                             18,716,051
                                                                          -------------
ELECTRIC UTILITIES -- 4.20%
American Electric Power Co., Inc.                               111,000       4,116,990
Exelon Corp.                                                    225,100   $  11,961,814
Northeast Utilities                                              57,700       1,136,113
Pepco Holdings, Inc.                                             86,800       1,941,716
                                                                          -------------
                                                                             19,156,633
                                                                          -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.91%
Mettler Toledo International, Inc. (a)                           74,900       4,134,480
                                                                          -------------
ENERGY EQUIPMENT & SERVICES -- 0.62%
Baker Hughes, Inc.                                               46,700       2,838,426
                                                                          -------------
FOOD & STAPLES RETAILING -- 3.53%
Costco Wholesale Corp.                                          205,000      10,141,350
Kroger Co. (a)                                                  315,100       5,949,088
                                                                          -------------
                                                                             16,090,438
                                                                          -------------
GAS UTILITIES -- 0.61%
NiSource, Inc.                                                  132,400       2,761,864
                                                                          -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.19%
Medtronic, Inc.                                                  57,000       3,281,490
Waters Corp. (a)                                                 99,000       3,742,200
Zimmer Holdings, Inc. (a)                                        44,200       2,980,848
                                                                          -------------
                                                                             10,004,538
                                                                          -------------
HEALTH CARE PROVIDERS & SERVICES -- 6.78%
Caremark Rx, Inc. (a)                                            85,200       4,412,508
Healthsouth Corp. (a)                                           282,600       1,384,740
Medco Health Solutions, Inc. (a)                                106,900       5,965,020
UnitedHealth Group, Inc.                                        194,600      12,092,444
WellPoint, Inc. (a)                                              88,900       7,093,331
                                                                          -------------
                                                                             30,948,043
                                                                          -------------
INSURANCE -- 3.75%
American International Group, Inc.                              175,600      11,981,188
Hartford Financial Services Group, Inc.                          60,000       5,153,400
                                                                          -------------
                                                                             17,134,588
                                                                          -------------
INTERNET & CATALOG RETAIL -- 1.08%
Expedia, Inc. (a)                                               205,750       4,929,770
                                                                          -------------
MACHINERY -- 2.00%
Illinois Tool Works, Inc.                                       103,900       9,142,161
                                                                          -------------
MEDIA -- 5.39%
Clear Channel Communications, Inc.                              141,800       4,459,610
Dex Media, Inc.                                                 101,500       2,749,635
DIRECTV Group, Inc. (a)                                         195,500       2,760,460
Omnicom Group, Inc.                                             117,000       9,960,210
Univision Communications, Inc. (a)                              158,300       4,652,437
                                                                          -------------
                                                                             24,582,352
                                                                          -------------
MULTILINE RETAIL -- 1.23%
Kohl's Corp. (a)                                                115,700       5,623,020
                                                                          -------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.03%
Sempra Energy                                                   105,300       4,721,652
                                                                          -------------
OIL & GAS -- 2.43%
ExxonMobil Corp.                                                 73,100       4,106,027
Marathon Oil Corp.                                              114,300       6,968,871
                                                                          -------------
                                                                             11,074,898
                                                                          -------------

                                                             SHARES           VALUE
                                                          -------------   -------------
PHARMACEUTICALS -- 8.77%
Allergan, Inc.                                                   95,300   $  10,288,588
Bristol-Myers Squibb Co.                                        139,600       3,208,008
Johnson & Johnson                                               172,344      10,357,875
Mylan Laboratories, Inc.                                        123,250       2,460,070
Wyeth                                                           297,800      13,719,646
                                                                          -------------
                                                                             40,034,187
                                                                          -------------
ROAD & RAIL -- 1.81%
Burlington Northern Santa Fe Corp.                              116,700       8,264,694
                                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.48%
Applied Materials, Inc.                                         227,800       4,086,732
Xilinx, Inc.                                                    105,000       2,647,050
                                                                          -------------
                                                                              6,733,782
                                                                          -------------
SOFTWARE -- 6.49%
Mercury Interactive Corp. (a)                                   103,700       2,881,823
Microsoft Corp.                                                 663,700      17,355,755
Oracle Corp. (a)                                                462,600       5,648,346
Symantec Corp. (a)                                              214,202       3,748,535
                                                                          -------------
                                                                             29,634,459
                                                                          -------------
THRIFTS & MORTGAGE FINANCE -- 2.14%
Freddie Mac                                                     149,700       9,782,895
                                                                          -------------
Total U.S. Equities                                                         430,858,150
                                                                          -------------
INTERNATIONAL EQUITIES -- 3.73%
BERMUDA -- 1.32%
IT SERVICES -- 1.32%
Accenture Ltd., Class A                                         208,300   $   6,013,621
                                                                          -------------
CAYMAN ISLANDS -- 1.01%
ENERGY EQUIPMENT & SERVICES -- 1.01%
GlobalSantaFe Corp.                                              95,600       4,603,140
                                                                          -------------
PANAMA -- 1.40%
HOTELS, RESTAURANTS & LEISURE -- 1.40%
Carnival Corp.                                                  120,000       6,416,401
                                                                          -------------
Total International Equities                                                 17,033,162
                                                                          -------------
Total Equities (Cost $382,228,609)                                          447,891,312
                                                                          -------------
SHORT-TERM INVESTMENTS -- 1.74%
OTHER -- 1.55%
UBS Supplementary Trust* --
  U.S. Cash Management Prime Fund,
  yield of 4.36%                                              7,066,227       7,066,227
                                                                          -------------

                                                              FACE
                                                             AMOUNT
                                                          -------------
U.S. GOVERNMENT OBLIGATION -- 0.19%
U.S. Treasury Bills, yield of 3.35%,
  due 01/05/06 (b)                                        $     850,000         849,579
                                                                          -------------
Total Short-Term Investments
  (Cost $7,915,911)                                                           7,915,806
                                                                          -------------
Total Investments -- 99.87%
  (Cost $390,144,520)                                                       455,807,118

Cash and other assets,
  less liabilities -- 0.13%                                                     607,745
                                                                          -------------
Net Assets -- 100.00%                                                     $ 456,414,863
                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $390,144,520; and net unrealized appreciation consisted of:

        Gross unrealized appreciation                     $  69,933,376
        Gross unrealized depreciation                        (4,270,778)
                                                          -------------
          Net unrealized appreciation                     $  65,662,598
                                                          =============

(a)  Non-income producing security.
(b) This security was pledged to cover margin requirements for futures contracts.
*    Investment in affiliated mutual fund.

FUTURES CONTRACTS

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of December 31, 2005:

                              EXPIRATION                     CURRENT        UNREALIZED
                                 DATE           COST          VALUE        APPRECIATION
                              ----------    -----------    -----------     ------------
INDEX FUTURE BUY CONTRACTS:
S&P 500 Index, 8 contracts    March 2006    $ 2,506,040    $ 2,509,600     $      3,560
                                                                           ============

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2005 was $849,579.

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP GROWTH FUND

For the six-month period ended December 31, 2005, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 14.52% (8.19% after the deduction of the maximum sales charge) and Class Y shares returned 14.77%, versus the 7.11% return of the Fund's benchmark, the Russell 1000 Growth Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 54; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered solid absolute and relative performance during the six-month reporting period. These positive results were due to both stock selection and sector weightings.

FOCUS ON STOCK SELECTION IN A CHANGING MARKET ENVIRONMENT

Surging oil prices, a potential slowdown in consumer spending, rising real estate prices and inflation fears weighed on the stock market in early 2005. These concerns eased as the year progressed, however. Oil prices pulled back from the $70 a barrel high, real estate largely held its ground and corporate profits remained strong. By November, investors had returned to stocks in force, driving the overall market (as measured by the Russell 3000 Index) up 6.13% over the six months covered by this report. Large caps continued to outperform small caps during the period. Within large caps, growth outperformed value. Specifically, large-cap growth stocks (as measured by the Russell 1000 Growth Index) returned 7.11% while large cap value stocks (Russell 1000 Value Index) returned 5.22%.

Despite these changing market conditions, we maintained our focus on long-term, fundamental research. In accordance with our long-standing philosophy, we sought to invest in successful growth companies, as evidenced by increasing profitability, pricing power and high or improving return on invested capital.

THEMATIC INVESTING DELIVERED STRONG PERFORMANCE

Our investment process led us to significantly overweight energy stocks. This position benefited the Fund's relative performance as energy continued to deliver strong results. The Fund's energy exposure was largely focused on North American natural gas and oil services companies. In natural gas, we favored companies with positive organic growth prospects such as EOG Resources and XTO Energy. In oil services, we were attracted to companies that we thought would participate in the increased demand for equipment and services. Higher oil prices have generated large profits that the major exploration and production companies reinvested into increasing their production capacity. This increase in investment created an extended cycle in which oil service companies have had significant pricing power. Two Fund holdings that performed particularly well in the energy sector were Weatherford International and GlobalSantaFe.

Google contributed strongly to performance over the period. We believe that the migration from traditional media to on-line advertising is still in the early phases of development. Google continues to take a significant share in paid searches in both the domestic and international markets. Since advertisers' return on their paid search ad spending remains in the high double digits, we expect significant growth for many years to come.

In the technology space, we overweighted companies that we believed disproportionately benefited from consumer adoption of advanced technologies. Apple, Broadcom and Qualcomm had a significant impact on performance. We believe that consumer uptake of next-generation wireless technologies, voice over IP, digital media, HDTV, and new digital media is still in the early stages of adoption. We anticipate continued strong growth in this sub-sector.

Relative performance was hindered by the Fund's stock selection and overweight exposure to telecommunications. In particular, the Fund saw disappointing results from select holdings in wireless communications. Absolute and relative performance was also hindered by isolated names in healthcare equipment and supplies.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

UBS U.S. LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                               6 MONTHS       1 YEAR       5 YEARS     INCEPTION*
                                                 ENDED         ENDED         ENDED         TO
                                               12/31/05      12/31/05      12/31/05     12/31/05
-------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS A           14.52%        14.10%        -2.03%       -0.02%
UBS U.S. LARGE CAP GROWTH FUND CLASS B           14.13         13.27           N/A         3.82
UBS U.S. LARGE CAP GROWTH FUND CLASS C           14.00         13.29           N/A         2.83
UBS U.S. LARGE CAP GROWTH FUND CLASS Y           14.77         14.36         -1.74         2.93
UBS U.S. LARGE CAP GROWTH FUND CLASS A**          8.19          7.82         -3.13        -0.83
UBS U.S. LARGE CAP GROWTH FUND CLASS B**          9.13          8.28           N/A         3.39
UBS U.S. LARGE CAP GROWTH FUND CLASS C**         13.00         12.29           N/A         2.83
RUSSELL 1000 GROWTH INDEX                         7.11          5.27         -3.58         2.05

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 10/14/97.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING            ENDING          EXPENSES PAID
                                                ACCOUNT VALUE      ACCOUNT VALUE       DURING PERIOD*
                                                 JULY 1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                  $    1,000.00    $        1,145.20   $            5.68
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,019.91                5.35

CLASS B ACTUAL                                       1,000.00             1,141.30                9.72
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,016.13                9.15

CLASS C ACTUAL                                       1,000.00             1,140.00                9.71
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,016.13                9.15

CLASS Y ACTUAL                                       1,000.00             1,147.70                4.33
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)           1,000.00             1,021.17                4.08

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.05%, CLASS B: 1.80%, CLASS C: 1.80%, CLASS Y: 0.80%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                      PERCENTAGE OF
                                                        NET ASSETS
-------------------------------------------------------------------
Google, Inc.                                               5.4%
eBay, Inc.                                                 3.7
Medimmune, Inc.                                            3.3
WellPoint, Inc.                                            3.2
UnitedHealth Group, Inc.                                   3.1
Apple Computer, Inc.                                       3.1
Microsoft Corp.                                            3.0
Allergan, Inc.                                             3.0
General Electric Co.                                       3.0
Zimmer Holdings, Inc.                                      2.9
-------------------------------------------------------------------
Total                                                     33.7%

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
  Aerospace & Defense                                     2.71%
  Biotechnology                                           5.45
  Capital Markets                                         2.47
  Chemicals                                               1.52
  Communications Equipment                                2.46
  Computers & Peripherals                                 6.81
  Consumer Finance                                        1.62
  Diversified Financial Services                          2.87
  Health Care Equipment & Supplies                        8.57
  Health Care Providers & Services                        8.26
  Household Durables                                      2.33
  Industrial Conglomerates                                2.98
  Insurance                                               1.77
  Internet & Catalog Retail                               3.71
  Internet Software & Services                            7.06
  Machinery                                               3.18
  Media                                                   1.83
  Oil & Gas                                               3.99
  Pharmaceuticals                                         2.99%
  Semiconductors & Semiconductor Equipment                4.63
  Software                                                5.61
  Specialty Retail                                        5.90
  Textiles, Apparel & Luxury Goods                        1.88
                                                        ------
    Total U.S. Equities                                  90.60

INTERNATIONAL EQUITIES
  Energy Equipment & Services                             4.17
  Machinery                                               1.85
                                                        ------
    Total International Equities                          6.02
                                                        ------
TOTAL EQUITIES                                           96.62

INVESTMENT COMPANY                                        1.28
SHORT-TERM INVESTMENT                                     3.39
                                                        ------
TOTAL INVESTMENTS                                       101.29
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS          (1.29)
                                                        ------
NET ASSETS                                              100.00%
                                                        ======

                       UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                             SHARES           VALUE
                                                          -------------   -------------
EQUITIES -- 96.62%
U.S. EQUITIES -- 90.60%
AEROSPACE & DEFENSE -- 2.71%
United Technologies Corp.                                         5,600   $     313,096
                                                                          -------------
BIOTECHNOLOGY -- 5.45%
Genzyme Corp. (a)                                                 3,500         247,730
Medimmune, Inc. (a)                                              10,900         381,718
                                                                          -------------
                                                                                629,448
                                                                          -------------
CAPITAL MARKETS -- 2.47%
Merrill Lynch & Co., Inc.                                         4,200         284,466
                                                                          -------------
CHEMICALS -- 1.52%
Praxair, Inc.                                                     3,300         174,768
                                                                          -------------
COMMUNICATIONS EQUIPMENT -- 2.46%
QUALCOMM, Inc.                                                    6,600         284,328
                                                                          -------------
COMPUTERS & PERIPHERALS -- 6.81%
Apple Computer, Inc. (a)                                          5,000         359,450
Dell, Inc. (a)                                                    6,000         179,940
EMC Corp. (a)                                                    18,100         246,522
                                                                          -------------
                                                                                785,912
                                                                          -------------
CONSUMER FINANCE -- 1.62%
SLM Corp.                                                         3,400         187,306
                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES -- 2.87%
Moody's Corp.                                                     5,400         331,668
                                                                          -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.57%
Medtronic, Inc.                                                   3,900         224,523
St. Jude Medical, Inc. (a)                                        3,500         175,700
Varian Medical Systems, Inc. (a)                                  5,000         251,700
Zimmer Holdings, Inc. (a)                                         5,000         337,200
                                                                          -------------
                                                                                989,123
                                                                          -------------
HEALTH CARE PROVIDERS & SERVICES -- 8.26%
Express Scripts, Inc. (a)                                         2,600         217,880
UnitedHealth Group, Inc.                                          5,800         360,412
WellPoint, Inc. (a)                                               4,700         375,013
                                                                          -------------
                                                                                953,305
                                                                          -------------
HOUSEHOLD DURABLES -- 2.33%
Lennar Corp., Class A                                             4,400         268,488
                                                                          -------------
INDUSTRIAL CONGLOMERATES -- 2.98%
General Electric Co.                                              9,800         343,490
                                                                          -------------
INSURANCE -- 1.77%
American International Group, Inc.                                3,000         204,690
                                                                          -------------
INTERNET & CATALOG RETAIL -- 3.71%
eBay, Inc. (a)                                                    9,900         428,175
                                                                          -------------
INTERNET SOFTWARE & SERVICES -- 7.06%
Google, Inc. (a)                                                  1,500         622,290
Yahoo!, Inc. (a)                                                  4,900         191,982
                                                                          -------------
                                                                                814,272
                                                                          -------------
MACHINERY -- 3.18%
Illinois Tool Works, Inc.                                         2,300         202,377
ITT Industries, Inc.                                              1,600         164,512
                                                                          -------------
                                                                                366,889
                                                                          -------------

MEDIA -- 1.83%
McGraw-Hill Cos., Inc.                                            4,100   $     211,683
                                                                          -------------
OIL & GAS -- 3.99%
EOG Resources, Inc.                                               3,100         227,447
XTO Energy, Inc.                                                  5,299         232,839
                                                                          -------------
                                                                                460,286
                                                                          -------------
PHARMACEUTICALS -- 2.99%
Allergan, Inc.                                                    3,200         345,472
                                                                          -------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 4.63%
Analog Devices, Inc.                                              5,500         197,285
Broadcom Corp. (a)                                                4,500         212,175
Intel Corp.                                                       5,000         124,800
                                                                          -------------
                                                                                534,260
                                                                          -------------
SOFTWARE -- 5.61%
Adobe Systems, Inc.                                               8,100         299,376
Microsoft Corp.                                                  13,300         347,795
                                                                          -------------
                                                                                647,171
                                                                          -------------
SPECIALTY RETAIL -- 5.90%
Abercrombie & Fitch Co.                                           4,100         267,238
Best Buy Co., Inc.                                                4,450         193,486
Lowe's Cos., Inc.                                                 3,300         219,978
                                                                          -------------
                                                                                680,702
                                                                          -------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.88%
Nike, Inc.                                                        2,500         216,975
                                                                          -------------
Total U.S. Equities                                                          10,455,973
                                                                          -------------
INTERNATIONAL EQUITIES -- 6.02%
BERMUDA -- 4.52%
ENERGY EQUIPMENT & SERVICES -- 2.67%
Weatherford International Ltd. (a)                                8,500         307,700
                                                                          -------------
MACHINERY -- 1.85%
Ingersoll-Rand Co., Ltd., Class A                                 5,300         213,961
                                                                          -------------
                                                                                521,661
                                                                          -------------
CAYMAN ISLANDS -- 1.50%
ENERGY EQUIPMENT & SERVICES -- 1.50%
GlobalSantaFe Corp.                                               3,600         173,340
                                                                          -------------
Total International Equities                                                    695,001
                                                                          -------------
Total Equities (Cost $9,687,611)                                             11,150,974
                                                                          -------------
INVESTMENT COMPANY -- 1.28%
iShares Russell 1000 Growth Index Fund
 (Cost $149,698)                                                  2,900         147,929
                                                                          -------------
SHORT-TERM INVESTMENT* -- 3.39%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $391,690)                                               391,690         391,690
                                                                          -------------
Total Investments -- 101.29%
  (Cost $10,228,999)                                                         11,690,593
Liabilities, in excess of cash and
  other assets -- (1.29%)                                                      (149,009)
                                                                          -------------
Net Assets -- 100.00%                                                     $  11,541,584
                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $10,228,999; and net unrealized appreciation consisted of:

       Gross unrealized appreciation                      $   1,536,625
       Gross unrealized depreciation                            (75,031)
                                                          -------------
            Net unrealized appreciation                   $   1,461,594
                                                          =============

(a)  Non-income producing security.
*    Investment in affiliated mutual fund.

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP VALUE EQUITY FUND

For the six-month period ended December 31, 2005, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 7.66% (1.74% after the deduction of the maximum sales charge) and Class Y shares returned 7.70%, versus the 5.22% return of the Fund's benchmark, the Russell 1000 Value Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 61; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund outperformed its benchmark for the six-month period, due primarily to strong stock selection. While stock selection guides portfolio construction, the Fund's sector weightings were a slight drag on relative performance.

IN-DEPTH RESEARCH MAINTAINS FOCUS ON QUALITY

The stock market as a whole (as measured by the Russell 3000 Index) was relatively flat during the first half of 2005, with investors distracted by external factors. However, stock prices rose in the second half of the year and the overall market, as measured by the Russell 3000 Index, returned 6.13% during the six months covered by this report. Large-cap stocks outperformed small caps over this period. Within large caps, increasingly risk tolerant investors favored growth stocks over value stocks. Specifically, large cap growth stocks (as measured by the Russell 1000 Growth Index) returned 7.11% while large cap value stocks (Russell 1000 Value Index) returned 5.22%.

In our analysis, this market environment presented few "big picture" opportunities. To add value, we maintained our focus on bottom-up stock selection, seeking to invest in high quality companies with strong cash flow and the ability to pay or increase dividends and/or repurchase shares.

STOCK SELECTION DRIVES PORTFOLIO CONSTRUCTION

Our investment-driven investment process requires that stock selection guide sector allocations. Over the reporting period, this process led us to overweight healthcare and Internet-related companies, while underweighting energy.

Several of the Fund's top performing stocks for the reporting period were in the healthcare industry. Our research and analysis within the sector showed that large cap pharmaceuticals were at some risk, losing pricing power as demand for generic drugs increases. Instead, we found attractive opportunities in medical services. A good example is UnitedHealth Group, the Fund's top performing stock for the period. UnitedHealth Group is the second largest health insurer in the US. Its shares rose during the period on news that it would acquire PacifiCare Health Systems, a major Medicare provider. We believe this acquisition will give UnitedHealth Group a national network and a closer connection to government-related business.

Relative performance was also helped by the Fund's holdings in the Internet industry. Elsewhere, the Fund was overweight information technology. This position was the result of our overweight exposure to software. Within software, we favored information services and Internet companies, such as Accenture and Expedia.

Overall, the Fund held less-than-Index exposure to energy, a position that hindered relative performance. In our opinion, many energy stocks were trading above their intrinsic value, driven up by high crude oil prices. However, our research identified several names in the oil services sub-sector that met our requirements. For example, the Fund saw strong results from its investments in Baker Hughes and GlobalSantaFe. The Fund also benefited from its position in oil refinery Marathon Oil. Marathon's stock rose on the news that, despite the gulf storms, it would complete a planned expansion on schedule.

Several of the Fund's worst performing stocks were in the financial services industry. Within the financial sector, our research showed that companies with diversified exposure to markets and positive merger and acquisition opportunities offer the greatest potential. In contrast, we avoided regional US banks, which we believe were overpriced.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                        6 MONTHS       1 YEAR       INCEPTION*
                                                          ENDED         ENDED           TO
                                                        12/31/05      12/31/05       12/31/05
----------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A              7.66%         9.76%          8.19%
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B              7.07          8.87           8.07
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C              7.17          8.86           8.02
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y              7.70         10.00           7.48
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A**            1.74          3.71           6.69
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B**            2.22          3.94           7.69
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C**            6.20          7.88           8.02
RUSSELL 1000 VALUE INDEX                                  5.22          7.07           6.18

* INCEPTION DATES OF UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A SHARES IS 12/07/01. INCEPTION DATE OF CLASS B AND CLASS C SHARES ARE 11/08/01 AND 12/12/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 06/29/01.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING          ENDING           EXPENSES PAID
                                              ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                               JULY 1, 2005   DECEMBER 31, 2005   7/1/05 - 12/31/05
---------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00   $        1,076.60   $            5.76
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,019.66                5.60

CLASS B ACTUAL                                     1,000.00            1,070.70                9.66
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,015.88                9.40

CLASS C ACTUAL                                     1,000.00            1,071.70                9.66
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,015.88                9.40

CLASS Y ACTUAL                                     1,000.00            1,077.00                4.45
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,020.92                4.33

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.10%, CLASS B: 1.85%, CLASS C: 1.85%, CLASS Y: 0.85%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                         PERCENTAGE OF
                                           NET ASSETS
------------------------------------------------------
Citigroup, Inc.                               5.6%
Wells Fargo & Co.                             4.4
Morgan Stanley                                4.3
JPMorgan Chase & Co.                          4.3
ExxonMobil Corp.                              3.7
American International Group, Inc.            3.5
Marathon Oil Corp.                            3.4
Sprint Nextel Corp.                           3.0
Freddie Mac                                   2.8
Exelon Corp.                                  2.5
------------------------------------------------------
Total                                        37.5%

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Aerospace & Defense                        3.21%
   Air Freight & Logistics                    1.81
   Auto Components                            2.85
   Automobiles                                0.82
   Beverages                                  1.23
   Biotechnology                              1.34
   Building Products                          1.66
   Capital Markets                            8.07
   Commercial Banks                          10.53
   Commercial Services & Supplies             1.02
   Diversified Financial Services             9.90
   Diversified Telecommunication Services     4.92
   Electric Utilities                         6.72
   Energy Equipment & Services                0.71
   Food & Staples Retailing                   3.62
   Gas Utilities                              0.57
   Health Care Providers & Services           4.12
   Insurance                                  5.38
   Internet & Catalog Retail                  1.42
   Machinery                                  2.22%
   Media                                      5.23
   Multi-Utilities & Unregulated Power        1.02
   Oil & Gas                                  7.03
   Pharmaceuticals                            4.37
   Road & Rail                                2.16
   Software                                   2.23
   Thrifts & Mortgage Finance                 2.76
                                            ------
        Total U.S. Equities                  96.92
INTERNATIONAL EQUITIES
   Energy Equipment & Services                1.27
   IT Services                                1.17
                                            ------
        Total International Equities          2.44

TOTAL EQUITIES                               99.36

SHORT-TERM INVESTMENT                         0.97
                                            ------
TOTAL INVESTMENTS                           100.33
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                              (0.33)
                                            ------
NET ASSETS                                  100.00%
                                            ======

                 UBS U.S. LARGE CAP VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                     SHARES         VALUE
                                                  ------------   ------------
EQUITIES -- 99.36%
U.S. EQUITIES -- 96.92%
AEROSPACE & DEFENSE -- 3.21%
Lockheed Martin Corp.                                   39,900   $  2,538,837
Northrop Grumman Corp.                                  28,600      1,719,146
                                                                 ------------
                                                                    4,257,983
                                                                 ------------
AIR FREIGHT & LOGISTICS -- 1.81%
FedEx Corp.                                             23,200      2,398,648
                                                                 ------------
AUTO COMPONENTS -- 2.85%
Borg-Warner, Inc.                                       21,000      1,273,230
Johnson Controls, Inc.                                  34,400      2,508,104
                                                                 ------------
                                                                    3,781,334
                                                                 ------------
AUTOMOBILES -- 0.82%
Harley-Davidson, Inc.                                   21,200      1,091,588
                                                                 ------------
BEVERAGES -- 1.23%
Anheuser-Busch Cos., Inc., Series B                     38,000      1,632,480
                                                                 ------------
BIOTECHNOLOGY -- 1.34%
Cephalon, Inc. (a)                                      27,400      1,773,876
                                                                 ------------
BUILDING PRODUCTS -- 1.66%
Masco Corp.                                             73,050      2,205,380
                                                                 ------------
CAPITAL MARKETS -- 8.07%
Mellon Financial Corp.                                  93,700      3,209,225
Morgan Stanley                                         101,400      5,753,436
Northern Trust Corp.                                    33,700      1,746,334
                                                                 ------------
                                                                   10,708,995
                                                                 ------------
COMMERCIAL BANKS -- 10.53%
Bank of America Corp.                                   51,822      2,391,585
Fifth Third Bancorp                                     84,400      3,183,568
PNC Financial Services Group, Inc.                      42,300      2,615,409
Wells Fargo & Co.                                       92,250      5,796,068
                                                                 ------------
                                                                   13,986,630
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.02%
CCE Spinco, Inc. (a)                                     5,350         70,085
Cendant Corp.                                           74,700      1,288,575
                                                                 ------------
                                                                    1,358,660
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.90%
Citigroup, Inc.                                        153,176      7,433,631
JPMorgan Chase & Co.                                   143,970      5,714,170
                                                                 ------------
                                                                   13,147,801
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.92%
AT&T, Inc.                                             102,350      2,506,551
Sprint Nextel Corp.                                    172,557      4,030,932
                                                                 ------------
                                                                    6,537,483
                                                                 ------------
ELECTRIC UTILITIES -- 6.72%
American Electric Power Co., Inc.                       70,000      2,596,300
Exelon Corp.                                            63,600      3,379,704
FirstEnergy Corp.                                       34,500      1,690,155
Pepco Holdings, Inc.                                    56,100      1,254,957
                                                                 ------------
                                                                    8,921,116
                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 0.71%
Baker Hughes, Inc.                                      15,600        948,168
                                                                 ------------
FOOD & STAPLES RETAILING -- 3.62%
Costco Wholesale Corp.                                  61,000   $  3,017,670
Kroger Co. (a)                                          94,500      1,784,160
                                                                 ------------
                                                                    4,801,830
                                                                 ------------
GAS UTILITIES -- 0.57%
NiSource, Inc.                                          36,300        757,218
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.12%
Caremark Rx, Inc. (a)                                   13,300        688,807
Medco Health Solutions, Inc. (a)                        35,900      2,003,220
UnitedHealth Group, Inc.                                44,600      2,771,444
                                                                 ------------
                                                                    5,463,471
                                                                 ------------
INSURANCE -- 5.38%
American International Group, Inc.                      68,000      4,639,640
Hartford Financial Services Group, Inc.                 29,150      2,503,693
                                                                 ------------
                                                                    7,143,333
                                                                 ------------
INTERNET & CATALOG RETAIL -- 1.42%
Expedia, Inc. (a)                                       78,700      1,885,652
                                                                 ------------
MACHINERY -- 2.22%
Illinois Tool Works, Inc.                               33,450      2,943,265
                                                                 ------------
MEDIA -- 5.23%
Clear Channel Communications, Inc.                      42,800      1,346,060
DIRECTV Group, Inc. (a)                                 83,200      1,174,784
Omnicom Group, Inc.                                     33,600      2,860,368
Univision Communications, Inc. (a)                      53,200      1,563,548
                                                                 ------------
                                                                    6,944,760
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.02%
Sempra Energy                                           30,200      1,354,168
                                                                 ------------
OIL & GAS -- 7.03%
ExxonMobil Corp.                                        86,550      4,861,513
Marathon Oil Corp.                                      73,300      4,469,101
                                                                 ------------
                                                                    9,330,614
                                                                 ------------
PHARMACEUTICALS -- 4.37%
Bristol-Myers Squibb Co.                                52,900      1,215,642
Johnson & Johnson                                       21,400      1,286,140
Wyeth                                                   71,600      3,298,612
                                                                 ------------
                                                                    5,800,394
                                                                 ------------
ROAD & RAIL -- 2.16%
Burlington Northern Santa Fe Corp.                      40,500      2,868,210
                                                                 ------------
SOFTWARE -- 2.23%
Microsoft Corp.                                        113,400      2,965,410
                                                                 ------------
THRIFTS & MORTGAGE FINANCE -- 2.76%
Freddie Mac                                             56,050      3,662,867
                                                                 ------------
Total U.S. Equities                                               128,671,334
                                                                 ------------
INTERNATIONAL EQUITIES -- 2.44%
BERMUDA -- 1.27%
ENERGY EQUIPMENT & SERVICES -- 1.27%
Accenture Ltd., Class A                                 58,400      1,686,008
                                                                 ------------
CAYMAN ISLANDS -- 1.17%
IT SERVICES -- 1.17%
GlobalSantaFe Corp.                                     32,300      1,555,245
                                                                 ------------
Total International Equities                                        3,241,253
                                                                 ------------
Total Equities (Cost $109,960,390)                                131,912,587
                                                                 ------------

                                                     SHARES         VALUE
                                                  ------------  -------------
SHORT-TERM INVESTMENT* -- 0.97%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $1,290,960)                                  1,290,960  $   1,290,960
                                                                -------------
Total Investments -- 100.33%
  (Cost $111,251,350)                                             133,203,547
Liabilities, in excess of cash and
  other assets -- (0.33%)                                            (433,260)
                                                                -------------
Net Assets -- 100.00%                                           $ 132,770,287
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $111,251,350; and net unrealized appreciation consisted of:

        Gross unrealized appreciation                            $ 22,988,632
        Gross unrealized depreciation                              (1,036,435)
                                                                 ------------
                Net unrealized appreciation                      $ 21,952,197
                                                                 ============

(a)  Non-income producing security.
*    Investment in affiliated mutual fund.

                 See accompanying notes to financial statements.

UBS U.S. SMALL CAP GROWTH FUND

For the six-month period ended December 31, 2005, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 5.84% (0.05% after the deduction of the maximum sales charge) and Class Y shares returned 5.94%, versus the 8.02% return of the Fund's benchmark, the Russell 2000 Growth Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 68; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While the Fund generated positive results during the reporting period, it trailed its benchmark on a relative basis. Stock selection and sector allocation contributed negatively to relative performance.

PORTFOLIO MAINTAINS EMPHASIS ON QUALITY

After disappointing returns early in 2005, the small cap market rallied as the year progressed. Investors appeared more risk tolerant as oil prices fell back from their $70 a barrel high, inflation remained under control and the much discussed drop in real estate never materialized. Small caps, as measured by the Russell 2000 Index, reaped some of the benefits, gaining 5.88% in the last six months of the year. Within small caps, growth significantly outperformed value, as the Russell 2000 Growth Index rose 8.02% and the Russell 2000 Value Index gained 3.78% over the six-month reporting period.

Our strategy is to maintain our focus on high quality companies with the ability to grow sales and earnings. While this approach may cause us to miss some short-term gains, we believe it will position the Fund to benefit in the longer term.

SECTOR WEIGHTINGS AND STOCK SELECTION IMPACT RELATIVE PERFORMANCE

Based on our research, no single sector offered superior opportunities. As a result, the Fund remained well diversified with no sector overweight or underweight of more than 3%. Nonetheless, these variances impacted the Fund's relative performance during the six-month reporting period. Our overweight in the consumer discretionary sector and underweight in the materials sector had the greatest negative impact on relative performance. Investors were slow to return to the consumer discretionary sector in the face of difficult holiday sales expectations. The drag on performance due to the underweight in the materials sector was largely mitigated by strong stock selection. The Fund saw particularly solid gains from its investment in Steel Dynamics. Steel companies in general were up over the reporting period, due to strong prices and speculation about industry consolidation. Steel Dynamics did especially well given its improved earnings forecast and the announcement that it was expanding its steel bar operations to accommodate growing customer demand.

The Fund's relative performance was helped by positive stock selection in healthcare and industrials, offset by negative stock selection in the consumer discretionary and financials sectors. Within healthcare, the Fund benefited from holdings such as Pediatrix Medical Group, Psychiatric Solutions and VCA Antech. Industrials benefited from our exposure to transportation companies such as Landstar Systems, Hub Group and UTI Worldwide. Performance was negatively impacted in the consumer discretionary space due to what we believe are temporary manufacturing issues that caused Nautilus to miss earnings expectations. Within financials, Mills Corp. was the Fund's primary detractor from performance, as the company reported lower-than-expected earnings and reduced its full-year earnings estimates due to project write-off costs and lower fees.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                  6 MONTHS       1 YEAR       5 YEARS       INCEPTION*
                                                    ENDED        ENDED         ENDED            TO
                                                  12/31/05      12/31/05      12/31/05       12/31/05
------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS A              5.84%         6.39%         4.35%         11.44%
UBS U.S. SMALL CAP GROWTH FUND CLASS B              5.40          5.56           N/A           9.54
UBS U.S. SMALL CAP GROWTH FUND CLASS C              5.33          5.57           N/A           9.09
UBS U.S. SMALL CAP GROWTH FUND CLASS Y              5.94          6.63          4.63           8.20
UBS U.S. SMALL CAP GROWTH FUND CLASS A**            0.05          0.54          3.18          10.55
UBS U.S. SMALL CAP GROWTH FUND CLASS B**            0.40          0.56           N/A           9.18
UBS U.S. SMALL CAP GROWTH FUND CLASS C**            4.33          4.57           N/A           9.09
RUSSELL 2000 GROWTH INDEX                           8.02          4.15          2.28           1.76

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 09/30/97.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

THE FUND INVESTS IN IPOS WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING          ENDING           EXPENSES PAID
                                              ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                               JULY 1, 2005   DECEMBER 31, 2005   7/1/05 - 12/31/05
---------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00   $        1,058.40   $            6.64
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,018.75                6.51

CLASS B ACTUAL                                     1,000.00            1,054.00               10.51
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,014.97               10.31

CLASS C ACTUAL                                     1,000.00            1,053.30               10.51
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,014.97               10.31

CLASS Y ACTUAL                                     1,000.00            1,059.40                5.35
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,020.01                5.24

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.28%, CLASS B: 2.03%, CLASS C: 2.03%, CLASS Y: 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                               PERCENTAGE OF
                                                NET ASSETS
------------------------------------------------------------
Pediatrix Medical Group, Inc.                       2.9%
Inamed Corp.                                        2.6
VCA Antech, Inc.                                    2.5
Microsemi Corp.                                     2.3
Tetra Technologies, Inc.                            2.3
Landstar System, Inc.                               1.9
Psychiatric Solutions, Inc.                         1.9
UCBH Holdings, Inc.                                 1.9
KCS Energy, Inc.                                    1.8
Cognizant Technology Solutions Corp., Class A       1.8
------------------------------------------------------------
Total                                              21.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                              1.86%
   Air Freight & Logistics                          1.58
   Auto Components                                  0.59
   Biotechnology                                    4.07
   Capital Markets                                  1.54
   Commercial Banks                                 1.90
   Commercial Services & Supplies                   3.27
   Communications Equipment                         1.12
   Construction & Engineering                       0.72
   Distributors                                     1.37
   Diversified Financial Services                   0.15
   Diversified Telecommunication Services           0.71
   Electrical Equipment                             1.12
   Electronic Equipment & Instruments               3.76
   Energy Equipment & Services                      3.75
   Health Care Equipment & Supplies                 7.91
   Health Care Providers & Services                 9.36
   Hotels, Restaurants & Leisure                    3.39
   Household Durables                               2.25
   Household Products                               1.32
   IT Services                                      3.58
   Leisure Equipment & Products                     0.87
   Machinery                                        2.71
   Metals & Mining                                  0.93
   Oil & Gas                                        3.90%
   Pharmaceuticals                                  2.11
   Real Estate                                      3.26
   Road & Rail                                      1.94
   Semiconductors & Semiconductor Equipment         7.03
   Software                                         6.54
   Specialty Retail                                 4.45
   Textiles, Apparel & Luxury Goods                 1.70
   Thrifts & Mortgage Finance                       1.21
                                                  ------
        Total U.S. Equities                        91.97
INTERNATIONAL EQUITIES
   Air Freight & Logistics                          1.41
   Beverages                                        0.55
   Communications Equipment                         1.26
   Hotels, Restaurants & Leisure                    1.48
   Pharmaceuticals                                  0.24
                                                  ------
        Total International Equities                4.94

TOTAL EQUITIES                                     96.91
SHORT-TERM INVESTMENT                               4.04
                                                  ------
TOTAL INVESTMENTS                                 100.95
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS    (0.95)
                                                  ------
NET ASSETS                                        100.00%
                                                  ======

                       UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                     SHARES         VALUE
                                                  ------------   -------------
EQUITIES -- 96.91%
U.S. EQUITIES -- 91.97%
AEROSPACE & DEFENSE -- 1.86%
AAR Corp. (a)                                           32,600   $     780,770
Engineered Support Systems, Inc.                       138,512       5,767,640
                                                                 -------------
                                                                     6,548,410
                                                                 -------------
AIR FREIGHT & LOGISTICS -- 1.58%
HUB Group, Inc. (a)                                    157,400       5,564,090
                                                                 -------------
AUTO COMPONENTS -- 0.59%
American Axle & Manufacturing Holdings, Inc.           114,000       2,089,620
                                                                 -------------
BIOTECHNOLOGY -- 4.07%
Affymetrix, Inc. (a)                                    46,800       2,234,700
Alexion Pharmaceuticals, Inc. (a)                       91,100       1,844,775
Charles River Laboratories
  International, Inc. (a)                               39,280       1,664,293
Incyte Corp. (a)                                       216,000       1,153,440
Isis Pharmaceuticals, Inc. (a)                         173,200         907,568
Keryx Biopharmaceuticals, Inc. (a)                     106,700       1,562,088
Neurocrine Biosciences, Inc. (a)                        51,100       3,205,503
Telik, Inc. (a)                                        105,600       1,794,144
                                                                 -------------
                                                                    14,366,511
                                                                 -------------
CAPITAL MARKETS -- 1.54%
Investors Financial Services Corp.                     147,100       5,417,693
                                                                 -------------
COMMERCIAL BANKS -- 1.90%
UCBH Holdings, Inc.                                    375,600       6,715,728
                                                                 -------------
COMMERCIAL SERVICES & SUPPLIES -- 3.27%
CRA International, Inc. (a)                             99,000       4,721,310
Korn/Ferry International Corp. (a)                      83,400       1,558,746
Labor Ready, Inc. (a)                                  252,300       5,252,886
                                                                 -------------
                                                                    11,532,942
                                                                 -------------
COMMUNICATIONS EQUIPMENT -- 1.12%
Avocent Corp. (a)                                       49,100       1,335,029
C-COR, Inc. (a)                                         25,600         124,416
Foundry Networks, Inc. (a)                             179,200       2,474,752
                                                                 -------------
                                                                     3,934,197
                                                                 -------------
CONSTRUCTION & ENGINEERING -- 0.72%
EMCOR Group, Inc. (a)                                   37,400       2,525,622
                                                                 -------------
DISTRIBUTORS -- 1.37%
Beacon Roofing Supply, Inc. (a)                         62,500       1,795,625
LKQ Corp. (a)                                           53,000       1,834,860
Prestige Brands Holdings, Inc. (a)                      95,400       1,192,500
                                                                 -------------
                                                                     4,822,985
                                                                 -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.15%
Intercontinental Exchange, Inc. (a)                     14,900         541,615
                                                                 -------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 0.71%
NeuStar, Inc. (a)                                       82,400       2,512,376
                                                                 -------------
ELECTRICAL EQUIPMENT -- 1.12%
Genlyte Group, Inc. (a)                                 73,600       3,942,752
                                                                 -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.76%
Benchmark Electronics, Inc. (a)                        177,500       5,969,325
Cognex Corp.                                           167,000       5,025,030
Radisys Corp. (a)                                      131,800   $   2,285,412
                                                                 -------------
                                                                    13,279,767
                                                                 -------------
ENERGY EQUIPMENT & SERVICES -- 3.75%
Patterson-UTI Energy, Inc.                             159,200       5,245,640
Tetra Technologies, Inc. (a)                           261,175       7,971,061
                                                                 -------------
                                                                    13,216,701
                                                                 -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.91%
Arthrocare Corp. (a)                                   116,400       4,905,096
Aspect Medical Systems, Inc. (a)                       100,200       3,441,870
Immucor, Inc. (a)                                      118,600       2,770,496
Inamed Corp. (a)                                       104,200       9,136,256
Resmed, Inc. (a)                                        60,400       2,313,924
Viasys Healthcare, Inc. (a)                            208,500       5,358,450
                                                                 -------------
                                                                    27,926,092
                                                                 -------------
HEALTH CARE PROVIDERS & SERVICES -- 9.36%
Merge Technologies, Inc. (a)                            96,100       2,406,344
Pediatrix Medical Group, Inc. (a)                      113,800      10,079,266
Psychiatric Solutions, Inc. (a)                        115,600       6,790,344
United Surgical Partners
  International, Inc. (a)                              152,800       4,912,520
VCA Antech, Inc. (a)                                   313,400       8,837,880
                                                                 -------------
                                                                    33,026,354
                                                                 -------------
HOTELS, RESTAURANTS & LEISURE -- 3.39%
California Pizza Kitchen, Inc. (a)                     171,300       5,476,461
CKE Restaurants, Inc.                                  303,400       4,098,934
Panera Bread Co., Class A (a)                           36,100       2,371,048
                                                                 -------------
                                                                    11,946,443
                                                                 -------------
HOUSEHOLD DURABLES -- 2.25%
Hovnanian Enterprises, Inc. (a)                         81,100       4,025,804
Technical Olympic USA, Inc.                            185,100       3,903,759
                                                                 -------------
                                                                     7,929,563
                                                                 -------------
HOUSEHOLD PRODUCTS -- 1.32%
Central Garden & Pet Co. (a)                           101,700       4,672,098
                                                                 -------------

IT SERVICES -- 3.58%
CACI International, Inc., Class A (a)                  109,100       6,260,158
Cognizant Technology Solutions Corp.,
  Class A (a)                                          126,800       6,384,380
                                                                 -------------
                                                                    12,644,538
                                                                 -------------
LEISURE EQUIPMENT & PRODUCTS -- 0.87%
Nautilus, Inc.                                         163,700       3,054,642
                                                                 -------------
MACHINERY -- 2.71%
ESCO Technologies, Inc. (a)                            124,000       5,516,760
Middleby Corp. (a)                                      47,000       4,065,500
                                                                 -------------
                                                                     9,582,260
                                                                 -------------
METALS & MINING -- 0.93%
Steel Dynamics, Inc.                                    92,400       3,281,124
                                                                 -------------
OIL & GAS -- 3.90%
Dresser-Rand Group, Inc. (a)                            81,000       1,958,580
KCS Energy, Inc. (a)                                   266,800       6,461,896
Quicksilver Resources, Inc. (a)                        127,200       5,343,672
                                                                 -------------
                                                                    13,764,148
                                                                 -------------

                                                     SHARES          VALUE
                                                  ------------   -------------
PHARMACEUTICALS -- 2.11%
First Horizon Pharmaceutical Corp. (a)                 193,200   $   3,332,700
Medicines Co. (a)                                       84,600       1,476,270
Penwest Pharmaceuticals Co. (a)                        134,800       2,631,296
                                                                 -------------
                                                                     7,440,266
                                                                 -------------
REAL ESTATE -- 3.26%
BioMed Realty Trust, Inc. REIT                          97,800       2,386,320
Mills Corp. REIT                                        79,700       3,342,618
Ventas, Inc. REIT                                      180,100       5,766,802
                                                                 -------------
                                                                    11,495,740
                                                                 -------------
ROAD & RAIL -- 1.94%
Landstar System, Inc.                                  164,100       6,849,534
                                                                 -------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 7.03%
August Technology Corp. (a)                             89,300         981,407
Cree, Inc. (a)                                          49,400       1,246,856
Exar Corp. (a)                                         154,900       1,939,348
Ikanos Communications, Inc. (a)                         29,200         430,408
Microsemi Corp. (a)                                    293,800       8,126,508
Photronics, Inc. (a)                                   153,000       2,304,180
Power Integrations, Inc. (a)                           120,900       2,878,629
Rudolph Technologies, Inc. (a)                          97,200       1,251,936
Silicon Image, Inc. (a)                                326,200       2,952,110
Standard Microsystems Corp. (a)                         94,100       2,699,729
                                                                 -------------
                                                                    24,811,111
                                                                 -------------
SOFTWARE -- 6.54%
Factset Research Systems, Inc.                          83,800       3,449,208
Fair Isaac Corp.                                        78,350       3,460,720
Progress Software Corp. (a)                            185,400       5,261,652
RSA Security, Inc. (a)                                 183,600       2,061,828
Secure Computing Corp. (a)                             230,600       2,827,156
THQ, Inc. (a)                                           81,025       1,932,446
Verint Systems, Inc. (a)                               119,000       4,101,930
                                                                 -------------
                                                                    23,094,940
                                                                 -------------
SPECIALTY RETAIL -- 4.45%
Aeropostale, Inc. (a)                                  164,000       4,313,200
Chico's FAS, Inc. (a)                                   58,100       2,552,333
DSW, Inc. (a)                                           49,600       1,300,512
Guitar Center, Inc. (a)                                 78,600       3,930,786
Petco Animal Supplies, Inc. (a)                        144,700       3,176,165
Under Armour, Inc. (a)                                  11,100         425,241
                                                                 -------------
                                                                    15,698,237
                                                                 -------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.70%
Maidenform Brands, Inc. (a)                             28,900   $     365,874
Phillips-Van Heusen Corp.                              173,900       5,634,360
                                                                 -------------
                                                                     6,000,234
                                                                 -------------
THRIFTS & MORTGAGE FINANCE -- 1.21%
BankUnited Financial Corp., Class A                     97,000       2,577,290
Harbor Florida Bancshares, Inc.                         45,400       1,682,070
                                                                 -------------
                                                                     4,259,360
                                                                 -------------
Total U.S. Equities                                                324,487,693
                                                                 -------------
INTERNATIONAL EQUITIES -- 4.94%
BERMUDA -- 1.48%
HOTEL, RESTAURANTS & LEISURE -- 1.48%
Orient-Express Hotels Ltd.                             165,700       5,222,864
                                                                 -------------
BRITISH VIRGIN ISLANDS -- 1.41%
AIR FREIGHT & LOGISTICS -- 1.41%
UTI Worldwide, Inc.                                     53,400       4,957,656
                                                                 -------------
CANADA -- 0.55%
BEVERAGES -- 0.55%
Cott Corp. (a)                                         132,500       1,947,750
                                                                 -------------
ISRAEL -- 1.50%
COMMUNICATIONS EQUIPMENT -- 1.26%
Nice Systems Ltd. ADR (a)                               92,300       4,445,168
PHARMACEUTICALS -- 0.24%
Taro Pharmaceutical Industries Ltd. (a)                 61,700         861,949
                                                                 -------------
                                                                     5,307,117
                                                                 -------------
Total International Equities                                        17,435,387
                                                                 -------------
Total Equities (Cost $302,264,048)                                 341,923,080
                                                                 -------------
SHORT-TERM INVESTMENT* -- 4.04%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $14,251,658)                                14,251,658      14,251,658
                                                                 -------------
Total Investments -- 100.95%
  (Cost $316,515,706)                                              356,174,738
Liabilities, in excess of cash and
  other assets -- (0.95%)                                           (3,339,259)
                                                                 -------------
Net Assets -- 100.00%                                            $ 352,835,479
                                                                 =============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $316,515,706; and net unrealized appreciation consisted of:

        Gross unrealized appreciation                            $  56,271,565
        Gross unrealized depreciation                              (16,612,533)
                                                                 -------------
                Net unrealized appreciation                      $  39,659,032
                                                                 =============

(a)     Non-income producing security.
ADR     American Depositary Receipts
REIT    Real Estate Investment Trust
*       Investment in affiliated mutual fund.

                 See accompanying notes to financial statements.

UBS DYNAMIC ALPHA FUND

For the semiannual period ended December 31, 2005, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 6.55% (0.73% after the deduction of the maximum sales charge) and Class Y shares returned 6.71%, compared with the 0.41% return of the Merrill Lynch U.S. Treasury 1-5 Year index (the "Index") over the same period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 75; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.) The Fund's performance was primarily attributable to its exposures to developed and emerging equity markets, as well as individual security selection within the US equity market and currency management.

US ECONOMY PROVED SURPRISINGLY RESILIENT

The past six months saw external shocks affecting the economy. Hurricanes Katrina and Rita ravaged the southern US, driving crude oil over $70 a barrel and refined products even higher, and events in Iraq continued to support energy prices. However, the price spike proved to be relatively short-lived, and the energy complex was back to pre-hurricane levels within a month. Following strong gains during the first half of the year, US third-quarter gross domestic product grew 4.1% in real, annualized terms, with the consensus estimate for growth into 2006 continuing above 3%.

The Federal Reserve continued its pace of interest rate increases throughout the period, although the minutes released at the end of the year indicate that the end of this tightening cycle may be coming soon. The Fed has raised rates at each of its last thirteen meetings, dating back to mid-2004, as strong growth in the US has worried the central bank. The Federal Funds target rate over the period moved from 3.25% to 4.25% as of December 31, 2005. Also, Ben Bernanke was announced as the replacement for Alan Greenspan, who stepped down as Chairman of the Federal Reserve in February 2006.

AN ABSOLUTE RETURN STRATEGY

The Fund is an extension of our existing global asset allocation strategies. The key difference is that this Fund is not managed to a benchmark and therefore has a broad opportunity set in which market decisions and security selection decisions can be made independently of each other. We are seeking to achieve an average annual return above inflation, net of management fees, over a complete market cycle, which is typically around five years. Of course, there is no guarantee that the Fund will achieve this goal, and it could lose money.

The Fund invests in securities and other investments to gain exposure to the global capital markets, including equities, bonds, cash equivalents, and currencies. We seek to meet the Fund's objective and reduce volatility through the dynamic management of three uncorrelated elements: asset allocation, security selection, and currency management.

We have the ability to adjust the Fund's exposures to security selection and market exposure independently of each other through the use of derivatives in order to capitalize on changing market conditions. We also employ proprietary risk management tools to ensure the risk positions in the Fund are commensurate with the opportunities we perceive.

A STRATEGIC MIX OF SECURITY SELECTION, MARKET EXPOSURE, AND CURRENCY STRATEGY

Throughout the reporting period, the majority of the Fund's capital was invested in equity markets worldwide, including the US large-capitalization and small-capitalization markets, developed markets outside the US, and emerging markets. Our research showed that a broad range of attractive security opportunities existed across each of these segments of the global equity markets. In contrast, the global fixed income markets did not appear to offer great opportunities to garner incremental return through security selection.

During the reporting period, our analysis indicated that most equity markets were priced in a range from slightly undervalued to slightly above fair value. Consequently, we wanted to have some positive exposure to equities, as we believed we would be compensated fairly (or better) for the risk of holding equities. With the best opportunities in locales including the UK, US, the Netherlands, and emerging markets, we had greater exposure to these markets. Because most of the Fund's capital, however, was invested in equities to take advantage of the security-level opportunities discussed above, we reduced the equity market exposure to more moderate levels through the sale of futures contracts in several markets. So, for example, although we sought to take advantage of stock selection opportunities in the US small-capitalization sector, we largely eliminated our exposure to this market through the sale of Russell 2000 Index futures contracts.

We also chose to diversify our sources of security selection return during the period by reallocating some of the risk capital from the US large-cap equity core component portfolio. First, we allocated some of this capital to the US large-cap growth capability. This diversifies our selection return considerably, as the growth portfolio tends to hold different names than the core portfolio and exposed to somewhat different factors. Also, we committed some of this capital to the US Equity Alpha portfolio, which looks to increase selection return through holding long and short positions in US large-cap stocks, while maintaining levels of market exposure similar to the core fund.

Our valuation work indicated dispersion among the intrinsic values of the various countries and regions in the developed world. With that in mind, we sought to increase the granularity of our country positioning during the period by taking long and short positions in a number of different individual country equity index futures, in response to these valuation signals and other analysis.

The Fund maintained very limited fixed income exposure throughout the period, which was consistent with our view that these markets were significantly overvalued. At the end of the period, the Fund held short positions in US, German, UK, Japanese, and Swiss bonds. Thus, the Fund may benefit from negative fixed income market returns. Our UK bond position is noteworthy, as it is a position in UK real rates rather than nominal rates. Our valuation work indicates that UK inflation-linked bonds are exceptionally overvalued, and so we used swaps to gain exposure to the real interest rate in the UK.

We actively adjusted the Fund's currency strategy during the period. Overall, our currency positioning exhibited a bias in favor of Asian currencies, such as the Japanese yen, Singapore dollar, and Thai baht, as we believed they were undervalued. Conversely, we were short the British pound, the Euro, and the New Zealand dollar. Another key factor in our currency positioning for the period was the "carry trade" and its implications for global currencies. Essentially, the idea of the carry trade is to take advantage of "cheap" financing in markets with low interest rates to fund positions in other, higher-yielding assets. Investor appetite for these types of investment positions helped underpin the performance, and in our view, the overvaluation, of certain higher-yielding currencies versus the US dollar, namely the New Zealand dollar and the British pound.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                              6 MONTHS     INCEPTION*
                                               ENDED           TO
                                              12/31/05      12/31/05
----------------------------------------------------------------------
UBS DYNAMIC ALPHA FUND CLASS A                  6.55%         8.89%
UBS DYNAMIC ALPHA FUND CLASS B                  6.12          8.14
UBS DYNAMIC ALPHA FUND CLASS C                  6.08          8.09
UBS DYNAMIC ALPHA FUND CLASS Y                  6.71          9.16
UBS DYNAMIC ALPHA FUND CLASS A**                0.73          2.92
UBS DYNAMIC ALPHA FUND CLASS B**                1.12          3.14
UBS DYNAMIC ALPHA FUND CLASS C**                5.08          7.09
MERRILL LYNCH U.S. TREASURY 1-5 YEAR INDEX      0.41          1.44
CONSUMER PRICE INDEX                            1.18          3.20

* INCEPTION DATE OF UBS DYNAMIC ALPHA FUND SHARES IS 01/27/05. INCEPTION DATE OF THE INDICES, FOR THE PURPOSE OF THIS ILLUSTRATION, IS 01/31/05.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING          ENDING          EXPENSES PAID
                                              ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                                               JULY 1, 2005   DECEMBER 31, 2005   7/1/05 - 12/31/05
---------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00   $        1,065.50   $            6.35
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,019.06                6.21

CLASS B ACTUAL                                     1,000.00            1,061.20               10.29
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,015.22               10.06

CLASS C ACTUAL                                     1,000.00            1,060.80               10.28
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,015.22               10.06

CLASS Y ACTUAL                                     1,000.00            1,067.10                4.90
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,020.47                4.79

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS: CLASS A: 1.22%, CLASS B: 1.98%, CLASS C: 1.98%, CLASS Y: 0.94%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

INVESTMENT COMPANIES                             94.84%*
SHORT-TERM INVESTMENTS                            1.52
OPTIONS PURCHASED                                 0.07
                                                ------
TOTAL INVESTMENTS                                96.43
CASH AND OTHER ASSETS, LESS LIABILITIES           3.57
                                                ------
NET ASSETS                                      100.00%
                                                ======

* THE FUND HELD SHORT POSITIONS IN U.S. INTEREST RATE FUTURES AND INTERNATIONAL STOCK INDEX FUTURES AS WELL AS A LONG POSITION IN INTERNATIONAL STOCK INDEX FUTURES WHICH RESULTED IN A NET INCREASE TO THE FUND'S INVESTMENTS IN INVESTMENT COMPANIES OF 0.14%.

                UBS DYNAMIC ALPHA FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                      SHARES            VALUE
                                                  --------------  ---------------
INVESTMENT COMPANIES* -- 94.84%
UBS Emerging Markets Equity
  Relationship Fund                                    7,036,514  $   153,283,429
UBS International Equity
  Relationship Fund                                   23,697,014      367,362,955
UBS Small Cap Equity
  Relationship Fund                                    1,765,495       72,492,098
UBS U.S. Cash Management Prime
  Relationship Fund                                  111,414,722      111,414,722
UBS U.S. Equity Alpha
  Relationship Fund                                   13,491,998      142,181,371
UBS U.S. Large Cap Equity
  Relationship Fund                                   30,545,030      548,298,567
UBS U.S. Large Cap Growth Equity
  Relationship Fund                                    7,425,996       76,895,448
                                                                  ---------------
Total Investment Companies
  (Cost $1,350,550,017)                                             1,471,928,590
                                                                  ---------------

                                                       FACE
                                                      AMOUNT
                                                  --------------
SHORT-TERM INVESTMENTS -- 1.52%
U.S. GOVERNMENT OBLIGATIONS -- 1.52%
U.S. Treasury Bills,
  yield of 3.33%, due 01/05/06 (a)                $   22,400,000       22,388,895
U.S. Treasury Bills,
  yield of 3.88%, due 03/09/06 (a)                     1,200,000        1,191,563
                                                                  ---------------
Total Short-Term Investments
  (Cost $23,583,132)                                                   23,580,458
                                                                  ---------------

                                                     NUMBER OF
                                                     CONTRACTS         VALUE
                                                  --------------  ---------------
OPTIONS -- 0.07%
CALL OPTIONS PURCHASED -- 0.07%
Nikkei Index, strike @ 15,000 JPY
  expiration March 2006 (b)
  (Cost $176,636)                                            214  $     1,125,027
                                                                  ---------------
Total Investments -- 96.43%
  (Cost $1,374,309,785)                                             1,496,634,075
                                                                  ---------------
Cash and other assets,
  less liabilities -- 3.57%                                            55,411,401
                                                                  ---------------
Net Assets -- 100.00%                                             $ 1,552,045,476
                                                                  ===============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,374,309,785; and net unrealized appreciation consisted of:

        Gross unrealized appreciation                              $  122,327,121
        Gross unrealized depreciation                                      (2,831)
                                                                   --------------
                Net unrealized appreciation                        $  122,324,290
                                                                   ==============

(a) All or a portion of the security was pledged to cover margin requirements for futures contracts.
(b)  Non-income producing security.
*    Investments in affiliated mutual funds.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                  UNREALIZED
                           CONTRACTS TO        IN EXCHANGE         MATURITY      APPRECIATION/
                              DELIVER              FOR               DATES      (DEPRECIATION)
                          --------------    ------------------     --------     --------------
Brazilian Real                43,660,000    USD     19,195,428     02/23/06     $      832,140
British Pound                 91,680,000    USD    157,734,742     05/26/06            (90,749)
British Pound                 10,945,000    USD     19,084,245     05/26/06            242,621
Canadian Dollar               73,925,000    USD     62,426,110     05/26/06         (1,403,468)
Canadian Dollar               10,760,000    USD      9,287,872     05/26/06             (2,710)
Euro                         199,840,000    USD    236,017,294     05/26/06         (2,468,210)
Euro                          19,610,000    USD     23,638,727     05/26/06            236,501
Japanese Yen               3,007,900,000    USD     25,923,468     05/26/06            (45,670)
Korean Won                23,271,000,000    USD     22,505,803     02/23/06           (528,322)
Mexican Peso                  66,920,000    USD      6,136,635     05/26/06            (68,121)
New Zealand Dollar           105,580,000    USD     72,291,102     05/26/06          1,008,765
New Zealand Dollar           121,670,000    USD     82,115,477     05/26/06            (30,023)
South African Rand            70,180,000    USD     10,298,628     05/26/06           (687,385)
United States Dollar          37,548,833    AUD     51,445,000     05/26/06             23,165
United States Dollar          76,436,150    CHF     98,595,000     05/26/06           (355,210)
United States Dollar          11,376,936    EUR      9,700,000     05/26/06            198,872
United States Dollar          46,930,629    JPY  5,478,400,000     05/26/06            367,927
United States Dollar          91,492,408    SEK    741,180,000     05/26/06          2,751,868
United States Dollar          16,796,052    SEK    130,650,000     05/26/06           (183,333)
United States Dollar          49,861,133    SGD     83,885,000     05/26/06            871,988
United States Dollar          46,067,361    THB  1,901,200,000     05/26/06            144,461
United States Dollar           7,382,460    THB    303,050,000     05/26/06            (16,327)
United States Dollar          32,150,602    TWD  1,067,400,000     02/23/06            538,461
                                                                                --------------
  Total net unrealized
    appreciation on
    forward foreign
    currency contracts                                                          $    1,337,241
                                                                                ==============

Currency Type Abbreviations
AUD     Australian Dollar
CHF     Swiss Franc
EUR     Euro
JPY     Japanese Yen
SEK     Swedish Krona
SGD     Singapore Dollar
THB     Thailand Baht
TWD     New Taiwan Dollar
USD     United States Dollar

FUTURES CONTRACTS
UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2005:

                                                                                                              UNREALIZED
                                                             EXPIRATION         COST/          CURRENT      APPRECIATION/
                                                                DATE          PROCEEDS          VALUE       (DEPRECIATION)
                                                            ------------   -------------   -------------    --------------
U.S. TREASURY FUTURES SALE CONTRACTS:
10 Year U.S. Treasury Notes,250 contracts                     March 2006   $  27,225,563   $  27,351,563    $     (126,000)
30 Year U.S. Treasury Bond,61 contracts                       March 2006       6,873,694       6,965,438           (91,744)

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index,677 contracts (EUR)               January 2006      69,529,846      70,059,141           529,295
Australian 10 Year Bond, 1,056 contracts (AUD)                March 2006     563,635,072     565,041,550         1,406,478
Canadian 10 Year Bond, 208 contracts (CAD)                    March 2006      20,447,376      20,466,291            18,915
IBEX 35 Index, 5 contracts (EUR)                            January 2006         621,745         633,209            11,464
FTSE 100 Index, 1,210 contracts (GBP)                         March 2006     115,177,214     116,914,168         1,736,954

INDEX FUTURES SALE CONTRACTS:
CAC 40 Euro Index, 659 contracts (EUR)                        March 2006      36,826,017      36,949,803          (123,786)
DAX Index, 188 contracts (EUR)                                March 2006      29,670,215      30,258,827          (588,612)
DJ Euro STOXX 50 Index, 3,271 contracts (EUR)                 March 2006     136,926,186     138,946,625        (2,020,439)
Hang Seng Index, 164 contracts (HKD)                        January 2006      16,196,660      15,692,171           504,489
Japanese 10 Year Bond, 30 contracts (JPY)                     March 2006      34,841,548      34,938,737           (97,189)
Nikkei 225 Index, 769 contracts (JPY)                         March 2006     101,042,673     104,654,682        (3,612,009)
OMXS 30 Index, 1,308 contracts (SEK)                        January 2006      15,553,452      15,838,580          (285,128)
Russell 2000 Index, 194 contracts                             March 2006      67,273,380      65,795,100         1,478,280
S&P MIB Index, 65 contracts (EUR)                             March 2006      13,504,363      13,782,372          (278,009)
S&P Toronto Stock Exchange 60 Index, 562 contracts (CAD)      March 2006      60,929,428      61,602,684          (673,256)
S&P 500 Index, 1,166 contracts                                March 2006     371,941,220     365,774,200         6,167,020
SPI 200 Index, 489 contracts (AUD)                            March 2006      40,887,863      42,364,071        (1,476,208)

INTEREST RATE FUTURES SALE CONTRACTS:
Euro-Bund, 291 contracts(EUR)                                 March 2006      41,687,355      41,975,696          (288,341)
                                                                                                            --------------
     Total net unrealized appreciation on futures contracts                                                 $    2,192,174
                                                                                                            ==============

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at December 31, 2005 was $95,370,158.

UBS Dynamic Alpha Fund had the following open written options as of December 31, 2005:

WRITTEN OPTIONS
PUT OPTIONS WRITTEN

NUMBER OF
CONTRACTS                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
      535   Nikkei Index, strike @ 12,500 JPY, expires March 2006 (premiums received $176,861)              $       13,609
                                                                                                            ==============

Currency Type Abbreviations
AUD     Australian Dollar
CAD     Canadian Dollar
EUR     Euro
GBP     British Pound
JPY     Japanese Yen
SEK     Swedish Krona
HKD     Hong Kong Dollar

                 See accompanying notes to financial statements.

UBS U.S. BOND FUND

For the six-month period ended December 31, 2005, Class A shares of UBS U.S. Bond Fund (the "Fund") returned 0.06% (a decline of 4.48% after the deduction of the maximum sales charge) and Class Y shares returned 0.25%, versus the 0.08% decline of the Fund's benchmark, the Lehman U.S. Aggregate Bond Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 82; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Returns for the period were lower in part due to rising rates across the yield curve, particularly during the third quarter of 2005, although relative performance during that time was solid.

ECONOMY PROVED SURPRISINGLY RESILIENT

One of the big stories in the United States during the reporting period was the devastating hurricane season, which captured headlines for much of the summer and early fall. On August 29, Hurricane Katrina made landfall near New Orleans, forcing the city's evacuation and causing an estimated $75 billion worth of damage. The storm--along with Hurricane Rita, which struck southeastern Texas a month later--significantly impaired the Gulf Coast's oil-refining capacity and ushered in more big news as oil prices soared to a high of more than $70 a barrel. Over Labor Day weekend, the average price of regular unleaded gasoline broke $3.04 a gallon nationwide, a record high.

Many investors feared the shock of high energy prices along with the extensive damage caused by the hurricane season would serve a blow to the nation's economy. However, after an initial spike in jobless claims caused primarily by displaced New Orleans residents, subsequent data proved the economy to be much more resilient than many had anticipated. Overall unemployment and core inflation both remained low, while consumer confidence, after dropping in October, surged in November and continued to rise in December. The Federal Reserve Board (the "Fed"), meanwhile, hiked interest rates four times during the reporting period to bring the federal funds rate to 4.25%, the highest it has been since May 2001.

This proved to be a challenging period for fixed-income investors. Yields on short-term Treasuries rose throughout the period, while yields on Treasuries with maturities longer than three years fell in the final two months of the year, most dramatically in the 10- to 20-year part of the curve. This produced an exceptionally flat yield curve for much of the period, and at the end of December, the curve actually inverted in some areas. An inverted yield curve is typically the harbinger of a recession, but given the strength of the economy, we believe rates of longer-term bonds may rise in the coming months and that the current shape of the curve is likely to be short lived, with the 10-year Treasury appearing to be particularly overvalued.

DEFENSIVE POSTURE WAS BENEFICIAL, WHILE SECURITY SELECTION PRODUCED MIXED
RESULTS

The Fund maintained a short duration stance throughout the period in an attempt to limit the effects of rising interest rates. This was a successful strategy, particularly during the first half of the reporting period, when rates rose the most dramatically. From a sector strategy standpoint, the Fund held overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), both of which contributed positively to performance.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                           6 MONTHS    1 YEAR    5 YEARS    10 YEARS   INCEPTION*
                                             ENDED      ENDED      ENDED      ENDED        TO
                                           12/31/05   12/31/05   12/31/05   12/31/05   12/31/05
-------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS A                   0.06%      1.86%      5.29%       N/A        5.88%
UBS U.S. BOND FUND CLASS B                  -0.33       1.16        N/A        N/A        3.09
UBS U.S. BOND FUND CLASS C                  -0.20       1.39        N/A        N/A        3.32
UBS U.S. BOND FUND CLASS Y                   0.25       2.19       5.56       5.86%       6.22
UBS U.S. BOND FUND CLASS A**                -4.48      -2.76       4.32        N/A        5.31
UBS U.S. BOND FUND CLASS B**                -5.23      -3.73        N/A        N/A        2.66
UBS U.S. BOND FUND CLASS C**                -0.93       0.66        N/A        N/A        3.32
LEHMAN BROTHERS U.S.AGGREGATE BOND INDEX    -0.08       2.43       5.87       6.16        6.49

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 08/31/95.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING          ENDING          EXPENSES PAID
                                              ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                                               JULY 1, 2005   DECEMBER 31, 2005   7/1/05 - 12/31/05
---------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                $    1,000.00   $        1,000.60   $            4.29
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,020.92                4.33

CLASS B ACTUAL                                     1,000.00              996.70                8.05
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,017.14                8.13

CLASS C ACTUAL                                     1,000.00              998.00                6.80
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,018.40                6.87

CLASS Y ACTUAL                                     1,000.00            1,002.50                3.03
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00            1,022.18                3.06

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     0.85%, CLASS B: 1.60%, CLASS C: 1.35%, CLASS Y: 0.60%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                               PERCENTAGE OF
                                                NET ASSETS
------------------------------------------------------------
Federal National Mortgage Association
5.000%, TBA                                        7.7%
U.S. Treasury Bonds 8.750%,
due 05/15/17                                       3.7
U.S. Treasury Notes 3.875%,
due 05/15/09                                       3.2
U.S. Treasury Inflation Indexed Bond (TIPS)
2.000%, due 01/15/14                               2.9
Federal National Mortgage Association
5.500%, due 03/15/11                               2.2
U.S. Treasury Notes 4.125%,
due 05/15/15                                       2.2
Federal National Mortgage Association
4.945%, due 02/01/35                               2.0
U.S. Treasury Notes 3.875%,
due 02/15/13                                       1.9
U.S. Treasury Bonds 6.250%,
due 05/15/30                                       1.9
Ford Motor Credit Co. 5.800%,
due 01/12/09                                       1.8
------------------------------------------------------------
Total                                             29.5%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
  Aerospace & Defense                              0.10%
  Automobiles                                      0.40
  Beverages                                        0.53
  Capital Markets                                  1.16
  Chemicals                                        0.16
  Commercial Banks                                 1.75
  Commercial Services & Supplies                   0.31
  Consumer Finance                                 1.57
  Diversified Financial Services                   3.96
  Diversified Telecommunication Services           0.82
  Electric Utilities                               0.72
  Food & Staples Retailing                         0.14
  Food Products                                    0.33
  Gas Utilities                                    0.08
  Hotels, Restaurants & Leisure                    0.13
  Household Durables                               0.09
  Insurance                                        0.39
  IT Services                                      0.12
  Machinery                                        0.05
  Media                                            0.62
  Multi-Utilities & Unregulated Power              0.23
  Oil & Gas                                        0.60
  Personal Products                                0.12
  Pharmaceuticals                                  0.22
  Real Estate                                      0.22
  Road & Rail                                      0.54
  Thrifts & Mortgage Finance                       0.60%
  Tobacco                                          0.21
  Wireless Telecommunication Services              0.13
                                                 ------
      Total U.S. Corporate Bonds                  16.30

Asset-Backed Securities                            3.76
Commercial Mortgage-Backed Securities              7.49
Mortgage & Agency Debt Securities                 48.22
U.S. Government Obligations                       19.43
                                                 ------
      Total U.S. Bonds                            95.20

INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
  Aerospace & Defense                              0.08
  Commercial Banks                                 0.22
  Diversified Telecommunication Services           0.16
  Oil & Gas                                        0.05
                                                 ------
      Total International Corporate Bonds          0.51

Sovereign/SupraNational Bonds                      0.09
                                                 ------
      Total International Bonds                    0.60

TOTAL BONDS                                       95.80

SHORT-TERM INVESTMENT                             11.27
                                                 ------
TOTAL INVESTMENTS                                107.07

LIABILITIES, IN EXCESS OF CASH AND
  OTHER ASSETS                                    (7.07)
                                                 ------
NET ASSETS                                       100.00%
                                                 ======

                  UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                      FACE
                                                     AMOUNT         VALUE
                                                  ------------   ------------
BONDS -- 95.80%
U.S. BONDS -- 95.20%
U.S. CORPORATE BONDS -- 16.30%
Albertson's, Inc.
  8.000%, due 05/01/31                            $     45,000   $     44,273
Allstate Corp.
  7.200%, due 12/01/09                                 100,000        107,679
Altria Group, Inc.
  7.750%, due 01/15/27                                 110,000        130,589
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                  72,000         72,326
American General Finance Corp.
  5.375%, due 10/01/12                                 180,000        180,915
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                 280,000        321,142
AT&T Corp.
  9.750%, due 11/15/31                                 175,000        219,822
AvalonBay Communities, Inc. REIT
  7.500%, due 08/01/09                                  95,000        102,288
Avon Products, Inc.
  7.150%, due 11/15/09                                 150,000        161,090
Bank of America Corp.
  7.400%, due 01/15/11                                 440,000        484,671
Bank One Corp.
  7.875%, due 08/01/10                                 345,000        382,995
BellSouth Corp.
  6.550%, due 06/15/34                                 125,000        133,145
Boeing Capital Corp.
  7.375%, due 09/27/10                                 150,000        165,054
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                 300,000        300,000
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                 110,000        113,606
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                 200,000        237,750
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                 105,000        101,929
  6.500%, due 01/15/12                                 180,000        192,560
Capital One Financial Corp.
  5.500%, due 06/01/15                                 170,000        169,005
Caterpillar, Inc.
  6.550%, due 05/01/11                                  55,000         59,344
CBS Corp.
  6.625%, due 05/15/11                                 120,000        124,979
Cendant Corp.
  6.250%, due 01/15/08                                 180,000        183,246
Citigroup, Inc.
  5.625%, due 08/27/12                                 975,000      1,004,944
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                 425,000        449,993
Computer Sciences Corp.
  3.500%, due 04/15/08                                 165,000        158,273
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                 100,000        106,517
Coors Brewing Co.
  6.375%, due 05/15/12                                 135,000        143,057
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                 215,000        206,459
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                            $    530,000   $    515,952
Devon Financing Corp. ULC
  6.875%, due 09/30/11                                 260,000        284,397
Dominion Resources, Inc.
  5.950%, due 06/15/35                                 130,000        126,891
Duke Energy Field Services LLC
  7.875%, due 08/16/10                                 155,000        171,421
EOP Operating LP REIT
  7.250%, due 06/15/28                                 165,000        182,416
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                 200,000        223,447
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                 105,000        111,300
Ford Motor Credit Co.
  5.800%, due 01/12/09                               2,695,000      2,350,954
General Electric Capital Corp.
  6.000%, due 06/15/12                               1,145,000      1,205,904
  6.750%, due 03/15/32                                 140,000        164,339
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                 510,000        465,092
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                 500,000        538,636
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                 155,000        164,171
HSBC Bank USA N.A.
  5.625%, due 08/15/35                                 265,000        259,191
HSBC Finance Corp.
  6.750%, due 05/15/11                                 295,000        316,585
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                 220,000        214,379
International Lease Finance Corp.
  3.500%, due 04/01/09                                 300,000        285,559
John Deere Capital Corp.
  7.000%, due 03/15/12                                 145,000        160,154
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                 225,000        240,992
Kinder Morgan Energy Partners LP
  5.800%, due 03/15/35                                 145,000        138,708
Kraft Foods, Inc.
  5.625%, due 11/01/11                                 320,000        328,319
Lincoln National Corp.
  6.200%, due 12/15/11                                  80,000         84,921
Lockheed Martin Corp.
  8.500%, due 12/01/29                                 100,000        136,297
Marathon Oil Corp.
  6.125%, due 03/15/12                                 120,000        127,245
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                 170,000        177,115
MBNA Corp.
  7.500%, due 03/15/12                                 125,000        140,792
McKesson Corp.
  7.750%, due 02/01/12                                  95,000        106,935
Metlife, Inc.
  5.000%, due 11/24/13                                 145,000        143,459
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                 225,000        229,344
Morgan Stanley
  6.750%, due 04/15/11                                 680,000        732,038

                                                      FACE
                                                     AMOUNT         VALUE
                                                  ------------   ------------
New Cingular Wireless Services, Inc.              $    130,000   $    172,226
  8.750%, due 03/01/31
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                 120,000        113,549
News America, Inc.
  6.200%, due 12/15/34                                  65,000         64,565
Pacific Gas & Electric Co.
  6.050%, due 03/01/34                                 130,000        134,545
PPL Energy Supply LLC
  6.400%, due 11/01/11                                 200,000        210,808
Progress Energy, Inc.
  7.000%, due 10/30/31                                 145,000        160,909
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                 360,000        372,600
Safeway, Inc.
  7.250%, due 02/01/31                                 130,000        140,280
Sempra Energy
  7.950%, due 03/01/10                                 100,000        109,847
Sprint Capital Corp.
  8.750%, due 03/15/32                                 200,000        265,416
Time Warner, Inc.
  7.625%, due 04/15/31                                 150,000        167,047
TXU Energy Co. LLC
  7.000%, due 03/15/13                                 130,000        138,536
U.S. Bank N.A.
  6.375%, due 08/01/11                                 240,000        256,279
Union Pacific Corp.
  6.700%, due 12/01/06                                 235,000        238,478
UST, Inc.
  6.625%, due 07/15/12                                 135,000        140,378
Valero Energy Corp.
  7.500%, due 04/15/32                                 185,000        224,829
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                  70,000         73,592
Wachovia Bank N.A.
  7.800%, due 08/18/10                                 345,000        387,239
Washington Mutual, Inc.
  5.625%, due 01/15/07                                 575,000        578,167
Waste Management, Inc.
  7.375%, due 08/01/10                                 100,000        108,829
Wells Fargo Bank N.A.
  6.450%, due 02/01/11                                 480,000        511,552
Wyeth
  5.500%, due 03/15/13                                 170,000        172,341
Xcel Energy, Inc.
  7.000%, due 12/01/10                                 100,000        107,623
                                                                 ------------
                                                                   21,234,239
                                                                 ------------
ASSET-BACKED SECURITIES -- 3.76%
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  4.759%, due 01/15/09                                 970,000        970,804
CenterPoint Energy Transition Bond Co.,
  LLC 01-1, Class A4
  5.630%, due 09/15/15                                 310,000        320,906
Conseco Finance Corp.,
  01-D, Class M2+
  6.119%, due 11/15/32                                 734,147        720,060
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                            $    364,529   $    366,108
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                                 205,135        207,703
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                                 128,743        129,572
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  4.799%, due 12/25/32                                  45,403         45,603
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  4.719%, due 06/25/33                                 167,660        167,949
Green Tree Financial Corp.,
  94-5, Class A5
  8.300%, due 11/15/19                                 132,795        137,901
Green Tree Financial Corp.,
  99-3, Class A5
  6.160%, due 02/01/31                                 324,896        326,533
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  5.269%, due 03/15/11                                 190,000        191,222
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  6.219%, due 03/15/11                                 220,000        223,339
RAFC Asset-Backed Trust,
  01-1, Class A3++
  5.115%, due 11/25/29                                  64,152         63,923
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                 225,336        205,061
WFS Financial Owner Trust,
  03-2, Class B
  2.480%, due 12/20/10                                 832,807        822,989
                                                                 ------------
                                                                    4,899,673
                                                                 ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.49%
Banc of America Commercial Mortgage, Inc.,
  02-PB2, Class C
  6.349%, due 06/11/35                                 745,000        789,898
Bear Stearns Commercial Mortgage Securities,
  00-WF1, Class A2
  7.780%, due 02/15/32                               1,215,000      1,322,769
Bear Stearns Commercial Mortgage Securities,
  00-WF2, Class A2
  7.320%, due 10/15/32                                 200,000        216,784
Commercial Mortgage Pass-Through Certificates,
  01-FL5A, Class E, 144A+
  5.869%, due 11/15/13                                 120,133        120,123
Commercial Mortgage Pass-Through Certificates,
  01-FL5A, Class F, 144A+
  4.905%, due 11/15/13                                 240,000        238,377
Commercial Mortgage Pass-Through Certificates,
  04-HTL1, Class A2, 144A+
  4.689%, due 07/15/16                                  97,725         97,761

                                                      FACE
                                                     AMOUNT         VALUE
                                                  ------------   ------------
DLJ Commercial Mortgage Corp.,                    $    850,000   $    917,985
  00-CKP1, Class A1B
  7.180%, due 11/10/33
First Union Commercial Mortgage Securities, Inc.,
  97-C2, Class A3
  6.650%, due 11/18/29                                 312,268        319,318
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1
  6.500%, due 05/15/31                                 120,890        121,480
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A
  6.980%, due 08/03/15                                 204,766        211,912
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15                                 360,000        386,397
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15                                 220,000        234,501
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15                                 220,000        229,390
JPMorgan Commercial Mortgage Finance Corp.,
  99-C8, Class A1
  7.325%, due 07/15/31                                  42,228         42,372
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                 247,202        248,223
Mach One Trust Commercial Mortgage-Backed,
  04-1A, Class A1, 144A
  3.890%, due 05/28/40                                 835,113        815,768
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                  91,350         91,867
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                 132,742        136,518
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                               1,000,000      1,076,869
Prudential Mortgage Capital Funding LLC,
  01-ROCK, Class A2
  6.605%, due 05/10/34                                 115,000        122,638
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2
  7.520%, due 12/18/09                               1,250,000      1,349,179
TIAA Retail Commercial Trust,
  01-C1A, Class A2, 144A
  6.300%, due 06/19/21                                 655,947        670,622
                                                                 ------------
                                                                    9,760,751
                                                                 ------------
MORTGAGE & AGENCY DEBT SECURITIES -- 48.22%
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                 195,066        197,496
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                 279,008        279,985
C.S. First Boston Mortgage Securities Corp.,
  05-11, Class 1A1
  6.500%, due 12/25/35                            $  1,390,196   $  1,411,433
C.S. First Boston Mortgage Securities Corp.,
  05-12, Class 1A1
  6.500%, due 01/25/36                               1,500,000      1,528,595
C.S. First Boston Mortgage Securities Corp.,
  05-9, Class 3A1
  6.000%, due 10/25/35                               1,315,327      1,320,922
Countrywide Alternative Loan Trust,
  04-J8, Class 2A1
  7.000%, due 08/25/34                                 408,587        411,075
Federal Home Loan Mortgage Corp.
  3.875%, due 01/12/09                               1,710,000      1,666,740
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26                                 562,150        563,815
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                 185,956        189,839
Federal Home Loan Mortgage Corp.
  REMIC, 2148, Class ZA
  6.000%, due 04/15/29                                 684,307        686,341
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16                                 460,000        472,145
Federal Home Loan Mortgage Corp.
  REMIC, 2426, Class GH
  6.000%, due 08/15/30                                 375,986        380,351
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                 271,169        272,957
  5.500%, due 01/01/18                                 484,489        487,684
  5.500%, due 04/01/18                                 424,413        427,101
  6.000%, due 12/01/17                                 385,672        393,706
  6.000%, due 10/01/29                                 346,400        350,994
  6.000%, due 01/01/32                               1,224,720      1,239,986
  6.500%, due 06/01/29                                  69,322         71,307
  6.500%, due 09/01/29                                 182,194        187,480
  6.500%, due 11/01/29                                 447,025        460,176
  6.500%, due 03/01/32                                  66,247         68,027
  6.500%, due 11/01/32                                  63,917         65,619
  7.000%, due 07/01/32                               1,062,955      1,107,377
Federal National Mortgage Association
  5.000%, TBA                                       10,300,000      9,978,125
  3.294%, due 09/01/33+                                 50,032         49,812
  3.875%, due 07/15/08                                 785,000        769,185
  4.277%, due 03/01/34+                                443,112        435,930
  4.340%, due 06/01/33+                                120,322        118,847
  4.367%, due 04/01/34+                                769,103        757,615
  4.625%, due 06/01/10                               1,335,000      1,313,819
  4.945%, due 02/01/35+                              2,635,788      2,637,765
  5.120%, due 05/01/35+ (a)                          1,550,847      1,559,712
  5.500%, due 03/15/11 (a)                           2,770,000      2,863,202
  5.500%, due 12/01/17                               1,272,727      1,281,524
  5.500%, due 01/01/24                               1,444,876      1,445,162
  5.500%, due 02/01/24                               1,248,256      1,246,599
  5.500%, due 09/01/24                                 344,009        340,808
  5.500%, due 03/01/33                               1,372,832      1,362,948
  5.500%, due 11/01/34                               1,054,706      1,045,389

                                                      FACE
                                                     AMOUNT         VALUE
                                                  ------------   ------------
  6.000%, due 06/01/16                            $  1,141,992   $  1,167,368
  6.000%, due 07/01/17                                 151,390        154,754
  6.000%, due 06/01/23                                 241,094        245,138
  6.000%, due 03/01/28                                  74,185         75,128
  6.000%, due 03/01/29                                  87,924         89,042
  6.000%, due 05/01/29                                  77,812         78,801
  6.000%, due 07/01/29                                 296,181        299,945
  6.000%, due 06/01/31                                  56,218         56,911
  6.000%, due 01/01/33                                 551,605        557,789
  6.000%, due 06/01/33                                 101,774        102,836
  6.250%, due 02/01/11                               1,370,000      1,446,871
  6.500%, due 05/01/28                               1,146,661      1,181,197
  6.500%, due 08/01/29                                 512,914        528,209
  6.500%, due 12/01/29                                 751,152        773,996
  6.625%, due 09/15/09                               1,260,000      1,339,810
  7.000%, due 03/01/31                                  22,942         24,005
  7.000%, due 11/01/31                                 122,773        128,162
  7.000%, due 04/01/32                                 298,201        311,191
Federal National Mortgage Association
  Grantor Trust,
  00-T6, Class A1
  7.500%, due 06/25/30                                 564,278        583,869
Federal National Mortgage Association
  Grantor Trust, REMIC,
  01-T10, Class A2
  7.500%, due 12/25/41                                  61,106         63,942
Federal National Mortgage Association
  Grantor Trust,
  01-T5, Class A3+
  7.500%, due 06/19/30                                  72,911         75,966
Federal National Mortgage Association
  Whole Loan,
  REMIC, 03-W6, Class 6A+
  4.861%, due 08/25/42                                 239,802        242,888
Federal National Mortgage Association
  Whole Loan,
  REMIC, 04-W12, Class 1A3
  7.000%, due 07/25/44                                 689,035        716,707
Federal National Mortgage Association
  Whole Loan,
  04-W15, Class 1A3
  7.000%, due 08/25/44                                 693,380        710,455
Federal National Mortgage Association
  Whole Loan,
  95-W3, Class A
  9.000%, due 04/25/25                                   7,525          8,168
First Horizon Alternative Mortgage Securities,
  04-AA3, Class A1+
  5.335%, due 09/25/34                                 747,287        744,477
First Horizon Asset Securities, Inc., 04-FL1,
  Class 1A1+
  4.649%, due 02/25/35                                 394,278        394,060
Government National Mortgage Association
  4.125%, due 10/20/29+                                197,050        198,423
  6.000%, due 12/20/28                                  98,844        101,158
  6.000%, due 05/20/29                                 468,789        479,648
  6.000%, due 07/15/29                                 301,149        308,781
  6.000%, due 08/20/29                                 342,641        350,579
  6.500%, due 10/15/24                                 362,748        379,769
  6.500%, due 08/15/27                                   1,568          1,643
  7.000%, due 07/15/25                                   8,374          8,815
  7.000%, due 07/15/31                                  85,220         89,472
  8.500%, due 12/15/17                                 197,791        213,813
GSMPS Mortgage Loan Trust,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                 157,225        163,952
GSR Mortgage Loan Trust,
  05-4F, Class 3A1
  6.500%, due 04/25/20                            $  1,052,651   $  1,080,763
Indymac Index Mortgage Loan Trust,
  05-AR3, Class B1+
  5.455%, due 04/25/35                               1,423,676      1,408,549
Indymac Index Mortgage Loan Trust,
  05-AR7, Class 7A1+
  5.418%, due 06/25/35                               1,551,154      1,551,635
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 (b) (c)
  1.000%, due 08/25/28                               6,629,405         71,214
Morgan Stanley Mortgage Loan Trust,
  04-4, Class 2A+
  6.481%, due 09/25/34                                 630,622        643,234
Residential Asset Securitization Trust,
  04-IP2, Class B1+
  5.443%, due 12/25/34                               1,226,606      1,212,040
Structured Adjustable Rate Mortgage Loan Trust,
  04-3AC, Class A1+
  4.940%, due 03/25/34                                 454,474        451,626
Structured Asset Securities Corp.,
  04-20, Class 4A1
  6.000%, due 11/25/34                                 548,135        550,515
                                                                 ------------
                                                                   62,814,907
                                                                 ------------
U.S. GOVERNMENT OBLIGATIONS -- 19.43%
U.S. Treasury Bonds
  6.250%, due 05/15/30                               1,945,000      2,415,599
  8.000%, due 11/15/21                               1,400,000      1,928,773
  8.750%, due 05/15/17                               3,555,000      4,881,737
U.S. Treasury Inflation Indexed Bond (TIPS)
  2.000%, due 01/15/14                               3,815,872      3,794,259
U.S. Treasury Notes
  3.625%, due 04/30/07                               1,935,000      1,914,742
  3.625%, due 06/15/10                                 915,000        888,015
  3.875%, due 05/15/09                               4,180,000      4,114,361
  3.875%, due 02/15/13                               2,525,000      2,447,376
  4.000%, due 08/31/07                                 105,000        104,303
  4.125%, due 05/15/15                               2,890,000      2,826,669
                                                                 ------------
                                                                   25,315,834
                                                                 ------------
Total U.S. Bonds                                                  124,025,404
                                                                 ------------
INTERNATIONAL BONDS -- 0.60%
INTERNATIONAL CORPORATE BONDS -- 0.51%
CANADA -- 0.14%
Bombardier, Inc., 144A
  6.300%, due 05/01/14                                 125,000        109,375
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                  65,000         70,084
                                                                 ------------
                                                                      179,459
                                                                 ------------
LUXEMBOURG -- 0.16%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13                                 120,000        117,753
  6.375%, due 11/15/33                                  85,000         85,980
                                                                 ------------
                                                                      203,733
                                                                 ------------

                                                      FACE
                                                     AMOUNT          VALUE
                                                  ------------   -------------
UNITED KINGDOM -- 0.21%
Abbey National PLC
  7.950%, due 10/26/29                            $    105,000   $     136,121
HSBC Holdings PLC
  5.250%, due 12/12/12                                  65,000          65,224
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                                  70,000          80,192
                                                                 -------------
                                                                       281,537
                                                                 -------------
Total International Corporate Bonds                                    664,729
                                                                 -------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.09%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                 100,000         111,900
                                                                 -------------
Total International Bonds                                              776,629
                                                                 -------------
Total Bonds (Cost $125,575,668)                                    124,802,033
                                                                 -------------

                                                     SHARES          VALUE
                                                  ------------   -------------
SHORT-TERM INVESTMENT* -- 11.27%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $14,685,949)                                14,685,949   $  14,685,949
                                                                 -------------
Total Investments -- 107.07%
  (Cost $140,261,617)                                              139,487,982
Liabilities, in excess of cash and
  other assets -- (7.07%)                                           (9,205,561)
                                                                 -------------
Net Assets -- 100.00%                                            $ 130,282,421
                                                                 =============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $140,261,617; and net unrealized depreciation consisted of:

        Gross unrealized appreciation                            $    968,499
        Gross unrealized depreciation                              (1,742,134)
                                                                 ------------
                Net unrealized depreciation                      $   (773,635)
                                                                 ============

+ Floating rate securities -- The interest rates shown are the current rates as of December 31, 2005.
++ Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(a) All or a portion of this security is segregated for "to be announced" ("TBA") securities.
(b) Interest Only Security. -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(c) Security is illiquid. This security amounted to $71,214 or 0.05% of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $4,864,143 or 3.73% of net assets.
GSMPS   Goldman Sachs Mortgage Passthrough Securities
REIT    Real Estate Investment Trust
REMIC   Real Estate Mortgage Investment Conduit
TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS    Treasury Inflation Protected Securities
*       Investment in affiliated mutual funds.

                 See accompanying notes to financial statements.

UBS ABSOLUTE RETURN BOND FUND

For the six-month period ended December 31, 2005, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 1.63% (a decline of 0.95% after the deduction of the maximum sales charge) and Class Y shares returned 1.72%. For purposes of comparison, the Merrill Lynch U.S. Treasury 1-3 Year Index (the "Index") returned 0.78% over the same period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 92; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

NEW FUND A COMBINATION OF FIRM CAPABILITIES

As discussed in our last report, this new Fund leverages many of the same capabilities we use to manage all of the UBS fixed income portfolios: global diversification*, risk management and fundamental, in-depth research. At the core of UBS Absolute Return Bond Fund is a global portfolio of investment grade government, corporate and mortgage bonds with additional exposure to selected high yield and emerging market securities. The Fund also uses interest rate derivatives to manage interest rate risk, and can have a duration (a measure of the Fund's interest rate sensitivity) of anywhere between -3 and +3 years. Using this combination of a diversified fixed-income portfolio and active interest rate management, we seek to provide investors with a total rate of return that meets or exceeds the return on LIBOR by 0.70% to 0.80% per year, net of fees over full fixed income market cycles. Of course, there is no guarantee that the Fund will achieve its investment objective, and it could lose money.

FIXED-INCOME MARKETS REMAINED STABLE, GLOBAL ECONOMIES APPEARED STRONG

Developed global fixed income markets were understandably volatile in the immediate aftermath of Hurricanes Katrina and Rita, but by the time the Federal Reserve Board (the "Fed") decided to again raise rates after its September meeting, the markets returned to relative equanimity. For its part, the Fed raised rates four times during the period, bringing the federal funds rate to 4.25%, the highest it has been since May 2001.

Ultimately, the consistency of the economic outlook came as a surprise to many investors. US data releases in October showed a much smaller impact on business activity from the devastating hurricane season than was originally feared and analysts quickly reinstated their forecasts for GDP growth at 3% to 4% into 2006. Indicators in other economic blocs painted a similar picture of stable or accelerating activity. Throughout the period, there were limited signs of any upturn in inflationary pressures, despite the surge in energy prices and the renewed momentum in economic growth.

Short-term bond yields in most markets rose in anticipation of monetary tightening, while yields on longer-dated bonds, after rising somewhat in the third quarter, remained relatively unchanged and fell in some cases toward the end of the year. This produced an exceptionally flat yield curve for much of the period, and at the end of December, the curve actually inverted in some areas. An inverted yield curve is typically the harbinger of a recession, but given the strength of the economy, we believe rates of longer-term bonds may rise in the coming months and that the current shape of the curve is likely to be short lived.

On a monetary front, some of the more significant developments included the appointment of the first new chairman of the US Federal Reserve in almost 20 years, the first increase in the official euro repo rate--the interest rate charged on main refinancing operations, which provide the bulk of the banking system's liquidity--in over five years and a public dispute between the Japanese government and the Bank of Japan over the future course of policy. The most significant political event was the formation of a "Grand Coalition" government in Germany headed by the new Chancellor Angela Merkel, but the potential instability of this alliance had surprisingly little impact on capital markets.

*    THIS FUND IS A NON-DIVERSIFIED FUND.

CHALLENGING PERIOD FOR THE MARKETS, BUT ONE OF SOLID RESULTS FOR THE FUND

During the reporting period, the Fund was able to capture some solid returns, due in large part to strong performance in July and September, with additional positive returns in December. The bulk of the Fund's performance for the period is attributable to our yield-curve and spread management, and in particular, our negative stance in terms of duration. On a currency note, in December, the New Zealand dollar--what we believed was one of the highest-yielding and most overvalued currencies--fell roughly 8% from its peak level versus the Japanese yen.

SEARCHING FOR BOTTOM-UP OPPORTUNITIES IN 2006

At the end of the reporting period we held an overall negative duration exposure in the UK, US and Japan, while in the European Union, we had a positive duration. This allocation reflects our expectation of increasing global interest rates. With regard to yield-curve opportunities, we consider the long end of the US interest rate curve to be increasingly overbought. Therefore we believe the US curve may steepen again in the coming year, and intend to closely monitor the situation to take exposure as we find it appropriate.

In the investment-grade corporate bond sector we continue to focus on European utilities and global banks, becoming more cautious on telecoms. Although we believe fundamentals will deteriorate within the telecom industry, we do not think this deterioration will spur a significant credit-quality downgrade, at least not for the big incumbents. Issue supply, especially in the telecom sector, could play a role in pushing spreads wider in 2006. We stand ready to step in should we perceive attractive valuations.

We believe high-yield markets remain firm, as default rates, despite some high profile cases, are well below the long-term average.

From a currency perspective, we feel it is possible that the market's focus will shift once again to current account balances, which would be bearish for the USD as well as the currencies of other high deficit nations, such as New Zealand and Australia. Our strategy is well positioned for this scenario. Within Europe, we believe the Swedish krona remains the most attractive currency, while the British pound is the most overvalued according to our research.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                        6 MONTHS     INCEPTION*
                                                          ENDED          TO
                                                        12/31/05      12/31/05
-------------------------------------------------------------------------------
UBS ABSOLUTE RETURN BOND FUND CLASS A                      1.63%        1.69%
UBS ABSOLUTE RETURN BOND FUND CLASS C                      1.35         1.36
UBS ABSOLUTE RETURN BOND FUND  CLASS Y                     1.72         1.81
UBS ABSOLUTE RETURN BOND FUND CLASS A**                   -0.95        -0.88
UBS ABSOLUTE RETURN BOND CLASS FUND C**                    0.86         0.87
MERRILL LYNCH U.S. TREASURY 1-3 YEAR INDEX                 0.78         1.36
U.S. LIBOR 3 MONTH INDEX                                   2.05         2.61

* INCEPTION DATE OF UBS ABSOLUTE RETURN BOND SHARES IS 04/27/05. INCEPTION DATE OF THE INDICES, FOR THE PURPOSE OF THIS ILLUSTRATION, IS 04/30/05.
**   RETURNS INCLUDE SALES CHARGES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING            ENDING              EXPENSES PAID
                                              ACCOUNT VALUE      ACCOUNT VALUE          DURING PERIOD*
                                               JULY 1, 2005     DECEMBER 31, 2005      7/1/05 - 12/31/05
--------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00     $        1,016.30      $            5.08
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,020.16                   5.09

CLASS C ACTUAL                                     1,000.00              1,013.50                   6.85
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,018.40                   6.87

CLASS Y ACTUAL                                     1,000.00              1,017.20                   3.81
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)         1,000.00              1,021.44                   3.82

*    EXPENSES ARE EQUAL TO THE FUND'S NET ANNUALIZED EXPENSE RATIOS: CLASS A:
     1.00%, CLASS C: 1.35%, CLASS Y: 0.75%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                PERCENTAGE OF
                                                  NET ASSETS
-------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau
3.250%, due 04/25/08                                  4.1%
Compagnie de Financement Foncier
3.625%, due 01/28/08                                  3.7
Federal National Mortgage Association
6.000%, due 05/15/08                                  2.7
Federal Home Loan Mortgage Corp.
3.750%, due 04/15/07                                  2.0
Federal National Mortgage Association
4.250%, due 07/15/07                                  2.0
Bank of Scotland
6.375%, due 08/16/19                                  1.3%
General Electric Capital Corp.
4.375%, due 01/20/10                                  1.3
National Australia Bank Ltd.
4.250%, due 12/30/08                                  1.2
Citigroup, Inc.
4.625%, due 11/14/07                                  1.1
Deutsche Telekom International Finance BV
8.125%, due 05/29/12                                  1.1
-------------------------------------------------------------
Total                                                20.5%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

U.S. BONDS
U.S. CORPORATE BONDS
  Automobiles                                              0.45%
  Capital Markets                                          0.54
  Commercial Banks                                         0.49
  Commercial Services & Supplies                           0.47
  Communications Equipment                                 0.29
  Consumer Finance                                         1.75
  Containers & Packaging                                   0.52
  Diversified Financial Services                           4.45
  Diversified Telecommunication Services                   1.25
  Electric Utilities                                       1.10
  Electronic Equipment & Instruments                       0.30
  Food & Staples Retailing                                 1.14
  Food Products                                            0.48
  Independent Power Producers & Energy Traders             0.38
  Insurance                                                0.87
  Media                                                    1.49
  Metals & Mining                                          0.26
  Multiline Retail                                         0.33
  Oil & Gas                                                0.55
  Real Estate                                              0.50
  Thrifts & Mortgage Finance                               0.49
  Tobacco                                                  0.82
  Wireless Telecommunication Services                      0.51
  US Treasuries                                            0.33
                                                         ------
      Total U.S. Corporate Bonds                          19.76
Asset-Backed Securities                                    3.84
Collateralized Debt Obligations                            0.98
Commercial Mortgage-Backed Securities                      3.14
Mortgage & Agency Debt Securities                         11.30
                                                         ------
      Total U.S. Bonds                                    39.02*
INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
  Chemicals                                                0.03%
  Collateralized Mortgage Obligations                      0.27
  Commercial Banks                                        17.66
  Communications Equipment                                 0.08
  Construction & Engineering                               0.06
  Containers & Packaging                                   0.16
  Diversified Financial Services                           1.93
  Diversified Telecommunication Services                   3.06
  Electric Utilities                                       1.28
  Food & Staples Retailing                                 0.39
  Food Products                                            0.17
  Industrial Conglomerates                                 0.76
  Insurance                                                0.09
  Machinery                                                0.03
  Media                                                    0.93
  Multi-Utilities & Unregulated Power                      0.73
  Oil & Gas                                                0.36
  Road & Rail                                              0.08
  Water Utilities                                          0.24
  Wireless Telecommunication Services                      0.07
                                                         ------
      Total International Corporate Bonds                 28.38
International Asset-Backed Securities                      0.14
International Collateralized Debt Obligations              0.68
International Mortgage Backed-Securities                   0.21
Foreign Government Bonds                                   3.75
Sovereign/SupraNational Bonds                              0.29
                                                         ------
      Total International Bonds                           33.45*
TOTAL BONDS                                               72.47
INVESTMENT COMPANIES                                      24.04
WARRANTS                                                   0.04
SHORT-TERM INVESTMENT                                     0.33*
                                                         ------
TOTAL INVESTMENTS                                         96.88
CASH AND OTHER ASSETS, LESS LIABILITIES                    3.12
                                                         ------
NET ASSETS                                               100.00%
                                                         ======

* THE FUND HELD SHORT POSITIONS IN U.S. TREASURY NOTE AND BOND FUTURES WHICH DECREASED U.S. BOND EXPOSURE FROM 39.02% TO 38.85%. THE FUND ALSO HELD SHORT INTERNATIONAL STOCK INDEX FUTURES, WHICH RESULTED IN A NET DECREASE TO THE INTERNATIONAL BOND EXPOSURE, FROM 33.45% TO 33.35%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 0.33% TO 0.06%.

                        UBS ABSOLUTE RETURN BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                  FACE
                                                 AMOUNT              VALUE
                                            -----------------   ---------------
BONDS -- 72.47%
U.S. BONDS -- 39.02%
U.S. CORPORATE BONDS -- 19.76%
AES Corp.
  8.750%, due 06/15/08                      $       1,750,000   $     1,837,500
AK Steel Corp.
  7.875%, due 02/15/09                              1,000,000           950,000
Albertson's, Inc.
  7.500%, due 02/15/11                                625,000           637,932
Altria Group, Inc.
  7.000%, due 11/04/13                              1,475,000         1,614,008
American Cellular Corp., Series B
  10.000%, due 08/01/11                             1,750,000         1,898,750
American Express Credit Corp.
  5.500%, due 09/24/07                      GBP     1,945,000         3,388,363
American General Finance Corp.
  5.375%, due 10/01/12                      $         900,000           904,576
AT&T, Inc.
  5.875%, due 02/01/12                                875,000           899,604
Berkshire Hathaway Finance Corp.
  4.125%, due 01/15/10                              2,400,000         2,332,164
Boeing Capital Corp.
  7.375%, due 09/27/10                                825,000           907,799
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                              1,975,000         1,975,000
Cendant Corp.
  6.875%, due 08/15/06                              1,725,000         1,742,705
Cincinnati Bell, Inc.
  7.250%, due 07/15/13                              1,250,000         1,300,000
Citigroup, Inc.
  4.250%, due 02/25/30+                     EUR       300,000           352,627
  4.625%, due 11/14/07                              3,380,000         4,115,031
  5.625%, due 08/27/12                      $       1,750,000         1,803,746
Citizens Communications Co.
  7.625%, due 08/15/08                                875,000           912,188
CMS Energy Corp.
  9.875%, due 10/15/07                                750,000           802,500
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                850,000           899,985
Countrywide Home Loans, Inc.
  2.750%, due 06/12/06                      EUR       225,000           266,153
  3.250%, due 05/21/08                      $       1,900,000         1,824,519
CSC Holdings, Inc., Series B
  8.125%, due 08/15/09                                700,000           707,000
Dynegy Holdings, Inc., 144A
  10.125%, due 07/15/13                             1,250,000         1,412,500
Edison Mission Energy
  10.000%, due 08/15/08                             1,000,000         1,095,000
EOP Operating LP
  7.000%, due 07/15/11                                850,000           909,792
Ford Motor Credit Co.
  5.800%, due 01/12/09                              2,150,000         1,875,529
General Electric Capital Corp.
  3.600%, due 10/15/08                              1,875,000         1,814,981
  4.375%, due 01/20/10                      EUR     3,895,000         4,808,589
General Motors Acceptance Corp.
  6.125%, due 02/01/07                      $       1,750,000         1,670,632
Giant Industries, Inc.
  11.000%, due 05/15/12                               600,000           667,500
Goldman Sachs Group, Inc.
  6.125%, due 02/14/17                      GBP       400,000   $       757,291
Houghton Mifflin Co.
  8.250%, due 02/01/11                      $       1,250,000         1,290,625
HSBC Finance Corp.
  4.625%, due 12/28/06                      GBP       130,000           223,457
  7.875%, due 03/01/07                      $         875,000           903,214
International Lease Finance Corp.
  3.300%, due 01/23/08                              1,875,000         1,820,049
Kinder Morgan Energy Partners LP
  5.800%, due 03/15/35                              1,450,000         1,387,077
Kraft Foods, Inc.
  5.250%, due 06/01/07                              1,775,000         1,782,207
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                875,000           911,621
MCI, Inc.
  6.908%, due 05/01/07                                600,000           604,500
Mediacom Broadband LLC
  11.000%, due 07/15/13                               950,000         1,021,250
Morgan Stanley
  5.300%, due 03/01/13                                900,000           901,805
Nevada Power Co., Series E
  10.875%, due 10/15/09                               325,000           355,063
Owens-Illinois, Inc.
  7.350%, due 05/15/08                              1,900,000         1,923,750
Safeway, Inc.
  4.800%, due 07/16/07                                900,000           896,090
Sanmina-SCI Corp.
  10.375%, due 01/15/10                             1,000,000         1,105,000
Sheridan Group, Inc.
  10.250%, due 08/15/11                               500,000           514,375
Simon Property Group LP, 144A
  5.375%, due 06/01/11                                925,000           927,211
Sinclair Broadcast Group, Inc.
  8.750%, due 12/15/11                              1,525,000         1,605,063
Sprint Capital Corp.
  8.750%, due 03/15/32                                700,000           928,956
UST, Inc.
  6.625%, due 07/15/12                              1,375,000         1,429,777
Wal-Mart Stores, Inc.
  4.750%, due 01/29/13                      GBP       695,000         1,210,028
  6.875%, due 08/10/09                      $       2,525,000         2,687,299
Wells Fargo & Co.
  5.125%, due 02/15/07                              1,800,000         1,803,744
                                                                ---------------
                                                                     73,316,125
                                                                ---------------
ASSET-BACKED SECURITIES -- 3.84%
Ajax One Ltd.,
  2A, Class C, 144A+
  6.839%, due 09/08/32                                500,000           475,000
First Franklin Mortgage Loan Asset Backed
  Certificates, 05-FFA, Class B4, 144A (a)
  6.000%, due 03/25/25                              1,000,000           830,000
First Franklin Mortgage Loan Asset Backed
  Certificates, 05-FFA, Class B5, 144A (a)
  6.000%, due 03/25/25                              1,000,000           790,631
Green Tree Financial Corp.,
  99-3, Class A6
  6.500%, due 02/01/31                              1,150,000         1,165,963

                                                  FACE
                                                 AMOUNT              VALUE
                                            -----------------   ---------------
GSAMP Trust,
  05-S1, Class B1 (a)
  6.208%, due 12/25/34                      $       1,750,000   $     1,724,395
Hyundai Auto Receivables Trust,
  05-A, Class D
  4.450%, due 02/15/12                              1,000,000           977,658
Merrill Lynch Mortgage Investors, Inc.,
  05-SL3, Class B3+
  6.529%, due 07/25/36                              2,450,000         2,427,318
Metris Master Trust,
  01-2, Class C, 144A+
  6.270%, due 11/20/09                              2,500,000         2,512,012
MMCA Automobile Trust,
  02-1, Class C
  6.200%, due 01/15/10                              1,579,331         1,566,193
Wells Fargo Home Equity Trust,
  05-3, Class M7+
  5.529%, due 11/25/35                              1,775,000         1,766,125
                                                                ---------------
                                                                     14,235,295
                                                                ---------------
COLLATERALIZED DEBT OBLIGATIONS -- 0.98%
Ares X CLO Ltd.,
  05-1A, Class D2, 144A+
  6.109%, due 09/18/17                                500,000           497,500
Hereford Street ABS CDO Ltd.,
  05-1A, Class D, 144A+
  7.360%, due 01/03/45                                700,000           696,500
MARC CDO PLC,
  1A, Class E, 144A+
  11.480%, due 03/13/53                               350,000           350,000
PSION Synthetic CDO PLC,
  I-A, Class E, 144A+
  9.750%, due 12/21/15                                330,000           330,000
Spirit CBO,
  04-2A, Class D, 144A+
  5.141%, due 10/27/10                                800,000           760,000
Tricadia CDO Ltd,
  05-4A, Class B1L, 144A+
  7.741%, due 12/11/40                                540,000           537,300
Tricadia CDO Ltd.,
  05-3A, Class B1L, 144A+
  8.021%, due 06/25/41                                497,321           487,374
                                                                ---------------
                                                                      3,658,674
                                                                ---------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES -- 3.14%
Asset Securitization Corp.,
  97-D4, Class B1
  7.525%, due 04/14/29                              1,700,000         1,893,492
Banc of America Large Loan,
  05-ESHA, Class J, 144A+
  6.017%, due 07/14/20                              1,250,000         1,249,831
Bear Stearns Commercial Mortgage
  Securities, 05-LXR1, Class J, 144A+
  6.019%, due 09/15/18                              2,050,000         2,090,359
GS Mortgage Securities Corp.,
  II, 98-GLII, Class F, 144A+
  6.970%, due 04/13/31                              1,650,000         1,725,922
Hilton Hotel Pool Trust,
  00-HLTA, Class C, 144A
  7.458%, due 10/03/15                              1,000,000         1,065,801
Nomura Asset Securities Corp.,
  98-D6, Class B1, 144A
  6.000%, due 03/15/30                        $     1,472,000   $     1,516,263
TW Hotel Funding 2005 LLC,
  05-LUX, Class L
  5.939%, due 01/15/21                              2,100,000         2,099,998
                                                                ---------------
                                                                     11,641,666
                                                                ---------------
MORTGAGE & AGENCY DEBT SECURITIES -- 11.30%
C.S. First Boston Mortgage Securities
  Corp., 05-8, Class 8A1
  7.000%, due 09/25/35                                917,743           944,048
Federal Home Loan Mortgage Corp.
  3.750%, due 04/15/07                              7,355,000         7,262,415
  3.875%, due 01/12/09                              3,675,000         3,582,030
  4.750%, due 11/17/15                              3,635,000         3,607,672
Federal National Mortgage Association
  5.000%, TBA                                       3,740,000         3,623,125
  4.250%, due 07/15/07                              7,290,000         7,235,697
  5.250%, due 01/15/09                              1,775,000         1,802,090
  6.000%, due 05/15/08                              9,725,000         9,997,271
  6.000%, due 05/15/11                              1,750,000         1,850,865
  6.250%, due 02/01/11                              1,750,000         1,848,192
Structured Adjustable Rate Mortgage
  Loan Trust, 05-21, Class 6AX++
  5.500%, due 11/25/35                                977,296           158,352
                                                                ---------------
                                                                     41,911,757
                                                                ---------------
Total U.S. Bonds                                                    144,763,517
                                                                ---------------
INTERNATIONAL BONDS -- 33.45%
INTERNATIONAL CORPORATE BONDS -- 28.38%
AUSTRALIA --1.58%
National Australia Bank Ltd.
  4.250%, due 12/30/08                      GBP     2,600,000         4,432,901
  4.500%, due 06/23/16+                     EUR     1,155,000         1,435,250
                                                                ---------------
                                                                      5,868,151
                                                                ---------------
BELGIUM -- 0.08%
Societe Nationale de Chemins de
  Fer Belge Holding
  5.000%, due 04/24/18                      GBP       170,000           307,917
                                                                ---------------
CANADA -- 0.08%
Nortel Networks Ltd.
  6.125%, due 02/15/06                      $         300,000           300,000
                                                                ---------------
FINLAND -- 0.48%
Fortum Oyj, Series BR (a)
  6.100%, due 02/19/08                      EUR     1,420,000         1,781,497
                                                                ---------------
FRANCE -- 6.53%
Alstom
  6.250%, due 03/03/10                      EUR       100,000           124,700
BNP Paribas
  5.250%, due 12/17/12                                330,000           433,552
Compagnie de Financement Foncier (b)
  3.625%, due 01/28/08                             11,360,000        13,626,162
Credit Lyonnais S.A.+
  5.000%, due 11/15/12                              2,765,000         3,386,010

                                                  FACE
                                                  AMOUNT             VALUE
                                            -----------------   ---------------
France Telecom S.A
  7.000%, due 03/14/08                      EUR     1,275,000   $     1,621,121
  7.250%, due 01/28/13                                485,000           694,687
Groupe Auchan S.A
  4.125%, due 05/04/11                                195,000           237,762
Societe Generale
  5.625%, due 02/13/12                              1,570,000         2,085,489
Societe Television Francaise 1
  4.375%, due 11/12/10                                560,000           689,110
Total Capital S.A
  3.750%, due 02/11/10                                370,000           447,535
Veolia Environnement
  5.375%, due 05/28/18                                675,000           887,143
                                                                ---------------
                                                                     24,233,271
                                                                ---------------
GERMANY -- 7.83%
DEPFA Deutsche Pfandbriefbank AG
  4.750%, due 07/16/07                      EUR     3,180,000         3,866,489
Gerresheimer Holdings GmBH
  7.875%, due 03/01/15                                400,000           471,192
Hypothekenbank in Essen AG
  5.500%, due 02/20/07                              1,595,000         1,943,133
Kreditanstalt fuer Wiederaufbau
  3.250%, due 04/25/08                             12,650,000        15,080,571
  5.375%, due 12/07/07                      GBP     1,440,000         2,524,704
  5.550%, due 06/07/21                                600,000         1,167,288
Landwirtschaftliche Rentenbank
  0.650%, due 09/30/08                      JPY   466,000,000         3,979,518
                                                                ---------------
                                                                     29,032,895
                                                                ---------------
IRELAND -- 2.08%
Anglo Irish Bank Corp. PLC
  5.000%, due 12/12/07                      GBP     1,895,000         3,283,626
Depfa ACS Bank
  0.750%, due 09/22/08                      JPY   460,000,000        3,939,045
Eircom Funding
  8.250%, due 08/15/13                      EUR       380,000           498,244
                                                                ---------------
                                                                      7,720,915
                                                                ---------------
ITALY -- 0.24%
ENI SpA
  6.125%, due 06/09/10                      EUR       670,000           887,723
                                                                ---------------
LUXEMBOURG -- 1.37%
SGL Carbon Luxembourg S.A
  8.500%, due 02/01/12                      EUR       100,000           129,637
Telecom Italia Finance S.A
  5.875%, due 01/24/08                              2,680,000         3,335,565
  7.250%, due 04/20/11                                450,000           618,571
  7.750%, due 01/24/33                                630,000         1,011,830
                                                                ---------------
                                                                      5,095,603
                                                                ---------------
NETHERLANDS -- 2.95%
Bank Nederlandse Gemeenten NV
  2.875%, due 05/15/07                      EUR       420,000           497,524
Cimpor Financial Operations BV
  4.500%, due 05/27/11                                110,000           133,276
Clondalkin Industries BV
  8.000%, due 03/15/14                                100,000           126,233
Deutsche Telekom International
  Finance BV  EUR                                   2,770,000   $     4,087,002
  8.125%, due 05/29/12
Fixed-Link Finance BV, Series G2-X+
  5.750%, due 02/02/09                                800,000           995,423
RWE Finance BV
  4.625%, due 08/17/10                      GBP       600,000         1,031,258
  4.625%, due 07/23/14                      EUR       225,000           287,048
  5.375%, due 04/18/08                                770,000           956,860
Siemens Financieringsmaatschappij NV
  5.500%, due 03/12/07                              2,320,000         2,828,539
                                                                ---------------
                                                                     10,943,163
                                                                ---------------
SWEDEN -- 0.46%
Svenska Handelsbanken AB+
  6.125%, due 12/31/49                      GBP       945,000         1,687,330
                                                                ---------------
UNITED KINGDOM -- 4.70%
Alliance & Leicester PLC
  4.250%, due 12/30/08                      GBP       600,000         1,021,855
Anglian Water Services Financing PLC
  4.625%, due 10/07/13                      EUR       225,000           283,692
Aviva PLC+
  5.250%, due 10/02/23                                250,000           323,699
BAA PLC
  7.875%, due 02/10/07                      GBP       125,000           222,585
Bank of Scotland
  6.375%, due 08/16/19                              2,495,000         4,957,677
Barclays Bank PLC+
  4.750%, due 3/15/49                       EUR     1,250,000         1,413,725
Fleet Street Finance One PLC+
  4.891%, due 07/20/14                      GBP       575,427           990,022
National Grid Electricity
  Transmission PLC
  4.125%, due 09/18/08                      EUR       800,000           971,579
  4.750%, due 12/10/10                      GBP       590,000         1,021,660
Ono Finance PLC+
  10.821%, due 05/15/14                     EUR       450,000           564,720
Pearson PLC
  6.125%, due 02/01/07                              1,785,000         2,182,135
Tesco PLC
  4.750%, due 04/13/10                                615,000           768,951
  6.625%, due 10/12/10                      GBP       230,000           430,780
United Biscuits Finance PLC
  10.750%, due 04/15/11                               340,000           622,993
United Utilities Water PLC
  6.625%, due 11/08/07                      EUR     1,105,000         1,390,785
Vodafone Group PLC
  5.750%, due 10/27/06                                215,000           260,328
                                                                ---------------
                                                                     17,427,186
                                                                ---------------
Total International Corporate Bonds                                 105,285,651
                                                                ---------------
INTERNATIONAL ASSET-BACKED
  SECURITIES -- 0.14%
CAYMAN ISLANDS -- 0.08%
Herald Ltd.+
  7.991%, due 09/16/45                      $         300,000           300,000
                                                                ---------------

                                                   FACE
                                                  AMOUNT             VALUE
                                            -----------------   ---------------
UNITED KINGDOM -- 0.06%
Granite Master Issuer PLC,
  05-1, Class A5+
  2.571%, due 12/20/54                      EUR       190,000   $       225,021
                                                                ---------------
Total International
  Asset-Backed Securities                                               525,021
                                                                ---------------
INTERNATIONAL COLLATERALIZED
  DEBT OBLIGATIONS -- 0.68%
Black Diamond CLO Ltd.,
  05-2A, Class D, 144A+
  6.131%, due 01/07/18                      $         300,000           300,000
Black Diamond CLO Ltd.,
  05-2A, Class E1, 144A+
  8.831%, due 01/07/18                                250,000           250,000
Black Diamond CLO Ltd.,
  05-1A, Class E+
  9.500%, due 06/20/17                                350,000           353,664
Four Corners CLO,
  06-1A, Series E, 144A+
  9.300%, due 01/26/20                                285,000           285,000
Gresham Street CDO Funding,
  03-1X, Class D+
  7.541%, due 11/07/33                                100,000           105,000
Lenox CDO Ltd.,
  05-1A, Class E1, 144A+
  8.097%, due 05/14/43                                250,000           241,875
Madison Avenue CDO Ltd.,
  2X, Class A+
  4.570%, due 03/24/14                                756,821           742,441
Menton CDO PLC,
  IIA, Class E, 144A+
  11.194%, due 10/24/53                               250,000           250,000
                                                                ---------------
Total International
  Collateralized Debt Obligations                                     2,527,980
                                                                ---------------
INTERNATIONAL MORTGAGE-BACKED
  SECURITIES -- 0.21%
NETHERLANDS -- 0.21%
Delphinus BV,
  00-1, Class B+
  6.250%, due 06/26/32                      EUR       500,000           658,337
Whinstone Capital Management Ltd.,
  1X, Class B2+
  3.196%, due 10/25/44                                100,000           118,568
                                                                ---------------
Total International
  Mortgage-Backed Securities                                            776,905
                                                                ---------------
FOREIGN GOVERNMENT BONDS -- 3.75%
ARGENTINA -- 1.51%
Republic of Argentina
  0.000%, due 12/31/33 @                    ARS     7,400,000         2,856,012
  4.005%, due 08/03/12+                     $       3,500,000         2,740,500
                                                                ---------------
                                                                      5,596,512
                                                                ---------------
INDONESIA -- 0.56%
Republic of Indonesia
  7.500%, due 01/15/16                      $       1,200,000   $     1,245,000
Republic of Indonesia, 144A
  7.500%, due 01/15/16                                800,000           830,000
                                                                ---------------
                                                                      2,075,000
                                                                ---------------
PHILIPPINES -- 0.53%
National Power Corp.
  9.875%, due 03/16/10                      $       1,800,000         1,971,000
                                                                ---------------
RUSSIA -- 0.65%
Russian Federation (a)
  5.000%, due 03/31/30                      $       2,150,000         2,424,125
                                                                ---------------
SWEDEN -- 0.50%
Government of Sweden
  6.500%, due 05/05/08                      SEK    13,500,000         1,838,971
                                                                ---------------
Total Foreign Government Bonds                                       13,905,608
                                                                ---------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.29%
European Investment Bank
  6.250%, due 04/15/14                      GBP       550,000         1,067,794
                                                                ---------------
Total International Bonds                                           124,088,959
                                                                ---------------
Total Bonds (Cost $273,175,847)                                     268,852,476
                                                                ---------------

                                                 SHARES
                                            -----------------
INVESTMENT COMPANIES* -- 24.04%
UBS U.S. Cash Management Prime
  Relationship Fund                                34,765,653        34,765,653
UBS U.S. Securitized Mortgage
  Relationship Fund                                 4,550,562        54,432,001
                                                                ---------------
Total Investment Companies
  (Cost $88,765,653)                                                 89,197,654
                                                                ---------------

                                                NUMBER OF
                                                 WARRANTS
                                            -----------------
WARRANTS -- 0.04%
ARGENTINA -- 0.04%
Republic of Argentina (c)
  expires 12/15/35 (Cost $44,185)                   8,208,456           132,678
                                                                ---------------

                                                  FACE
                                                  AMOUNT
                                            -----------------
SHORT-TERM INVESTMENT -- 0.33%
U.S. GOVERNMENT OBLIGATIONS -- 0.33%
U.S. Treasury Bills,
  yield of 3.35%, due 01/05/06 (d)
  (Cost $1,219,532)                         $       1,220,000         1,219,391
                                                                ---------------
Total Investments -- 96.88%
  (Cost $363,205,217)                                               359,402,199
Cash and other assets,
  less liabilities -- 3.12%                                          11,576,108
                                                                ---------------
Net Assets -- 100.00%                                           $   370,978,307
                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes which was substantially the same for book purposes, was $363,205,217; and net unrealized depreciation consisted of:

     Gross unrealized appreciation                              $     1,045,132
     Gross unrealized depreciation                                   (4,848,150)
                                                                ---------------
          Net unrealized depreciation                           $    (3,803,018)
                                                                ===============

+ Floating rate securities -- The interest rates shown are the current rates as of December 31, 2005.
++ Interest Only Security -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.
@       Reflects annualized yield at December 31, 2005 on zero coupon bond.
(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) All or a portion of this security is segregated for "to be announced" ("TBA") securities.
(c)     Non-income producing security.
(d)     The security was pledged to cover margin requirements for futures contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $22,386,079 or 6.03% of net assets.
TBA (To be Announced) Security is purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specified mortgage pools are assigned.
*       Investments in affiliated mutual funds.
ARS     Argentine Peso
CBO     Collateralized Bond Obligations
CDO     Collateralized Debt Obligations
CLO     Collateralized Loan Obligations
EUR     Euro
GBP     British Pound
JPY     Japanese Yen
SEK     Swedish Krona

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of December 31, 2005:

                                                                                             UNREALIZED
                                             CONTRACTS TO      IN EXCHANGE      MATURITY    APPRECIATION/
                                                DELIVER            FOR            DATE     (DEPRECIATION)
                                             ------------   -----------------   --------   --------------
British Pounds                                 17,970,000   USD    31,183,700   03/10/06   $      269,311
Euro                                           79,600,000   USD    94,096,354   03/10/06         (479,060)
Japanese Yen                                 1,221,400,00   USD    10,205,548   03/10/06         (234,332)
                                                                                           --------------
  Total net unrealized depreciation on
   forward foreign currency contracts                                                      $     (444,081)
                                                                                           ==============

Currency Type Abbreviation
USD     United States Dollar

FUTURES CONTRACTS
UBS Absolute Return Bond Fund had the following open futures contracts as of December 31, 2005:

                                                                                                           UNREALIZED
                                                            EXPIRATION                                    APPRECIATION/
                                                               DATE         PROCEEDS         VALUE       (DEPRECIATION)
                                                            ----------   -------------   -------------   --------------
U.S. TREASURY FUTURES SALE CONTRACTS:
2 Year U.S. Treasury Notes, 200 contracts                    Mar 2006    $  41,042,950   $  41,037,500   $        5,450
5 Year U.S. Treasury Notes, 688 contracts                    Mar 2006       72,954,126      73,164,500         (210,374)
10 Year U.S. Treasury Notes, 171 contracts                   Mar 2006       18,597,301      18,708,469         (111,168)
30 Year U.S. Treasury Bonds, 183 contracts                   Mar 2006       20,594,190      20,896,313         (302,123)

INDEX FUTURES SALE CONTRACTS:
Japanese 10 Year Bond, 9 contracts (JPY)                     Mar 2006       10,449,666      10,481,621          (31,955
Long Gilt, 225 contracts (GBP)                               Mar 2006       43,983,592      44,305,026         (321,434)

INTEREST RATE FUTURES SALE CONTRACTS:
Euro-Bund,68 contracts (EUR)                                 Mar 2006        9,741,375       9,808,754          (67,379)
Euro-Bobl, 191 contracts (EUR)                               Mar 2006       25,564,260      25,531,762           32,498
Euro-Schatz, 76 contracts (EUR)                              Mar 2006        9,493,298       9,473,165           20,133
                                                                                                         --------------
  Total net unrealized depreciation on futures contracts                                                 $     (986,352)
                                                                                                         ==============

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at December 31, 2005 was $2,301,278.

Currency Type Abbreviations
EUR     Euro
GBP     British Pound
JPY     Japanese Yen

                 See accompanying notes to financial statements.

UBS HIGH YIELD FUND

For the six-month period ended December 31, 2005, Class A shares of UBS High Yield Fund (the "Fund") returned 0.69% (a decline of 3.88% after the deduction of the maximum sales charge) and Class Y shares returned 0.82%, versus the 1.77% return of the Fund's benchmark, the Merrill Lynch U.S. High Yield Cash Pay Constrained Index (the "Index"). (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 102; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

September and October were particularly challenging months for the high-yield market, and negatively impacted the Fund's absolute returns for the period. Throughout the past six months, sector and security selection detracted from the Fund's returns relative to the benchmark. Option-adjusted high-yield spreads tightened significantly during the period as the yield curve continued to flatten. The yield on the high-yield market at the end of December was 7.98%.

SECURITY SELECTION AND SECTOR WEIGHTINGS PRODUCED DISAPPOINTING RESULTS

During the period, the US high-yield market moved higher, driven mostly by gains in the B-rated sector. Delta Airlines and Northwest Airlines both filed for bankruptcy during the third quarter and put significant pressure on the entire airline industry, but, on the whole, it recovered as the period progressed. Autos, meanwhile, declined sharply in the fourth quarter after Delphi (which is not held in the portfolio) filed for bankruptcy in early October. At the same time, the recent downgrade of Ford and Ford Motor Credit Co. put these issuers firmly in high yield territory. Despite the fact that the Fund held an underweight position in the sector during the fourth quarter in anticipation of these challenges, our security selection detracted from returns.

Two industries that posted disappointing returns were paper and electric utilities. The Fund held a underweight position in electric utilities throughout the period, but despite our limited exposure, our holdings in the sector still had a significant negative impact on returns. The Fund's exposure to paper companies, on the other hand, represented a modest overweight. The sector failed to appreciate during the period, and security selection again detracted further from relative returns.

During the period, we repositioned the portfolio by de-emphasizing CCC-rated securities and by adding to bonds in the gaming and broadcasting sectors. We expect CCC-rated bonds to continue to underperform as the credit cycle ages. We believe that gaming and broadcasting companies have solid cash flows and substantial asset coverage. Both sectors provided good relative value, especially near the end of 2005. We have also increased our exposure to the printing and publishing sector, also due to good relative value. We continue to overweight B-rated bonds relative to BB-rated bonds due to the expectation that the economy remains stable. We also continue to add to bonds that we believe could experience positive events, such as tenders or mergers and acquisitions. Several bonds in the portfolio were tendered during the period.

MARKET FUNDAMENTALS APPEAR SOLID HEADING INTO 2006

Going into 2006, fundamentals for the US high-yield market remain firm. Default rates, despite some high profile cases, remain well below the long-term average and, although we expect them to rise in the second half of 2006, are expected to remain below long-term averages throughout the coming year. Credit improvement, although slowing, should provide a solid backdrop for the market. However, we believe many of these positive fundamentals are priced into the market given the current spreads. With the outlook for the economy stable, default rates low, the continuing opportunity for positive events, and fairly tight high-yield spreads, we believe that the market should be positioned positively over the coming months.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE SEMIANNUAL PERIOD ENDED DECEMBER 31, 2005. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF FEBRUARY 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                           6 MONTHS    1 YEAR     5 YEARS   INCEPTION*
                                             ENDED     ENDED       ENDED        TO
                                           12/31/05   12/31/05   12/31/05    12/31/05
--------------------------------------------------------------------------------------
UBS HIGH YIELD FUND CLASS A                  0.69%      0.52%      7.46%        5.10%
UBS HIGH YIELD FUND CLASS B                  0.30      -0.28        N/A         8.12
UBS HIGH YIELD FUND CLASS C                  0.44      -0.13        N/A         8.40
UBS HIGH YIELD FUND CLASS Y                  0.82       0.68       7.75         5.80
UBS HIGH YIELD FUND CLASS A**               -3.88      -3.99       6.48         4.42
UBS HIGH YIELD FUND CLASS B**               -4.54      -4.92        N/A         7.75
UBS HIGH YIELD FUND CLASS C**               -0.29      -0.83        N/A         8.40
MERRILL LYNCH U.S. HIGH YIELD
  CASH PAY INDEX                             1.59       2.83       8.76         5.71
MERRILL LYNCH U.S. HIGH YIELD CASH PAY
  CONSTRAINED INDEX                          1.77       2.85      13.11         5.83

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A SHARES IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C SHARES IS 11/07/01. INCEPTION DATE OF CLASS Y SHARES AND INDICES IS 09/30/97. INCEPTION DATE FOR THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX IS DECEMBER 31, 1996.
**   RETURNS INCLUDE SALES CHARGES.

THE FUND'S BENCHMARK INDEX CHANGED FROM THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY INDEX TO THE MERRILL LYNCH U.S. HIGH YIELD CASH PAY CONSTRAINED INDEX ON JUNE 01, 2005. THIS CHANGE WAS MADE DUE TO THE DOWNGRADE OF GENERAL MOTORS (GM) DISCUSSED IN THIS REPORT, AND ITS IMPACT ON HIGH YIELD INDICES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING           ENDING          EXPENSES PAID
                                                    ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                                    JULY 1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
---------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                      $    1,000.00   $        1,006.90   $            6.07
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)               1,000.00            1,019.16                6.11

CLASS B ACTUAL                                           1,000.00            1,003.00                9.84
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)               1,000.00            1,015.38                9.91

CLASS C ACTUAL                                           1,000.00            1,004.40                8.59
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)               1,000.00            1,016.64                8.64

CLASS Y ACTUAL                                           1,000.00            1,008.20                4.81
        HYPOTHETICAL
        (5% ANNUAL RETURN BEFORE EXPENSES)               1,000.00            1,020.42                4.84

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS: CLASS A:
     1.20%, CLASS B: 1.95%, CLASS C: 1.70%, CLASS Y: 0.95%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                           PERCENTAGE OF
                                                             NET ASSETS
------------------------------------------------------------------------
Le-Natures, Inc., 144A
10.000%, due 06/15/13                                            1.7%
General Motors Acceptance Corp.
7.250%, due 03/02/11                                             1.4
AK Steel Corp.
7.750%, due 06/15/12                                             1.3
Ford Motor Credit Co.
7.375%, due 10/28/09                                             1.3
Rhodia S.A
10.250%, due 06/01/10                                            1.2
American Airlines, Inc.
8.608%, due 04/01/11                                             1.2
American Cellular Corp.
10.000%, due 08/01/11                                            1.2
Wheeling Island Gaming, Inc.
10.125%, due 12/15/09                                            1.2
Gulfmark Offshore, Inc.
7.750%, due 07/15/14                                             1.2
General Motors Nova Scotia Finance Co.
6.850%, due 10/15/08                                             1.1
------------------------------------------------------------------------
Total                                                           12.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
  Aerospace & Defense                                               1.96%
  Airlines                                                          1.24
  Auto Components                                                   1.42
  Automobiles                                                       1.25
  Beverages                                                         1.67
  Chemicals                                                         3.56
  Commercial Services & Supplies                                    3.60
  Construction & Engineering                                        1.27
  Consumer Finance                                                  1.44
  Containers & Packaging                                            4.57
  Distributors                                                      0.49
  Diversified Telecommunication Services                            3.06
  Electric Utilities                                                0.75
  Energy Equipment & Services                                       0.73
  Food & Staples Retailing                                          1.63
  Food Products                                                     2.23
  Health Care Equipment & Supplies                                  0.57
  Health Care Providers & Services                                  2.96
  Hotels, Restaurants & Leisure                                    11.27
  Household Durables                                                2.80
  Household Products                                                1.97
  Internet & Catalog Retail                                         0.47
  IT Services                                                       0.55
  Leisure Equipment & Products                                      2.01
  Machinery                                                         1.30
  Media                                                             9.73
  Metals & Mining                                                   2.46
  Multi-Utilities & Unregulated Power                               0.46
  Office Electronics                                                0.70
  Oil & Gas                                                         5.39%
  Paper & Forest Products                                           2.16
  Personal Products                                                 0.92
  Road & Rail                                                       0.71
  Software                                                          1.00
  Specialty Retail                                                  0.68
  Textiles, Apparel & Luxury Goods                                  3.16
  Transportation Infrastructure                                     1.18
  Wireless Telecommunication Services                               2.28
                                                                  ------
    Total U.S. Corporate Bonds                                     85.60
INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
  Automobiles                                                       1.09
  Chemicals                                                         2.46
  Diversified Telecommunication Services                            0.85
  Energy Equipment and Services                                     0.82
  Food & Staples Retailing                                          1.04
  Household Durables                                                0.68
  Transportation Infrastructure                                     0.52
  Paper & Forest Products                                           1.13
  Wireless Telecommunications Services                              0.23
                                                                  ------
    Total International Corporate Bonds                             8.82
TOTAL BONDS                                                        94.42
SHORT-TERM INVESTMENT                                               4.73
                                                                  ------
TOTAL INVESTMENTS                                                  99.15
CASH AND OTHER ASSETS, LESS LIABILITIES                             0.85
                                                                  ------
NET ASSETS                                                        100.00%
                                                                  ======

                 UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

                                                  FACE
                                                 AMOUNT            VALUE
                                              -------------   ---------------
BONDS -- 94.42%
U.S. BONDS -- 85.60%
U.S. CORPORATE BONDS -- 85.60%
AAC Group Holding Corp. (a)
  0.000%, due 10/01/12                        $   1,450,000   $     1,047,625
Activant Solutions, Inc.
  10.500%, due 06/15/11                           1,000,000         1,095,000
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                             250,000           201,250
Advanstar Communications, Inc.
  10.750%, due 08/15/10                             750,000           822,187
Aearo Co. I
  8.250%, due 04/15/12                            1,000,000         1,015,000
Affinion Group, Inc., 144A
  10.125%, due 10/15/13                             500,000           487,500
Ahern Rentals, Inc., 144A
  9.250%, due 08/15/13                              750,000           789,375
AK Steel Corp.
  7.750%, due 06/15/12                            1,600,000         1,444,000
American Airlines, Inc.
  8.608%, due 04/01/11                            1,375,000         1,366,215
American Cellular Corp.
  10.000%, due 08/01/11                           1,250,000         1,356,250
American Rock Salt Co. LLC
  9.500%, due 03/15/14                              900,000           909,000
Ameripath, Inc.
  10.500%, due 04/01/13                             675,000           715,500
AmeriQual Group LLC, 144A
  9.000%, due 04/01/12                            1,000,000         1,037,500
Amscan Holdings, Inc.
  8.750%, due 05/01/14                              750,000           631,875
Atlas Pipeline Partners LP, 144A
  8.125%, due 12/15/15                              800,000           807,000
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                              375,000           393,750
Berry Plastics Corp.
  10.750%, due 07/15/12                           1,000,000         1,075,000
Brookstone Co., Inc., 144A
  12.000%, due 10/15/12                             550,000           514,250
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                              750,000           712,500
Buffets, Inc.
  11.250%, due 07/15/10                             725,000           739,500
Cadmus Communications Corp.
  8.375%, due 06/15/14                              550,000           565,125
Carriage Services, Inc.
  7.875%, due 01/15/15                              615,000           625,763
CCH I LLC, 144A
  11.000%, due 10/01/15                             644,000           540,960
Cellu Tissue Holdings, Inc.
  9.750%, due 03/15/10                            1,050,000         1,039,500
Century Aluminum Co.
  7.500%, due 08/15/14                              350,000           344,750
Cenveo Corp.
  9.625%, due 03/15/12                              800,000           864,000
Chaparral Energy, Inc., 144A
  8.500%, due 12/01/15                              525,000           543,375
Charter Communications Operating LLC, 144A
  8.000%, due 04/30/12                              650,000           646,750
Cincinnati Bell, Inc.
  8.375%, due 01/15/14                        $   1,000,000   $       983,750
Circus & Eldorado Joint Venture Corp.
  10.125%, due 03/01/12                             650,000           687,375
Clarke American Corp.,144A
  11.750%, due 12/15/13                             500,000           500,000
Clayton Williams Energy, Inc.
  7.750%, due 08/01/13                              750,000           720,000
Collins & Aikman Floor Cover, Series B
  9.750%, due 02/15/10                              400,000           352,000
Comstock Resources, Inc.
  6.875%, due 03/01/12                              500,000           489,375
Cooper Standard Automotive, Inc.
  8.375%, due 12/15/14                              750,000           570,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                            1,225,000         1,176,000
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                              300,000           298,500
  8.125%, due 08/15/09                            1,175,000         1,186,750
Da-Lite Screen Co., Inc.
  9.500%, due 05/15/11                              900,000           945,000
Dole Food Co., Inc.
  8.875%, due 03/15/11                              500,000           512,500
DRS Technologies, Inc.
  6.875%, due 11/01/13                              900,000           860,625
Dycom Industries, Inc., 144A
  8.125%, due 10/15/15                              600,000           600,000
Energy Partners Ltd.
  8.750%, due 08/01/10                              750,000           768,750
Equinox Holdings, Inc.
  9.000%, due 12/15/09                              750,000           801,562
FastenTech, Inc.
  11.500%, due 05/01/11                           1,000,000           980,000
Ford Motor Credit Co.
  7.375%, due 10/28/09                            1,550,000         1,374,673
General Motors Acceptance Corp.
  7.250%, due 03/02/11                            1,725,000         1,585,513
Georgia-Pacific Corp.
  8.875%, due 05/15/31                              615,000           616,538
Giant Industries, Inc.
  11.000%, due 05/15/12                             845,000           940,062
Gregg Appliances, Inc.
  9.000%, due 02/01/13                              875,000           791,875
GSC Holdings Corp., 144A
  8.000%, due 10/01/12                              800,000           752,000
Gulfmark Offshore, Inc.
  7.750%, due 07/15/14                            1,250,000         1,300,000
Herbst Gaming, Inc., 144A
  8.125%, due 06/01/12                               75,000            78,000
Hercules, Inc.
  6.500%, due 06/30/29                              825,000           612,563
Hertz Corp., 144A
  8.875%, due 01/01/14                              325,000           331,094
Houghton Mifflin Co. (a)
  0.000%, due 10/15/13                            1,450,000         1,138,250
Hydrochem Industrial Services, 144A
  9.250%, due 02/15/13                              450,000           432,000
Ingles Markets, Inc.
  8.875%, due 12/01/11                              325,000           336,375

                                                  FACE
                                                 AMOUNT            VALUE
                                              -------------   ---------------
Insight Communications Co., Inc. (a)
  0.000%, due 02/15/11                        $   1,000,000   $     1,045,000
Interface, Inc.
  10.375%, due 02/01/10                           1,000,000         1,082,500
Isle of Capri Casinos, Inc.
  7.000%, due 03/01/14                              900,000           877,500
Jacobs Entertainment Co.
  11.875%, due 02/01/09                             505,000           535,931
Jafra Cosmetics International, Inc.
  10.750%, due 05/15/11                             489,000           535,455
Kansas City Southern Railway Co.
  7.500%, due 06/15/09                              750,000           774,375
Land O' Lakes, Inc.
  8.750%, due 11/15/11                              825,000           866,250
Landry's Restaurants, Inc.
  7.500%, due 12/15/14                              850,000           794,750
Le-Natures, Inc., 144A
  10.000%, due 06/15/13                           1,750,000         1,837,500
Levi Strauss & Co.
  12.250%, due 12/15/12                             925,000         1,031,375
LIN Television Corp.
  6.500%, due 05/15/13                              750,000           719,063
Mandalay Resort Group
  6.500%, due 07/31/09                            1,000,000         1,011,250
Mediacom LLC
  9.500%, due 01/15/13                            1,015,000           990,894
Midwest Generation LLC
  8.750%, due 05/01/34                              750,000           825,937
Mirant North America LLC, 144A
  7.375%, due 12/31/13                              500,000           505,625
MTR Gaming Group, Inc.
  9.750%, due 04/01/10                              850,000           907,375
Nexstar Finance Holdings LLC (a)
  0.000%, due 04/01/13                              675,000           508,781
Nexstar Finance, Inc.
  7.000%, due 01/15/14                              500,000           458,125
Omnova Solutions, Inc.
  11.250%, due 06/01/10                             750,000           781,875
Owens-Illinois, Inc.
  7.800%, due 05/15/18                            1,200,000         1,194,000
Pantry, Inc.
  7.750%, due 02/15/14                              750,000           750,000
Pathmark Stores, Inc.
  8.750%, due 02/01/12                              750,000           700,313
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                            1,000,000         1,030,000
Pinnacle Foods Holding Corp.
  8.250%, due 12/01/13                              750,000           714,375
Pliant Corp.
  11.125%, due 09/01/09                             575,000           511,750
Pogo Producing Co., 144A
  6.875%, due 10/01/17                              350,000           341,250
Port Townsend Paper Corp., 144A
  12.000%, due 04/15/11                           1,000,000           640,000
Prestige Brands, Inc.
  9.250%, due 04/15/12                              750,000           738,750
Psychiatric Solutions, Inc.
  7.750%, due 07/15/15                              750,000           774,375
Qwest Corp.
  7.875%, due 09/01/11                        $     850,000   $       915,875
  8.875%, due 03/15/12                              550,000           620,125
Rafaella Apparel Group, Inc., 144A
  11.250%, due 06/15/11                             550,000           539,000
Resolution Performance Products, Inc.
  13.500%, due 11/15/10                             750,000           793,125
Restaurant Co., 144A
  10.000%, due 10/01/13                             525,000           485,625
Riddell Bell Holdings, Inc.
  8.375%, due 10/01/12                            1,250,000         1,159,375
River Rock Entertainment Authority
  9.750%, due 11/01/11                              750,000           808,125
Rockwood Specialties Group, Inc.
  10.625%, due 05/15/11                             583,000           639,114
San Pasqual Casino, 144A
  8.000%, due 09/15/13                              600,000           609,000
Sbarro, Inc.
  11.000%, due 09/15/09                             545,000           542,275
Select Medical Corp.
  7.625%, due 02/01/15                            1,175,000         1,130,937
Seneca Gaming Corp.
  7.250%, due 05/01/12                              750,000           754,688
Sequa Corp.
  9.000%, due 08/01/09                              850,000           903,125
Sheridan Group, Inc.
  10.250%, due 08/15/11                             750,000           771,562
Sinclair Broadcast Group, Inc.
  8.000%, due 03/15/12                              800,000           824,000
Sirius Satellite Radio, Inc., 144A
  9.625%, due 08/01/13                              475,000           467,875
Solo Cup Co.
  8.500%, due 02/15/14                              500,000           437,500
Stanadyne Corp.
  10.000%, due 08/15/14                             825,000           792,000
Stone Energy Corp.
  6.750%, due 12/15/14                            1,000,000           947,500
Suncom Wireless, Inc.
  9.375%, due 02/01/11                              400,000           292,000
Technical Olympic USA, Inc.
  7.500%, due 01/15/15                            1,250,000         1,050,000
Terra Capital, Inc.
  12.875%, due 10/15/08                             925,000         1,077,625
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                              500,000           515,000
Unisys Corp.
  8.000%, due 10/15/12                              650,000           601,250
Universal Hospital Services, Inc.
  10.125%, due 11/01/11                             600,000           621,000
Valor Telecommunications Enterprises LLC
  7.750%, due 02/15/15                              800,000           836,000
Vertis, Inc., Series B
  10.875%, due 06/15/09                           1,050,000         1,034,250
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                           1,275,000         1,337,156
Whiting Petroleum Corp.
  7.250%, due 05/01/12                            1,150,000         1,164,375

                                                  FACE
                                                 AMOUNT            VALUE
                                              -------------   ---------------
Wolverine Tube, Inc., 144A
  7.375%, due 08/01/08                        $     600,000   $       448,500
Wornick Co.
  10.875%, due 07/15/11                             350,000           358,750
Wynn Las Vegas Capital Corp.
  6.625%, due 12/01/14                              375,000           364,688
Xerox Capital Trust I
  8.000%, due 02/01/27                              750,000           772,500
Zeus Special Subsidiary Ltd., 144A (a)
  0.000%, due 02/01/15                            1,300,000           854,750
                                                              ---------------
Total U.S. Bonds                                                   94,004,674
                                                              ---------------
INTERNATIONAL BONDS -- 8.82%
INTERNATIONAL CORPORATE BONDS -- 8.82%
BERMUDA -- 0.23%
Intelsat Bermuda Ltd., 144A
  8.625%, due 01/15/15                        $     250,000           252,500
                                                              ---------------
CANADA -- 4.70%
Ainsworth Lumber Co., Ltd.
  7.250%, due 10/01/12                        $     500,000           450,000
General Motors Nova Scotia Finance Co.
  6.850%, due 10/15/08                            1,600,000         1,200,000
Jean Coutu Group, Inc.
  8.500%, due 08/01/14                            1,250,000         1,143,750
MAAX Corp.
  9.750%, due 06/15/12                              750,000           592,500
Maax Holdings, Inc. (a)
  0.000%, due 12/15/12                              500,000           155,625
Methanex Corp.
  8.750%, due 08/15/12                              750,000           834,375
Millar Western Forest Products Ltd.
  7.750%, due 11/15/13                              800,000           596,000
Tembec Industries, Inc.
  7.750%, due 03/15/12                              100,000            53,500
  8.500%, due 02/01/11                              250,000           138,750
                                                              ---------------
                                                                    5,164,500
                                                              ---------------
CAYMAN ISLANDS -- 0.64%
Bluewater Finance Ltd.
  10.250%, due 02/15/12                       $     650,000           698,750
                                                              ---------------
FRANCE -- 1.43%
Compagnie Generale de Geophysique S.A
  7.500%, due 05/15/15                        $     200,000           207,000
Rhodia S.A
  10.250%, due 06/01/10                           1,250,000         1,368,750
                                                              ---------------
                                                                    1,575,750
                                                              ---------------
LUXEMBOURG -- 0.92%
Nell AF SARL, 144A
  8.375%, due 08/15/15                        $     500,000           495,000
Wind Acquisition Finance S.A., 144A
  10.750%, due 12/01/15                             500,000           516,250
                                                              ---------------
                                                                    1,011,250
                                                              ---------------
SWEDEN -- 0.52%
Stena AB
  7.000%, due 12/01/16                        $     100,000   $        91,500
  7.500%, due 11/01/13                              500,000           480,000
                                                              ---------------
                                                                      571,500
                                                              ---------------
UNITED KINGDOM -- 0.38%
Inmarsat Finance PLC
  7.625%, due 06/30/12                        $     400,000           412,500
                                                              ---------------
Total International Bonds                                           9,686,750
                                                              ---------------
Total Bonds (Cost $105,888,594)                                   103,691,424
                                                              ---------------
                                                  SHARES
                                              -------------
EQUITIES -- 0.00%
U.S. EQUITIES -- 0.00% (b) (c) (d)
AEROSPACE & DEFENSE -- 0.00%
Sabreliner Corp.                                      8,400                 0
                                                              ---------------
HOTELS, RESTAURANTS & LEISURE -- 0.00%
American Restaurant Group, Inc.                         972                 0
                                                              ---------------
Total Equities (Cost $153,000)                                              0
                                                              ---------------
                                                NUMBER OF
                                                 WARRANTS
                                              -------------
WARRANTS -- 0.00% (b) (c) (d)
Dayton Superior Corp.,
  expires 06/15/09 (e) (f)                              225                 0
Knology, Inc., expires 10/15/07 (e) (f)              16,995                 0
Pathnet, Inc., expires 04/15/08                       6,275                 0
Pliant Corp., expires 06/01/10 (e) (f)                  160                 2
                                                              ---------------
Total Warrants (Cost $10)                                                   2
                                                              ---------------
                                                 SHARES
                                              -------------
SHORT-TERM INVESTMENT* -- 4.73%
UBS Supplementary Trust --
  U.S. Cash Management Prime Fund,
  yield of 4.36%
  (Cost $5,198,454)                               5,198,454         5,198,454
                                                              ---------------
Total Investments -- 99.15%
  (Cost $111,240,058)                                             108,889,880
Cash and other assets, less
  liabilities -- 0.85%                                                931,425
                                                              ---------------
Net Assets -- 100.00%                                         $   109,821,305
                                                              ===============

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $111,240,058; and net unrealized depreciation consisted of:

         Gross unrealized appreciation                        $     1,970,225
         Gross unrealized depreciation                             (4,320,403)
                                                              ---------------
              Net unrealized depreciation                     $    (2,350,178)
                                                              ===============

(a) Step Bonds - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $2 or 0.00% of net assets.
(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2005, the value of these securities amounted to $2 or 0.00% of net assets.
(d)     Non-income producing security.
(e)     Represents a restricted security.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of December 31, 2005, are considered illiquid and restricted.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $16,052,681 or 14.62% of net assets.
*       Investment in affiliated mutual fund.

RESTRICTED SECURITIES

                                                                             ACQUISITION
                                                                              COST AS A                  MARKET VALUE
                                                ACQUISITION   ACQUISITION   PERCENTAGE OF    MARKET   AS A PERCENTAGE OF
SECURITY                                           DATES          COST        NET ASSETS      VALUE       NET ASSETS
--------                                        -----------   -----------   -------------    ------   ------------------
Dayton Superior Corp., expires 06/15/09           08/07/00       $   0          0.00%         $   0           0.00%
Knology, Inc., expires 10/15/07                   06/08/98           0          0.00              0           0.00
Pliant Corp., expires 06/01/10                    10/20/00           0          0.00              2           0.00

                 See accompanying notes to financial statements.

                       This page intentionally left blank.

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005 (UNAUDITED)

                                                              UBS
                                                             GLOBAL                UBS               UBS               UBS
                                                           ALLOCATION         GLOBAL EQUITY      GLOBAL BOND       INTERNATIONAL
                                                             FUND*                FUND              FUND           EQUITY FUND**
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                $  2,703,547,948   $     361,207,051   $    56,124,532   $    118,151,290
    Affiliated issuers                                       572,066,889           2,250,128        12,944,221            917,338
  Investments of cash collateral received in affiliated
   issuers received for securities loaned, at cost            81,507,916                  --                --          9,457,870
  Foreign currency, at cost                                    5,524,135           2,425,109           863,458          1,210,867
                                                        ----------------   -----------------   ---------------   ----------------
                                                        $  3,362,646,888   $     365,882,288   $    69,932,211   $    129,737,365
                                                        ================   =================   ===============   ================
  Investments, at value:
    Unaffiliated issuers                                $  2,921,729,003   $     454,054,486   $    54,533,350   $    151,658,624
    Affiliated issuers                                       636,146,947           2,250,128        13,398,215            917,338
  Investments of cash collateral in affiliated
   issuers received for securities loaned, at value           81,507,916                  --                --          9,457,870
  Foreign currency, at value                                   5,464,712           2,425,028           859,756          1,209,781
  Cash                                                                --                  --               569                 --
  Receivables:
    Investment securities sold                                 5,738,147           1,266,158             1,968                 --
    Due from Advisor                                                  --                  --                --                 --
    Dividends                                                  1,846,204             632,809                --            219,344
    Interest                                                  10,264,370               3,808         1,232,868              3,645
    Fund shares sold                                          12,606,731             421,505           162,664            856,357
    Variation margin                                                  --                  --                --                 --
  Cash collateral for futures                                  8,716,789                  --                --                 --
  Unrealized appreciation on forward foreign
   currency contracts                                          8,054,978           1,152,870           145,809            325,266
  Unrealized appreciation on swap agreements                          --                  --                --                 --
  Other assets                                                   526,471              15,597             2,767             34,770
                                                        ----------------   -----------------   ---------------   ----------------
    TOTAL ASSETS                                           3,692,602,268         462,222,389        70,337,966        164,682,995
                                                        ----------------   -----------------   ---------------   ----------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                    81,507,916                  --                --          9,457,870
    Investment securities purchased                           65,946,575           1,705,827           770,410          1,254,931
    Fund shares redeemed                                       8,238,347           1,626,602           166,520            176,790
    Due to custodian bank                                      7,769,586             505,549                --            168,547
    Investment advisory and administration fees                2,275,830             252,440            29,637             90,687
    Distribution and service fees                              1,394,645             117,381             5,788              6,588
    Variation margin                                              28,449                  --                --                 --
    Trustees' fees                                                 5,385               2,240             1,867              2,956
    Cash collateral due to broker                                     --                  --                --                 --
    Options written, at value (premiums
     received $176,861)                                               --                  --                --                 --
  Accrued expenses                                             1,810,995             459,609            87,782            172,162
  Unrealized depreciation on forward foreign currency
   contracts                                                   2,534,812             454,296            85,405            170,314
  Unrealized depreciation on swap agreements                          --                  --                --                 --
                                                        ----------------   -----------------   ---------------   ----------------
    TOTAL LIABILITIES                                        171,512,540           5,123,944         1,147,409         11,500,845
                                                        ----------------   -----------------   ---------------   ----------------
NET ASSETS                                              $  3,521,089,728   $     457,098,445   $    69,190,557   $    153,182,150
                                                        ================   =================   ===============   ================
NET ASSETS CONSIST OF:
  Beneficial Interest                                   $  3,203,065,509   $   1,173,356,794   $   71,051,848    $    118,877,509
  Accumulated undistributed net investment
   income (loss)                                               8,329,907             156,140           615,527            141,065
  Accumulated undistributed net realized gain (loss)          21,953,641        (809,954,399)       (1,365,416)           492,824
  Net unrealized appreciation (depreciation)                 287,740,671          93,539,910        (1,111,402)        33,670,752
                                                        ----------------   -----------------   ---------------   ----------------
    NET ASSETS                                          $  3,521,089,728   $     457,098,445   $    69,190,557   $    153,182,150
                                                        ================   =================   ===============   ================

 * The market value of securities loaned for the UBS Global Allocation Fund as of December 31, 2005 is $164,969,790.
** The market value of securities loaned for the UBS International Equity Fund as of December 31, 2005 is $8,961,661.

                                                                                                     UBS
                                                              UBS                 UBS           U.S. LARGE CAP         UBS
                                                         U.S. LARGE CAP      U.S. LARGE CAP      VALUE EQUITY     U.S. SMALL CAP
                                                           EQUITY FUND         GROWTH FUND           FUND           GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                $    383,078,293   $       9,837,309   $   109,960,390   $    302,264,048
    Affiliated issuers                                         7,066,227             391,690         1,290,960         14,251,658
  Investments of cash collateral received in affiliated
   issuers received for securities loaned, at cost                    --                  --                --                 --
  Foreign currency, at cost                                           --                  --                --                 --
                                                        ----------------   -----------------   ---------------   ----------------
                                                        $    390,144,520   $      10,228,999   $   111,251,350   $    316,515,706
                                                        ================   =================   ===============   ================
  Investments, at value:
    Unaffiliated issuers                                $    448,740,891   $      11,298,903   $   131,912,587   $    341,923,080
    Affiliated issuers                                         7,066,227             391,690         1,290,960         14,251,658
  Investments of cash collateral in affiliated
   issuers received for securities loaned, at value                   --                  --                --                 --
  Foreign currency, at value                                          --                  --                --                 --
  Cash                                                                --                  --                --                 --
  Receivables:
    Investment securities sold                                        --                  --                --         12,323,008
    Due from Advisor                                                  --               6,467                --                 --
    Dividends                                                    328,287               6,161           119,331            106,196
    Interest                                                      48,287               1,429             5,918             51,294
    Fund shares sold                                           1,302,929              84,907            61,511            607,655
    Variation margin                                               3,560                  --                --                 --
  Cash collateral for futures                                         --                  --                --                 --
  Unrealized appreciation on forward foreign
   currency contracts                                                 --                  --                --                 --
  Unrealized appreciation on swap agreements                          --                  --                --                 --
  Other assets                                                   120,561                 260             9,551              9,842
                                                        ----------------   -----------------   ---------------   ----------------
    TOTAL ASSETS                                             457,610,742          11,789,817       133,399,858        369,272,733
                                                        ----------------   -----------------   ---------------   ----------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                            --                  --                --                 --
    Investment securities purchased                                   --             149,698                --         14,204,054
    Fund shares redeemed                                         762,718              58,430           313,265          1,905,253
    Due to custodian bank                                             --               4,321               753                259
    Investment advisory and administration fees                  297,501                 709            58,764            244,895
    Distribution and service fees                                 15,682               1,971            40,380             43,113
    Variation margin                                                  --                  --                --                 --
    Trustees'fees                                                  3,761               1,280             1,796              1,524
    Cash collateral due to broker                                     --                  --                --                 --
    Options written, at value (premiums
     received $176,861)                                               --                  --                --                 --
  Accrued expenses                                               116,217              31,824           214,613             38,156
  Unrealized depreciation on forward foreign currency
   contracts                                                          --                  --                --                 --
  Unrealized depreciation on swap agreements                          --                  --                --                 --
                                                        ----------------   -----------------   ---------------   ----------------
    TOTAL LIABILITIES                                          1,195,879             248,233           629,571         16,437,254
                                                        ----------------   -----------------   ---------------   ----------------
NET ASSETS                                              $    456,414,863   $      11,541,584   $   132,770,287   $    352,835,479
                                                        ================   =================   ===============   ================
NET ASSETS CONSIST OF:
  Beneficial Interest                                   $    393,988,756   $      13,140,410   $   109,916,002   $    307,965,189
  Accumulated undistributed net investment
   income (loss)                                                  (4,631)            (14,461)            2,173         (1,149,865)
  Accumulated undistributed net realized gain (loss)          (3,235,420)         (3,045,959)          899,915          6,361,123
  Net unrealized appreciation (depreciation)                  65,666,158           1,461,594        21,952,197         39,659,032
                                                        ----------------   -----------------   ---------------   ----------------
    NET ASSETS                                          $    456,414,863   $      11,541,584   $   132,770,287   $    352,835,479
                                                        ================   =================   ===============   ================

                                                                                                     UBS
                                                              UBS                 UBS              ABSOLUTE             UBS
                                                            DYNAMIC            U.S. BOND         RETURN BOND        HIGH YIELD
                                                           ALPHA FUND            FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                $     23,759,768   $     125,575,668   $   274,439,564   $    106,041,604
    Affiliated issuers                                     1,350,550,017          14,685,949        88,765,653          5,198,454
  Investments of cash collateral received in affiliated
   issuers received for securities loaned, at cost                    --                  --               --                  --
  Foreign currency, at cost                                           --                  --        11,873,881                 --
                                                        ----------------   -----------------   ---------------   ----------------
                                                        $  1,374,309,785   $     140,261,617   $   375,079,098   $    111,240,058
                                                        ================   =================   ===============   ================
  Investments, at value:
    Unaffiliated issuers                                $     24,705,485   $     124,802,033   $   270,204,545   $    103,691,426
    Affiliated issuers                                     1,471,928,590          14,685,949        89,197,654          5,198,454
  Investments of cash collateral in affiliated
   issuers received for securities loaned, at value                   --                  --                --                 --
  Foreign currency, at value                                          --                  --        11,851,765                 --
  Cash                                                            43,986                  --                --                 --
  Receivables:
    Investment securities sold                                   178,053           1,624,155                --                 --
    Due from Advisor                                              24,866                  --                --                 --
    Dividends                                                         --                  --             5,184                 --
    Interest                                                     296,070           1,095,419         5,131,519          2,162,635
    Fund shares sold                                          18,634,344             119,530         2,255,516            157,635
    Variation margin                                           5,863,064                  --                --                 --
  Cash collateral for futures                                 71,789,700                  --         1,081,887                 --
  Unrealized appreciation on forward foreign
   currency contracts                                          7,216,769                  --           269,311                 --
  Unrealized appreciation on swap agreements                   1,177,586               9,781                --                 --
  Other assets                                                        --               4,757                --              5,363
                                                        ----------------   -----------------   ---------------   ----------------
    TOTAL ASSETS                                           1,601,858,513         142,341,624       379,997,381        111,215,513
                                                        ----------------   -----------------   ---------------   ----------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                            --                  --               --                  --
    Investment securities purchased                              177,827          11,651,204         3,601,665            661,436
    Fund shares redeemed                                         926,571             211,408         1,621,413            484,525
    Due to custodian bank                                             --              76,296         2,770,437                 --
    Investment advisory and administration fees                1,084,141              37,962           198,733             45,744
    Distribution and service fees                                509,778               9,415            30,980             23,324
    Variation margin                                                  --                  --            16,665                 --
    Trustees' fees                                                 2,353               2,976             1,098              1,846
    Cash collateral due to broker                             37,269,791                  --                --                 --
    Options written, at value (premiums
     received $176,861)                                           13,609                  --                --                 --
  Accrued expenses                                               191,166              61,728            64,691            177,333
  Unrealized depreciation on forward foreign currency
   contracts                                                   5,879,528                  --           713,392                 --
  Unrealized depreciation on swap agreements                   3,758,273               8,214                --                 --
                                                        ----------------   -----------------   ---------------   ----------------
    TOTAL LIABILITIES                                         49,813,037          12,059,203         9,019,074          1,394,208
                                                        ----------------   -----------------   ---------------   ----------------
NET ASSETS                                              $  1,552,045,476   $     130,282,421   $   370,978,307   $    109,821,305
                                                        ================   =================   ===============   ================
NET ASSETS CONSIST OF:
  Beneficial Interest                                   $  1,484,747,722   $     133,238,312   $   374,509,904   $    361,477,767
  Accumulated undistributed net investment
   income (loss)                                             (16,442,621)           (365,371)       (2,308,239)           (60,483)
  Accumulated undistributed net realized gain (loss)         (40,348,753)         (1,818,452)        4,081,287       (249,245,800)
  Net unrealized appreciation (depreciation)                 124,089,128            (772,068)       (5,304,645)        (2,350,179)
                                                        ----------------   -----------------   ---------------   ----------------
    NET ASSETS                                          $  1,552,045,476   $     130,282,421   $   370,978,307   $    109,821,305
                                                        ================   =================   ===============   ================

                 See accompanying notes to financial statements.

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
DECEMBER 31, 2005 (UNAUDITED)

                                  UBS
                                 GLOBAL             UBS              UBS               UBS
                               ALLOCATION      GLOBAL EQUITY      GLOBAL BOND     INTERNATIONAL
                                  FUND              FUND             FUND          EQUITY FUND
-------------------------------------------------------------------------------------------------
CLASS A:
  Net assets                $  1,933,747,234  $    185,710,203  $    16,672,033  $     20,963,746
  Shares outstanding             144,272,792        14,875,760        1,770,177         2,061,273
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          13.40  $          12.48  $          9.42  $          10.17
  Offering price per
    share (NAV per share
    plus maximum sales
    charge)(a)              $          14.18  $          13.21  $          9.86  $          10.76
  Redemption proceeds
    per share               $          13.40  $          12.48  $          9.42  $          10.17

CLASS B:
  Net assets                $    172,387,598  $     26,650,099  $       594,916  $        707,119
  Shares outstanding              13,055,157         2,176,148           63,035            70,249
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          13.20  $          12.25  $          9.44  $          10.07
  Offering price per
    share                   $          13.20  $          12.25  $          9.44  $          10.07
  Redemption proceeds
    per share (NAV per
    share less
    maximum contingent
    deferred sales
    charge)(a)              $          12.54  $          11.64  $          8.97  $           9.57

CLASS C:
  Net assets                $    996,105,769  $     62,395,039  $     2,517,966  $      2,010,178
  Shares outstanding              75,564,564         5,109,944          268,063           200,895
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          13.18  $          12.21  $          9.39  $          10.01
  Offering price per
    share                   $          13.18  $          12.21  $          9.39  $          10.01
  Redemption proceeds
    per share (NAV per
    share less
    maximum contingent
    deferred sales
    charge)(a)              $          13.05  $          12.09  $          9.32  $           9.91

CLASS Y:
  Net assets                $    418,849,127  $    182,343,104  $    49,405,642  $    129,501,107
  Shares outstanding              30,848,097        14,358,224        4,746,106        12,644,643
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          13.58  $          12.70  $         10.41  $          10.24
  Offering price per
    share                   $          13.58  $          12.70  $         10.41  $          10.24
  Redemption proceeds
    per share               $          13.58  $          12.70  $         10.41  $          10.24

(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50% Class Y has no contingent deferred sales charges.
(b)  UBS Absolute Return Bond Fund currently does not offer Class B shares.

                                                                     UBS
                                  UBS             UBS           U.S. LARGE CAP        UBS
                             U.S. LARGE CAP   U.S. LARGE CAP     VALUE EQUITY    U.S. SMALL CAP
                               EQUITY FUND     GROWTH FUND           FUND          GROWTH FUND
-----------------------------------------------------------------------------------------------
CLASS A:
  Net assets                $     54,751,035  $    5,461,930    $  105,998,215   $  133,326,213
  Shares outstanding               3,038,412         581,221        10,478,687        9,608,949
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          18.02  $         9.40    $        10.12   $        13.88
  Offering price per
    share (NAV per share
    plus maximum sales
    charge)(a)              $          19.07  $         9.95    $        10.71   $        14.69
  Redemption proceeds
    per share               $          18.02  $         9.40    $        10.12   $        13.88

CLASS B:
  Net assets                $        865,689  $      375,199    $    3,124,647   $    8,111,232
  Shares outstanding                  48,922          41,109           312,314          603,603
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          17.70  $         9.13    $        10.00   $        13.44
  Offering price per
    share                   $          17.70  $         9.13    $        10.00   $        13.44
  Redemption proceeds
    per share (NAV per
    share less
    maximum contingent
    deferred sales
    charge)(a)              $          16.82  $         8.67    $         9.50   $        12.77

CLASS C:
  Net assets                $      4,420,349  $      657,971    $   17,183,449   $    8,575,684
  Shares outstanding                 249,925          72,118         1,725,537          638,941
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          17.69  $         9.12    $         9.96   $        13.42
  Offering price per
    share                   $          17.69  $         9.12    $         9.96   $        13.42
  Redemption proceeds
    per share (NAV per
    share less
    maximum contingent
    deferred sales
    charge)(a)              $          17.51  $         9.03    $         9.86   $        13.29

CLASS Y:
  Net assets                $    396,377,790  $    5,046,484    $    6,463,976   $  202,822,350
  Shares outstanding              21,794,493         525,263           637,197       14,295,548
  Net asset value per
    share (NAV per share
    / shares outstanding)   $          18.19  $         9.61    $        10.14   $        14.19
  Offering price per
    share                   $          18.19  $         9.61    $        10.14   $        14.19
  Redemption proceeds
    per share               $          18.19  $         9.61    $        10.14   $        14.19

                                                                   UBS
                                   UBS             UBS           ABSOLUTE            UBS
                                 DYNAMIC        U.S. BOND      RETURN BOND        HIGH YIELD
                               ALPHA FUND         FUND            FUND(b)            FUND
---------------------------------------------------------------------------------------------
CLASS A:
  Net assets                $ 1,036,057,386  $   35,318,356   $  162,742,645   $   58,161,962
  Shares outstanding             96,032,028       3,362,593       16,394,189        8,422,357
  Net asset value per
    share (NAV per share
    / shares outstanding)   $         10.79  $        10.50   $         9.93   $         6.91
  Offering price per
    share (NAV per share
    plus maximum sales
    charge)(a)              $         11.42  $        10.99   $        10.18   $         7.24
  Redemption proceeds
    per share               $         10.79  $        10.50   $         9.93   $         6.91

CLASS B:
  Net assets                $    22,083,284  $    1,052,859              N/A   $    2,705,234
  Shares outstanding              2,051,207         100,167              N/A          391,582
  Net asset value per
    share (NAV per share
    / shares outstanding)   $         10.77  $        10.51              N/A   $         6.91
  Offering price per
    share                   $         10.77  $        10.51              N/A   $         6.91
  Redemption proceeds
    per share (NAV per
    share less
    maximum contingent
    deferred sales
    charge)(a)              $         10.23  $         9.98              N/A   $         6.56

CLASS C:
  Net assets                $   350,135,633  $    1,585,140   $   24,072,719   $   13,456,546
  Shares outstanding             32,536,831         151,130        2,425,489        1,948,158
  Net asset value per
    share (NAV per share
    / shares outstanding)   $         10.76  $        10.49   $         9.92   $         6.91
  Offering price per
    share                   $         10.76  $        10.49   $         9.92   $         6.91
  Redemption proceeds
    per share (NAV per
    share less
    maximum contingent
    deferred sales
    charge)(a)              $         10.65  $        10.41   $         9.87   $         6.86

CLASS Y:
  Net assets                $   143,769,173  $   92,326,066   $  184,162,943   $   35,497,563
  Shares outstanding             13,311,369       8,793,368       18,543,992        5,116,709
  Net asset value per
    share (NAV per share
    / shares outstanding)   $         10.80  $        10.50   $         9.93   $         6.94
  Offering price per
    share                   $         10.80  $        10.50   $         9.93   $         6.94
  Redemption proceeds
    per share               $         10.80  $        10.50   $         9.93   $         6.94

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2005

                                                       UBS
                                                      GLOBAL             UBS             UBS              UBS
                                                    ALLOCATION      GLOBAL EQUITY    GLOBAL BOND     INTERNATIONAL
                                                       FUND              FUND            FUND         EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                     $   16,362,657   $    4,014,995   $           --   $    1,077,300
    Interest                                          16,610,686           50,464          975,069          142,265
    Affiliated interest                                7,415,098           26,551           49,716           18,194
    Securities                                           210,024               --               --           18,513
    lending-net
    Foreign tax withheld                                (132,794)         (37,500)              --          (23,934)
                                                  --------------   --------------   --------------   --------------
        TOTAL INCOME                              $   40,465,671   $    4,054,510   $    1,024,785   $    1,232,338
                                                  --------------   --------------   --------------   --------------
EXPENSES:
    Advisory and Administration fees              $   12,822,613   $    1,839,283   $      301,253   $      607,049
    Distribution and Service Fees:
        Class A                                        2,221,238          169,723           21,413           22,596
        Class B                                          912,291          414,980            4,304            4,183
        Class C                                        4,802,719          332,589           10,579            9,404
    Transfer agency fees:
        Class A                                          543,814          107,244           12,388           11,345
        Class B                                          113,912          138,072              694              517
        Class C                                          387,263           82,845              603              466
        Class Y                                           71,456           23,341           18,653           48,687
    Custodian                                            904,494          192,709           24,733           74,474
    Federal and State registration                       106,132           33,775           23,952           26,826
    Professional services                                 47,261           37,117           29,514           32,307
    Shareholder reports                                  249,215          110,429            9,419            6,285
    Trustees                                              14,728            5,946            4,858            4,718
    Other                                                 71,083           25,396            3,915           11,778
                                                  --------------   --------------   --------------   --------------
        TOTAL OPERATING EXPENSES                      23,268,219        3,513,449          466,278          860,635
        Expenses waived/reimbursed by Advisor                 --         (306,015)        (101,467)        (127,506)
                                                  --------------   --------------   --------------   --------------
        NET OPERATING EXPENSES                        23,268,219        3,207,434          364,811          733,129
        Interest expense                                      --              218              673            4,463
                                                  --------------   --------------   --------------   --------------
        NET INVESTMENT INCOME                         17,197,452          846,858          659,301          494,746
                                                  --------------   --------------   --------------   --------------
  Net realized gain (loss) on:
    Investments                                       84,392,247       25,551,843          208,007        4,611,745
    Futures contracts                                   (660,592)              --               --               --
    Forward foreign currency contracts               (27,674,196)        (420,125)      (1,159,215)        (122,268)
    Swap agreements                                           --               --               --               --
    Options written                                           --               --               --               --
                                                  --------------   --------------   --------------   --------------
        Net realized gain (loss)                      56,057,459       25,131,718         (951,208)       4,489,477
  Change in net unrealized appreciation
      depreciation) on:
    Investments                                      105,043,868        7,960,460       (1,299,128)      10,792,856
    Futures contracts                                 (1,110,646)              --               --               --
    Forward foreign currency contracts                12,576,754          506,954          145,224          197,307
    Swap agreements                                           --               --               --               --
    Options written                                           --               --               --               --
    Translation of other assets and
        liabilities denominated in
        foreign currency                                 231,182           30,336            1,858            8,665
                                                  --------------   --------------   --------------   --------------
        Change in net unrealized
            appreciation (depreciation)              116,741,158        8,497,750       (1,152,046)      10,998,828
                                                  --------------   --------------   --------------   --------------
  Net realized and unrealized gain (loss)            172,798,617       33,629,468       (2,103,254)      15,488,305
                                                  --------------   --------------   --------------   --------------
  Net increase from payment by Advisor                        --               --               --               --
                                                  --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
      resulting from operations                   $  189,996,069   $   34,476,326   $   (1,443,953)  $   15,983,051
                                                  ==============   ==============   ==============   ==============

                                                                                         UBS
                                                      UBS U.S.         UBS          U.S. LARGE CAP        UBS
                                                     LARGE CAP     U.S. LARGE CAP    VALUE EQUITY    U.S. SMALL CAP
                                                    EQUITY FUND      GROWTH FUND          FUND         GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                     $    3,589,983   $       26,727   $    1,441,871   $      525,588
    Interest                                              14,197               --               --              285
    Affiliated interest                                  297,801            5,135           27,000          258,199
    Securities                                                --               --               --               --
    lending-net
    Foreign tax withheld                                      --               --               --               --
                                                  --------------   --------------   --------------   --------------
        TOTAL INCOME                              $    3,901,981   $       31,862   $    1,468,871   $      784,072
                                                  --------------   --------------   --------------   --------------
EXPENSES:
    Advisory and Administration fees              $    1,705,041   $       35,078   $      521,822   $    1,513,224
    Distribution and Service Fees:
        Class A                                           50,394            5,398          133,711          156,430
        Class B                                            5,183            2,210           20,703           46,421
        Class C                                           17,121            2,323           87,056           43,759
    Transfer agency fees:
        Class A                                            8,427            2,569           66,467           69,046
        Class B                                              552              710            4,207           14,425
        Class C                                              609              339           12,528           11,521
        Class Y                                           36,912            1,060            1,608           40,717
    Custodian                                             92,103            1,888           35,856           70,726
    Federal and State registration                        29,979           26,621           27,210           33,058
    Professional services                                 30,017           21,333           32,559           27,373
    Shareholder reports                                    6,291            1,649           32,654           23,990
    Trustees                                               7,874            4,297            4,996            5,174
    Other                                                  7,628            1,352            5,341            8,574
                                                  --------------   --------------   --------------   --------------
        TOTAL OPERATING EXPENSES                       1,998,131          106,827          986,718        2,064,438
        Expenses waived/reimbursed by Advisor                 --          (60,575)        (173,008)        (130,501)
                                                  --------------   --------------   --------------   --------------
        NET OPERATING EXPENSES                         1,998,131           46,252          813,710        1,933,937
        Interest expense                                     444               --               --               --
                                                  --------------   --------------   --------------   --------------
        NET INVESTMENT INCOME                          1,903,406          (14,390)         655,161       (1,149,865)
                                                  --------------   --------------   --------------   --------------
  Net realized gain (loss) on:
    Investments                                        3,870,772          349,344        6,204,750       10,678,052
    Futures contracts                                    135,705               --               --               --
    Forward foreign currency contracts                        --               --               --               --
    Swap agreements                                           --               --               --               --
    Options written                                           --               --               --               --
                                                  --------------   --------------   --------------   --------------
        Net realized gain (loss)                       4,006,477          349,344        6,204,750       10,678,052
  Change in net unrealized appreciation
      depreciation) on:
    Investments                                       23,772,880          846,159        2,821,538        7,746,097
    Futures contracts                                    113,235               --               --               --
    Forward foreign currency contracts                        --               --               --               --
    Swap agreements                                           --               --               --               --
    Options written                                           --               --               --               --
    Translation of other assets and
        liabilities denominated in
        foreign currency                                      --               --               --               --
                                                  --------------   --------------   --------------   --------------
        Change in net unrealized
            appreciation (depreciation)               23,886,115          846,159        2,821,538        7,746,097
                                                  --------------   --------------   --------------   --------------
  Net realized and unrealized gain (loss)             27,892,592        1,195,503        9,026,288       18,424,149
                                                  --------------   --------------   --------------   --------------
  Net increase from payment by Advisor                        --               --               --               --
                                                  --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
      resulting from operations                   $   29,795,998   $    1,181,113   $    9,681,449   $   17,274,284
                                                  ==============   ==============   ==============   ==============

                                                                                          UBS
                                                       UBS               UBS            ABSOLUTE           UBS
                                                     DYNAMIC          U.S. BOND       RETURN BOND      HIGH YIELD
                                                    ALPHA FUND           FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                     $       13,724   $           --   $           --   $           --
    Interest                                             658,238        2,875,039        4,296,867        4,987,899
    Affiliated interest                                1,296,058          139,690          470,242           51,089
    Securities                                                --               --               --               --
    lending-net
    Foreign tax withheld                                      --               --           (4,962)              --
                                                  --------------   --------------   --------------   --------------
        TOTAL INCOME                              $    1,968,020   $    3,014,729   $    4,762,147   $    5,038,988
                                                  --------------   --------------   --------------   --------------
EXPENSES:
    Advisory and Administration fees              $    5,048,413   $      388,823   $      935,860   $      386,706
    Distribution and Service Fees:
        Class A                                          944,799           43,903          110,663           78,337
        Class B                                           90,623            7,010               --           15,839
        Class C                                        1,357,536            6,554           54,434           55,207
    Transfer agency fees:
        Class A                                          136,999           10,583           30,424           66,867
        Class B                                            5,358              906               --            3,158
        Class C                                           73,140              643            6,305           15,529
        Class Y                                            1,502           19,558              231           21,177
    Custodian                                             30,134           33,663           45,969           34,565
    Federal and State registration                        83,535           27,622           76,989           28,893
    Professional services                                 30,610           30,017           31,162           37,196
    Shareholder reports                                   54,022            6,083            9,928           33,355
    Trustees                                               7,678            4,747            4,776            4,794
    Other                                                 19,591            6,621            4,360            6,603
                                                  --------------   --------------   --------------   --------------
        TOTAL OPERATING EXPENSES                       7,883,940          586,733        1,311,101          788,226
        Expenses waived/reimbursed by Advisor                 --         (123,839)              --          (94,891)
                                                  --------------   --------------   --------------   --------------
        NET OPERATING EXPENSES                         7,883,940          462,894        1,311,101          693,335
        Interest expense                                      --              853               --               --
                                                  --------------   --------------   --------------   --------------
        NET INVESTMENT INCOME                         (5,915,920)       2,550,982        3,451,046        4,345,653
                                                  --------------   --------------   --------------   --------------
  Net realized gain (loss) on:
    Investments                                        4,211,955         (468,635)        (693,677)      (5,168,044)
    Futures contracts                                (48,175,924)              --        2,062,014               --
    Forward foreign currency contracts                 6,970,371               --        3,286,064               --
    Swap agreements                                     (663,548)              --               --               --
    Options written                                      287,188               --               --               --
                                                  --------------   --------------   --------------   --------------
        Net realized gain (loss)                     (37,369,958)        (468,635)       4,654,401       (5,168,044)
  Change in net unrealized appreciation
      depreciation) on:
    Investments                                      107,419,553       (1,954,918)      (2,638,746)       1,542,815
    Futures contracts                                  3,612,656               --         (499,070)              --
    Forward foreign currency contracts                 1,103,522               --       (1,063,306)              --
    Swap agreements                                     (796,446)           1,567               --               --
    Options written                                      163,252               --               --               --
    Translation of other assets and
        liabilities denominated in
        foreign currency                                  48,248               --          (28,692)              --
                                                  --------------   --------------   --------------   --------------
        Change in net unrealized
            appreciation (depreciation)              111,550,785       (1,953,351)      (4,229,814)       1,542,815
                                                  --------------   --------------   --------------   --------------
  Net realized and unrealized gain (loss)             74,180,827       (2,421,986)         424,587       (3,625,229)
                                                  --------------   --------------   --------------   --------------
  Net increase from payment by Advisor                    24,866               --               --               --
                                                  --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets
      resulting from operations                   $   68,289,773   $      128,996   $    3,875,633   $      720,424
                                                  ==============   ==============   ==============   ==============

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     UBS GLOBAL ALLOCATION FUND                  UBS GLOBAL EQUITY FUND
                                              ----------------------------------------    ----------------------------------------
                                                  SIX MONTHS                                 SIX MONTHS
                                                     ENDED                                      ENDED
                                               DECEMBER 31, 2005       YEAR ENDED          DECEMBER 31, 2005         YEAR ENDED
                                                  (UNAUDITED)         JUNE 30, 2005          (UNAUDITED)            JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                $       17,197,452    $       26,900,091    $          846,858    $        4,891,678
  Net realized gain (loss)                            56,057,459           165,824,167            25,131,718            38,569,395
  Change in net unrealized
    appreciation (depreciation)                      116,741,158            59,739,420             8,497,750               627,356
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    from operations                                  189,996,069           252,463,678            34,476,326            44,088,429
                                              ------------------    ------------------    ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment
      income and net foreign
      currency gains                                 (19,342,594)          (17,320,841)           (1,096,767)                   --
    Distributions from net realized gain             (81,236,181)          (28,236,813)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class A distributions                       (100,578,775)          (45,557,654)           (1,096,767)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Class B:
    Distributions from net investment
      income and net foreign
      currency gains                                    (194,937)           (1,509,441)                   --                    --
    Distributions from net realized gain              (7,483,823)           (4,518,318)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class B distributions                         (7,678,760)           (6,027,759)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Class C:
    Distributions from net investment
      income and net foreign
      currency gains                                  (3,358,146)           (6,340,465)                   --                    --
    Distributions from net realized gain             (43,158,661)          (17,233,197)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class C distributions                        (46,516,807)          (23,573,662)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Class Y:
    Distributions from net investment
      income and net foreign
      currency gains                                  (4,969,313)           (5,058,001)           (1,345,824)                   --
    Distributions from net realized gain             (17,133,687)           (7,357,727)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class Y distributions                        (22,103,000)          (12,415,728)           (1,345,824)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Decrease in net assets from
    distributions                                   (176,877,342)          (87,574,803)           (2,442,591)                   --
                                              ------------------    ------------------    ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS:
  Shares sold                                        621,214,750         1,501,931,840           113,451,933            70,369,734
  Shares issued on reinvestment of
    distributions                                    168,601,856            81,526,461             2,360,467                    --
  Shares redeemed                                   (319,774,586)         (543,707,577)         (137,626,646)         (116,614,089)
  Redemption fees                                         23,622                74,995                   783                12,932
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from beneficial interest
    transactions                                     470,065,642         1,039,825,719           (21,813,463)          (46,231,423)
                                              ------------------    ------------------    ------------------    ------------------
  NET INCREASE (DECREASE) IN NET ASSETS              483,184,369         1,204,714,594            10,220,272            (2,142,994)
  NET ASSETS, BEGINNING OF PERIOD                  3,037,905,359         1,833,190,765           446,878,173           449,021,167
                                              ------------------    ------------------    ------------------    ------------------
  NET ASSETS, END OF PERIOD                   $    3,521,089,728    $    3,037,905,359    $      457,098,445    $      446,878,173
                                              ==================    ==================    ==================    ==================
  Net assets include accumulated
    undistributed net investment
    income (loss)                             $        8,329,907    $       18,997,445    $          156,140    $        1,751,873
                                              ==================    ==================    ==================    ==================

                                                      UBS GLOBAL BOND FUND                     UBS INTERNATIONAL EQUITY FUND
                                              ----------------------------------------    ----------------------------------------
                                                  SIX MONTHS                                  SIX MONTHS
                                                    ENDED                                        ENDED
                                               DECEMBER 31, 2005        YEAR ENDED         DECEMBER 31, 2005       YEAR ENDED
                                                 (UNAUDITED)           JUNE 30, 2005          (UNAUDITED)         JUNE 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                $          659,301    $        1,235,167    $          494,746    $        2,200,728
  Net realized gain (loss)                              (951,208)            2,432,598             4,489,477            13,316,855
  Change in net unrealized
    appreciation (depreciation)                       (1,152,046)             (599,775)           10,998,828            (2,846,329)
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    from operations                                   (1,443,953)            3,067,990            15,983,051            12,671,254
                                              ------------------    ------------------    ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment
      income and net foreign
      currency gains                                    (383,414)             (886,593)             (195,160)             (125,017)
    Distributions from net realized gain                      --                    --              (721,446)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class A distributions                           (383,414)             (886,593)             (916,606)             (125,017)
                                              ------------------    ------------------    ------------------    ------------------
  Class B:
    Distributions from net investment
      income and net foreign
      currency gains                                     (12,159)              (59,846)                   --                (7,169)
    Distributions from net realized gain                      --                    --               (25,067)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class B distributions                            (12,159)              (59,846)              (25,067)               (7,169)
                                              ------------------    ------------------    ------------------    ------------------
  Class C:
    Distributions from net investment
      income and net foreign
      currency gains                                     (52,026)             (186,345)               (3,051)              (13,122)
    Distributions from net realized gain                      --                    --               (64,762)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class C distributions                            (52,026)             (186,345)              (67,813)              (13,122)
                                              ------------------    ------------------    ------------------    ------------------
  Class Y:
    Distributions from net investment
      income and net foreign
      currency gains                                  (1,064,423)           (2,498,108)           (1,437,989)           (1,289,824)
    Distributions from net realized gain                      --                    --            (4,418,048)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class Y distributions                         (1,064,423)           (2,498,108)           (5,856,037)           (1,289,824)
                                              ------------------    ------------------    ------------------    ------------------
  Decrease in net assets from
    distributions                                     (1,512,022)           (3,630,892)           (6,865,523)           (1,435,132)
                                              ------------------    ------------------    ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS:
  Shares sold                                         17,036,145            30,560,920            26,056,256            44,131,261
  Shares issued on reinvestment of
    distributions                                      1,431,262             3,331,005             6,761,683             1,397,667
  Shares redeemed                                    (19,602,335)          (20,660,253)          (19,879,523)          (36,444,656)
  Redemption fees                                             --                    --                 1,219                 3,297
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from beneficial interest
    transactions                                      (1,134,928)           13,231,672            12,939,635             9,087,569
                                              ------------------    ------------------    ------------------    ------------------
  NET INCREASE (DECREASE) IN NET ASSETS               (4,090,903)           12,668,770            22,057,163            20,323,691
  NET ASSETS, BEGINNING OF PERIOD                     73,281,460            60,612,690           131,124,987           110,801,296
                                              ------------------    ------------------    ------------------    ------------------
  NET ASSETS, END OF PERIOD                   $       69,190,557    $       73,281,460    $      153,182,150    $      131,124,987
                                              ==================    ==================    ==================    ==================
  Net assets include accumulated
    undistributed net investment
    income (loss)                             $          615,527    $        1,468,248    $          141,065    $        1,282,519
                                              ==================    ==================    ==================    ==================

                                                   UBS U.S. LARGE CAP EQUITY FUND               UBS U.S. LARGE CAP GROWTH FUND
                                              ----------------------------------------    ----------------------------------------
                                                  SIX MONTHS                                  SIX MONTHS
                                                    ENDED                                       ENDED
                                               DECEMBER 31, 2005        YEAR ENDED         DECEMBER 31, 2005        YEAR ENDED
                                                  (UNAUDITED)          JUNE 30, 2005         (UNAUDITED)          JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                $        1,903,406    $        2,293,535    $          (14,390)   $            5,080
  Net realized gain (loss)                             4,006,477             6,718,677               349,344               501,612
  Change in net unrealized
    appreciation (depreciation)                       23,886,115            14,350,295               846,159              (161,400)
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    from operations                                   29,795,998            23,362,507             1,181,113               345,292
                                              ------------------    ------------------    ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment
      income and net foreign
      currency gains                                    (303,204)              (70,530)               (1,122)                   --
    Distributions from net realized gain              (1,172,120)             (307,072)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class A distributions                         (1,475,324)             (377,602)               (1,122)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Class B:
    Distributions from net investment
      income and net foreign
      currency gains                                          --                    --                    --                    --
    Distributions from net realized gain                 (19,225)              (33,274)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class B distributions                            (19,225)              (33,274)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Class C:
    Distributions from net investment
      income and net foreign
      currency gains                                      (2,197)                   --                    --                    --
    Distributions from net realized gain                 (96,623)              (55,839)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class C distributions                            (98,820)              (55,839)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Class Y:
    Distributions from net investment
      income and net foreign
      currency gains                                  (2,718,913)           (1,586,166)               (4,029)                   --
    Distributions from net realized gain              (8,607,085)           (5,139,352)                   --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class Y distributions                        (11,325,998)           (6,725,518)               (4,029)                   --
                                              ------------------    ------------------    ------------------    ------------------
  Decrease in net assets from
    distributions                                    (12,919,367)           (7,192,233)               (5,151)                   --
                                              ------------------    ------------------    ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS:
  Shares sold                                        139,261,443           258,405,407             4,412,927             3,376,905
  Shares issued on reinvestment of
    distributions                                     11,907,614             6,546,536                 5,096                    --
  Shares redeemed                                   (108,009,096)          (49,083,452)           (1,277,175)           (3,048,897)
  Redemption fees                                             --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from beneficial interest
    transactions                                      43,159,961           215,868,491             3,140,848               328,008
                                              ------------------    ------------------    ------------------    ------------------
  NET INCREASE (DECREASE) IN NET ASSETS               60,036,592           232,038,765             4,316,810               673,300
  NET ASSETS, BEGINNING OF PERIOD                    396,378,271           164,339,506             7,224,774             6,551,474
                                              ------------------    ------------------    ------------------    ------------------
  NET ASSETS, END OF PERIOD                   $      456,414,863    $      396,378,271    $       11,541,584    $        7,224,774
                                              ==================    ==================    ==================    ==================
  Net assets include accumulated
    undistributed net investment
    income (loss)                             $           (4,631)   $        1,116,277    $          (14,461)   $            5,080
                                              ==================    ==================    ==================    ==================

                 See accompanying notes to financial statements.

                                                          UBS U.S. LARGE CAP
                                                           VALUE EQUITY FUND                   UBS U.S. SMALL CAP GROWTH FUND
                                              ----------------------------------------    ----------------------------------------
                                                  SIX MONTHS                                   SIX MONTHS
                                                     ENDED                                        ENDED
                                               DECEMBER 31, 2005        YEAR ENDED          DECEMBER 31, 2005        YEAR ENDED
                                                  (UNAUDITED)          JUNE 30, 2005           (UNAUDITED)         JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                $          655,161    $        1,357,529    $       (1,149,865)   $       (1,742,621)
  Net realized gain (loss)                             6,204,750            11,022,153            10,678,052            12,901,585
  Change in net unrealized
    appreciation (depreciation)                        2,821,538             4,059,901             7,746,097            13,918,272
  Net increase from payment by Advisor                        --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase in net assets from
    operations                                         9,681,449            16,439,583            17,274,284            25,077,236
                                              ------------------    ------------------    ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment
      income and net foreign
      currency gains                                  (1,180,726)           (1,124,510)                   --                    --
    Distributions from net realized gain              (9,995,542)          (18,062,835)           (5,311,677)           (1,360,386)
                                              ------------------    ------------------    ------------------    ------------------
  Total Class A distributions                        (11,176,268)          (19,187,345)           (5,311,677)           (1,360,386)
                                              ------------------    ------------------    ------------------    ------------------
  Class B:
    Distributions from net investment
      income and net foreign
      currency gains                                          --                    --                    --                    --
    Distributions from net realized gain                (300,968)           (1,432,842)             (331,063)             (164,894)
                                              ------------------    ------------------    ------------------    ------------------
  Total Class B distributions                           (300,968)           (1,432,842)             (331,063)             (164,894)
                                              ------------------    ------------------    ------------------    ------------------
  Class C:
    Distributions from net investment
      income and net foreign
      currency gains                                     (62,311)              (40,144)                   --                    --
    Distributions from net realized gain              (1,645,112)           (3,064,856)             (350,676)             (148,667)
                                              ------------------    ------------------    ------------------    ------------------
  Total Class C distributions                         (1,707,423)           (3,105,000)             (350,676)             (148,667)
                                              ------------------    ------------------    ------------------    ------------------
  Class Y:
    Distributions from net investment
      income and net foreign
      currency gains                                     (84,236)              (76,787)                   --                    --
  Distributions from net realized gain                  (580,926)             (908,317)           (7,818,200)           (1,487,236)
                                              ------------------    ------------------    ------------------    ------------------
  Total Class Y distributions                           (665,162)             (985,104)           (7,818,200)           (1,487,236)
                                              ------------------    ------------------    ------------------    ------------------
  Decrease in net assets from
    distributions                                    (13,849,821)          (24,710,291)          (13,811,616)           (3,161,183)
                                              ------------------    ------------------    ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS:
  Shares sold                                          4,535,614            14,884,181           102,866,242           127,326,999
  Shares issued on reinvestment of
    distributions                                     12,463,343            21,982,744            12,644,090             2,732,747
  Shares redeemed                                    (14,027,598)          (41,599,951)          (41,910,251)          (62,705,608)
  Redemption fees                                             --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from beneficial interest
    transactions                                       2,971,359            (4,733,026)           73,600,081            67,354,138
                                              ------------------    ------------------    ------------------    ------------------
  NET INCREASE (DECREASE) IN NET ASSETS               (1,197,013)          (13,003,734)           77,062,749            89,270,191
  NET ASSETS, BEGINNING OF PERIOD                    133,967,300           146,971,034           275,772,730           186,502,539
                                              ------------------    ------------------    ------------------    ------------------
  NET ASSETS, END OF PERIOD                   $      132,770,287    $      133,967,300    $      352,835,479    $      275,772,730
                                              ==================    ==================    ==================    ==================
  Net assets include accumulated
    undistributed net investment
    income (loss)                             $            2,173    $          674,285    $       (1,149,865)   $               --
                                              ==================    ==================    ==================    ==================

                                                       UBS DYNAMIC ALPHA FUND                        UBS U.S. BOND FUND
                                              ----------------------------------------    ----------------------------------------
                                                  SIX MONTHS                                  SIX MONTHS
                                                    ENDED                                        ENDED
                                               DECEMBER 31, 2005        YEAR ENDED         DECEMBER 31, 2005       YEAR ENDED
                                                  (UNAUDITED)         JUNE 30, 2005+          (UNAUDITED)         JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                $       (5,915,920)   $       (2,964,789)   $        2,550,982    $        5,014,559
  Net realized gain (loss)                           (37,369,958)            1,956,354              (468,635)            1,287,087
  Change in net unrealized
    appreciation (depreciation)                      111,550,785            12,538,343            (1,953,351)            1,231,336
  Net increase from payment by Advisor                    24,866                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase in net assets from
    operations                                        68,289,773            11,529,908               128,996             7,532,982
                                              ------------------    ------------------    ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment
      income and net foreign
      currency gains                                  (9,085,869)                   --              (773,598)           (1,293,670)
    Distributions from net realized gain                      --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class A distributions                         (9,085,869)                   --              (773,598)           (1,293,670)
                                              ------------------    ------------------    ------------------    ------------------
  Class B:
    Distributions from net investment
      income and net foreign
      currency gains                                     (88,826)                   --               (24,921)              (60,703)
    Distributions from net realized gain                      --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class B distributions                            (88,826)                   --               (24,921)              (60,703)
                                              ------------------    ------------------    ------------------    ------------------
  Class C:
    Distributions from net investment
      income and net foreign
      currency gains                                  (1,567,093)                   --               (33,698)              (76,641)
    Distributions from net realized gain                      --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class C distributions                         (1,567,093)                   --               (33,698)              (76,641)
                                              ------------------    ------------------    ------------------    ------------------
  Class Y:
    Distributions from net investment
      income and net foreign
      currency gains                                  (1,349,644)                   --            (2,188,810)           (4,244,383)
  Distributions from net realized gain                        --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class Y distributions                         (1,349,644)                   --            (2,188,810)           (4,244,383)
                                              ------------------    ------------------    ------------------    ------------------
  Decrease in net assets from
    distributions                                    (12,091,432)                   --            (3,021,027)           (5,675,397)
                                              ------------------    ------------------    ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS:
  Shares sold                                        770,659,469           864,403,313            22,519,011            54,766,655
  Shares issued on reinvestment of
    distributions                                     11,407,765                    --             2,756,301             5,228,066
  Shares redeemed                                    (88,262,478)          (73,961,641)          (39,638,235)          (39,253,738)
  Redemption fees                                         28,986                41,813                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from beneficial interest
    transactions                                     693,833,742           790,483,485           (14,362,923)           20,740,983
                                              ------------------    ------------------    ------------------    ------------------
  NET INCREASE (DECREASE) IN NET ASSETS              750,032,083           802,013,393           (17,254,954)           22,598,568
  NET ASSETS, BEGINNING OF PERIOD                    802,013,393                    --           147,537,375           124,938,807
                                              ------------------    ------------------    ------------------    ------------------
  NET ASSETS, END OF PERIOD                        1,552,045,476    $      802,013,393    $      130,282,421    $      147,537,375
                                              ==================    ==================    ==================    ==================
  Net assets include accumulated
    undistributed net investment
    income (loss)                             $      (16,442,621)   $        1,564,731    $         (365,371)   $          104,674
                                              ==================    ==================    ==================    ==================

                                                    UBS ABSOLUTE RETURN BOND FUND                   UBS HIGH YIELD FUND
                                              ----------------------------------------    ----------------------------------------
                                                   SIX MONTHS                                 SIX MONTHS
                                                     ENDED                                       ENDED
                                               DECEMBER 31, 2005         YEAR ENDED        DECEMBER 31, 2005        YEAR ENDED
                                                  (UNAUDITED)         JUNE 30, 2005++         (UNAUDITED)         JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                $        3,451,046    $          320,703    $        4,345,653    $       11,107,547
  Net realized gain (loss)                             4,654,401               848,043            (5,168,044)          (22,068,924)
  Change in net unrealized
    appreciation (depreciation)                       (4,229,814)           (1,074,831)            1,542,815            24,901,055
  Net increase from payment by Advisor                        --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase in net assets from
    operations                                         3,875,633                93,915               720,424            13,939,678
                                              ------------------    ------------------    ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
  Class A:
    Distributions from net investment
      income and net foreign
      currency gains                                  (3,198,293)             (262,518)           (2,441,757)           (6,086,599)
    Distributions from net realized gain                (150,694)                   --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class A distributions                         (3,348,987)             (262,518)           (2,441,757)           (6,086,599)
                                              ------------------    ------------------    ------------------    ------------------
  Class B:
    Distributions from net investment
      income and net foreign
      currency gains                                          --                    --              (110,556)             (425,557)
    Distributions from net realized gain                      --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class B distributions                                 --                    --              (110,556)             (425,557)
                                              ------------------    ------------------    ------------------    ------------------
  Class C:
    Distributions from net investment
      income and net foreign
      currency gains                                    (433,831)              (34,595)             (536,973)           (1,300,982)
    Distributions from net realized gain                 (22,526)                   --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class C distributions                           (456,357)              (34,595)             (536,973)           (1,300,982)
                                              ------------------    ------------------    ------------------    ------------------
  Class Y:
    Distributions from net investment
      income and net foreign
      currency gains                                  (3,169,849)              (57,800)           (1,385,938)           (3,636,624)
  Distributions from net realized gain                  (171,039)                   --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Total Class Y distributions                         (3,340,888)              (57,800)           (1,385,938)           (3,636,624)
                                              ------------------    ------------------    ------------------    ------------------
  Decrease in net assets from
    distributions                                     (7,146,232)             (354,913)           (4,475,224)          (11,449,762)
                                              ------------------    ------------------    ------------------    ------------------
BENEFICIAL INTEREST TRANSACTIONS:
  Shares sold                                        266,582,850           148,957,872            19,084,153            46,013,811
  Shares issued on reinvestment of
    distributions                                      5,815,780               311,813             2,813,656             7,680,605
  Shares redeemed                                    (40,499,373)           (6,659,038)          (24,609,752)          (85,891,281)
  Redemption fees                                             --                    --                    --                    --
                                              ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from beneficial interest
    transactions                                     231,899,257           142,610,647            (2,711,943)          (32,196,865)
                                              ------------------    ------------------    ------------------    ------------------
  NET INCREASE (DECREASE) IN NET ASSETS              228,628,658           142,349,649            (6,466,743)          (29,706,949)
  NET ASSETS, BEGINNING OF PERIOD                    142,349,649                    --           116,288,048           145,994,997
                                              ------------------    ------------------    ------------------    ------------------
  NET ASSETS, END OF PERIOD                   $      370,978,307    $      142,349,649    $      109,821,305    $      116,288,048
                                              ==================    ==================    ==================    ==================
  Net assets include accumulated
    undistributed net investment
    income (loss)                             $       (2,308,239)   $        1,042,688    $          (60,483)   $           69,088
                                              ==================    ==================    ==================    ==================

 +   For the period January 27, 2005 (commencement of operations) to June 30,
     2005.
++   For the period April 27, 2005 (commencement of operations) to June 30,
     2005.

                 See accompanying notes to financial statements.

               UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                SIX MONTHS
                                                  ENDED
                                                DECEMBER 31,                             YEAR ENDED JUNE 30,
                                                   2005          ------------------------------------------------------------------
CLASS A                                         (UNAUDITED)           2005          2004         2003         2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $       13.33     $       12.35   $    10.69   $    10.60   $     11.10   $    11.20
                                               -------------     -------------   ----------   ----------   -----------   ----------
Income from investment operations:
   Net investment income**                              0.09              0.17         0.12         0.10          0.10         0.22
   Net realized and unrealized gain from
    investment activities                               0.72              1.32         1.69         0.41          0.40         0.31
                                               -------------     -------------   ----------   ----------   -----------   ----------
      Total income from investment
       operations                                       0.81              1.49         1.81         0.51          0.50         0.53
                                               -------------     -------------   ----------   ----------   -----------   ----------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                     (0.14)            (0.19)       (0.15)       (0.42)        (0.19)          --
   From net realized gains                             (0.60)            (0.32)          --           --         (0.81)       (0.63)
                                               -------------     -------------   ----------   ----------   -----------   ----------
      Total dividends/distributions                    (0.74)            (0.51)       (0.15)       (0.42)        (1.00)       (0.63)
                                               -------------     -------------   ----------   ----------   -----------   ----------
Net asset value, end of period                 $       13.40     $       13.33   $    12.35   $    10.69   $     10.60   $    11.10
                                               =============     =============   ==========   ==========   ===========   ==========
Total investment return+                                6.08%            12.11%       17.02%        5.35%         4.84%        4.95%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)         $   1,933,747     $   1,594,113   $  876,636   $  175,415   $     6,914   $      237
   Ratio of expenses to average net assets              1.17%***          1.20%        1.28%        1.35%         1.35%        1.30%
   Ratio of net investment income to average
    net assets                                          1.27%***          1.34%        1.00%        0.98%         0.98%        1.52%
   Portfolio turnover rate                                39%               84%          78%          66%          116%         115%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,               YEAR ENDED JUNE 30,                FOR THE
                                                    2005         ---------------------------------------    PERIOD ENDED
CLASS B                                         (UNAUDITED)          2005           2004         2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $       13.08     $     12.14   $     10.55   $     10.52   $        11.21
                                               -------------     -----------   -----------   -----------   --------------
Income from investment operations:
   Net investment income**                              0.03            0.08          0.02          0.02             0.12
   Net realized and unrealized gain from
    investment activities                               0.71            1.29          1.68          0.41             0.19
                                               -------------     -----------   -----------   -----------   --------------
      Total income from investment
       operations                                       0.74            1.37          1.70          0.43             0.31
                                               -------------     -----------   -----------   -----------   --------------
Less dividends/distributions:
   From net investment income and net
    foreign currency gains                             (0.02)          (0.11)        (0.11)        (0.40)           (0.19)
   From net realized gains                             (0.60)          (0.32)           --            --            (0.81)
                                               -------------     -----------   -----------   -----------   --------------
      Total dividends/distributions                    (0.62)          (0.43)        (0.11)        (0.40)           (1.00)
                                               -------------     -----------   -----------   -----------   --------------
Net asset value, end of period                 $       13.20     $     13.08   $     12.14   $     10.55   $        10.52
                                               =============     ===========   ===========   ===========   ==============
Total investment return+                                5.61%          11.24%        16.14%         4.60%            3.00%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)         $     172,388     $   184,359   $   153,481   $    49,573   $        1,570
   Ratio of expenses to average net assets              1.98%***        1.96%         2.09%         2.10%            2.10%***
   Ratio of net investment income to
    average net assets                                  0.46%***        0.58%         0.19%         0.23%            2.17%***
   Portfolio turnover rate                                39%             84%           78%           66%             116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

                                                SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,               YEAR ENDED JUNE 30,                FOR THE
                                                   2005          ---------------------------------------    PERIOD ENDED
CLASS C                                         (UNAUDITED)          2005           2004         2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $       13.09     $     12.15   $     10.56   $     10.54   $        11.10
                                               -------------     -----------   -----------   -----------   --------------
Income from investment operations:
   Net investment income**                              0.03            0.09          0.03          0.02             0.11
   Net realized and unrealized gain from
    investment activities                               0.71            1.29          1.68          0.41             0.33
                                               -------------     -----------   -----------   -----------   --------------
      Total income from investment operations           0.74            1.38          1.71          0.43             0.44
                                               -------------     -----------   -----------   -----------   --------------
Less dividends/distributions:
   From net investment income and net
    foreign currency gains                             (0.05)          (0.12)        (0.12)        (0.41)           (0.19)
   From net realized gains                             (0.60)          (0.32)           --            --            (0.81)
                                               -------------     -----------   -----------   -----------   --------------
      Total dividends/distributions                    (0.65)          (0.44)        (0.12)        (0.41)           (1.00)
                                               -------------     -----------   -----------   -----------   --------------
Net asset value, end of period                 $       13.18     $     13.09   $     12.15   $     10.56   $        10.54
                                               =============     ===========   ===========   ===========   ==============
Total investment return+                                5.61%          11.32%        16.19%         4.55%            4.23%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)         $     996,106     $   903,280   $   539,399   $   137,078   $        1,525
   Ratio of expenses to average net assets              1.94%***        1.95%         2.06%         2.10%            2.10%***
   Ratio of net investment income to average
    net assets                                          0.50%***        0.59%         0.23%         0.23%            1.77%***
   Portfolio turnover rate                                39%             84%           78%           66%             116%

                                                SIX MONTHS
                                                  ENDED
                                                DECEMBER 31,                            YEAR ENDED JUNE 30,
                                                   2005          ----------------------------------------------------------------
CLASS Y                                         (UNAUDITED)          2005           2004         2003         2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $       13.51     $     12.50   $    10.79   $    10.69   $     11.18   $    11.25
                                               -------------     -----------   ----------   ----------   -----------   ----------
Income from investment operations:
   Net investment income                                0.11**          0.22**       0.15**       0.12**        0.13**       0.25
   Net realized and unrealized gain from
    investment activities                               0.73            1.33         1.73         0.41          0.38         0.31
                                               -------------     -----------   ----------   ----------   -----------   ----------
      Total income from investment operations           0.84            1.55         1.88         0.53          0.51         0.56
                                               -------------     -----------   ----------   ----------   -----------   ----------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                     (0.17)          (0.22)       (0.17)       (0.43)        (0.19)          --
   From net realized gains                             (0.60)          (0.32)          --           --         (0.81)       (0.63)
                                               -------------     -----------   ----------   ----------   -----------   ----------
      Total dividends/distributions                    (0.77)          (0.54)       (0.17)       (0.43)        (1.00)       (0.63)
                                               -------------     -----------   ----------   ----------   -----------   ----------
Net asset value, end of period                 $       13.58     $     13.51   $    12.50   $    10.79   $     10.69   $    11.18
                                               =============     ===========   ==========   ==========   ===========   ==========
Total investment return+                                6.23%          12.40%       17.44%        5.50%         4.91%        5.20%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)         $     418,849     $   356,154   $  263,675   $  193,758   $   165,630   $  156,130
   Ratio of expenses to average net assets              0.89%***        0.93%        1.02%        1.10%         1.10%        1.05%
   Ratio of net investment income to average
    net assets                                          1.55%***        1.61%        1.26%        1.23%         1.24%        1.77%
   Portfolio turnover rate                                39%             84%          78%          66%          116%         115%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                See accompanying notes to financial statements.

                 UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                  SIX MONTHS
                                                     ENDED
                                                  DECEMBER 31,                            YEAR ENDED JUNE 30,
                                                      2005        ---------------------------------------------------------------
CLASS A                                           (UNAUDITED)        2005         2004         2003         2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     11.63     $    10.51   $     8.89   $     9.37   $     10.61   $    12.44
                                                  -----------     ----------   ----------   ----------   -----------   ----------
Income (loss) from investment operations:
   Net investment income                                 0.03**         0.15**       0.10**       0.16**        0.04**       0.07
   Net realized and unrealized gain (loss) from
    investment activities                                0.89           0.97         1.63        (0.39)        (0.88)       (0.56)
                                                  -----------     ----------   ----------   ----------   -----------   ----------
        Total income (loss) from investment
         operations                                      0.92           1.12         1.73        (0.23)        (0.84)       (0.49)
                                                  -----------     ----------   ----------   ----------   -----------   ----------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                      (0.07)            --        (0.11)       (0.25)        (0.06)       (0.02)
   From net realized gains                                 --             --           --           --         (0.34)       (1.32)
                                                  -----------     ----------   ----------   ----------   -----------   ----------
        Total dividends/distributions                   (0.07)            --        (0.11)       (0.25)        (0.40)       (1.34)
                                                  -----------     ----------   ----------   ----------   -----------   ----------
Net asset value, end of period                    $     12.48     $    11.63   $    10.51   $     8.89   $      9.37   $    10.61
                                                  ===========     ==========   ==========   ==========   ===========   ==========
Total investmentreturn+                                  7.94%         10.66%       19.49%       (2.23)%       (8.05)%      (4.45)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)            $   185,710     $  109,998   $  117,084   $  123,756   $    15,173   $      302
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                    1.39%***       1.39%        1.44%        1.44%         1.47%        1.37%
    After expense reimbursement and
     earnings credits                                    1.25%***       1.25%        1.25%        1.25%         1.25%        1.25%
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement and
     earnings credits                                    0.38%***       1.21%        0.80%        1.73%         0.17%        0.65%
    After expense reimbursement and
     earnings credits                                    0.52%***       1.35%        0.99%        1.92%         0.39%        0.77%
   Portfolio turnover rate                                 23%            37%          50%         206%          117%          81%

                                                  SIX MONTHS
                                                     ENDED
                                                  DECEMBER 31,            YEAR ENDED JUNE 30,               FOR THE
                                                      2005          ----------------------------------    PERIOD ENDED
CLASS B                                           (UNAUDITED)         2005         2004        2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      11.39      $   10.37    $    8.82   $    9.34   $       10.17
                                                  ------------      ---------    ---------   ---------   -------------
Income (loss) from investment operations:
   Net investment income (loss)**                        (0.01)          0.07         0.02        0.10            0.05
   Net realized and unrealized gain (loss) from
    investmentactivities                                  0.87           0.95         1.62       (0.39)          (0.48)
                                                  ------------      ---------    ---------   ---------   -------------
        Total income (loss) from investment
         operations                                       0.86           1.02         1.64       (0.29)          (0.43)
                                                  ------------      ---------    ---------   ---------   -------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                          --             --        (0.09)      (0.23)          (0.06)
   From net realized gains                                  --             --           --          --           (0.34)
                                                  ------------      ---------    ---------   ---------   -------------
        Total dividends/distributions                       --             --        (0.09)      (0.23)          (0.40)
                                                  ------------      ---------    ---------   ---------   -------------
Net asset value, end of period                    $      12.25      $   11.39    $   10.37   $    8.82   $        9.34
                                                  ============      =========    =========   =========   =============
Total investmentreturn+                                   7.55%          9.84%       18.61%      (2.91)%         (4.38)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)            $     26,650      $ 108,894    $ 134,419   $ 144,232   $         418
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                     2.32%***       2.22%        2.27%       2.20%           2.25%***
    After expense reimbursement and
     earnings credits                                     2.00%***       2.00%        2.00%       2.00%           2.00%***
   Ratio of net investment income(loss) to
    average net assets:
    Before expense reimbursement and
     earnings credits                                    (0.55)%***      0.38%       (0.03)%      0.97%           0.72%***
    After expense reimbursement and
     earnings credits                                    (0.23)%***      0.60%        0.24%       1.17%           0.97%***
   Portfolio turnover rate                                  23%            37%          50%        206%            117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                See accompanying notes to financial statements.

                                                         SIX MONTHS
                                                           ENDED
                                                        DECEMBER 31,           YEAR ENDED JUNE 30,            FOR THE
                                                            2005          ------------------------------    PERIOD ENDED
CLASS C                                                  (UNAUDITED)        2005       2004       2003     JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.35      $  10.33   $   8.79   $   9.33   $        10.18
                                                        ------------      --------   --------   --------   --------------
Income (loss) from investment operations:
   Net investment income (loss)**                              (0.01)         0.06       0.02       0.10             0.04
   Net realized and unrealized gain (loss)
    from investment activities                                  0.87          0.96       1.61      (0.40)           (0.49)
                                                        ------------      --------   --------   --------   --------------
       Total income (loss) from investment
        operations                                              0.86          1.02       1.63      (0.30)           (0.45)
                                                        ------------      --------   --------   --------   ---------------
Less dividends/distributions:
   From net investment income and net
    foreign currency gains                                        --            --      (0.09)     (0.24)           (0.06)
   From net realized gains                                        --            --         --         --            (0.34)
                                                        ------------      --------   --------   --------   ---------------
       Total dividends/distributions                              --            --      (0.09)     (0.24)           (0.40)
                                                        ------------      --------   --------   --------   ---------------
Net asset value, end of period                          $      12.21      $  11.35   $  10.33   $   8.79   $         9.33
                                                        ============      ========   ========   ========   ===============
Total investment return+                                        7.58%         9.87%     18.54%     (2.93)%          (4.57)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                  $     62,395      $ 68,735   $ 82,684   $ 93,605   $          351
   Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credits           2.23%***      2.20%      2.28%      2.24%            2.23%***
    After expense reimbursement and earnings
     credits                                                    2.00%***      2.00%      2.00%      2.00%            2.00%***
   Ratio of net investment income (loss) to average
    net assets:
    Before expense reimbursement and earnings
     credits                                                   (0.46)%***     0.40%     (0.03)      0.93%            0.55%***
    After expense reimbursement and earnings
     credits                                                   (0.23)%***     0.60%      0.25%      1.17%            0.78%***
Portfolio turnover rate                                           23%           37%        50%       206%             117%

                                                  SIX MONTHS
                                                    ENDED
                                                  DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                     2005         ---------------------------------------------------------------
CLASS Y                                           (UNAUDITED)       2005          2004          2003          2002        2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     11.83     $   10.67     $    8.99     $    9.47     $   10.68   $   12.47
                                                  -----------     ---------     ---------     ---------     ---------   ---------
Income (loss) from investment operations:
   Net investment income                                 0.05**        0.18**        0.13**        0.18**        0.06**      0.09
   Net realized and unrealized gain (loss) from
    investment activities                                0.91          0.98          1.67         (0.39)        (0.87)      (0.54)
                                                  -----------     ---------     ---------     ---------     ---------   ---------
       Total income (loss) from investment
        operations                                       0.96          1.16          1.80         (0.21)        (0.81)      (0.45)
                                                  -----------     ---------     ---------     ---------     ---------   ---------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                      (0.09)           --         (0.12)        (0.27)        (0.06)      (0.02)
   From net realized gains                                 --            --            --            --         (0.34)      (1.32)
                                                  -----------     ---------     ---------     ---------     ---------   ---------
       Total dividends/distributions                    (0.09)           --         (0.12)        (0.27)        (0.40)      (1.34)
                                                  -----------     ---------     ---------     ---------     ---------   ---------
Net asset value, end of period.                   $     12.70     $   11.83     $   10.67     $    8.99     $    9.47   $   10.68
                                                  ===========     =========     =========     =========     =========   =========
Total investment return+                                 8.15%        10.87%        20.09%        (1.93)%       (7.71)%     (4.07)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)            $   182,343     $ 159,252     $ 114,835     $  62,873     $  40,714   $  49,306
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                    1.01%***      1.04%         1.03%         1.16%         1.19%       1.12%
    After expense reimbursement and
     earnings credits                                    1.00%***      1.00%         1.00%         1.00%         1.00%       1.00%
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement and
     earnings credits                                    0.76%***      1.56%         1.21%         2.01%         0.45%       0.90%
    After expense reimbursement and
     earnings credits                                    0.77%***      1.60%         1.24%         2.17%         0.64%       1.02%
   Portfolio turnover rate                                 23%           37%           50%          206%          117%         81%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

                  UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                     SIX MONTHS
                                                       ENDED
                                                    DECEMBER 31,                        YEAR ENDED JUNE 30,
                                                        2005         ---------------------------------------------------------
CLASS A                                             (UNAUDITED)       2005        2004        2003       2002*         2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $       9.83     $   9.87    $  10.24    $   9.01    $  8.58       $  9.09
                                                    ------------     --------    --------    --------    -------       -------
Income (loss) from investment operations:
   Net investment income**                                  0.08         0.17        0.19        0.24       0.17          0.33
   Net realized and unrealized gain (loss) from
    investment activities                                  (0.27)        0.34        0.35        1.21       0.43         (0.72)
                                                    ------------     --------    --------    --------    -------       -------
       Total income (loss) from
        investment operations                              (0.19)        0.51        0.54        1.45       0.60         (0.39)
                                                    ------------     --------    --------    --------    -------       -------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                         (0.22)       (0.55)      (0.91)      (0.22)        --         (0.06)
   Distributions from return of capital                       --           --          --          --      (0.17)           --
                                                    ------------     --------    --------    --------    -------       -------
       Total dividends/distributions                       (0.22)       (0.55)      (0.91)      (0.22)     (0.17)        (0.06)
                                                    ------------     --------    --------    --------    -------       -------
Net asset value, end of period                      $       9.42     $   9.83    $   9.87    $  10.24    $  9.01       $  8.64
                                                    ============     ========    ========    ========    =======       =======
Total investmentreturn+                                    (1.98)%       5.05%       5.21%      16.34%      7.18%        (4.27)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)              $     16,672     $ 16,701    $ 14,610    $ 11,659    $ 1,925       $     3
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                       1.48%***     1.48%       1.55%       1.53%      1.49%***      1.37%
    After expense reimbursement and
     earnings credits                                       1.15%***     1.15%       1.15%       1.15%      1.15%***      1.15%
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement and
     earnings credits                                       1.32%***     1.32%       1.44%       2.06%      2.72%***      3.60%
    After expense reimbursement and
     earnings credits                                       1.65%***     1.65%       1.84%       2.44%      3.06%***      3.82%
   Portfolio turnover rate                                    66%         112%        186%        145%       157%          165%

                                                SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                YEAR ENDED JUNE 30,                FOR THE
                                                    2005          ---------------------------------------    PERIOD ENDED
CLASS B                                         (UNAUDITED)          2005          2004          2003       JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       9.85      $      9.88   $     10.25   $      9.01   $         8.35
                                                ------------      -----------   -----------   -----------   --------------
Income (loss) from investment operations:
   Net investment income**                              0.04             0.09          0.11          0.16             0.11
   Net realized and unrealized gain (loss)
    from investment activities                         (0.27)            0.35          0.35          1.23             0.69
                                                ------------      -----------   -----------   -----------   --------------
       Total income (loss) from investment
        operations                                     (0.23)            0.44          0.46          1.39             0.80
                                                ------------      -----------   -----------   -----------   --------------
Less dividends/distributions:
   From net investment income and net
    foreign currency gains                             (0.18)           (0.47)        (0.83)        (0.15)              --
   Distributions from return of capital                   --               --            --            --            (0.14)
                                                ------------      -----------   -----------   -----------   --------------
       Total dividends/distributions                   (0.18)           (0.47)        (0.83)        (0.15)           (0.14)
                                                ------------      -----------   -----------   -----------   --------------
Net asset value, end of period                  $       9.44      $      9.85   $      9.88   $     10.25   $         9.01
                                                ============      ===========   ===========   ===========   ==============
Total investment return+                               (2.35)%           4.29%         4.38%        15.61%            9.67%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)          $        595      $     1,153   $     1,536   $     1,755   $          392
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                   2.25%***         2.30%         2.33%         2.30%            2.25%***
    After expense reimbursement and
     earnings credits                                   1.90%***         1.90%         1.90%         1.90%            1.90%***
   Ratio of net investment income to
    average net assets:
    Before expense reimbursement and
     earnings credits                                   0.56%***         0.50%         0.66%         1.29%            1.94%***
    After expense reimbursement and
     earnings credits                                   0.91%***         0.90%         1.09%         1.69%            2.29%***
   Portfolio turnover rate                                66%             112%          186%          145%             157%

  * On July 2, 2001, Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance for Class A and B, respectively) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                See accompanying notes to financial statements.

                                                         SIX MONTHS
                                                            ENDED
                                                        DECEMBER 31,           YEAR ENDED JUNE 30,         FOR THE
                                                            2005            ------------------------     PERIOD ENDED
CLASS C                                                 (UNAUDITED)           2005           2004       JUNE 30, 2003*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $        9.81       $     9.85    $    10.23    $         9.00
                                                        -------------       ----------    ----------    --------------
Income (loss) from investment operations:
   Net investment income**                                       0.06             0.12          0.14              0.19
   Net realized and unrealized gain (loss) from
    investment activities                                       (0.29)            0.35          0.34              1.22
                                                        -------------       ----------    ----------    --------------
       Total income (loss) from investment operations           (0.23)            0.47          0.48              1.41
                                                        -------------       ----------    ----------    --------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                              (0.19)           (0.51)        (0.86)            (0.18)
                                                        -------------       ----------    ----------    --------------
Net asset value, end of period                          $        9.39       $     9.81    $     9.85    $        10.23
                                                        =============       ==========    ==========    ==============
Total investment return+                                        (2.33)%           4.60%         4.64%            15.84%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                  $       2,518       $    3,081    $    3,451    $        3,198
   Ratio of expenses to average net assets:
     Before expense reimbursement and earnings
      credits                                                    1.88%***         1.92%         1.99%             2.01%***
     After expense reimbursement and earnings
      credits                                                    1.65%***         1.65%         1.65%             1.65%***
   Ratio of net investment income to average net
    assets:
     Before expense reimbursement and earnings
      credits                                                    0.93%***         0.88%         1.00%             1.58%***
     After expense reimbursement and earnings
      credits                                                    1.16%***         1.15%         1.34%             1.94%***
   Portfolio turnover rate                                         66%             112%          186%              145%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    2005         --------------------------------------------------------------
CLASS Y                                         (UNAUDITED)         2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      10.84     $    10.83   $    11.16   $     9.79   $     8.57   $     9.01
                                                ------------     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
    Net investment income**                             0.10           0.21         0.23         0.28         0.31         0.36
    Net realized and unrealized gain
     (loss) from investment activities                 (0.31)          0.38         0.38         1.33         1.09        (0.72)
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total income (loss) from
             investment operations                     (0.21)          0.59         0.61         1.61         1.40        (0.36)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
    From net investment income and
     net foreign currency gains                        (0.22)         (0.58)       (0.94)       (0.24)          --        (0.08)
    Distributions from return of
     capital                                              --             --           --           --        (0.18)          --
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total dividends/distributions              (0.22)         (0.58)       (0.94)       (0.24)       (0.18)       (0.08)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                  $      10.41     $    10.84   $    10.83   $    11.16   $     9.79   $     8.57
                                                ============     ==========   ==========   ==========   ==========   ==========
Total investment return+                               (1.90)%         5.36%        5.43%       16.72%       16.57%       (4.02)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $     49,406     $   52,345   $   41,016   $   35,484   $   34,421   $   37,822
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               1.16%***       1.16%        1.24%        1.32%        1.17%        1.12%
        After expense reimbursement and
         earnings credits                               0.90%***       0.90%        0.90%        0.90%        0.90%        0.90%
    Ratio of net investment income to
     average net assets:
        Before expense reimbursement and
         earnings credits                               1.65%***       1.64%        1.75%        2.27%        3.14%        3.85%
        After expense reimbursement and
         earnings credits                               1.91%***       1.90%        2.09%        2.69%        3.41%        4.07%
    Portfolio turnover rate                               66%           112%         186%         145%         157%         165%

  * For the period July 2, 2002 (commencement of issuance) through June 30,
    2003.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                See accompanying notes to financial statements.

              UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    2005         --------------------------------------------------------------
CLASS A                                         (UNAUDITED)         2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       9.48     $     8.58   $     6.99   $     8.08   $    10.61   $    13.57
                                                ------------     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
    Net investment income**                             0.03           0.15         0.12         0.10         0.13        0.00^
    Net realized and unrealized gain
     (loss) from investment activities                  1.13           0.86         1.69        (0.87)       (0.79)       (2.15)
                                                ------------     ----------   ----------   ----------   ----------   ----------
         Total income (loss) from
          investment operations                         1.16           1.01         1.81        (0.77)       (0.66)       (2.15)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
    From net investment income and
     net foreign currency gains                        (0.10)         (0.11)       (0.22)       (0.31)       (0.27)       (0.04)
    From net realized gains                            (0.37)            --           --        (0.01)       (1.60)       (0.77)
                                                ------------     ----------   ----------   ----------   ----------   ----------
         Total dividends/distributions                 (0.47)         (0.11)       (0.22)       (0.32)       (1.87)       (0.81)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                  $      10.17     $     9.48   $     8.58   $     6.99   $     8.08   $    10.61
                                                ============     ==========   ==========   ==========   ==========   ==========
Total investment return+                               12.21%         11.73%       26.00%       (9.24)%      (5.91)%     (16.37)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $     20,964     $   15,168   $    7,866   $    3,146   $    2,599   $      301
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               1.48%***       1.68%        1.55%        1.47%        1.41%        1.31%
        After expense reimbursement and
         earnings credits                               1.25%***       1.25%        1.25%        1.25%        1.25%        1.28%#
    Ratio of net investment income to
     average net assets:
        Before expense reimbursement and
         earnings credits                               0.29%***       1.18%        1.13%        1.21%        1.38%        0.77%
        After expense reimbursement and
         earnings credits                               0.52%***       1.61%        1.43%        1.43%        1.54%        0.80%
    Portfolio turnover rate                               24%            71%         108%         120%          82%          62%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,             YEAR ENDED JUNE 30,               FOR THE
                                                    2005         -----------------------------------     PERIOD ENDED
CLASS B                                         (UNAUDITED)         2005         2004         2003      JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       9.34     $     8.48   $     6.92   $     8.05   $        7.75
                                                ------------     ----------   ----------   ----------   -------------
Income (loss) from investment operations:
    Net investment income (loss)**                     (0.01)          0.08         0.06         0.04            0.05
    Net realized and unrealized gain (loss)
     from investment activities                         1.11           0.85         1.67        (0.86)           0.25
                                                ------------     ----------   ----------   ----------   -------------
            Total income (loss) from
             investment operations                      1.10           0.93         1.73        (0.82)           0.30
                                                ------------     ----------   ----------   ----------   -------------
Less dividends/distributions:
    From net investment income and net
     foreign currency gains                               --          (0.07)       (0.17)       (0.30)             --
    From net realized gains                            (0.37)            --           --        (0.01)             --
                                                ------------     ----------   ----------   ----------   -------------
                                                       (0.37)         (0.07)       (0.17)       (0.31)             --
                                                ------------     ----------   ----------   ----------   -------------
Net asset value, end of period                  $      10.07     $     9.34   $     8.48   $     6.92   $        8.05
                                                ============     ==========   ==========   ==========   =============
Total investment return+                               11.76%         10.92%       25.17%       (9.94)%          3.87%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $        707     $      876   $      815   $      352   $         120
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               2.23%***       2.25%        2.60%        2.18%           2.05%***
        After expense reimbursement and
         earnings credits                               2.00%***       2.00%        2.00%        2.00%           2.00%***
    Ratio of net investment income (loss) to
     average net assets:
        Before expense reimbursement and
         earnings credits                              (0.46)%***      0.61%        0.09%        0.50%           1.45%***
        After expense reimbursement and
         earnings credits                              (0.23)%***      0.86%        0.69%        0.68%           1.50%***
    Portfolio turnover rate                               24%            71%         108%         120%             82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class A was
    1.25%.
  ^ Amount is less than $0.01 per share.

                See accompanying notes to financial statements.

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                YEAR ENDED JUNE 30,               FOR THE
                                                    2005            -----------------------------------     PERIOD ENDED
CLASS C                                         (UNAUDITED)            2005         2004         2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       9.30        $     8.45   $     6.90   $     8.05   $         7.75
                                                ------------        ----------   ----------   ----------   --------------
Income (loss) from investment operations:
    Net investment income (loss)**                     (0.01)             0.08         0.06         0.04             0.04
    Net realized and unrealized gain (loss)
     from investment activities                         1.11              0.85         1.68        (0.89)            0.26
                                                ------------        ----------   ----------   ----------   --------------
            Total income (loss) from
             investment operations                      1.10              0.93         1.74        (0.85)            0.30
                                                ------------        ----------   ----------   ----------   --------------
Less dividends/distributions:
    From net investment income and net
     foreign currency gains                            (0.02)            (0.08)       (0.19)       (0.29)              --
    From net realized gains                            (0.37)               --           --        (0.01)              --
                                                ------------        ----------   ----------   ----------   --------------
            Total dividends/distributions              (0.39)            (0.08)       (0.19)       (0.30)              --
                                                ------------        ----------   ----------   ----------   --------------
Net asset value, end of period                  $      10.01        $     9.30   $     8.45   $     6.90   $         8.05
                                                ============        ==========   ==========   ==========   ==============
Total investment return+                               11.78%            10.97%       25.26%      (10.29)%           3.87%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $      2,010        $    1,816   $    1,338   $      399   $          183
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               2.15%***          2.16%        2.35%        2.21%            2.19%***
        After expense reimbursement and
         earnings credits                               2.00%***          2.00%        2.00%        2.00%            2.00%***
    Ratio of net investment income (loss) to
     average net assets:
        Before expense reimbursement and
         earnings credits                              (0.37)%***         0.70%        0.34%        0.47%            0.91%***
        After expense reimbursement and
         earnings credits                              (0.22)%***         0.86%        0.69%        0.68%            1.10%***
    Portfolio turnover rate                               24%               71%         108%         120%              82%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    2005         --------------------------------------------------------------
CLASS Y                                         (UNAUDITED)         2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       9.55     $     8.63   $     7.01   $     8.12   $    10.64   $    13.57
                                                ------------     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
    Net investment income**                             0.04           0.17         0.14         0.11         0.09         0.13
    Net realized and unrealized gain
     (loss) from investment activities                  1.14           0.86         1.71        (0.88)       (0.74)       (2.25)
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total income (loss) from
             investment operations                      1.18           1.03         1.85        (0.77)       (0.65)       (2.12)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
    From net investment income and
     net foreign currency gains                        (0.12)         (0.11)       (0.23)       (0.33)       (0.27)       (0.04)
    From net realized gains                            (0.37)            --           --        (0.01)       (1.60)       (0.77)
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total dividends/distributions              (0.49)         (0.11)       (0.23)       (0.34)       (1.87)       (0.81)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                  $      10.24     $     9.55   $     8.63   $     7.01   $     8.12   $    10.64
                                                ============     ==========   ==========   ==========   ==========   ==========
Total investment return+                               12.34%         11.97%       26.56%       (9.21)%      (5.78)%     (16.15)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $    129,501     $  113,264   $  100,782   $   90,514   $   97,851   $  192,408
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               1.18%***       1.18%        1.26%        1.21%        1.13%        1.06%
        After expense reimbursement and
         earnings credits                               1.00%***       1.00%        1.00%        1.00%        1.00%        1.03%#
    Ratio of net investment income to
     average net assets:
        Before expense reimbursement and
         earnings credits                               0.59%***       1.68%        1.43%        1.47%        0.92%        1.02%
        After expense reimbursement and
         earnings credits                               0.77%***       1.86%        1.69%        1.68%        1.05%        1.05%
    Portfolio turnover rate                               24%            71%         108%         120%          82%          62%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 1.00%.

                 See accompanying notes to financial statements.

             UBS U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    2005         --------------------------------------------------------------
CLASS A                                         (UNAUDITED)         2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      17.27     $    16.08   $    13.63   $    13.94   $    15.97   $    15.97
                                                ------------     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
    Net investment income**                             0.06           0.15         0.06         0.11         0.08         0.08
    Net realized and unrealized gain
     (loss) from investment activities                  1.21           1.63         2.54         0.04        (1.38)        1.56
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total income (loss) from
             investment operations                      1.27           1.78         2.60         0.15        (1.30)        1.64
                                                ------------     ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
    From net investment income                         (0.11)         (0.11)       (0.15)       (0.08)       (0.04)       (0.29)
    From net realized gains                            (0.41)         (0.48)          --        (0.38)       (0.69)       (1.35)
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total dividends/distributions              (0.52)         (0.59)       (0.15)       (0.46)       (0.73)       (1.64)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                  $      18.02     $    17.27   $    16.08   $    13.63   $    13.94   $    15.97
                                                ============     ==========   ==========   ==========   ==========   ==========
Total investment return+ .                              7.31%         11.10%       19.10%        1.37%       (8.41)%      10.63%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $     54,751     $   25,669   $    7,886   $    4,702   $   13,698   $    7,067
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               1.15%***       1.14%        1.36%        1.30%        1.19%        1.17%
        After expense reimbursement and
         earnings credits                               1.15%***       1.14%        1.30%        1.05%        1.05%        1.05%
    Ratio of net investment income to
     average net assets:
        Before expense reimbursement and
         earnings credits                               0.62%***       0.89%        0.37%        0.64%        0.40%        0.37%
        After expense reimbursement and
         earnings credits                               0.62%***       0.89%        0.43%        0.89%        0.54%        0.49%
    Portfolio turnover rate                               41%            32%          43%          33%          60%          54%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                YEAR ENDED JUNE 30,               FOR THE
                                                    2005            -----------------------------------     PERIOD ENDED
CLASS B                                         (UNAUDITED)            2005         2004         2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      16.94        $    15.81   $    13.45   $    13.87   $        14.76
                                                ------------        ----------   ----------   ----------   --------------
Income (loss) from investment operations:
    Net investment income (loss)**                     (0.02)             0.00#       (0.05)        0.02             0.06
    Net realized and unrealized gain (loss)
     from investment activities                         1.19              1.61         2.50         0.02            (0.22)
                                                ------------        ----------   ----------   ----------   --------------
            Total income (loss) from
             investment operations                      1.17              1.61         2.45         0.04            (0.16)
                                                ------------        ----------   ----------   ----------   --------------
Less dividends/distributions:
    From net investment income                            --                --        (0.09)       (0.08)           (0.04)
    From net realized gains                            (0.41)            (0.48)          --        (0.38)           (0.69)
                                                ------------        ----------   ----------   ----------   --------------
            Total dividends/distributions              (0.41)            (0.48)       (0.09)       (0.46)           (0.73)
                                                ------------        ----------   ----------   ----------   --------------
Net asset value, end of period                  $      17.70        $    16.94   $    15.81   $    13.45   $        13.87
                                                ============        ==========   ==========   ==========   ==============
Total investment return+ .                              6.89%            10.19%       18.25%        0.63%           (1.39)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $        866        $    1,018   $    1,217   $      635   $          223
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               1.96%***          2.02%        2.04%        2.04%            1.99%***
        After expense reimbursement and
         earnings credits                               1.96%***          2.02%        2.04%        1.80%            1.80%***
    Ratio of net investment income (loss)
      to average net assets:
        Before expense reimbursement and
         earnings credits                              (0.19)%***         0.01%       (0.31)%      (0.10)%           0.46%***
        After expense reimbursement and
         earnings credits                              (0.19)%***         0.01%       (0.31)%       0.14%            0.65%***
    Portfolio turnover rate                               41%               32%          43%          33%              60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                YEAR ENDED JUNE 30,               FOR THE
                                                    2005            -----------------------------------     PERIOD ENDED
CLASS C                                         (UNAUDITED)            2005         2004         2003      JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      16.93        $    15.80   $    13.44   $    13.88   $        15.20
                                                ------------        ----------   ----------   ----------   --------------
Income (loss) from investment operations:
    Net investment income (loss)**                     (0.01)             0.01        (0.04)        0.02             0.07
    Net realized and unrealized gain (loss)
     from investment activities                         1.19              1.60         2.49         0.03            (0.66)
                                                ------------        ----------   ----------   ----------   --------------
            Total income (loss) from
             investment operations                      1.18              1.61         2.45         0.05            (0.59)
                                                ------------        ----------   ----------   ----------   --------------
Less dividends/distributions:
    From net investment income                         (0.01)               --        (0.09)       (0.11)           (0.04)
    From net realized gains                            (0.41)            (0.48)          --        (0.38)           (0.69)
                                                ------------        ----------   ----------   ----------   --------------
            Total dividends/distributions              (0.42)            (0.48)       (0.09)       (0.49)           (0.73)
                                                ------------        ----------   ----------   ----------   --------------
Net asset value, end of period                  $      17.69        $    16.93   $    15.80   $    13.44   $        13.88
                                                ============        ==========   ==========   ==========   ==============
Total investment return+ .                              6.95%            10.20%       18.26%        0.68%           (4.18)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $      4,420        $    2,423   $    1,629   $    1,020   $           70
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               1.89%***          1.95%        2.00%        2.04%            1.97%***
        After expense reimbursement and
         earnings credits                               1.89%***          1.95%        2.00%        1.80%            1.80%***
    Ratio of net investment income (loss)
     to average net assets:
        Before expense reimbursement and
         earnings credits                              (0.12)%***         0.08%       (0.27)%      (0.10)%           0.56%***
        After expense reimbursement and
         earnings credits                              (0.12)%***         0.08%       (0.27)%       0.14%            0.73%***
    Portfolio turnover rate                               41%               32%          43%          33%              60%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    2005         --------------------------------------------------------------
CLASS Y                                         (UNAUDITED)         2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      17.42     $    16.21   $    13.73   $    14.07   $    16.07   $    16.07
                                                ------------     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
    Net investment income**                             0.08           0.19         0.12         0.14         0.12         0.12
    Net realized and unrealized gain
     (loss) from investment activities                  1.23           1.65         2.55         0.04        (1.39)        1.57
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total income (loss) from
             investment operations                      1.31           1.84         2.67         0.18        (1.27)        1.69
                                                ------------     ----------   ----------   ----------   ----------   ----------
Less dividends/distributions:
    From net investment income                         (0.13)         (0.15)       (0.19)       (0.14)       (0.04)       (0.34)
    From net realized gains                            (0.41)         (0.48)          --        (0.38)       (0.69)       (1.35)
                                                ------------     ----------   ----------   ----------   ----------   ----------
            Total dividends/distributions              (0.54)         (0.63)       (0.19)       (0.52)       (0.73)       (1.69)
                                                ------------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                  $      18.19     $    17.42   $    16.21   $    13.73   $    14.07   $    16.07
                                                ============     ==========   ==========   ==========   ==========   ==========
Total investment return+                                7.49%         11.37%       19.50%        1.69%       (8.17)%      10.88%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $    396,378     $  367,268   $  153,608   $   99,398   $   87,710   $  125,997
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               0.87%***       0.90%        0.96%        1.04%        0.93%        0.92%
        After expense reimbursement and
         earnings credits                               0.87%***       0.90%        0.96%        0.80%        0.80%        0.80%
    Ratio of net investment income to
     average net assets:
        Before expense reimbursement and
         earnings credits                               0.90%***       1.13%        0.76%        0.90%        0.66%        0.62%
        After expense reimbursement and
         earnings credits                               0.90%***       1.13%        0.76%        1.14%        0.79%        0.74%
    Portfolio turnover rate                               41%            32%          43%          33%          60%          54%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex=dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

             UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                    2005          -----------------------------------------------------------
CLASS A                                         (UNAUDITED)        2005         2004         2003          2002        2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       8.21      $  7.71    $     6.39    $    6.38    $     8.90    $ 15.20
                                                ------------      -------    ----------    ---------    ----------    -------
Income (loss) from investment operations:
    Net investment income (loss)                       (0.02)**      0.00#**      (0.02)**      0.00#**      (0.02)**   (0.07)
    Net realized and unrealized gain
     (loss) from investment activities                  1.21         0.50          1.34         0.01         (2.45)     (4.32)
                                                ------------      -------    ----------    ---------    ----------    -------
            Total income (loss) from
             investment operations                      1.19         0.50          1.32         0.01         (2.47)     (4.39)
                                                ------------      -------    ----------    ---------    ----------    -------
Less dividends/distributions:
    From net investment income                         (0.00)#         --            --           --            --         --
    From net realized gains                               --           --            --           --         (0.05)     (1.91)
                                                ------------      -------    ----------    ---------    ----------    -------
            Total dividends/distributions              (0.00)#         --            --           --         (0.05)     (1.91)
                                                ------------      -------    ----------    ---------    ----------    -------
Net asset value, end of period                  $       9.40      $  8.21    $     7.71    $    6.39    $     6.38    $  8.90
                                                ============      =======    ==========    =========    ==========    =======
Total investment return+                               14.52%        6.49%        20.66%        0.16%       (27.89)    (31.59)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $      5,462      $ 3,175    $    2,275    $   1,163    $    1,155    $     1
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               2.40%***     3.19%         2.76%        3.91%         2.51%      1.59%
        After expense reimbursement and
         earnings credits                               1.05%***     1.05%         1.05%        1.05%         1.05%      1.05%
    Ratio of net investment income
     (loss) to average net assets:
        Before expense reimbursement and
         earnings credits                              (1.70)%***   (2.10)%       (2.03)%      (2.82)%       (1.71)%    (0.91)%
        After expense reimbursement and
         earnings credits                              (0.35)%***    0.04%        (0.32)%       0.04%        (0.25)%    (0.37)%
    Portfolio turnover rate                               53%         145%          102%          86%           93%        56%

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                YEAR ENDED JUNE 30,             FOR THE
                                                    2005          -----------------------------------     PERIOD ENDED
CLASS B                                         (UNAUDITED)          2005         2004         2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       8.00      $     7.57   $     6.32   $     6.36   $         7.86
                                                ------------      ----------   ----------   ----------   --------------
Income (loss) from investment operations:
    Net investment loss**                              (0.05)          (0.05)       (0.08)       (0.04)           (0.05)
    Net realized and unrealized gain
     (loss) from investment activities                  1.18            0.48         1.33           --            (1.40)
                                                ------------      ----------   ----------   ----------   --------------
            Total income (loss) from
             investment operations                      1.13            0.43         1.25        (0.04)           (1.45)
                                                ------------      ----------   ----------   ----------   --------------
Less dividends/distributions:
    From net realized gains                               --              --           --           --            (0.05)
                                                ------------      ----------   ----------   ----------   --------------
Net asset value, end of period                  $       9.13      $     8.00   $     7.57   $     6.32   $         6.36
                                                ============      ==========   ==========   ==========   ==============
Total investment return+                               14.13%           5.68%       19.78%       (0.63)%         (18.61)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)         $        375      $      564   $      342   $      321   $          115
    Ratio of expenses to average net assets:
        Before expense reimbursement and
         earnings credits                               3.36%***        3.93%        3.48%        4.54%            3.06%***
        After expense reimbursement and
         earnings credits                               1.80%***        1.80%        1.80%        1.80%            1.80%***
    Ratio of net investment loss to average
     net assets:
        Before expense reimbursement and
         earnings credits                              (2.66)%***      (2.84)%      (2.75)%      (3.45)%          (2.28)%***
        After expense reimbursement and
         earnings  credits                             (1.10)%***      (0.71)%      (1.07)%      (0.71)%          (1.02)%***
    Portfolio turnover rate                               53%            145%         102%          86%              93%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex=dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.

                                                       SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,              YEAR ENDED JUNE 30,              FOR THE
                                                           2005            -------------------------------      PERIOD ENDED
CLASS C                                                 (UNAUDITED)          2005       2004        2003       JUNE 30, 2002*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $        8.00        $  7.56     $  6.32     $  6.35     $        8.18
                                                      -------------        -------     -------     -------     -------------
Income (loss) from investment operations:
   Net investment loss**                                      (0.05)         (0.05)      (0.08)      (0.04)            (0.05)
   Net realized and unrealized gain (loss) from
    investment activities                                      1.17           0.49        1.32        0.01             (1.73)
                                                      -------------        -------     -------     -------     -------------
        Total income (loss) from investment
         operations                                            1.12           0.44        1.24       (0.03)            (1.78)
                                                      -------------        -------     -------     -------     -------------
Less dividends/distributions:
   From net realized gains                                       --             --          --          --             (0.05)
                                                      =============        =======     =======     =======     =============
Net asset value, end of period                        $        9.12        $  8.00     $  7.56     $  6.32     $        6.35
                                                      =============        =======     =======     =======     =============
Total investment return+                                      14.00%          5.82%      19.62%      (0.47)%          (21.91)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                $         658        $   407     $   432     $   267     $         572
   Ratio of expenses to average net assets:
    Before expense reimbursement and earnings
     credits                                                   3.18%***       3.96%       3.54%       4.71%             3.22%***
    After expense reimbursement and earnings
     credits                                                   1.80%***       1.80%       1.80%       1.80%             1.80%***
   Ratio of net investment loss to average net
    assets:
    Before expense reimbursement and earnings
     credits                                                  (2.48)%***     (2.87)%     (2.81)%     (3.62)%           (2.44)%***
    After expense reimbursement and earnings
     credits                                                  (1.10)%***     (0.71)%     (1.08)%     (0.71)%           (1.02)%***
   Portfolio turnover rate                                       53%           145%        102%         86%               93%

                                             SIX MONTHS
                                                ENDED
                                             DECEMBER 31,                          YEAR ENDED JUNE 30,
                                                2005            ----------------------------------------------------------
CLASS Y                                      (UNAUDITED)          2005        2004          2003         2002       2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $        8.38       $  7.85      $  6.49      $  6.47      $  8.99     $ 15.28
                                            -------------       -------      -------      -------      -------     -------
Income (loss) from investment operations:
   Net investment income (loss)                      0.00#**       0.02**      (0.01)**      0.02**       0.00#**    (0.01)
   Net realized and unrealized gain
    (loss) from investment activities                1.24          0.51         1.37         0.00#       (2.47)      (4.37)
                                            -------------       -------      -------      -------      -------     -------
        Total income (loss) from
         investment operations                       1.24          0.53         1.36         0.02        (2.47)      (4.38)
                                            -------------       -------      -------      -------      -------     -------
Less dividends/distributions:
   From net investment income                       (0.01)           --           --           --        (0.05)         --
   From net realized gains                             --            --           --           --           --       (1.91)
                                            -------------       -------      -------      -------      -------     -------
        Total dividends/distributions               (0.01)           --           --           --        (0.05)      (1.91)
                                            -------------       -------      -------      -------      -------     -------
Net asset value, end of period              $        9.61       $  8.38      $  7.85      $  6.49      $  6.47     $  8.99
                                            =============       =======      =======      =======      =======     =======
Total investment return+                            14.77%         6.75%       20.96%        0.31%      (27.61)%    (31.33)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)      $       5,046       $ 3,078      $ 3,502      $ 1,943      $ 2,291     $ 3,299
   Ratio of expenses to average net
    assets:
    Before expense reimbursement and
     earnings credits                                2.09%***      3.01%        2.51%        3.72%        2.14%       1.34%
    After expense reimbursement and
     earnings credits                                0.80%***      0.80%        0.80%        0.80%        0.80%       0.80%
   Ratio of net investment income
    (loss) to average net assets:
    Before expense reimbursement and
     earnings credits                               (1.39)%***    (1.92)%      (1.78)%      (2.62)%      (1.39)%     (0.66)%
    After expense reimbursement and
     earnings credits                               (0.10)%***     0.29%       (0.07)%       0.29%       (0.05)%     (0.12)%
   Portfolio turnover rate                             53%          145%         102%          86%          93%         56%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # Amount is less than $0.01 per share.

                       See accompanying notes to financial statements.

          UBS U.S. LARGE CAP VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                       SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,               YEAR ENDED JUNE 30,             FOR THE
                                                          2005             --------------------------------     PERIOD ENDED
CLASS A                                                (UNAUDITED)           2005       2004        2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $       10.48       $   11.18    $    9.31    $  9.37     $        9.96
                                                      -------------       ---------    ---------    -------     -------------
Income (loss) from investment operations:
  Net investment income**                                      0.06            0.12         0.09       0.11              0.05
  Net realized and unrealized gain (loss)
   from investment activities                                  0.75            1.22         1.80      (0.06)            (0.64)
                                                      -------------       ---------    ---------    -------     -------------
        Total income (loss) from investment
         operations                                            0.81            1.34         1.89       0.05             (0.59)
                                                      -------------       ---------    ---------    -------     -------------
Less dividends/distributions:
  From net investment income                                  (0.12)          (0.12)       (0.02)     (0.05)               --
  From net realized gains                                     (1.05)          (1.92)          --      (0.06)               --
                                                      -------------       ---------    ---------    -------     -------------
        Total dividends/distributions                         (1.17)          (2.04)       (0.02)     (0.11)               --
                                                      -------------       ---------    ---------    -------     -------------
Net asset value, end of period                        $       10.12       $   10.48    $   11.18    $  9.31     $        9.37
                                                      =============       =========    =========    =======     =============
Total investment return+                                       7.66%          12.35%       20.28%      0.61%            (5.92)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                 $     105,998       $ 105,975    $ 108,369    $ 1,073     $         751
  Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
    credits                                                    1.36%***        1.39%        1.42%      2.85%             3.82%***
   After expense reimbursement and earnings
    credits                                                    1.10%***        1.10%        1.10%      1.10%             1.10%***
  Ratio of net investment income (loss) to
   average net assets:
   Before expense reimbursement and earnings
    credits                                                    0.82%***        0.80%        0.54%     (0.42)%           (1.85)%***
   After expense reimbursement and earnings
    credits                                                    1.08%***        1.09%        0.86%      1.33%             0.87%***
  Portfolio turnover rate                                        23%             49%         170%        59%               39%

                                                       SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,               YEAR ENDED JUNE 30,             FOR THE
                                                          2005             --------------------------------     PERIOD ENDED
CLASS B                                                (UNAUDITED)           2005       2004        2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $       10.31       $   10.99    $    9.21    $  9.32     $        9.62
                                                      -------------       ---------    ---------    -------     -------------
Income (loss) from investment operations:
  Net investment income**                                      0.02            0.04         0.01       0.05              0.01
  Net realized and unrealized gain (loss)
   from investment activities                                  0.72            1.20         1.77      (0.07)            (0.31)
                                                      -------------       ---------    ---------    -------     -------------
        Total income (loss) from investment
         operations                                            0.74            1.24         1.78      (0.02)            (0.30)
                                                      -------------       ---------    ---------    -------     -------------
Less dividends/distributions:
  From net investment income                                     --              --        (0.00)#    (0.03)               --
  From net realized gains                                     (1.05)          (1.92)          --      (0.06)               --
                                                      -------------       ---------    ---------    -------     -------------
        Total dividends/distributions                         (1.05)          (1.92)       (0.00)     (0.09)               --
                                                      -------------       ---------    ---------    -------     -------------
Net asset value, end of period                        $       10.00       $   10.31    $   10.99    $  9.21     $        9.32
                                                      =============       =========    =========    =======     =============
Total investment return+                                       7.07%          11.59%       19.38%     (0.17)%           (3.12)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                 $       3,125       $   4,997    $  14,556    $   709     $         301
  Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
    credits                                                    2.19%***        2.35%        2.31%      3.42%             4.66%***
   After expense reimbursement and earnings
    credits                                                    1.85%***        1.85%        1.85%      1.85%             1.85%***
  Ratio of net investment income (loss) to
   average net assets:
   Before expense reimbursement and earnings
    credits                                                   (0.01)%***      (0.16)%      (0.35)%    (0.99)%           (2.72)%***
   After expense reimbursement and earnings
    credits                                                    0.33%***        0.34%        0.11%      0.58%             0.09%***
  Portfolio turnover rate                                        23%             49%         170%        59%               39%

  * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,               YEAR ENDED JUNE 30,             FOR THE
                                                          2005            ---------------------------------     PERIOD ENDED
CLASS C                                                (UNAUDITED)             2005        2004        2003    JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $       10.30       $   11.00    $    9.22    $  9.33     $        9.73
                                                      -------------       ---------    ---------    -------     -------------
Income (loss) from investment operations:
  Net investment income**                                      0.02            0.04         0.01       0.05             0.00#
  Net realized and unrealized gain (loss)
   from investment activities                                  0.73            1.20         1.77      (0.07)            (0.40)
                                                      -------------       ---------    ---------    -------     -------------
        Total income (loss) from
         investment operations                                 0.75            1.24         1.78      (0.02)            (0.40)
                                                      -------------       ---------    ---------    -------     -------------
Less dividends/distributions:
  From net investment income                                  (0.04)          (0.02)       (0.00)#    (0.03)               --
  From net realized gains                                     (1.05)          (1.92)          --      (0.06)               --
                                                      -------------       ---------    ---------    -------     -------------
        Total dividends/distributions                         (1.09)          (1.94)       (0.00)     (0.09)               --
                                                      -------------       ---------    ---------    -------     -------------
Net asset value, end of period                        $        9.96       $   10.30    $   11.00    $  9.22     $        9.33
                                                      =============       =========    =========    =======     =============
Total investment return+                                       7.17%          11.62%       19.34%     (0.13)%           (4.11)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                 $      17,183       $  17,235    $  19,530    $ 1,025     $         234
  Ratio of expenses to average net  assets:
   Before expense reimbursement and earnings
    credits                                                    2.12%***        2.19%        2.17%      3.04%             4.58%***
   After expense reimbursement and earnings
    credits                                                    1.85%***        1.85%        1.85%      1.85%             1.85%***
  Ratio of net investment income (loss) to
   average net assets:
   Before expense reimbursement and earnings
    credits                                                    0.06%***        0.00%++     (0.21)%    (0.61)%           (2.68)%***
   After expense reimbursement and earnings
    credits                                                    0.33%***        0.34%        0.11%      0.58%             0.05%***
  Portfolio turnover rate                                        23%             49%         170%        59%               39%

                                                       SIX MONTHS
                                                         ENDED
                                                       DECEMBER 31,              YEAR ENDED JUNE 30,              FOR THE
                                                          2005            ---------------------------------     PERIOD ENDED
CLASS Y                                                (UNAUDITED)           2005        2004        2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $       10.52       $   11.22    $    9.33    $  9.38     $       10.00
                                                      -------------       ---------    ---------    -------     -------------
Income (loss) from investment operations:
  Net investment income**                                      0.07            0.14         0.11       0.13              0.11
  Net realized and unrealized gain (loss)
   from investment activities                                  0.75            1.24         1.80      (0.06)            (0.73)
                                                      -------------       ---------    ---------    -------     -------------
        Total income (loss) from
         investment operations                                 0.82            1.38         1.91       0.07             (0.62)
                                                      -------------       ---------    ---------    -------     -------------
Less dividends/distributions:
  From net investment income                                  (0.15)          (0.16)       (0.02)     (0.06)               --
  From net realized gains                                     (1.05)          (1.92)          --      (0.06)               --
                                                      -------------       ---------    ---------    -------     -------------
        Total dividends/distributions                         (1.20)          (2.08)       (0.02)     (0.12)               --
                                                      -------------       ---------    ---------    -------     -------------
Net asset value, end of period                        $       10.14       $   10.52    $   11.22    $  9.33     $        9.38
                                                      =============       =========    =========    =======     =============
Total investment return+                                       7.70%          12.74%       20.49%      0.89%            (6.20)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                 $       6,464       $   5,760    $   4,516    $ 4,790     $       2,819
  Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
    credits                                                    1.03%***        1.13%        1.27%      2.62%             3.15%***
   After expense reimbursement and earnings
    credits                                                    0.85%***        0.85%        0.85%      0.85%             0.85%***
  Ratio of net investment income (loss) to
   average net assets:
   Before expense reimbursement and earnings
    credits                                                    1.15%***        1.06%        0.68%     (0.19)%           (1.17)%***
   After expense reimbursement and earnings
    credits                                                    1.33%***        1.34%        1.10%      1.58%             1.13%***
  Portfolio turnover rate                                        23%             49%         170%        59%               39%

  * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.
 ++  Amount represents less than 0.005%.

                 See accompanying notes to financial statements.

             UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                             SIX MONTHS
                                                ENDED
                                             DECEMBER 31,                             YEAR ENDED JUNE 30,
                                                2005             ------------------------------------------------------------
CLASS A                                      (UNAUDITED)            2005        2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $       13.65        $   12.41    $  10.00      $  9.79     $  11.76     $  16.20
                                            -------------        ---------    --------      -------     --------     --------
Income (loss) from investment operations:
  Net investment loss                               (0.06)**         (0.11)**    (0.11)**     (0.08)**     (0.11)**     (0.09)
  Net realized and unrealized gain
   (loss) from investment activities                 0.86             1.55        2.55         0.29        (1.42)       (1.52)
                                            -------------        ---------    --------      -------     --------     --------
        Total income (loss) from
         investment operations                       0.80             1.44        2.44         0.21        (1.53)       (1.61)
                                            -------------        ---------    --------      -------     --------     --------
Less dividends/distributions:
  From net realized gains                           (0.57)           (0.20)      (0.03)          --        (0.44)       (2.83)
                                            -------------        ---------    --------      -------     --------     --------
Net asset value, end of period              $       13.88        $   13.65    $  12.41      $ 10.00     $   9.79     $  11.76
                                            =============        =========    ========      =======     ========     ========
Total investment return+                             5.84%           11.63%      24.45%        2.14%      (13.18)%     (11.00)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)       $     133,326        $ 110,795    $ 73,833      $ 9,841     $  1,789     $      2
  Ratio of expenses to average net assets:
   Before expense reimbursement and
    earnings credits                                 1.39%***         1.59%       1.56%        1.71%        1.69%        1.48%
   After expense reimbursement and
    earnings credits                                 1.28%***         1.28%       1.28%        1.40%        1.40%        1.40%
  Ratio of net investment loss to
   average net assets:
   Before expense reimbursement and
    earnings credits                                (0.91)%***       (1.19)%     (1.16)%      (1.21)%      (1.35)%      (0.87)%
   After expense reimbursement and
    earnings credits                                (0.80)%***       (0.88)%     (0.90)%      (0.90)%      (1.06)%      (0.79)%
  Portfolio turnover rate                              25%              50%         75%          69%          71%          93%

                                                       SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,              YEAR ENDED JUNE 30,               FOR THE
                                                          2005             -------------------------------      PERIOD ENDED
CLASS B                                                (UNAUDITED)           2005        2004        2003       JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $       13.29        $ 12.17     $   9.89    $  9.75     $        10.18
                                                      -------------        -------     --------    -------     --------------
Income (loss) from investment operations:
  Net investment loss**                                       (0.11)         (0.20)       (0.20)     (0.14)             (0.11)
  Net realized and unrealized gain from
   investment activities                                       0.83           1.52         2.51       0.28               0.12
                                                      -------------        -------     --------    -------     --------------
        Total income from investment operations                0.72           1.32         2.31       0.14               0.01
                                                      -------------        -------     --------    -------     --------------
Less dividends/distributions:
  From net realized gains                                     (0.57)         (0.20)       (0.03)        --              (0.44)
                                                      -------------        -------     --------    -------     --------------
Net asset value, end of period                        $       13.44        $ 13.29     $  12.17    $  9.89     $         9.75
                                                      =============        =======     ========    =======     ==============
Total investment return+                                       5.40%         10.86%       23.40%      1.44%             (0.11)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                 $       8,111        $ 9,592     $ 11,683    $ 1,132     $          656
  Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
    credits                                                    2.34%***       2.53%        2.55%      2.47%             2.46%***
   After expense reimbursement and earnings
    credits                                                    2.03%***       2.03%        2.03%      2.15%             2.15%***
  Ratio of net investment income (loss) to
   average net assets:
   Before expense reimbursement and earnings
    credits                                                   (1.86)%***      2.13%       (2.14)%    (1.97)%           (1.93)%***
   After expense reimbursement and earnings
    credits                                                   (1.55)%***      1.63%       (1.62)%    (1.65)%           (1.62)%***
  Portfolio turnover rate                                        25%            50%          75%        69%               71%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,              YEAR ENDED JUNE 30,              FOR THE
                                                          2005             -------------------------------      PERIOD ENDED
CLASS C                                                (UNAUDITED)          2005        2004         2003      JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $       13.28        $ 12.16     $  9.88     $  9.74     $        10.37
                                                      -------------        -------     -------     -------     --------------
Income (loss) from investment operations:
  Net investment loss**                                       (0.11)         (0.20)      (0.20)      (0.14)             (0.10)
  Net realized and unrealized gain (loss) from
   investment activities                                       0.82           1.52        2.51        0.28              (0.09)
                                                      -------------        -------     -------     -------     --------------
        Total income (loss) from
         investment operations                                 0.71           1.32        2.31        0.14              (0.19)
                                                      -------------        -------     -------     -------     --------------
Less dividends/distributions:
  From net realized gains                                     (0.57)         (0.20)      (0.03)         --              (0.44)
                                                      -------------        -------     -------     -------     --------------
Net asset value, end of period                        $       13.42        $ 13.28     $ 12.16     $  9.88     $         9.74
                                                      =============        =======     =======     =======     ==============
Total investment return+                                       5.33%         10.87%      23.43%       1.44%             (2.04)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)                 $       8,576        $ 8,661     $ 9,580     $   757     $          410
  Ratio of expenses to average net assets:
   Before expense reimbursement and earnings
    credits                                                    2.29%***       2.45%       2.54%       2.47%              2.46%***
   After expense reimbursement and earnings
    credits                                                    2.03%***       2.03%       2.03%       2.15%              2.15%***
  Ratio of net investment loss to
   average net assets:
   Before expense reimbursement and earnings
    credits                                                   (1.81)%***     (2.05)%     (2.13)%     (1.97)%            (1.90)%***
   After expense reimbursement and earnings
    credits                                                   (1.55)%***     (1.63)%     (1.63)%     (1.65)%            (1.59)%***
  Portfolio turnover rate                                        25%            50%         75%         69%               71%

                                             SIX MONTHS
                                               ENDED
                                             DECEMBER 31,                            YEAR ENDED JUNE 30,
                                                2005             ----------------------------------------------------------
CLASS Y                                      (UNAUDITED)          2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $       13.93       $   12.63    $  10.15     $   9.92     $  11.86     $  16.27
                                            -------------       ---------    --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment loss                               (0.04)**        (0.08)**    (0.08)**     (0.06)**     (0.09)**     (0.07)
  Net realized and unrealized gain
   (loss) from investment activities                 0.87            1.58        2.59         0.29        (1.41)       (1.51)
                                            -------------       ---------    --------     --------     --------     --------
        Total income (loss) from
         investment operations                       0.83            1.50        2.51         0.23        (1.50)       (1.58)
                                            -------------       ---------    --------     --------     --------     --------
Less dividends/distributions:
  From net realized gains                           (0.57)          (0.20)      (0.03)          --        (0.44)       (2.83)
                                            -------------       ---------    --------     --------     --------     --------
Net asset value, end of period              $       14.19       $   13.93    $  12.63     $  10.15     $   9.92     $  11.86
                                            =============       =========    ========     ========     ========     ========
Total investment return+                             5.94%          11.90%      24.78%        2.32%      (12.90)%     (10.74)%
Ratios/Supplemental data:
  Net assets, end of period
   (in 000s)                                $     202,822       $ 146,725    $ 91,406     $ 39,785     $ 36,318     $ 44,057
  Ratio of expenses to average
   net assets:
   Before expense reimbursement and
    earnings credits                                 1.07%***        1.14%       1.21%        1.49%        1.41%        1.23%
   After expense reimbursement and
    earnings credits                                 1.03%***        1.03%       1.03%        1.15%        1.15%        1.15%
  Ratio of net investment loss to
   average net assets:
   Before expense reimbursement and
    earnings credits                                (0.59)%***      (0.74)%     (0.81)%      (1.00)%      (1.07)%      (0.62)%
   After expense reimbursement and
    earnings credits                                (0.55)%***      (0.63)%     (0.66)%      (0.66)%      (0.81)%      (0.54)%
  Portfolio turnover rate                              25%             50%         75%          69%          71%          93%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

                 UBS DYNAMIC ALPHA FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                            SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,            FOR THE
                                                               2005               PERIOD ENDED
CLASS A                                                     (UNAUDITED)          JUNE 30, 2005*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $          10.22     $          10.00
                                                          ----------------     ----------------
Income (loss) from investment operations:
   Net investment loss**                                             (0.05)               (0.04)
   Net realized and unrealized gain from
    investment activities                                             0.72                 0.26
                                                          ----------------     ----------------
        Total income from investment operations                       0.67                 0.22
                                                          ----------------     ----------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                                   (0.10)                  --
                                                          ----------------     ----------------
Net increase from payments by affiliates                              0.00++                 --
                                                          ----------------     ----------------
Net asset value, end of period                            $          10.79     $          10.22
                                                          ================     ================
Total investment return+                                              6.55%                2.20%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $      1,036,057     $        528,088
   Ratio of expenses to average net assets                            1.22%***             1.32%***
   Ratio of net investment loss to average net assets                (0.87)%***           (1.04)%***
   Portfolio turnover rate                                              18%                   6%

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,           FOR THE
                                                                2005             PERIOD ENDED
CLASS B                                                      (UNAUDITED)        JUNE 30, 2005*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $          10.19     $          10.00
                                                          ----------------     ----------------
Income (loss) from investment operations:
   Net investment loss**                                             (0.09)               (0.08)
   Net realized and unrealized gain from
    investment activities                                             0.71                 0.27
                                                          ----------------     ----------------
        Total income from investment operations                       0.62                 0.19
                                                          ----------------     ----------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                                   (0.04)                  --
                                                          ----------------     ----------------
Net increase from payments by affiliates                              0.00++                 --
                                                          ----------------     ----------------
Net asset value, end of period                            $          10.77     $          10.19
                                                          ================     ================
Total investment return+                                              6.12%                1.90%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $         22,083     $         14,815
   Ratio of expenses to average net assets:
     Before expense reimbursement                                     1.98%***             2.11%***
     After expense reimbursement                                      1.98%***             2.10%***
   Ratio of net investment loss to average net assets:
     Before expense reimbursement                                    (1.63)%***           (1.83)%***
     After expense reimbursement                                     (1.63)%***           (1.82)%***
   Portfolio turnover rate                                              18%                   6%

  * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++ Amount represents less than $0.01 per share.
  # During the six months ended December 31, 2005, the Fund's total return included a reimbursement by the investment manager for amounts relating to a trading error that had no impact on the total return.

                 See accompanying notes to financial statements.

                                                            SIX MONTHS
                                                              ENDED
                                                            DECEMBER 31,           FOR THE
                                                               2005             PERIOD ENDED
CLASS C                                                     (UNAUDITED)         JUNE 30, 2005*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $          10.19     $          10.00
                                                          ----------------     ----------------
Income (loss) from investment operations:
   Net investment loss**                                             (0.09)               (0.08)
   Net realized and unrealized gain from
    investment activities                                             0.71                 0.27
                                                          ----------------     ----------------
        Total income from investment operations                       0.62                 0.19
                                                          ----------------     ----------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                                   (0.05)                  --
                                                          ----------------     ----------------
Net increase from payments by affiliates                              0.00++                 --
                                                          ----------------     ----------------
Net asset value, end of period                            $          10.76     $          10.19
                                                          ================     ================
Total investment return+                                              6.08%                1.90%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $        350,136     $        202,891
   Ratio of expenses to average net assets                            1.98%***             2.09%***
   Ratio of net investment loss to average net assets                (1.63)%***           (1.81)%***
   Portfolio turnover rate                                              18%                   6%

                                                             SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,           FOR THE
                                                                2005             PERIOD ENDED
CLASS Y                                                      (UNAUDITED)        JUNE 30, 2005*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $          10.23     $          10.00
                                                          ----------------     ----------------
Income (loss) from investment operations:
   Net investment loss**                                             (0.03)               (0.03)
   Net realized and unrealized gain (loss)
    from investment activities                                        0.72                 0.26
                                                          ----------------     ----------------
        Total income from investment operations                       0.69                 0.23
                                                          ----------------     ----------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                                   (0.12)                  --
                                                          ----------------     ----------------
Net increase from payments by affiliates                              0.00++                 --
                                                          ----------------     ----------------
Net asset value, end of period                            $          10.80     $          10.23
                                                          ================     ================
Total investment return+                                              6.71%                2.30%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $        143,769     $         56,220
   Ratio of expenses to average net assets                            0.94%***             1.00%***
   Ratio of net investment loss to average net assets                (0.59)%***           (0.72)%***
   Portfolio turnover rate                                              18%                   6%

  * For the period January 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++ Amount represents less than $0.01 per share.
  # During the six months ended December 31, 2005, the Fund's total return included a reimbursement by the investment manager for amounts relating to a trading error that had no impact on the total return.

                 See accompanying notes to financial statements.

                   UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                 SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31,                           YEAR ENDED JUNE 30,
                                                     2005         -----------------------------------------------------------------
CLASS A                                          (UNAUDITED)        2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      10.73     $   10.56    $    10.99    $    10.51    $    10.33    $     9.99
                                                 ------------     ---------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment income**                               0.19          0.39          0.39          0.42          0.53          0.62
   Net realized and unrealized gain
    (loss) from investment activities                   (0.18)         0.20         (0.37)         0.52          0.32          0.41
                                                 ------------     ---------    ----------    ----------    ----------    ----------
       Total income from investment operations           0.01          0.59          0.02          0.94          0.85          1.03
                                                 ------------     ---------    ----------    ----------    ----------    ----------
Less dividends/distributions:
   From net investment income                           (0.24)        (0.42)        (0.45)        (0.46)        (0.67)        (0.69)
                                                 ------------     ---------    ----------    ----------    ----------    ----------
Net asset value, end of period                   $      10.50     $   10.73    $    10.56    $    10.99    $    10.51    $    10.33
                                                 ============     =========    ==========    ==========    ==========    ==========
Total investment return+                                 0.06%         5.72%         0.18%         9.17%         8.41%        10.56%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)           $     35,318     $  34,282    $   31,420    $   31,337    $   18,558    $      123
   Ratio of expenses to average net assets:
    Before expense  reimbursement and
     earnings credits                                    1.05%***      1.19%         1.11%         1.04%         1.21%         0.98%
    After expense reimbursement and
     earnings credits                                    0.85%***      0.85%         0.85%         0.85%         0.86%#        0.85%
   Ratio of net investment income to
    average net assets:
    Before expense reimbursement and
     earnings credits                                    3.41%***      3.27%         3.32%         3.70%         4.68%         5.86%
    After expense reimbursement and
     earnings credits                                    3.61%***      3.61%         3.58%         3.89%         5.03%         5.99%
   Portfolio turnover rate                                 91%          174%          137%          180%          452%          314%

                                                     SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,                 YEAR ENDED JUNE 30,                FOR THE
                                                        2005            --------------------------------------     PERIOD ENDED
CLASS B                                              (UNAUDITED)           2005          2004          2003       JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                                           $      10.74       $    10.56    $    10.97    $    10.50    $        10.76
                                                     ------------       ----------    ----------    ----------    --------------
Income (loss) from investment operations:
   Net investment income**                                   0.15             0.31          0.30          0.34              0.29
   Net realized and unrealized gain (loss)
    from investment activities                              (0.19)            0.21         (0.36)         0.52             (0.22)
                                                     ------------       ----------    ----------    ----------    --------------
       Total income (loss) from
        investment operations                               (0.04)            0.52         (0.06)         0.86              0.07
                                                     ------------       ----------    ----------    ----------    --------------
Less dividends/distributions:
   From net investment income                               (0.19)           (0.34)        (0.35)        (0.39)            (0.33)
                                                     ------------       ----------    ----------    ----------    --------------
Net asset value, end of period                       $      10.51       $    10.74    $    10.56    $    10.97    $        10.50
                                                     ============       ==========    ==========    ==========    ==============
Total investment return+                                    (0.33)%           4.96%        (0.55)         8.30%             0.70%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)               $      1,053       $    1,620    $    2,043    $    3,646    $        1,405
   Ratio of expenses to average
    net assets:
    Before expense reimbursement
     and earnings credits                                    1.87%***         2.00%         2.00%         1.79%             1.96%***
    After expense reimbursement
     and earnings credits                                    1.60%***         1.60%         1.60%         1.60%             1.60%***
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement
     and earnings credits                                    2.59%***         2.46%         2.42%         2.95%             3.93%***
    After expense reimbursement
     and earnings credits                                    2.86%***         2.86%         2.82%         3.14%             4.29%***
   Portfolio turnover rate                                     91%             174%          137%          180%              452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class A was 0.85%.

                 See accompanying notes to financial statements.

                                                      SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,                 YEAR ENDED JUNE 30,                FOR THE
                                                         2005           --------------------------------------     PERIOD ENDED
CLASS C                                              (UNAUDITED)           2005          2004          2003       JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $      10.72       $    10.55    $    10.98    $    10.50    $        10.77
                                                     ------------       ----------    ----------    ----------    --------------
Income (loss) from investment operations:
   Net investment income**                                   0.17             0.33          0.33          0.37              0.31
   Net realized and unrealized gain (loss) from
    investment activities                                   (0.19)            0.22         (0.37)         0.52             (0.24)
                                                     ------------       ----------    ----------    ----------    --------------
       Total income (loss) from investment
        operations                                          (0.02)            0.55         (0.04)         0.89              0.07
                                                     ------------       ----------    ----------    ----------    --------------
Less dividends/distributions:
   From net investment income                               (0.21)           (0.38)        (0.39)        (0.41)            (0.34)
                                                     ------------       ----------    ----------    ----------    --------------
Net asset value, end of period                       $      10.49       $    10.72    $    10.55    $    10.98    $        10.50
                                                     ============       ==========    ==========    ==========    ==============
Total investment return+                                    (0.20)%           5.25%        (0.37)%        8.65%             0.72%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)               $      1,585       $    2,068    $    2,195    $    3,164    $        1,143
   Ratio of expenses to average net assets:
    Before expense reimbursement
     and earnings credits                                    1.56%***         1.64%         1.65%         1.54%             1.61%***
    After expense reimbursement
     and earnings credits                                    1.35%***         1.35%         1.35%         1.35%             1.35%***
   Ratio of net investment income to average
    net assets:
    Before expense  reimbursement
     and earnings credits                                    2.90%***         2.82%         2.78%         3.20%             4.32%***
    After expense reimbursement
     and earnings credits                                    3.11%***         3.11%         3.08%         3.39%             4.58%***
   Portfolio turnover rate                                     91%             174%          137%          180%              452%

                                                 SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31,                           YEAR ENDED JUNE 30,
                                                     2005         -----------------------------------------------------------------
CLASS Y                                          (UNAUDITED)        2005          2004          2003          2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      10.72     $   10.57    $    11.01    $    10.53    $    10.35    $    10.00
                                                 ------------     ---------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment income**                               0.21          0.41          0.41          0.45          0.56          0.64
   Net realized and unrealized gain
    (loss) from investment activities                   (0.18)         0.21         (0.37)         0.52          0.31          0.42
                                                 ------------     ---------    ----------    ----------    ----------    ----------
       Total income from investment operations           0.03          0.62          0.04          0.97          0.87          1.06
                                                 ------------     ---------    ----------    ----------    ----------    ----------
Less dividends/distributions:
   From net investment income                           (0.25)        (0.47)        (0.48)        (0.49)        (0.69)        (0.71)
                                                 ------------     ---------    ----------    ----------    ----------    ----------
Net asset value, end of period                   $      10.50     $   10.72    $    10.57    $    11.01    $    10.53    $    10.35
                                                 ============     =========    ==========    ==========    ==========    ==========
Total investment return+                                 0.25%         5.95%         0.40%         9.42%         8.59%        10.86%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)           $     92,326     $ 109,568    $   89,281    $   78,807    $   59,740    $   62,514
   Ratio of expenses to average net assets:
    Before expense reimbursement
     and earnings credits                                0.78%***      0.78%         0.80%         0.79%         0.80%         0.73%
    After expense reimbursement
     and earnings credits                                0.60%***      0.60%         0.60%         0.60%         0.64%#        0.60%
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement
     and earnings credits                                3.68%***      3.68%         3.63%         3.95%         5.10%         6.11%
    After expense reimbursement
     and earnings credits                                3.86%***      3.86%         3.83%         4.14%         5.26%         6.24%
   Portfolio turnover rate                                 91%          174%          137%          180%          452%          314%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 0.60%.

                 See accompanying notes to financial statements.

             UBS ABSOLUTE RETURN BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                                     SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,          FOR THE
                                                         2005            PERIOD ENDED
CLASS A                                              (UNAUDITED)        JUNE 30, 2005*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                 $       9.98       $        10.00
                                                     ------------       --------------
Income (loss) from investment operations:
   Net investment income**                                   0.12                 0.03
   Net realized and unrealized gain (loss)
    from investment activities                               0.04                (0.02)
                                                     ------------       --------------
       Total income from investment operations               0.16                 0.01
                                                     ------------       --------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                          (0.20)               (0.03)
   From net realized gains                                  (0.01)                  --
                                                     ------------       --------------
       Total dividends/distributions                        (0.21)               (0.03)
                                                     ------------       --------------
Net asset value, end of period                       $       9.93       $         9.98
                                                     ============       ==============
Total investment return+                                     1.63%                0.06%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)               $    162,743       $      105,373
   Ratio of expenses to average net assets:
    Before expense reimbursement                             1.00%***             1.31%***
    After expense reimbursement                              1.00%***             1.00%***
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement                             2.37%***             1.44%***
    After expense reimbursement                              2.37%***             1.75%***
   Portfolio turnover rate                                     46%                  22%

                                                     SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,          FOR THE
                                                         2005            PERIOD ENDED
CLASS C                                              (UNAUDITED)        JUNE 30, 2005*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                 $       9.98       $        10.00
                                                     ------------       --------------
Income (loss) from investment operations:
   Net investment income**                                   0.10                 0.02
   Net realized and unrealized gain (loss)
    from investment activities                               0.04                (0.02)
                                                     ------------       --------------
       Total income from investment operations               0.14                 0.00
                                                     ------------       --------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                          (0.19)               (0.02)
   From net realized gains                                  (0.01)                  --
                                                     ------------       --------------
       Total dividends/distributions                        (0.20)               (0.02)
                                                     ------------       --------------
Net asset value, end of period                       $       9.92       $         9.98
                                                     ============       ==============
Total investment return+                                     1.35%                0.01%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)               $     24,073       $       16,973
   Ratio of expenses to average net assets:
    Before expense reimbursement                             1.35%***             1.68%***
    After expense reimbursement                              1.35%***             1.35%***
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement                             2.02%***             1.07%***
    After expense reimbursement                              2.02%***             1.40%***
   Portfolio turnover rate                                     46%                  22%

  * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

                                                     SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,          FOR THE
                                                        2005             PERIOD ENDED
CLASS Y                                              (UNAUDITED)        JUNE 30, 2005*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                 $       9.98       $        10.00
                                                     ------------       --------------
Income (loss) from investment operations:
   Net investment income**                                   0.13                 0.03
   Net realized and unrealized gain (loss)
    from investment activities                               0.04                (0.02)
                                                     ------------       --------------
       Total income from investment operations               0.17                 0.01
                                                     ------------       --------------
Less dividends/distributions:
   From net investment income and net foreign
    currency gains                                          (0.21)               (0.03)
   From net realized gains                                  (0.01)                  --
                                                     ------------       --------------
       Total dividends/distributions                        (0.22)               (0.03)
                                                     ------------       --------------
Net asset value, end of period                       $       9.93       $         9.98
                                                     ============       ==============
Total investment return+                                     1.72%                0.09%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)               $    184,163       $       20,004
   Ratio of expenses to average net assets:
    Before expense reimbursement                             0.75%***             1.11%***
    After expense reimbursement                              0.75%***             0.85%***
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement                             2.62%***             1.64%***
    After expense reimbursement                              2.62%***             1.90%***
   Portfolio turnover rate                                     46%                  22%

  * For the period April 27, 2005 (commencement of issuance) through June 30, 2005.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements.

                  UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED

                                       SIX MONTHS
                                         ENDED
                                       DECEMBER 31,                               YEAR ENDED JUNE 30,
                                          2005           ----------------------------------------------------------------------
CLASS A                                (UNAUDITED)          2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       7.14      $     7.06     $     6.84     $     6.36     $     7.87     $     9.18
                                       ------------      ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
 operations:
   Net investment income**                     0.27            0.57           0.58           0.56           0.76           0.85
   Net realized and unrealized
    gain (loss) from
    investment activities                     (0.22)           0.10           0.22           0.50          (0.96)         (1.08)
                                       ------------      ----------     ----------     ----------     ----------     ----------
       Total income (loss) from
        investment operations                  0.05            0.67           0.80           1.06          (0.20)         (0.23)
                                       ------------      ----------     ----------     ----------     ----------     ----------
Less dividends/distributions:
   From net investment income                 (0.28)          (0.59)         (0.58)         (0.58)         (1.31)         (1.08)
                                       ------------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period         $       6.91      $     7.14     $     7.06     $     6.84     $     6.36     $     7.87
                                       ============      ==========     ==========     ==========     ==========     ==========
Total investment return+                       0.69%           9.66%         12.15%         17.70%         (3.01)%        (2.28)%
Ratios/Supplemental data:
   Net assets, end of period
    (in 000s)                          $     58,162      $   66,677     $   72,614     $   76,309     $   65,832     $        1
   Ratio of expenses to average
    net assets:
    Before expense reimbursement
     and earnings credits                      1.39%***        1.28%          1.31%          1.29%          1.26%          1.14%
    After expense reimbursement
     and earnings credits                      1.20%***        1.20%          1.20%          0.95%          0.95%          0.97%#
   Ratio of net investment income
    to average net assets:
    Before expense reimbursement
     and earnings credits                      7.41%***        7.75%          8.16%          8.38%         10.71%          9.65%
    After expense reimbursement
     and earnings credits                      7.60%***        7.83%          8.27%          8.72%         11.02%          9.82%
   Portfolio turnover rate                       31%             61%            80%            71%           120%            87%

                                                     SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,               YEAR ENDED JUNE 30,                 FOR THE
                                                         2005          --------------------------------------     PERIOD ENDED
CLASS B                                              (UNAUDITED)          2005          2004          2003       JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $       7.14      $     7.06    $     6.83    $     6.35    $         7.02
                                                     ------------      ----------    ----------    ----------    --------------
Income (loss) from investment operations:
   Net investment income**                                   0.24            0.51          0.53          0.51              0.45
   Net realized and unrealized gain (loss)
    from investment activities                              (0.22)           0.10          0.23          0.50             (0.61)
                                                     ------------      ----------    ----------    ----------    --------------
       Total income (loss) from
        investment operations                                0.02            0.61          0.76          1.01             (0.16)
                                                     ------------      ----------    ----------    ----------    --------------
Less dividends/distributions:
   From net investment income                               (0.25)          (0.53)        (0.53)        (0.53)            (0.51)
                                                     ------------      ----------    ----------    ----------    --------------
Net asset value, end of period                       $       6.91      $     7.14    $     7.06    $     6.83    $         6.35
                                                     ============      ==========    ==========    ==========    ==============
Total investment return+                                     0.30%           8.79%        11.48%        16.83%            (2.70)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)               $      2,705      $    3,945    $    7,844    $   13,130    $       15,692
   Ratio of expenses to average net assets:
    Before expense reimbursement
     and earnings credits                                    2.13%***        1.99%         2.05%         2.05%             2.05%***
    After expense reimbursement
     and earnings credits                                    1.95%***        1.95%         1.95%         1.70%             1.70%***
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement
     and earnings credits                                    6.67%***        7.04%         7.43%         7.62%             9.88%***
    After expense reimbursement
     and earnings credits                                    6.85%***        7.08%         7.53%         7.97%            10.23%***
   Portfolio turnover rate                                     31%             61%           80%           71%              120%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements.

                                               SIX MONTHS
                                                  ENDED
                                               DECEMBER 31,                  YEAR ENDED JUNE 30,                FOR THE
                                                  2005           ------------------------------------------   PERIOD ENDED
CLASS C                                        (UNAUDITED)           2005           2004           2003       JUNE 30,2002*
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $       7.14      $       7.06   $       6.84   $       6.35   $       7.02
                                               ------------      ------------   ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income**                             0.25              0.53           0.55           0.53           0.46
   Net realized and unrealized gain (loss)
    from investment activities                        (0.22)             0.10           0.22           0.51          (0.61)
                                               ------------      ------------   ------------   ------------   ------------
       Total income (loss) from investment
        operations                                     0.03              0.63           0.77           1.04          (0.15)
                                               ------------      ------------   ------------   ------------   ------------
Less dividends/distributions:
   From net investment income                         (0.26)            (0.55)         (0.55)         (0.55)         (0.52)
                                               ------------      ------------   ------------   ------------   ------------
Net asset value, end of period                 $       6.91      $       7.14   $       7.06   $       6.84   $       6.35
                                               ============      ============   ============   ============   ============
Total investment return+                               0.44%             9.09%         11.59%         17.29%         (2.54)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)         $     13,457      $     15,389   $     17,499   $     18,969   $     17,947
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                  1.89%***          1.79%          1.82%          1.79%          1.79%***
    After expense reimbursement and
     earnings credits                                  1.70%***          1.70%          1.70%          1.45%          1.45%***
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement and
     earnings credits                                  6.91%***          7.24%          7.66%          7.88%         10.15%***
    After expense reimbursement and
     earnings credits                                  7.10%***          7.33%          7.78%          8.22%         10.49%***
   Portfolio turnover rate                               31%               61%            80%            71%           120%

                                                    SIX MONTHS
                                                       ENDED
                                                    DECEMBER 31,                      YEAR ENDED JUNE 30,
                                                       2005             ----------------------------------------------------
CLASS Y                                             (UNAUDITED)           2005       2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $       7.17        $   7.10   $   6.87   $   6.38   $   7.90   $   9.19
                                                    ------------        --------   --------   --------   --------   --------
Income (loss) from investment operations:
   Net investment income**                                  0.28            0.59       0.61       0.58       0.81       0.88
   Net realized and unrealized gain (loss) from
    investment activities                                  (0.22)           0.09       0.23       0.50      (1.01)     (1.08)
                                                    ------------        --------   --------   --------   --------   --------
       Total income (loss) from
        investment operations                               0.06            0.68       0.84       1.08      (0.20)     (0.20)
                                                    ------------        --------   --------   --------   --------   --------
Less dividends/distributions:
   From net investment income                              (0.29)          (0.61)     (0.61)     (0.59)     (1.32)     (1.09)
                                                    ------------        --------   --------   --------   --------   --------
Net asset value, end of period                      $       6.94        $   7.17   $   7.10   $   6.87   $   6.38   $   7.90
                                                    ============        ========   ========   ========   ========   ========
Total investment return+                                    0.82%           9.82%     12.66%     18.08%     (2.98)%    (1.83)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)              $     35,498        $ 30,277   $ 48,038   $ 71,819   $ 40,120   $ 54,560
   Ratio of expenses to average net assets:
    Before expense reimbursement and
     earnings credits                                       1.05%***        0.96%      0.92%      1.05%      1.02%      0.89%
    After expense reimbursement and
     earnings credits                                       0.95%***        0.95%      0.92%      0.70%      0.70%      0.72%#
   Ratio of net investment income to average
    net assets:
    Before expense reimbursement and
     earnings credits                                       7.75%***        8.07%      8.55%      8.62%     10.77%      9.90%
    After expense reimbursement and
     earnings credits                                       7.85%***        8.08%      8.55%      8.97%     11.09%     10.07%
   Portfolio turnover rate                                    31%             61%        80%        71%       120%        87%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 0.70%.

                 See accompanying notes to financial statements.

                 THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 9, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has twelve Funds available for investment, each having its own investment objectives and policies: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Dynamic Alpha Fund, UBS U.S. Bond Fund, UBS Absolute Return Bond Fund, and UBS High Yield Fund (each a "Fund, collectively, the "Funds").

Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Absolute Return Bond Fund that offers Class A, Class C and Class Y. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:   INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Prior to November 1, 2005, investment securities and other assets and liabilities denominated in foreign currencies were translated daily into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Effective November 1, 2005, the Trust began using foreign currency exchange rates determined as of the close of regular trading on New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

C. INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the potential inability of the counterparty to meet the terms of their contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forwards contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

E. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds may enter into such contracts to hedge a portion of their portfolio or to equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit with a broker either cash and/or liquid securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

F. SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS: The Funds may from time to time purchase securities on a to-be announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2005 the UBS Global Allocation Fund, UBS Global Bond Fund, UBS U.S. Bond Fund and UBS Absolute Return Bond Fund held TBA securities with a total cost of $51,510,729, $769,188, $9,904,635 and $3,595,952, respectively.

G. INTEREST RATE SWAP AGREEMENTS: Certain Funds may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by UBS Dynamic Alpha Fund and UBS U.S. Bond Fund. Therefore, UBS Dynamic Alpha Fund and UBS U.S. Bond Fund consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

UBS Dynamic Alpha Fund and UBS U.S. Bond Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At December 31, 2005, UBS Dynamic Alpha Fund and UBS U.S. Bond Fund had outstanding interest rate swap contracts with the following terms:

                                                               UBS DYNAMIC ALPHA FUND
              --------------------------------------------------------------------------------------------------
                                                                     RATE TYPE
                                                         ------------------------------------
                                                                                                     UNREALIZED
                    NOTIONAL                              PAYMENTS MADE     PAYMENTS RECEIVED       APPRECIATION/
                     AMOUNT          TERMINATION DATES     BY THE FUND         BY THE FUND         (DEPRECIATION)
              --------------------   -----------------   ---------------    -----------------      ---------------
              CHF       45,000,000      05/09/15                  2.3725%              1.1033%+    $      (449,040)
              CHF       25,000,000      10/27/15                  2.2675               0.9600+             174,023
              CHF       20,000,000      12/19/15                  2.5600               1.1850+             110,606
              CHF       20,000,000      07/12/15                  2.2250               0.0033+            (209,654)
              GBP       62,300,000      12/09/35                      (1)                  (1)             374,798
              GBP       80,000,000      12/09/35                  4.3175               0.0128++         (2,890,877)
              JPY    1,600,000,000      05/09/35                  2.2513               0.0812+++           393,133
              JPY    1,200,000,000      10/27/35                  2.4400               0.0812+++          (121,504)
              JPY      675,000,000      07/12/35                  2.2250               0.0657+++           125,026
              JPY      700,000,000      12/19/35                  2.4700               0.0806+++           (87,198)
                                                                                                   ---------------
                                                                                                   $    (2,580,687)
                                                                                                   ===============

(1) Represents a zero-coupon interest rate swap with net payments at maturity, the Floating payment made by the Fund is based on the Retail Price Index for October 2035 and the Fixed payment to be received by the Fund is GBP 95,436,955
+    Rate based on 6 month LIBOR (Swiss BBA)
++   Rate based on 6 month LIBOR (GBP BBA)
+++  Rate based on 6 month LIBOR (JPY BBA)
BBA  British Banking Association

CURRENCY TYPE ABBREVIATIONS:
USD  United States Dollar
CHF  Swiss Franc
GBP  British Pound
JPY  Japanese Yen

                                                               UBS U.S. BOND FUND
              ----------------------------------------------------------------------------------------------------
                                                                     RATE TYPE
                                                         ------------------------------------
                                                                                                     UNREALIZED
                   NOTIONAL                               PAYMENTS MADE     PAYMENTS RECEIVED       APPRECIATION/
                    AMOUNT           TERMINATION DATES     BY THE FUND         BY THE FUND         (DEPRECIATION)
              --------------------   -----------------   ---------------    -----------------      ---------------
              USD       36,000,000       01/03/09                 4.7460%@             4.8075%     $        (8,214)
              USD        9,000,000       01/03/17                 4.9500               4.7460@               9,781
                                                                                                   ---------------
                                                                                                   $         1,567
                                                                                                   ===============

@    Rate based on 3 month LIBOR

CURRENCY TYPE ABBREVIATIONS:
USD  United States Dollar

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

I. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

J. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of the Funds' expenses. These amounts, if any, are reflected in the Statements of Operations.

K. OPTION WRITING: Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended December 31, 2005 for UBS Dynamic Alpha Fund was as follows:

                                                       NUMBER OF      AMOUNT OF
                                                       CONTRACTS      PREMIUMS
                                                         (000)        RECEIVED
                                                       ---------    ------------
Options outstanding at June 30, 2005                          --              --
Options written                                              535    $    176,861
Options terminated in closing purchase transactions           --              --
Options expired prior to exercise                             --              --
Options exercised                                             --              --
                                                       ---------    ------------
Options outstanding at December 31, 2005                     535    $    176,861
                                                       =========    ============

PURCHASED OPTIONS: Certain Funds may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

UBS Global AM (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

                                                                    AVERAGE DAILY NET ASSETS
                                   ---------------------------------------------------------------------------------------------
                                     $0 TO      $500 MM TO      $1 BILLION TO  $1.5 BILLION TO   $2.0 BILLION TO   $3.0 BILLION
FUND                                $500 MM     $1 BILLION      $1.5 BILLION     $2.0 BILLION      $3.0 BILLION      AND OVER
----                               --------    -------------    -------------  ---------------   ---------------   -------------
UBS Global Allocation Fund            0.800%           0.750%           0.700%           0.675%           0.650%           0.630%
UBS Global Bond Fund                  0.750            0.700            0.650            0.600            0.550            0.550
UBS International Equity Fund         0.800            0.750            0.700            0.675            0.650            0.650
UBS U.S. Large Cap Equity Fund        0.700            0.650            0.600            0.575            0.550            0.550
UBS U.S. Large Cap Growth Fund        0.700            0.650            0.600            0.575            0.550            0.550
UBS U.S. Large Cap Value Equity
 Fund                                 0.700            0.650            0.600            0.575            0.550            0.550
UBS U.S. Small Cap Growth Fund        0.850            0.850            0.825            0.825            0.825            0.825
UBS Dynamic Alpha Fund                0.850            0.800            0.750            0.725            0.700            0.700
UBS U.S. Bond Fund                    0.500            0.475            0.450            0.425            0.400            0.400
UBS Absolute Return Bond Fund         0.550            0.500            0.475            0.450            0.425            0.425
UBS High Yield Fund                   0.600            0.550            0.525            0.525            0.525            0.525

                                    $0 TO       $250 MM TO       $500 MM TO      $1.0 BILLION
                                   $250 MM       $500 MM         $1 BILLION        AND OVER
                                   --------    -------------    -------------    -------------
UBS Global Equity Fund                0.750%           0.700%           0.680%           0.650%

The Advisor has agreed to waive its fees and reimburse the expenses of each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the six months ended December 31, 2005, were as follows:

                                                                                                                      FEES/
                                    UBS CLASS A   UBS CLASS B    UBS CLASS C    UBS CLASS Y       ADVISORY         REIMBURSED
FUND                                EXPENSE CAP   EXPENSE CAP    EXPENSE CAP    EXPENSE CAP         FEES             WAIVED
----                               ------------   ------------   ------------   ------------   ---------------   ---------------
UBS Global Allocation Fund                  N/A            N/A            N/A            N/A   $    11,578,713                --
UBS Global Equity Fund                     1.25%          2.00%          2.00%          1.00%        1,667,386   $       306,015
UBS Global Bond Fund                       1.15           1.90           1.65           0.90           273,866           101,467
UBS International Equity Fund              1.25           2.00           2.00           1.00           555,016           127,506
UBS U.S. Large Cap Equity Fund             1.30           2.05           2.05           1.05         1,540,036                --
UBS U.S. Large Cap Growth Fund             1.05           1.80           1.80           0.80            31,684            60,575
UBS U.S. Large Cap Value Equity
 Fund                                      1.10           1.85           1.85           0.85           471,323           173,008
UBS U.S. Small Cap Growth Fund             1.28           2.03           2.03           1.03         1,390,530           130,501
UBS Dynamic Alpha Fund                     1.35           2.10           2.10           1.10         4,623,044                --
UBS U.S. Bond Fund                         0.85           1.60           1.35           0.60           338,107           123,839
UBS Absolute Return Bond Fund              1.00            N/A*          1.35           0.85           830,024                --
UBS High Yield Fund                        1.20           1.95           1.70           0.95           343,738            94,891

* UBS Absolute Return Bond Fund does not offer Class B shares.

Each Fund will reimburse UBS Global AM expenses it reimburses for a period three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the six months ended December 31, 2005 are subject to repayment through June 30, 2009.

At December 31, 2005, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                 FEE WAIVERS/
                                                   EXPENSE
                                                REIMBURSEMENTS
                                                  SUBJECT TO        EXPIRES        EXPIRES        EXPIRES        EXPIRES
FUND                                              REPAYMENT      JUNE 30, 2006  JUNE 30, 2007  JUNE 30, 2008  JUNE 30, 2009
----                                            ---------------  -------------  -------------  -------------  -------------
UBS Global Allocation Fund--Class A             $         5,042   $      5,042             --             --             --
UBS Global Allocation Fund--Class B                       1,169          1,169             --             --             --
UBS Global Allocation Fund--Class C                       4,092          4,092             --             --             --
UBS Global Allocation Fund--Class Y                          --             --             --             --             --
UBS Global Equity Fund--Class A                         570,139         81,111   $    238,725   $    157,744   $     92,559
UBS Global Equity Fund--Class B                         872,650         78,479        390,500        271,790        131,881
UBS Global Equity Fund--Class C                         546,658         60,776        254,518        155,224         76,140
UBS Global Equity Fund--Class Y                         164,180         72,146         37,881         48,718          5,435
UBS Global Bond Fund--Class A                           153,771         17,106         53,343         54,654         28,668
UBS Global Bond Fund--Class B                            18,088          4,461          6,816          5,301          1,510
UBS Global Bond Fund--Class C                            27,839          2,581         12,045          9,933          3,280
UBS Global Bond Fund--Class Y                           472,997        150,324        130,933        123,731         68,009
UBS International Equity Fund--Class A                   89,575          5,634         14,581         49,413         19,947
UBS International Equity Fund--Class B                    7,185            470          3,430          2,359            926
UBS International Equity Fund--Class C                    7,557            629          3,052          2,511          1,365
UBS International Equity Fund--Class Y                  709,383        176,654        229,989        197,472        105,268
UBS U.S. Large Cap Equity Fund--Class A                  23,949         20,521          3,428             --             --
UBS U.S. Large Cap Equity Fund--Class B                     849            849             --             --             --
UBS U.S. Large Cap Equity Fund--Class C                     875            875             --             --             --
UBS U.S. Large Cap Equity Fund--Class Y                 200,387        200,387             --             --             --
UBS U.S. Large Cap Growth Fund--Class A                 139,362         29,557         29,595         51,018         29,192
UBS U.S. Large Cap Growth Fund--Class B                  22,197          4,725          6,094          7,933          3,445
UBS U.S. Large Cap Growth Fund--Class C                  28,944         11,451          5,873          8,401          3,219
UBS U.S. Large Cap Growth Fund--Class Y                 202,858         55,574         50,726         71,839         24,719
UBS U.S. Large Cap Value Equity Fund--Class A           679,624         19,145        211,954        312,029        136,496
UBS U.S. Large Cap Value Equity Fund--Class B           127,420          8,403         69,108         42,951          6,958
UBS U.S. Large Cap Value Equity Fund--Class C           138,599          8,031         44,157         62,485         23,926
UBS U.S. Large Cap Value Equity Fund--Class Y           110,179         69,577         19,559         15,415          5,628
UBS U.S. Small Cap Growth Fund--Class A                 473,233         12,327        121,354        272,585         66,967
UBS U.S. Small Cap Growth Fund--Class B                 112,234          2,351         44,503         51,108         14,272
UBS U.S. Small Cap Growth Fund--Class C                  84,800          1,751         33,446         38,249         11,354
UBS U.S. Small Cap Growth Fund--Class Y                 372,331        109,444        114,628        110,351         37,908
UBS Dynamic Alpha Fund--Class A                              --             --             --             --             --
UBS Dynamic Alpha Fund--Class B                             657             --             --            657             --
UBS Dynamic Alpha Fund--Class C                              --             --             --             --             --
UBS Dynamic Alpha Fund--Class Y                              --             --             --             --             --
UBS U.S. Bond Fund--Class A                             273,531         46,010         83,977        108,925         34,619
UBS U.S. Bond Fund--Class B                              26,890          6,276         11,048          7,703          1,863
UBS U.S. Bond Fund--Class C                              19,241          3,644          7,557          6,202          1,838
UBS U.S. Bond Fund--Class Y                             542,398        129,523        158,431        168,925         85,519
UBS Absolute Return Bond Fund--Class A                       --             --             --             --             --
UBS Absolute Return Bond Fund--Class C                    3,515             --             --          3,515             --
UBS Absolute Return Bond Fund--Class Y                       --             --             --             --             --
UBS High Yield Fund--Class A                            435,004        234,773         84,599         55,259         60,373
UBS High Yield Fund--Class B                             63,272         48,149         10,229          2,034          2,860
UBS High Yield Fund--Class C                            113,522         61,780         22,340         15,374         14,028
UBS High Yield Fund--Class Y                            232,094        210,165             --          4,299         17,630

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the six months ended December 31, 2005, the Funds owed and incurred administrative fees as follows:

                                           ADMINISTRATIVE   ADMINISTRATIVE
FUND                                         FEES OWED      FEES INCURRED
----                                       --------------   --------------
UBS Global Allocation Fund                 $      222,006   $    1,243,900
UBS Global Equity Fund                             29,319          171,897
UBS Global Bond Fund                                4,407           27,387
UBS International Equity Fund                       9,518           52,033
UBS U.S. Large Cap Equity Fund                     28,790          165,005
UBS U.S. Large Cap Growth Fund                        709            3,394
UBS U.S. Large Cap Value Equity Fund                8,589           50,499
UBS U.S. Small Cap Growth Fund                     22,683          122,694
UBS Dynamic Alpha Fund                             92,768          425,369
UBS U.S. Bond Fund                                  8,284           50,716
UBS Absolute Return Bond Fund                      23,520          105,836
UBS High Yield Fund                                 6,910           42,968

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the six months ended December 31, 2005 were as follows:

                                                                       UBS GLOBAL ALLOCATION FUND
                                                            ------------------------------------------------
                                                                                                CHANGE IN
                                                                                  NET         NET UNREALIZED
                                                                SALES           REALIZED      APPRECIATION/
AFFILIATES                                   PURCHASES         PROCEEDS          GAIN         (DEPRECIATION)       VALUE
----------                                 --------------   --------------   --------------   --------------   --------------
UBS Corporate Bond Relationship Fund       $   10,537,465               --               --   $           --   $   10,537,465
UBS Emerging Markets Equity
 Relationship Fund                                     --   $   90,000,000   $   28,886,951         (258,620)     112,787,460
UBS High Yield Relationship Fund                       --       30,000,000        2,433,501       (1,474,372)      30,423,203
UBS Small Cap Equity Relationship Fund                 --               --               --        5,371,898       89,312,890

                                                                           UBS GLOBAL BOND FUND
                                                            ------------------------------------------------
                                                                                                CHANGE IN
                                                                                  NET         NET UNREALIZED
                                                                SALES           REALIZED      APPRECIATION/
AFFILIATES                                   PURCHASES         PROCEEDS          GAIN         (DEPRECIATION)       VALUE
----------                                 --------------   --------------   --------------   --------------   --------------
UBS U.S. Securitized Mortgage
 Relationship Fund                         $      750,000   $    1,800,000   $       75,149   $        8,893   $   11,588,095

                                                                         UBS DYNAMIC ALPHA FUND
                                                            ------------------------------------------------
                                                                                                CHANGE IN
                                                                                  NET         NET UNREALIZED
                                                                SALES           REALIZED      APPRECIATION/
AFFILIATES                                   PURCHASES         PROCEEDS        GAIN/(LOSS     (DEPRECIATION)        VALUE
----------                                 --------------   --------------   --------------   --------------   --------------
UBS Emerging Markets Equity
Relationship Fund                          $   46,510,000               --               --   $   28,291,740   $  153,283,429
UBS International Equity Relationship
 Fund                                         130,850,000               --               --       32,794,503      367,362,955
UBS Small Cap Equity Relationship Fund                 --               --               --        4,359,359       72,492,098
UBS U.S. Equity Alpha Relationship Fund       135,900,000               --               --        6,281,371      142,181,371
UBS U.S. Large Cap Equity
 Relationship Fund                            249,850,000   $  100,000,000    $     403,532       32,868,075      548,298,567
UBS Large Cap Growth Equity
 Relationship Fund                             74,627,267               --               --        2,268,181       76,895,448

                                                                      UBS ABSOLUTE RETURN BOND FUND
                                                            ------------------------------------------------
                                                                                                 CHANGE IN
                                                                                  NET         NET UNREALIZED
                                                                SALES           REALIZED      APPRECIATION/
AFFILIATES                                   PURCHASES         PROCEEDS        GAIN/(LOSS)    (DEPRECIATION)        VALUE
----------                                 --------------   --------------   --------------   --------------   --------------
UBS U.S. Securitized Mortgage
 Relationship Fund                         $   31,000,000               --               --   $      362,235   $   54,432,001

The Funds may invest in shares of the UBS Supplementary Trust -- U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at December 31, 2005 and for the six months then ended were as follows:

                                                                                                                % OF
                                                             SALES           INTEREST                            NET
FUND                                     PURCHASES          PROCEEDS          INCOME             VALUE         ASSETS
----                                  ---------------   ---------------   ---------------   ---------------   --------
UBS Global Allocation Fund            $   482,495,829   $   378,683,245   $     7,415,098   $   474,593,845      13.48%
UBS Global Equity Fund                     39,449,770        38,255,332            26,551         2,250,128       0.49
UBS Global Bond Fund                       15,798,150        16,151,233            49,716         1,810,120       2.62
UBS International Equity Fund              21,903,636        22,053,446            18,194        10,375,208       6.77
UBS U.S. Large Cap Equity Fund            118,308,629       124,539,548           297,801         7,066,227       1.55
UBS U.S. Large Cap Growth Fund              3,284,545         3,032,000             5,135           391,690       3.39
UBS U.S. Large Cap Value Equity
 Fund                                      16,559,887        16,213,047            27,000         1,290,960       0.97
UBS U.S. Small Cap Growth Fund            100,070,609        93,922,237           258,199        14,251,658       4.04
UBS U.S. Bond Fund                         44,749,525        41,386,754           139,690        14,685,949      11.27
UBS High Yield Fund                        33,583,266        28,647,123            51,089         5,198,454       4.73

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of Operations. Amounts relating to those investments at December 31, 2005 and for the six months then ended were as follows:

                                                                                                                % OF
                                                             SALES           INTEREST                            NET
FUND                                     PURCHASES          PROCEEDS          INCOME             VALUE         ASSETS
----                                  ---------------   ---------------   ---------------   ---------------   --------
UBS Dynamic Alpha Fund                $   527,860,724   $   455,539,079   $     1,296,058   $   111,414,722       7.18%
UBS Absolute Return Bond Fund             251,522,628       228,441,871           470,242        34,765,653       9.37

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the six months ended December 31, 2005, were as follows:

FUND                                       UBS SECURITIES LLC
----                                       ------------------
UBS Global Allocation Fund                 $            8,587
UBS U.S. Large Cap Equity Fund                        282,750
UBS U.S. Large Cap Value Equity Fund                   61,021
UBS U.S. Small Cap Growth Fund                        203,309

3.   SERVICE AND DISTRIBUTION PLANS

The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

FUND                                       CLASS A    CLASS B    CLASS C
----                                       --------   --------   --------
UBS Global Allocation Fund                     0.25%      1.00%      1.00%
UBS Global Equity Fund                         0.25       1.00       1.00
UBS Global Bond Fund                           0.25       1.00       0.75
UBS International Equity Fund                  0.25       1.00       1.00
UBS U.S. Large Cap Equity Fund                 0.25       1.00       1.00
UBS U.S. Large Cap Growth Fund                 0.25       1.00       1.00
UBS U.S. Large Cap Value Equity Fund           0.25       1.00       1.00
UBS U.S. Small Cap Growth Fund                 0.25       1.00       1.00
UBS Dynamic Alpha Fund                         0.25       1.00       1.00
UBS U.S. Bond Fund                             0.25       1.00       0.75
UBS Absolute Return Bond Fund                  0.15        N/A       0.50
UBS High Yield Fund                            0.25       1.00       0.75

UBS Global AM (US) also receives the proceeds of the inital sales charges paid upon purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C.

At December 31, 2005, certain Funds owed UBS Global AM (US) service and distribution fees, and for the six months ended December 31, 2005, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

                                               SERVICE AND
                                            DISTRIBUTION FEES   SALES CHARGES
FUND                                              OWED             EARNED
----                                        -----------------  ----------------
UBS Global Allocation Fund--A               $         405,368  $      3,157,491
UBS Global Allocation Fund--B                         146,208           233,664
UBS Global Allocation Fund--C                         843,069           142,950
UBS Global Equity Fund--A                              39,824            45,636
UBS Global Equity Fund--B                              23,479           175,784
UBS Global Equity Fund--C                              54,078             1,354
UBS Global Bond Fund--A                                 3,627             2,667
UBS Global Bond Fund--B                                   507             3,457
UBS Global Bond Fund--C                                 1,654             1,368
UBS International Equity Fund--A                        4,360            12,746
UBS International Equity Fund--B                          604             1,387
UBS International Equity Fund--C                        1,624               797
UBS U.S. Large Cap Equity Fund--A                      11,375            95,233
UBS U.S. Large Cap Equity Fund--B                         719             2,780
UBS U.S. Large Cap Equity Fund--C                       3,588               293
UBS U.S. Large Cap Growth Fund--A                       1,122            13,999
UBS U.S. Large Cap Growth Fund--B                         316                 3
UBS U.S. Large Cap Growth Fund--C                         533                 0
UBS U.S. Large Cap Value Equity Fund--A                22,915            23,810
UBS U.S. Large Cap Value Equity Fund--B                 2,700            10,453
UBS U.S. Large Cap Value Equity Fund--C                14,765                63
UBS U.S. Small Cap Growth Fund--A                      28,712            27,935
UBS U.S. Small Cap Growth Fund--B                       7,014            20,757
UBS U.S. Small Cap Growth Fund--C                       7,387               413
UBS Dynamic Alpha Fund--A                             206,841         3,549,383
UBS Dynamic Alpha Fund--B                              18,111            12,368
UBS Dynamic Alpha Fund--C                             284,826            77,662
UBS U.S. Bond Fund--A                                   7,504             5,490
UBS U.S. Bond Fund--B                                     904             1,499
UBS U.S. Bond Fund--C                                   1,007               153
UBS Absolute Return Bond Fund--A                       20,719           158,510
UBS Absolute Return Bond Fund--C                       10,261             9,063
UBS High Yield Fund--A                                 12,273            60,843
UBS High Yield Fund--B                                  2,335             8,104
UBS High Yield Fund--C                                  8,716             1,106

4.   REDEMPTION FEES

UBS Global Allocation Fund, UBS Global Equity Fund, UBS Dynamic Alpha Fund and UBS International Equity Fund charge a 1.00% redemption fee if you sell or exchange Class A shares or Class Y shares less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Fund are disclosed in the Statements of Changes in Net Assets.

5.   TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services, Inc. provides transfer agency and related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC.

For the six months ended December 31, 2005, UBS Financial Services, Inc. received from total transfer agency and related services fees paid by the Funds to PFPC as follows:

FUND                                       AMOUNT PAID
----                                       ------------
UBS Global Allocation Fund                 $    454,329
UBS Global Equity Fund                          125,572
UBS Global Bond Fund                              7,579
UBS International Equity Fund                     3,967
UBS U.S. Large Cap Equity Fund                    5,054
UBS U.S. Large Cap Growth Fund                    1,226
UBS U.S. Large Cap Value Equity Fund             31,600
UBS U.S. Small Cap Growth Fund                   21,794
UBS Dynamic Alpha Fund                          163,059
UBS U.S. Bond Fund                                2,137
UBS Absolute Return Bond Fund                    18,843
UBS High Yield Fund                              31,070

6.   SECURITIES LENDING

Each Funds may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Schedule of Investments. In addition, the UBS Global Allocation Fund received U.S. Government Agency securities as collateral amounting to $88,908,069, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2005, were as follows:

                                                                            MARKET VALUE
                                   MARKET VALUE OF      COLLATERAL         OF INVESTMENTS
                                     SECURITIES        RECEIVED FOR      OF CASH COLLATERAL
FUND                                   LOANED        SECURITIES LOANED        RECEIVED
----                               ---------------   -----------------   ------------------
UBS Global Allocation Fund         $   164,969,790   $     170,415,985   $       81,507,916
UBS International Equity Fund            8,961,661           9,457,870            9,457,870

7.   LINE OF CREDIT

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a 364-day $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility in the amount of 0.09% per annum on the average daily balance of the line of credit not utilized. The average daily borrowings under the agreement for the six months ended December 31, 2005, were as follows:

                                          AVERAGE                                                WEIGHTED
                                           DAILY        NUMBER OF DAYS       INTEREST       AVERAGE ANNUALIZED
FUND                                    BORROWINGS       OUTSTANDING          EXPENSE         INTEREST RATES
----                                  ---------------   ---------------   ---------------   ------------------
UBS Global Equity Fund                $     1,700,000                 1   $           218                 4.62%
UBS Global Bond Fund                        1,900,000                 3               673                 4.25%
UBS International Equity Fund              36,130,000                 9             4,463                 4.45%
UBS U.S. Large Cap Equity Fund              4,000,000                 1               444                 4.00%
UBS U.S. Bond Fund                          4,135,000                 2               853                 3.72%

8.   PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term investments and U.S. Government and agency securities, were as follows:

                                                                  SALES
FUND                                          PURCHASES         PROCEEDS
----                                       ---------------   ---------------
UBS Global Allocation Fund                 $   910,306,925   $   747,421,296
UBS Global Equity Fund                         102,919,575       126,073,052
UBS Global Bond Fund                            33,723,679        32,682,717
UBS International Equity Fund                   39,101,091        32,475,593
UBS U.S. Large Cap Equity Fund                 206,400,142       169,598,121
UBS U.S. Large Cap Growth Fund                   7,804,782         4,725,130
UBS U.S. Large Cap Value Equity Fund            30,288,042        40,427,638
UBS U.S. Small Cap Growth Fund                 146,112,298        76,095,639
UBS Dynamic Alpha Fund                         702,090,770       183,561,927
UBS U.S. Bond Fund                              43,432,948        48,412,836
UBS Absolute Return Bond Fund                  314,685,566       108,739,398
UBS High Yield Fund                             34,078,228        40,899,999

For the six months ended December 31, 2005, aggregate purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                                 SALES
FUND                                          PURCHASES         PROCEEDS
----                                       ---------------   ---------------
UBS Global Allocation Fund                 $   435,433,218   $   398,004,500
UBS Global Bond Fund                            11,673,256        13,530,300
UBS U.S. Bond Fund                              74,191,093        85,908,439

9.   FEDERAL INCOME TAXES

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal income tax.

The tax character of distributions paid during the fiscal year ended June 30, 2005 were as follows:

                                                             2005
                                      ---------------------------------------------------
                                       DISTRIBUTIONS     DISTRIBUTIONS
                                         PAID FROM       PAID FROM NET         TOTAL
                                         ORDINARY          LONG-TERM       DISTRIBUTIONS
FUND                                      INCOME         CAPITAL GAINS         PAID
----                                  ---------------   ---------------   ---------------
UBS Global Allocation Fund            $    61,142,280   $    26,432,523   $    87,574,803
UBS Global Equity Fund                             --                --                --
UBS Global Bond Fund                        3,630,892                --         3,630,892
UBS International Equity Fund               1,435,132                --         1,435,132
UBS U.S. Large Cap Equity Fund              1,656,696         5,535,537         7,192,233
UBS U.S. Large Cap Growth Fund                     --                --                --
UBS U.S. Large Cap Value
 Equity Fund                                3,247,492        21,462,799        24,710,291
UBS U.S. Small Cap Growth Fund                     --         3,161,183         3,161,183
UBS Dynamic Alpha Fund                             --                --                --
UBS U.S. Bond Fund                          5,675,397                --         5,675,397
UBS Absolute Return Bond Fund                 354,913                --           354,913
UBS High Yield Fund                        11,449,762                --        11,449,762

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2006.

At June 30, 2005, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

                         EXPIRATION        EXPIRATION        EXPIRATION       EXPIRATION       EXPIRATION       EXPIRATION
                           DATE              DATE               DATE             DATE            DATE             DATE
FUND                   JUNE 30, 2008     JUNE 30, 2009     JUNE 30, 2010     JUNE 30, 2011    JUNE 30, 2012    JUNE 30, 2013
----                   --------------    --------------    --------------    --------------   --------------   --------------
UBS Global Bond
 Fund                              --    $      414,186                --                --               --               --
UBS U.S. Large
 Cap Growth Fund                   --                --    $    1,009,544    $    1,745,070   $      603,775               --
UBS U.S. Large
 Cap Value Equity
 Fund                  $      355,937+           83,503+          273,335+               --               --               --
UBS U.S. Bond Fund                 --           404,247                --                --          614,333   $      140,847

At June 30, 2005, the UBS Global Equity Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

  EXPIRATION DATE      EXPIRATION DATE       EXPIRATION DATE      EXPIRATION DATE      EXPIRATION DATE
   JUNE 30, 2007        JUNE 30, 2008         JUNE 30, 2009        JUNE 30, 2010        JUNE 30, 2011
  ---------------      ---------------       ---------------      ---------------      ---------------
  $    43,655,508++     $  143,090,067++      $  389,124,210++     $  253,636,661++     $    4,283,846++

At June 30, 2005, the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

EXPIRATION DATE   EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE EXPIRATION DATE
 JUNE 30, 2006     JUNE 30, 2007   JUNE 30, 2008   JUNE 30, 2009   JUNE 30, 2010   JUNE 30, 2011   JUNE 30, 2012   JUNE 30, 2013
----------------  --------------- --------------- --------------- --------------- --------------- --------------- ---------------
$  11,387,957+++  $ 18,661,457+++ $  98,009,332++ $ 23,205,714+++ $  6,612,767+++ $  37,425,637++ $ 15,791,570+++ $ 11,067,780+++

+ Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in susequent years may be limited.
++ Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.
+++ Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

During the fiscal year ended June 30, 2005, the following Funds utilized capital loss carryforwards to offset current year realized gains:

UBS Global Equity Fund                             $ 37,823,282
UBS Global Bond Fund                                    794,355
UBS International Equity Fund                        10,745,480
UBS U.S. Large Cap Growth Fund                          255,849
UBS U.S. Large Cap Value Equity Fund                    433,552

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2005, the following Funds incurred, and elected to defer, losses of the following:

                                                NET           NET
                                              CAPITAL      CURRENCY
FUND                                          LOSSES        LOSSES
----                                       ------------   -----------
UBS Global Allocation Fund                           --   $ 3,858,607
UBS International Equity Fund                        --       172,484
UBS Dynamic Alpha Fund                     $  3,920,974            --
UBS U.S. Bond Fund                              187,197            --
UBS Absolute Return Bond Fund                   448,931            --
UBS High Yield Fund                          21,849,116            --

10.  COMMISSION RECAPTURE PROGRAM

Effective November 1, 2005, the Board approved a brokerage commission recapture program for the following Funds: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The recaptured commissions are reflected on the Statement of Operations within the net realized and unrealized gains (losses) on investment activities.

11.  CAPITAL CONTRIBUTIONS FROM ADVISOR

Subsequent to December 31, 2005, UBS Global AM reimbursed the UBS Dynamic Alpha Fund for a trading error in the amount of $24,866 or $0.0002 per share based upon the Fund's shares outstanding at December 31, 2005.

12.  SHARES OF BENEFICIAL INTEREST

For the six months ended December 31, 2005, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS GLOBAL ALLOCATION FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               28,602,226    $  391,225,364           791,934    $   10,628,403
Shares Repurchased                       (12,705,342)     (173,995,218)         (624,297)       (8,437,782)
Shares Converted from
  Class B to Class A                       1,717,510        23,396,481        (1,754,088)      (23,396,481)
Dividends Reinvested                       7,113,861        95,467,597           548,472         7,256,282
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   24,728,255    $  336,094,224        (1,037,979)   $  (13,949,578)
                                      ==============    ==============    ==============    ==============
                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                8,834,283    $  118,456,028         5,646,476    $   77,532,096
Shares Repurchased                        (5,698,191)      (76,482,896)       (2,701,019)      (37,462,209)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                       3,404,878        44,944,379         1,539,235        20,933,598
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                    6,540,970    $   86,917,511         4,484,692    $   61,003,485
                                      ==============    ==============    ==============    ==============

UBS GLOBAL EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  561,961    $    6,804,691            19,980    $      234,706
Shares Repurchased                        (1,513,585)      (18,421,760)         (968,060)      (11,410,489)
Shares Converted from
  Class B to Class A                       6,288,761        75,512,438        (6,439,636)      (75,512,438)
Dividends Reinvested                          81,168         1,015,414                --                --
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                    5,418,305    $   64,910,783        (7,387,716)   $  (86,688,221)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   84,913    $      982,665         2,432,878    $   29,918,216
Shares Repurchased                        (1,030,057)      (12,166,267)       (1,637,464)      (20,115,692)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                              --                --           105,660         1,345,053
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (945,144)   $  (11,183,602)          901,074    $   11,147,577
                                      ==============    ==============    ==============    ==============

UBS GLOBAL BOND FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  340,365    $    3,302,674                97    $          945
Shares Repurchased                          (353,389)       (3,412,416)           (6,980)          (67,654)
Shares Converted from
  Class B to Class A                          48,250           466,680           (48,150)         (466,680)
Dividends Reinvested                          36,094           342,433               978             9,299
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       71,320    $      699,371           (54,055)   $     (524,090)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                    5,761    $       56,129         1,239,280    $   13,209,717
Shares Repurchased                           (55,402)         (534,740)       (1,422,814)      (15,120,845)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                           3,545            33,530            99,664         1,046,000
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      (46,096)   $     (445,081)          (83,870)   $     (865,128)
                                      ==============    ==============    ==============    ==============

UBS INTERNATIONAL EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  547,580    $    5,514,056             3,284    $       32,729
Shares Repurchased                          (199,942)       (1,999,978)             (633)          (10,506)
Shares Converted from
  Class B to Class A                          28,135           278,864           (28,617)         (278,864)
Dividends Reinvested                          85,840           875,565             2,372            23,936
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      461,613    $    4,668,507           (23,594)   $     (232,705)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   38,184    $      380,572         1,945,518    $   19,851,254
Shares Repurchased                           (39,228)         (390,718)       (1,723,623)      (17,199,457)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                           6,565            65,849           564,394         5,796,333
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                        5,521    $       55,703           786,289    $    8,448,130
                                      ==============    ==============    ==============    ==============

UBS U.S. LARGE CAP EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                1,680,853    $   29,988,469            28,730    $      439,685
Shares Repurchased                          (242,172)       (4,359,787)           (4,293)          (75,279)
Shares Converted from
  Class B to Class A                          35,767           635,759           (36,552)         (635,759)
Dividends Reinvested                          77,658         1,407,165               943            79,484
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                    1,552,106    $   27,671,606           (11,172)   $     (191,869)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  119,377    $    2,096,315         5,882,200    $  106,101,215
Shares Repurchased                           (12,563)         (224,038)       (5,736,990)     (102,714,233)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                              --                --           569,763        10,420,965
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      106,814    $    1,872,277           714,973    $   13,807,947
                                      ==============    ==============    ==============    ==============

UBS U.S. LARGE CAP GROWTH FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  217,633    $    1,925,408            15,717    $      135,177
Shares Repurchased                           (62,466)         (546,844)           (5,059)          (41,824)
Shares Converted from
  Class B to Class A                          39,014           334,223           (40,070)         (334,223)
Dividends Reinvested                             113             1,082                --                --
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      194,294    $    1,713,869           (29,412)   $     (240,870)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   32,399    $      284,942           185,855    $    1,733,177
Shares Repurchased                           (11,191)          (95,432)          (28,155)         (258,852)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                              --                --               412             4,014
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       21,208    $      189,510           158,112    $    1,478,339
                                      ==============    ==============    ==============    ==============

UBS U.S. LARGE CAP VALUE EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  143,446    $    1,555,571            10,699    $      113,124
Shares Repurchased                          (912,706)       (9,810,428)          (44,368)         (474,198)
Shares Converted from
  Class B to Class A                         160,218         1,720,715          (163,257)       (1,720,715)
Dividends Reinvested                         979,396         9,962,755            24,425           245,715
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      370,354    $    3,428,613          (172,501)   $   (1,836,074)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   12,656    $      137,064            93,586    $    1,009,140
Shares Repurchased                          (119,556)       (1,266,984)          (68,738)         (755,273)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                         158,856         1,591,737            65,013           663,136
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       51,956    $      461,817            89,861    $      917,003
                                      ==============    ==============    ==============    ==============

UBS U.S. SMALL CAP GROWTH FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                2,148,745    $   30,395,965            14,950    $      207,878
Shares Repurchased                        (1,060,180)      (14,984,353)          (60,448)         (834,708)
Shares Converted from
  Class B to Class A                          93,523         1,305,866           (96,296)       (1,305,866)
Dividends Reinvested                         312,033         4,352,865            23,750           320,860
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                    1,494,121    $   21,070,343          (118,044)   $   (1,611,836)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   13,957    $      190,211         4,898,157    $   70,766,322
Shares Repurchased                           (52,041)         (715,381)       (1,669,271)      (24,069,943)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                          24,665           332,733           535,599         7,637,632
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      (13,419)   $     (192,437)        3,764,485    $   54,334,011
                                      ==============    ==============    ==============    ==============

UBS DYNAMIC ALPHA FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               49,929,198    $  529,536,244           905,814    $    9,544,989
Shares Repurchased                        (6,517,227)      (69,041,006)         (157,553)       (1,647,403)
Shares Converted from
  Class B to Class A                         158,330         1,673,618          (159,170)       (1,673,618)
Dividends Reinvested                         794,115         8,560,557             7,912            85,128
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   44,364,416    $  470,729,413           597,003    $    6,309,096
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               13,766,282    $  145,174,186         7,920,935    $   84,759,417
Shares Repurchased                        (1,283,225)      (13,517,271)         (221,827)       (2,383,180)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                         138,064         1,484,196           118,432         1,277,884
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   12,621,121    $  133,141,111         7,817,540    $   83,654,121
                                      ==============    ==============    ==============    ==============

UBS U.S. BOND FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  440,504    $    4,661,304               340    $        3,593
Shares Repurchased                          (362,492)       (3,830,206)          (13,426)         (142,056)
Shares Converted from
  Class B to Class A                          39,104           409,910           (39,069)         (409,910)
Dividends Reinvested                          50,503           532,797             1,462            15,451
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      167,619    $    1,773,805           (50,693)   $     (532,922)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                    8,904    $       94,954         1,640,714    $   17,349,250
Shares Repurchased                           (52,978)         (560,688)       (3,272,752)      (34,695,375)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                           2,223            23,428           207,115         2,184,625
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      (41,851)   $     (442,306)       (1,424,923)   $  (15,161,500)
                                      ==============    ==============    ==============    ==============

UBS ABSOLUTE RETURN BOND FUND

                                                  CLASS A                             CLASS C
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                8,963,857    $   90,028,846           964,518    $    9,686,131
Shares Repurchased                        (3,425,850)      (34,428,392)         (278,601)       (2,797,369)
Dividends Reinvested                         297,434         2,960,732            38,654           384,687
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                    5,835,441    $   58,561,186           724,571    $    7,273,449
                                      ==============    ==============    ==============    ==============

                                                  CLASS Y
                                      --------------------------------
                                          SHARES            AMOUNT
                                      --------------    --------------
Shares Sold                               16,617,236    $  166,867,873
Shares Repurchased                          (325,972)       (3,273,612)
Dividends Reinvested                         248,243         2,470,361
                                      --------------    --------------
Net Increase (Decrease)                   16,539,507    $  166,064,622
                                      ==============    ==============

UBS HIGH YIELD FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  820,620    $    5,773,239            32,185    $      228,656
Shares Repurchased                        (2,050,616)      (14,520,598)          (50,196)         (359,721)
Shares Converted from
  Class B to Class A                         147,943         1,047,060          (147,943)       (1,047,060)
Dividends Reinvested                         167,599         1,178,941             5,251            37,007
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (914,454)   $   (6,521,358)         (160,703)   $   (1,141,118)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   26,423    $      188,195         1,662,315    $   11,847,003
Shares Repurchased                          (270,519)       (1,907,440)         (955,053)       (6,774,933)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                          37,854           266,383           188,570         1,331,325
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (206,242)   $   (1,452,862)          895,832    $    6,403,395
                                      ==============    ==============    ==============    ==============

For the year ended June 30, 2005, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS GLOBAL ALLOCATION FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               69,033,054    $  901,176,727         4,887,986    $   62,268,212
Shares Repurchased                       (25,752,268)     (336,025,571)       (1,775,385)      (22,618,913)
Shares Converted from
  Class B to Class A                       2,058,238        26,884,109        (2,096,843)      (26,884,109)
Dividends Reinvested                       3,245,207        42,774,132           435,192         5,648,829
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   48,584,231    $  634,809,397         1,450,950    $   18,414,019
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               30,536,574    $  391,636,475         9,025,992    $  120,041,312
Shares Repurchased                        (7,634,229)      (97,678,242)       (4,549,745)      (60,500,742)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                       1,736,469        22,554,243           790,799        10,549,257
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   24,638,814    $  316,512,476         5,267,046    $   70,089,827
                                      ==============    ==============    ==============    ==============

UBS GLOBAL EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  894,976    $    9,923,996           128,544    $    1,408,467
Shares Repurchased                        (2,676,088)      (29,650,038)       (3,431,230)      (37,526,341)
Shares Converted from
  Class B to Class A                          98,506         1,118,102          (100,459)       (1,118,102)
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   (1,682,606)   $  (18,607,940)       (3,403,145)   $  (37,235,976)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  244,264    $    2,689,476         4,834,174    $   55,242,625
Shares Repurchased                        (2,189,686)      (23,935,439)       (2,142,827)      (24,384,169)
Shares Converted from
  Class B to Class A                              --                --                --                --
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                   (1,945,422)   $  (21,245,963)        2,691,347    $   30,858,456
                                      ==============    ==============    ==============    ==============

UBS GLOBAL BOND FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  779,454    $    7,873,101            26,285    $      266,491
Shares Repurchased                          (663,537)       (6,662,877)          (37,800)         (382,415)
Shares Converted from
  Class B to Class A                          31,671           315,713           (31,632)         (315,713)
Dividends Reinvested                          70,787           720,661             4,801            49,041
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      218,375    $    2,246,598           (38,346)   $     (382,596)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   67,803    $      708,589         1,912,428    $   21,397,026
Shares Repurchased                          (114,205)       (1,158,206)       (1,089,043)      (12,141,042)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                          10,279           104,558           219,180         2,456,745
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      (36,123)   $     (345,059)        1,042,565    $   11,712,729
                                      ==============    ==============    ==============    ==============

UBS INTERNATIONAL EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  971,771    $    9,123,414            47,847    $      442,038
Shares Repurchased                          (327,691)       (3,095,147)          (23,780)         (222,508)
Shares Converted from
  Class B to Class A                          26,666           249,695           (27,040)         (249,695)
Dividends Reinvested                          12,425           118,283               681             6,407
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      683,171    $    6,396,245            (2,292)   $      (23,758)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   60,935    $      554,593         3,579,796    $   33,764,818
Shares Repurchased                           (25,220)         (220,443)       (3,533,605)      (32,656,863)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                           1,315            12,319           131,730         1,260,658
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       37,030    $      346,469           177,921    $    2,368,613
                                      ==============    ==============    ==============    ==============

UBS U.S. LARGE CAP EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                1,141,152    $   19,359,581            24,505    $      396,959
Shares Repurchased                          (179,593)       (2,974,111)          (29,181)         (474,059)
Shares Converted from
  Class B to Class A                          13,887           228,126           (14,138)         (228,126)
Dividends Reinvested                          20,364           345,579             1,917            32,050
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      995,810    $   16,959,175           (16,897)   $     (273,176)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   51,504    $      833,269        13,930,423    $  237,587,472
Shares Repurchased                           (14,719)         (241,240)       (2,686,007)      (45,165,916)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                           3,177            53,085           357,650         6,115,822
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       39,962    $      645,114        11,602,066    $  198,537,378
                                      ==============    ==============    ==============    ==============

UBS U.S. LARGE CAP GROWTH FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  175,753    $    1,392,107            50,709    $      394,989
Shares Repurchased                           (93,780)         (717,925)          (15,315)         (117,501)
Shares Converted from
  Class B to Class A                           9,816            78,183           (10,038)          (78,183)
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       91,789    $      752,365            25,356    $      199,305
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   24,218    $      186,891           164,709    $    1,324,735
Shares Repurchased                           (30,467)         (236,018)         (243,604)       (1,899,270)
Shares Converted from
  Class B to Class A                              --                --                --                --
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                       (6,249)   $      (49,127)          (78,895)   $     (574,535)
                                      ==============    ==============    ==============    ==============

UBS U.S. LARGE CAP VALUE EQUITY FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  366,374    $    4,029,657            55,554    $      603,214
Shares Repurchased                        (2,237,107)      (23,806,916)         (384,823)       (4,197,986)
Shares Converted from
  Class B to Class A                         624,918         6,727,286          (635,303)       (6,727,286)
Dividends Reinvested                       1,659,438        17,009,142           124,814         1,261,871
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      413,622    $    3,959,169          (839,758)   $   (9,060,187)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   41,749    $      447,686           285,132    $    3,076,338
Shares Repurchased                          (428,096)       (4,522,736)         (221,110)       (2,345,027)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                         284,859         2,879,919            80,994           831,812
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (101,488)   $   (1,195,131)          145,016    $    1,563,123
                                      ==============    ==============    ==============    ==============

UBS U.S. SMALL CAP GROWTH FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                4,308,097    $   54,568,362            35,832    $      441,849
Shares Repurchased                        (2,262,684)      (28,745,706)         (238,254)       (2,944,023)
Shares Converted from
  Class B to Class A                          46,741           580,950           (47,761)         (580,950)
Dividends Reinvested                          71,937           967,560            12,117           159,219
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                    2,164,091    $   27,371,166          (270,316)   $   (2,923,905)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   47,561    $      578,491         5,363,965    $   71,157,347
Shares Repurchased                          (193,865)       (2,399,019)       (2,178,148)      (28,035,910)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                          10,789           141,660           106,806         1,464,308
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (135,515)   $   (1,678,868)        3,292,623    $   44,585,745
                                      ==============    ==============    ==============    ==============

UBS DYNAMIC ALPHA FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               57,910,258    $  583,108,170         1,569,610    $   15,948,744
Shares Repurchased                        (6,258,676)      (62,973,914)         (131,467)       (1,160,653)
Shares Converted from
  Class B to Class A                          16,030           162,127           (16,061)         (162,127)
                                      --------------    --------------    --------------    --------------
Net Increase                              51,667,612    $  520,296,383         1,422,082    $   14,625,964
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               20,860,891    $  209,686,120         5,508,507    $   55,539,965
Shares Repurchased                          (945,181)       (9,516,375)          (14,678)         (148,572)
Shares Converted from
  Class B to Class A                              --                --                --                --
                                      --------------    --------------    --------------    --------------
Net Increase                              19,915,710    $  200,169,745         5,493,829    $   55,391,393
                                      ==============    ==============    ==============    ==============

UBS U.S. BOND FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  894,623    $    9,585,427            31,772    $      341,139
Shares Repurchased                          (773,845)       (8,288,955)          (62,690)         (673,669)
Shares Converted from
  Class B to Class A                          15,385           164,785           (15,379)         (164,785)
Dividends Reinvested                          83,877           897,890             3,740            40,085
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      220,040    $    2,359,147           (42,557)   $     (457,230)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                   18,559    $      199,401         4,147,305    $   44,475,902
Shares Repurchased                           (39,043)         (418,111)       (2,769,582)      (29,708,217)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                           5,464            58,494           395,026         4,231,597
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                      (15,020)   $     (160,216)        1,772,749    $   18,999,282
                                      ==============    ==============    ==============    ==============

UBS ABSOLUTE RETURN BOND FUND

                                                  CLASS A                             CLASS C
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                               11,110,087    $  111,075,747         1,788,810    $   17,882,149
Shares Repurchased                          (575,116)       (5,750,561)          (90,869)         (908,477)
Dividends Reinvested                          23,777           237,297             2,978            29,722
                                      --------------    --------------    --------------    --------------
Net Increase                              10,558,748    $  105,562,483         1,700,919    $   17,003,394
                                      ==============    ==============    ==============    ==============

                                                  CLASS Y
                                      --------------------------------
                                          SHARES            AMOUNT
                                      --------------    --------------
Shares Sold                                1,999,998    $   19,999,975
Shares Repurchased                                --                --
Dividends Reinvested                           4,488            44,795
                                      --------------    --------------
Net Increase                               2,004,486    $   20,044,770
                                      ==============    ==============

UBS HIGH YIELD FUND

                                                  CLASS A                             CLASS B
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                1,902,920    $   13,792,311            51,129    $      372,922
Shares Repurchased                        (3,697,510)      (26,810,731)         (267,704)       (1,775,628)
Shares Converted from
  Class B to Class A                         387,287         2,817,173          (364,987)       (2,817,173)
Dividends Reinvested                         464,062         3,364,084            23,303           168,577
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (943,241)   $   (6,837,163)         (558,259)   $   (4,051,302)
                                      ==============    ==============    ==============    ==============

                                                  CLASS C                             CLASS Y
                                      --------------------------------    --------------------------------
                                          SHARES            AMOUNT             SHARES           AMOUNT
                                      --------------    --------------    --------------    --------------
Shares Sold                                  217,672    $    1,570,720         3,798,542    $   27,460,685
Shares Repurchased                          (631,495)       (4,603,207)       (6,824,874)      (49,884,542)
Shares Converted from
  Class B to Class A                              --                --                --                --
Dividends Reinvested                          91,108           659,270           479,895         3,488,674
                                      --------------    --------------    --------------    --------------
Net Increase (Decrease)                     (322,715)   $   (2,373,217)       (2,546,437)   $  (18,935,183)
                                      ==============    ==============    ==============    ==============

                THE UBS FUNDS -- GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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

[UBS LOGO]
                                                                     PRESORTED
                                                                     STANDARD
                                                                   U.S. POSTAGE
  UBS GLOBAL ASSET MANAGEMENT                                          PAID
  One North Wacker Drive                                          COMPUTERSHARE
  Chicago, Illinois 60606

ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:   /s/ W. Douglas Beck
      --------------------
      W. Douglas Beck
      President

Date: March 10, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ W. Douglas Beck
   ---------------------
         W. Douglas Beck
         President

Date:  March 10, 2006
     ----------------

By: /s/ Joseph T. Malone
   ---------------------
        Joseph T. Malone
        Treasurer & Principal Accounting Officer

Date:  March 10, 2006
       --------------